UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22019
                                                    -----------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               Exact name of registrant as specified in charter)
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         --------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         --------------------------------------------------------------
                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000

                        Date of fiscal year end: July 31
                                                ---------

                    Date of reporting period: July 31, 2011
                                             ---------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


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FIRST TRUST

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

ANNUAL REPORT    JULY 31, 2011

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AlphaDEX(R) Sector Funds
------------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund
First Trust Consumer Staples AlphaDEX(R) Fund
First Trust Energy AlphaDEX(R) Fund
First Trust Financials AlphaDEX(R) Fund
First Trust Health Care AlphaDEX(R) Fund
First Trust Industrials/Producer Durables AlphaDEX(R) Fund
First Trust Materials AlphaDEX(R) Fund
First Trust Technology AlphaDEX(R) Fund
First Trust Utilities AlphaDEX(R) Fund


AlphaDEX(R) Style Funds
-----------------------
First Trust Large Cap Core AlphaDEX(R) Fund
First Trust Mid Cap Core AlphaDEX(R) Fund
First Trust Small Cap Core AlphaDEX(R) Fund
First Trust Large Cap Value AlphaDEX(R) Fund
First Trust Large Cap Growth -AlphaDEX(R) Fund
First Trust Multi Cap Value AlphaDEX(R) Fund
First Trust Multi Cap Growth AlphaDEX(R) Fund
First Trust Mid Cap Value AlphaDEX(R) Fund
First Trust Mid Cap Growth AlphaDEX(R) Fund
First Trust Small Cap Value AlphaDEX(R) Fund
First Trust Small Cap Growth AlphaDEX(R) Fund
First Trust Mega Cap AlphaDEX(R) Fund

AlphaDEX(R)
FAMILY OF ETFs

AlphaDEX(R) is a registered trademark of First Trust Portfolios L.P.

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Front Cover

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TABLE OF CONTENTS
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                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                 JULY 31, 2011

Shareholder Letter..........................................................   2
Market Overview.............................................................   3
Fund Performance Overview
      First Trust Consumer Discretionary AlphaDEX(R) Fund...................   4
      First Trust Consumer Staples AlphaDEX(R) Fund.........................   6
      First Trust Energy AlphaDEX(R) Fund...................................   8
      First Trust Financials AlphaDEX(R) Fund...............................  10
      First Trust Health Care AlphaDEX(R) Fund..............................  12
      First Trust Industrials/Producer Durables AlphaDEX(R) Fund............  14
      First Trust Materials AlphaDEX(R) Fund................................  16
      First Trust Technology AlphaDEX(R) Fund...............................  18
      First Trust Utilities AlphaDEX(R) Fund................................  20
      First Trust Large Cap Core AlphaDEX(R) Fund...........................  22
      First Trust Mid Cap Core AlphaDEX(R) Fund.............................  24
      First Trust Small Cap Core AlphaDEX(R) Fund...........................  26
      First Trust Large Cap Value AlphaDEX(R) Fund..........................  28
      First Trust Large Cap Growth AlphaDEX(R) Fund.........................  30
      First Trust Multi Cap Value AlphaDEX(R) Fund..........................  32
      First Trust Multi Cap Growth AlphaDEX(R) Fund.........................  34
      First Trust Mid Cap Value AlphaDEX(R) Fund............................  36
      First Trust Mid Cap Growth AlphaDEX(R) Fund...........................  38
      First Trust Small Cap Value AlphaDEX(R) Fund..........................  40
      First Trust Small Cap Growth AlphaDEX(R) Fund.........................  42
      First Trust Mega Cap AlphaDEX(R) Fund.................................  44
Notes to Fund Performance Overview..........................................  46
Understanding Your Fund Expenses............................................  47
Portfolio of Investments
      First Trust Consumer Discretionary AlphaDEX(R) Fund...................  50
      First Trust Consumer Staples AlphaDEX(R) Fund.........................  53
      First Trust Energy AlphaDEX(R) Fund...................................  54
      First Trust Financials AlphaDEX(R) Fund...............................  56
      First Trust Health Care AlphaDEX(R) Fund..............................  59
      First Trust Industrials/Producer Durables AlphaDEX(R) Fund............  61
      First Trust Materials AlphaDEX(R) Fund................................  63
      First Trust Technology AlphaDEX(R) Fund...............................  65
      First Trust Utilities AlphaDEX(R) Fund................................  67
      First Trust Large Cap Core AlphaDEX(R) Fund...........................  69
      First Trust Mid Cap Core AlphaDEX(R) Fund.............................  75
      First Trust Small Cap Core AlphaDEX(R) Fund...........................  80
      First Trust Large Cap Value AlphaDEX(R) Fund..........................  87
      First Trust Large Cap Growth AlphaDEX(R) Fund.........................  91
      First Trust Multi Cap Value AlphaDEX(R) Fund..........................  95
      First Trust Multi Cap Growth AlphaDEX(R) Fund......................... 103
      First Trust Mid Cap Value AlphaDEX(R) Fund............................ 111
      First Trust Mid Cap Growth AlphaDEX(R) Fund........................... 114
      First Trust Small Cap Value AlphaDEX(R) Fund.......................... 117
      First Trust Small Cap Growth AlphaDEX(R) Fund......................... 121
      First Trust Mega Cap AlphaDEX(R) Fund................................. 125
Statements of Assets and Liabilities........................................ 128
Statements of Operations.................................................... 134
Statements of Changes in Net Assets......................................... 140
Financial Highlights........................................................ 148
Notes to Financial Statements............................................... 159
Report of Independent Registered Public Accounting Firm..................... 170
Additional Information...................................................... 171
Board of Trustees and Officers.............................................. 175
Risk Considerations......................................................... 177
Privacy Policy.............................................................. 180

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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any series of the Trust described in this report (each such series is referred to as a "Fund" and collectively, the "Funds") of the Trust will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" at the end of this report for a discussion of other risks in investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the portfolios and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary by Robert F. Carey, Chief Investment Officer of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                           MESSAGE FROM THE PRESIDENT
                                 JULY 31, 2011


Dear Shareholders:

I'm pleased to present you with the annual report for your investment in First Trust Exchange-Traded AlphaDEX(R) Fund.

First Trust Advisors L.P. ("First Trust") has always believed that staying invested in quality products and having a long-term horizon can help investors reach their financial goals. While the recent market volatility has been challenging, successful investors understand that the success they have achieved is typically because of their long-term investment perspective through all kinds of markets.

The report you hold gives detailed information for the past twelve months about the Funds that comprise the First Trust Exchange-Traded AlphaDEX(R) Fund. It contains each Fund's performance review and financial statements for the period. I encourage you to read this document and discuss it with your financial advisor.

First Trust has been through many types of markets. That's why we remain committed to being a long-term investor and investment manager and to bringing you quality investment solutions regardless of the inevitable volatility the market experiences. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. You may want to talk to your advisor about the investments First Trust offers that might also fit your financial goals.

First Trust is committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio. We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals. I look forward to the next edition of the Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
President of First Trust Exchange-Traded AlphaDEX(R) Fund

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MARKET OVERVIEW
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                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                 ANNUAL REPORT
                                 JULY 31, 2011


ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF INVESTMENT OFFICER
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has 23 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING
The current economic recovery is real, even if it has been largely a jobless one. Most economists expect the GDP growth rate in the U.S. to range from 2.5% to 3.0% in 2011, while the International Monetary Fund has made no adjustments to its 4.5% global growth rate estimate for this year. The Federal Reserve remains committed to keeping the federal funds rate at 0-0.25% until economic activity and job creation strengthens. It officially stated that it intends to leave rates as is until mid-2013. What has become apparent to us, however, is that business conditions are so sound that many companies, both here and abroad, are actually thriving. We are encouraged by this in light of the fact that so many governments, including our own, are struggling to get their fiscal houses in order.

While U.S. corporate profits are booming, job growth remains tepid and wages stagnant. Corporate profits accounted for an unprecedented 88% of economic growth from the end of the recession in June 2009 through December 2010, according to Andrew Sum, director of the Center for Labor Market Studies at Northeastern University. That showing compares favorably with 53% after the 2001 recession, nothing after the 1991-92 recession and 28% after the 1981-82 recession. On the other hand, wages and salaries accounted for just 1% of economic growth from 6/09-12/10. That showing compares unfavorably with 15% after the 2001 recession, 50% after the 1991-92 recession and 25% after the 1981-82 recession.

The combination of low interest rates in the U.S., relatively low inflation, rising corporate earnings and record cash holdings, robust M&A activity, and a recovery in the IPO market makes this an ideal time to own equities, in our opinion.

U.S. STOCKS AND BONDS
All of the major U.S. stock indices posted double-digit gains for the 12-month period ended July 2011. The S&P 500 Index, S&P MidCap 400 Index and S&P SmallCap 600 Index were up 19.7%, 25.8%, and 24.7%, respectively, according to Bloomberg. All 10 major sectors in the S&P 500 posted gains. The top-performing sector was Energy, up 42.4%, while the weakest showing came from Financials, up 2.0%. The year-over-year estimated earnings growth rate for the companies in the S&P 500 Index is expected be 17.7% in 2010 and 14.3% in 2011, according to Standard & Poor's.

The S&P 500 closed July 2011 at 1292.28, 17.4% below its all-time high of 1565.15 on October 9, 2007. While the market has performed well since the end of the bear market in March 2009, investors need to accept the notion that volatility could be more prevalent moving forward due to such things as heavy trading volumes in ETFs and high-speed trading. The bull market that began in March 2009 has already experienced eight sell-offs of at least 5%, more than any bull market in the past 73 years, according to InvesTech Research.

In the U.S. bond market, all of the domestic categories performed well. Once again, the top-performing group by far was speculative-grade debt. The Barclays Capital U.S. Corporate High Yield Index posted a total return of 13.0%. The next closest domestic category was investment-grade corporates, up 6.4%, as measured by the Barclays Capital Intermediate Corporate Index. Tax-free municipal bonds posted the weakest showing of the major categories, up 2.7%, as measured by the Barclays Capital Municipal Bond: Long Bond (22+) Index.

FOREIGN STOCKS AND BONDS
A year ago, riskier asset classes dominated their lower-risk counterparts in the overseas markets. Over the past 12 months, the lower-risk asset classes held their own as investors began to discount slower growth in the U.S. and global economy. The ongoing sovereign debt concerns in Europe and the downgrade by Standard & Poor's of the U.S. from its longstanding AAA- rating to AA+ added to the anxiety. From a guidance standpoint, perhaps the most critical decisions moving forward with respect to the prospects for economic growth will come from governmental policymakers, not the private sector. In the U.S., Congress and the Obama Administration will primarily be focusing on job creation and debt reduction. We expect some lively debate over the regulatory climate, the viability/cost of Obamacare and cutting corporate taxes. In Europe, look for the discussion to focus on how the stronger members of the European Union can support the weaker members, like Greece.

The Barclays Capital Global Emerging Markets Index of debt securities rose 11.0%
(USD), while the MSCI Emerging Markets Index of stocks returned 17.5% (USD). The Barclays Capital Global Aggregate Index of higher-quality debt returned 9.1%
(USD), while the MSCI World Index (excluding the U.S.) of stocks from developed countries rose 17.9% (USD). The U.S. dollar declined by 9.4% against a basket of major currencies, as measured by the Dollar Index (DXY).

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FUND PERFORMANCE OVERVIEW
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FXD - FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND
The First Trust Consumer Discretionary AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Consumer Discretionary Index (the "Consumer Discretionary Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Consumer Discretionary Index. The shares of the Fund are listed and trade on the NYSE Arca, Inc. (the "NYSE Arca" or the "Exchange") under the ticker symbol "FXD."

The Consumer Discretionary Index is a modified equal-dollar weighted index designed by NYSE Euronext or its affiliates ("NYSE Euronext"), to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Consumer Discretionary Index using the Russell Global Sectors (the "RGS") sector scheme to determine a stock's sector membership.


----------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2011
----------------------------------------------------------------------------------------------------------------
                                                                       AVERAGE ANNUAL            CUMULATIVE
                                                                       TOTAL RETURNS           TOTAL RETURNS
                                                    1 Year Ended    Inception (05/08/07)    Inception (05/08/07)
                                                      07/31/11          to 07/31/11             to 07/31/11
FUND PERFORMANCE
NAV                                                    34.75%               2.12%                   9.26%
Market Price                                           34.75%               2.11%                   9.26%

INDEX PERFORMANCE
StrataQuant(R) Consumer Discretionary Index            35.84%               2.93%                  13.01%
Russell 1000(R) Index                                  20.68%              -1.11%                  -4.61%
S&P 500(R) Consumer Discretionary Index                28.50%               1.85%                   8.05%
Russell 1000(R) Consumer Discretionary Index(1)        28.49%                NA                      NA
----------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 46.)

PERFORMANCE REVIEW
FXD's one-year net asset value ("NAV") return of +34.75% outperformed the benchmark S&P 500(R) Consumer Discretionary Index return of +28.50% by +6.25%. The Specialty Retail industry led all industries in the Fund with a +8.7% contribution to the Fund's total return. The Fund's holdings in the industry had a solid annual return of +39.9% and had an average Fund weight of 23.0%. Tractor Supply Co. was the best individual contributor from the industry with a +1.1% contribution on an annual return of +91.0%. In April the company reported first quarter 2011 sales of $836.6 million, which is a company record and a +17.7% increase from the first quarter of 2010. The Hotels Restaurants & Leisure industry was the second best-contributing industry in the Fund with a +5.8% contribution. Chipotle Mexican Grill, Inc. was the industry's best individual contributor and performer with a contribution of +1.2% and an annual return of +119.4%. An increase in consumers dining out helped the company report a +22.8% increase in net income in the first quarter of 2011 versus the first quarter of 2010, even as higher food prices cut into margins. The Internet & Catalog Retail industry was the top-performing industry in the Fund, with a +105.6% one-year return. Netflix, Inc., the Fund's second best performer and contributor, was a major part of the industry's strong performance. The online movie rental company had an annual return of +159.4% and contributed +1.5% to the Fund's total return after reaching 20 million subscribers in January 2011 and planning to expand services available in Latin America. Even though the Internet & Catalog Retail industry only had an average Fund weight of 4.6%, the industry's strong performance enabled it to contribute +3.2% to the Fund's total return. Apparel company Fossil, Inc. was the Fund's best individual performer and contributor with an annual return of +217.3% and a +1.8% contribution to the Fund's total return. The company raised its profit forecast for 2011 to $4.44/share as sales surged, particularly in Asia.

On a relative basis, the Fund outperformed its primary benchmark, the S&P 500(R) Consumer Discretionary Index, during the period covered by this report. The Specialty Retail industry was the leading source of outperformance as the Fund's holdings in the industry outperformed the benchmark's constituents +39.9% to +23.0% for the year covered. The Fund's overweight position in the strong-performing Auto Components industry relative to the benchmark also contributed to Fund outperformance. Being underweight the top-performing Internet & Catalog Retail industry relative to the benchmark was a drag on the Fund's relative performance.

--------
(1) On or about September 18, 2008, Russell Investment Group ("Russell") began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. In addition to the implementation of the RGS, Russell changed the name of the Russell 1000(R) Consumer Discretionary and Services Index to the Russell 1000(R) Consumer Discretionary Index. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Consumer Discretionary Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or, alternatively, using solely the RGS.

The StrataQuant(R) Consumer Discretionary Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Consumer Discretionary AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Consumer Discretionary Index in connection with the trading of the Fund.

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FUND PERFORMANCE OVERVIEW (Continued)
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FXD - FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND (Continued)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2011
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Consumer Discretionary                       93.93%
Consumer Staples                              2.71
Industrials                                   3.08
Information Technology                        0.28
                                            -------
   Total                                    100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2011
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Career Education Corp.                        1.52%
Fossil, Inc.                                  1.52
Polaris Industries, Inc.                      1.51
Gap (The), Inc.                               1.51
Tempur-Pedic International, Inc.              1.51
DSW, Inc., Class A                            1.49
RadioShack Corp.                              1.49
AutoNation, Inc.                              1.46
Sally Beauty Holdings, Inc.                   1.43
Garmin Ltd.                                   1.40
                                            -------
   Total                                     14.84%
                                            =======


-------------------------------------------------------------------------------------------------------------
                                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                         MAY 8, 2007 - JULY 31, 2011
-------------------------------------------------------------------------------------------------------------
         First Trust Consumer Discretionary   StrataQuant(R) Consumer   Russell 1000(R)   S&P 500(R) Consumer
                  AlphaDEX(R) Fund              Discretionary Index          Index        Discretionary Index
5/8/07                 10000                           10000                 10000               10000
7/31/07                 9415                            9439                  9674                9418
1/31/08                 8296                            8349                  9261                8326
7/31/08                 7133                            7194                  8647                7355
1/31/09                 4347                            4406                  5911                5679
7/31/09                 6482                            6601                  6903                6667
1/31/10                 7427                            7592                  7611                7697
7/31/10                 8108                            8319                  7904                8410
1/31/11                 9984                           10281                  9387               10051
7/31/11                10925                           11302                  9539               10806
-------------------------------------------------------------------------------------------------------------


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
5/10/07 - 7/31/07         15                0              0              0
8/1/07 - 7/31/08         134                7              0              0
8/1/08 - 7/31/09         112                5              4              1
8/1/09 - 7/31/10         175                0              0              0
8/1/10 - 7/31/11         224                0              0              0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
5/10/07 - 7/31/07         42                0              0              0
8/1/07 - 7/31/08         104                3              2              0
8/1/08 - 7/31/09         124                9              0              0
8/1/09 - 7/31/10          76                0              0              0
8/1/10 - 7/31/11          28                0              0              0

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FUND PERFORMANCE OVERVIEW (Continued)
--------------------------------------------------------------------------------

FXG - FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND
The First Trust Consumer Staples AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Consumer Staples Index (the "Consumer Staples Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Consumer Staples Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXG."

The Consumer Staples Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Consumer Staples Index using the RGS sector scheme to determine a stock's sector membership.

----------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2011
----------------------------------------------------------------------------------------------------------
                                                                 AVERAGE ANNUAL            CUMULATIVE
                                                                 TOTAL RETURNS           TOTAL RETURNS
                                              1 Year Ended    Inception (05/08/07)    Inception (05/08/07)
                                                07/31/11          to 07/31/11             to 07/31/11

FUND PERFORMANCE
NAV                                              31.21%               6.10%                  28.44%
Market Price                                     31.22%               6.08%                  28.38%

INDEX PERFORMANCE
StrataQuant(R) Consumer Staples Index            32.28%               6.88%                  32.50%
Russell 1000(R) Index                            20.68%              -1.11%                  -4.61%
S&P 500(R) Consumer Staples Index                17.70%               5.99%                  27.89%
Russell 1000(R) Consumer Staples Index(1)        20.05%                NA                      NA
----------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 46.)

PERFORMANCE REVIEW
FXG's one-year NAV return of +31.21% outperformed the benchmark S&P 500(R) Consumer Staples Index return of +17.70% by +13.51%. The Food Products industry was the main story of the Fund during the time covered by this report. The Fund's holdings in the industry had a one-year return of +37.2% and had an average weight in the Fund of 50.2%. As a result, the industry contributed +18.5% to the Fund's total return. Green Mountain Coffee Roasters, Inc. topped all the holdings in the Food Products industry and in the entire Fund with a +254.1% return while it was held in the Fund and a +5.1% contribution to total return. In March 2011, the company's stock surged after the company agreed to distribute Starbucks coffees and teas for its popular Keurig brewing system. Ralcorp Holdings, Inc. was another top contributor from the Food Products industry. The company had a +48.1% one-year return and contributed +1.7% to the Fund's total return as unsolicited takeover bids from ConAgra Foods, Inc. drove Ralcorp Holdings' stock higher. The Personal Products industry was the second best-contributing industry in the Fund, with a +4.6% contribution. The Fund's holdings in the industry had a +86.6% annual return because a majority of the industry's weight was in Herbalife Ltd. In May, the company raised its earnings forecast for 2011 after announcing that first quarter 2011 sales had increased +28.5% from the same quarter in 2010. For the year covered by this report, Herbalife's stock returned +127.8% and contributed +4.5% to the Fund's total return.

On a relative basis, the Fund outperformed its primary benchmark, the S&P 500(R) Consumer Staples Index. The Food Products industry was the main cause of outperformance. Previously mentioned Green Mountain Coffee Roasters, Inc. and Ralcorp Holdings, Inc. were responsible for about half of the industry's outperformance as neither company was a part of the benchmark. The Personal Products industry was the second leading cause of outperformance due to Herbalife, Ltd. The Fund held the company at an average weight of 4.9% and the company was not a part of the benchmark.

--------
(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Consumer Staples Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Consumer Staples Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Consumer Staples AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Consumer Staples Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
--------------------------------------------------------------------------------

FXG - FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND (CONTINUED)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2011
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Consumer Staples                            100.00%
                                            -------
   Total                                    100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2011
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Green Mountain Coffee Roasters, Inc.          5.65%
Archer-Daniels-Midland Co.                    4.89
Smithfield Foods, Inc.                        4.89
Bunge Ltd.                                    4.85
Herbalife Ltd.                                4.69
Corn Products International, Inc.             4.47
Tyson Foods, Inc., Class A                    4.39
Whole Foods Market, Inc.                      4.08
Molson Coors Brewing Co., Class B             3.91
Constellation Brands, Inc., Class A           3.80
                                            -------
   Total                                     45.62%
                                            =======

----------------------------------------------------------------------------------------------------------------
                                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                          MAY 8, 2007 - JULY 31, 2011
----------------------------------------------------------------------------------------------------------------
            First Trust Consumer Staples     StrataQuant(R) Consumer     Russell 1000(R)     S&P 500(R) Consumer
                   AlphaDEX(R) Fund               Staples Index               Index             Staples Index
5/8/07                  10000                         10000                   10000                 10000
7/31/07                  9555                          9574                    9674                  9747
1/31/08                  8917                          8971                    9261                 10285
7/31/08                  9091                          9180                    8647                 10386
1/31/09                  7142                          7224                    5646                  8404
7/31/09                  8442                          8577                    6903                  9587
1/31/10                  9133                          9311                    7611                 10426
7/31/10                  9790                         10017                    7904                 10865
1/31/11                 10958                         11264                    9387                 11840
7/31/11                 12844                         13250                    9539                 12790
----------------------------------------------------------------------------------------------------------------


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
5/10/07 - 7/31/07         27                0              1              0
8/1/07 - 7/31/08         142                8              0              1
8/1/08 - 7/31/09         106                8              8              5
8/1/09 - 7/31/10         167                0              0              0
8/1/10 - 7/31/11         194                0              0              0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
5/10/07 - 7/31/07         29                0              0              0
8/1/07 - 7/31/08          93                6              0              0
8/1/08 - 7/31/09         119                7              2              0
8/1/09 - 7/31/10          84                0              0              0
8/1/10 - 7/31/11          58                0              0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
--------------------------------------------------------------------------------

FXN - FIRST TRUST ENERGY ALPHADEX(R) FUND
The First Trust Energy AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Energy Index (the "Energy Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Energy Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXN."

The Energy Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Energy Index using the RGS sector scheme to determine a stock's sector membership.


------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2011
------------------------------------------------------------------------------------------------
                                                       AVERAGE ANNUAL            CUMULATIVE
                                                       TOTAL RETURNS           TOTAL RETURNS
                                    1 Year Ended    Inception (05/08/07)    Inception (05/08/07)
                                      07/31/11          to 07/31/11             to 07/31/11

FUND PERFORMANCE
NAV                                    48.70%               4.56%                  20.74%
Market Price                           48.64%               4.58%                  20.84%

INDEX PERFORMANCE
StrataQuant(R) Energy Index            49.82%               5.29%                  24.35%
Russell 1000(R) Index                  20.68%              -1.11%                  -4.61%
S&P 500(R) Energy Index                42.40%               4.91%                  22.47%
Russell 1000(R) Energy Index(1)        42.76%                NA                      NA
------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 46.)

PERFORMANCE REVIEW
FXN's one-year NAV return of +48.70% outperformed the benchmark S&P 500(R) Energy Index return of +42.40% by +6.30%. In general, it was a strong year of performance for the Energy sector. Optimism toward global economic recovery and unrest in North Africa pushed oil prices higher in the second half of 2010 and the first quarter of 2011. Oil refiner HollyFrontier Corp. was the Fund's leading individual performer and contributor. The company, and other refiners, benefitted from the supply disruptions caused by the Libyan civil war. The disruptions caused the price of Brent oil to increase more than the price of Texas crude oil. Since gasoline and diesel prices typically follow changes in Brent oil prices, companies like HollyFrontier, which refine Texas crude oil, benefitted from a wider profit margin. HollyFrontier gained more access to discounted oil by announcing the acquisition of Frontier Oil Corp. for $2.9 billion. For the year covered by this report, HollyFrontier's stock returned +185.9% and contributed +3.8% to the Fund's total return. National OilWell Varco, Inc. was the Fund's second best-contributor with a +2.4% contribution to total return and an annual return of +107.1%. The company was helped by strong orders for its rig technology and a 10% increase in its quarterly dividend that was effective at the end of 2010.

On a relative basis, the Fund outperformed its primary benchmark, the S&P 500(R) Energy Index. HollyFrontier Corp. alone was a significant cause of Fund outperformance as the company contributed +3.8% to the Fund's total return and was not a part of the benchmark. Other companies making a large contribution to the Fund which were not a part of the benchmark were Atwood Oceanics, Inc. (+2.1% contribution), SM Energy Co. (+1.8% contribution) and Plains Exploration & Production Co. (+1.8% contribution). Exxon Mobil Corp. also added to the Fund's outperformance. The company had an average weight in the benchmark of 27.5%, and only 2.0% in the Fund. Exxon Mobil did have a solid annual return of +37.0%; however, that return underperformed the Fund and benchmark. Therefore, the Fund benefitted from being significantly underweight an underperforming asset.

--------
(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. In addition to the implementation of the RGS, Russell combined the Russell 1000(R) Integrated Oils Index and the Russell 1000(R) Other Energy Index into one index, the Russell 1000(R) Energy Index. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Energy Index because this index did not exist until on or about September 18, 2008. In addition, performance data is not available for the periods shown in the table for the Russell 1000(R) Integrated Oils Index or the Russell 1000(R) Other Energy Index because these indices ceased being calculated by Russell effective June 30, 2009.

The StrataQuant(R) Energy Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Energy AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Energy Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
--------------------------------------------------------------------------------

FXN - FIRST TRUST ENERGY ALPHADEX(R) FUND (Continued)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2011
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Energy                                       97.58%
Information Technology                        2.42
                                            -------
   Total                                    100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2011
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
HollyFrontier Corp.                           3.23%
Patterson-UTI Energy, Inc.                    3.06
Chevron Corp.                                 3.01
Oil States International, Inc.                3.01
SEACOR Holdings, Inc.                         2.99
Murphy Oil Corp.                              2.91
Marathon Oil Corp.                            2.88
Diamond Offshore Drilling, Inc.               2.87
ConocoPhillips                                2.85
Petrohawk Energy Corp.                        2.77
                                            -------
   Total                                     29.58%
                                            =======

--------------------------------------------------------------------------------------
                     PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                             MAY 8, 2007 - JULY 31, 2011
--------------------------------------------------------------------------------------
            First Trust Energy     StrataQuant(R)     Russell 1000(R)      S&P 500(R)
             AlphaDEX(R) Fund       Energy Index           Index          Energy Index
5/8/07            10000                10000               10000             10000
7/31/07           10370                10387                9674             10743
1/31/08           10594                10638                9261             10891
7/31/08           11990                12080                8647             11455
1/31/09            4831                 4864                6047              7332
7/31/09            6865                 6965                6903              8138
1/31/10            8005                 8153                7611              8656
7/31/10            8119                 8301                7904              8601
1/31/11           11422                11720                9387             11719
7/31/11           12073                12437                9539             12248
--------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
5/10/07 - 7/31/07         27                1              0              0
8/1/07 - 7/31/08         111                4              4              0
8/1/08 - 7/31/09         116                9             10              2
8/1/09 - 7/31/10         162                1              0              0
8/1/10 - 7/31/11         190                0              0              0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
5/10/07 - 7/31/07         29                0              0              0
8/1/07 - 7/31/08         124                7              0              0
8/1/08 - 7/31/09         108                5              4              1
8/1/09 - 7/31/10          86                2              0              0
8/1/10 - 7/31/11          62                0              0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
--------------------------------------------------------------------------------

FXO - FIRST TRUST FINANCIALS ALPHADEX(R) FUND
The First Trust Financials AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Financials Index (the "Financials Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Financials Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXO."

The Financials Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Financials Index using the RGS sector scheme to determine a stock's sector membership.


------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2011
------------------------------------------------------------------------------------------------------------
                                                                   AVERAGE ANNUAL            CUMULATIVE
                                                                   TOTAL RETURNS           TOTAL RETURNS
                                                1 Year Ended    Inception (05/08/07)    Inception (05/08/07)
                                                  07/31/11          to 07/31/11             to 07/31/11

FUND PERFORMANCE
NAV                                                10.25%              -6.40%                 -24.42%
Market Price                                       10.17%              -6.42%                 -24.48%

INDEX PERFORMANCE
StrataQuant(R) Financials Index                    11.18%              -5.48%                 -21.22%
Russell 1000(R) Index                              20.68%              -1.11%                  -4.61%
S&P 500(R) Financials Index                         1.96%             -17.92%                 -56.64%
Russell 1000(R) Financial Services Index(1)         4.65%                NA                      NA
------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 46.)

PERFORMANCE REVIEW
FXO's one-year NAV return of +10.25% outperformed the benchmark S&P 500(R) Financials Index return of +1.96% by +8.29%. The Insurance industry led all industries in the Fund with a contribution to total return of +4.8%. The Fund's holdings in the industry had a +10.2% one-year return and made up an average of 44.5% of the Fund's weight. Erie Indemnity Co., a part of the Insurance industry, had a one-year return of +54.9% and was the Fund's top individual contributor with a contribution to total return of +0.5%. Despite a large number of catastrophe claims in the first half of 2011, Erie Indemnity was able to increase revenues on a year-over-year basis in both the first and second quarters of 2011. The company also received an A+ Superior rating from A.M. Best and made the list of Ward's 50 top-performing insurance companies. The Real Estate Investment Trust (REIT) industry contributed +1.6% to the Fund's total return, making it the second best-contributing industry. None of the Fund's top individual contributors were from the REIT industry, but the Fund's holdings from the industry had a collection of solid performers. Simon Property Group, Inc. was the best-performing REIT in the Fund with an annual return of +39.0%. The group, which is largest U.S. shopping mall owner, reported a +75.0% increase in funds from operations in the first quarter of 2011 versus the first quarter of 2010. Equity Residential was another strong-performing REIT, with an annual return of +38.6%. The apartment landlord benefitted from a weak home-buying market, driving apartment vacancies to a three-year low of 6.2%.

On a relative basis, the Fund outperformed its primary benchmark, the S&P 500(R) Financials Index. The Insurance industry and the Diversified Financial Services industry were the main causes of the Fund's outperformance. In the Insurance industry, the Fund benefitted from being overweight relative to the benchmark (44.5% vs. 24.9% average weight) and from stronger performance than the benchmark (+10.2% vs. +3.8% one-year return). In the Diversified Financial Services industry, the Fund benefitted from significant outperformance as the Fund's holdings in the industry had a one-year return of +16.3% versus the benchmark's -8.8%. In general, most companies in the industry performed well during the year. The difference in performance was caused by the Fund being significantly underweight troubled financial institutions Bank of America Corp. (-30.6% one-year return) and Citigroup, Inc. (-6.4% one-year return). Combined, these two companies had an average weight of 0.6% in the Fund compared to a 13.7% average weight in the benchmark.

--------
(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Financial Services Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Financials Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Financials AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Financials Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
--------------------------------------------------------------------------------

FXO - FIRST TRUST FINANCIALS ALPHADEX(R) FUND (Continued)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2011
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Financials                                   90.89%
Information Technology                        7.28
Consumer Discretionary                        1.14
Industrials                                   0.69
                                            -------
   Total                                    100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2011
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Arch Capital Group Ltd.                       1.23%
MBIA, Inc.                                    1.23
Alliance Data Systems Corp.                   1.21
Fidelity National Financial, Inc., Class A    1.20
ACE Ltd.                                      1.18
Ares Capital Corp.                            1.16
Chubb (The) Corp.                             1.16
JPMorgan Chase & Co.                          1.14
Leucadia National Corp.                       1.14
Endurance Specialty Holdings Ltd.             1.14
                                            -------
   Total                                     11.79%
                                            =======

------------------------------------------------------------------------------------------------
                          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  MAY 8, 2007 - JULY 31, 2011
------------------------------------------------------------------------------------------------
            First Trust Financials      StrataQuant(R)      Russell 1000(R)        S&P 500(R)
               AlphaDEX(R) Fund        Financials Index          Index          Financials Index
5/8/07              10000                   10000                10000               10000
7/31/07              8955                    8986                 9674                8883
1/31/08              7939                    8017                 9261                7875
7/31/08              6363                    6450                 8647                5950
1/31/09              3908                    3976                 5646                3444
7/31/09              5412                    5550                 6903                3713
1/31/10              6429                    6618                 7611                4081
7/31/10              6856                    7086                 7904                4253
1/31/11              7898                    8199                 9387                4772
7/31/11              7558                    7878                 9539                4336
------------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
5/10/07 - 7/31/07         19                0              0              0
8/1/07 - 7/31/08         117                4              4              1
8/1/08 - 7/31/09         127               11              4              6
8/1/09 - 7/31/10         175                0              0              0
8/1/10 - 7/31/11         164                0              0              0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
5/10/07 - 7/31/07         38                0              0              0
8/1/07 - 7/31/08         112               10              2              0
8/1/08 - 7/31/09          99                3              4              1
8/1/09 - 7/31/10          76                0              0              0
8/1/10 - 7/31/11          88                0              0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
--------------------------------------------------------------------------------

FXH - FIRST TRUST HEALTH CARE ALPHADEX(R) FUND
The First Trust Health Care AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Health Care Index (the "Health Care Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Health Care Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXH."

The Health Care Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Health Care Index using the RGS sector scheme to determine a stock's sector membership.


-----------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2011
-----------------------------------------------------------------------------------------------------
                                                            AVERAGE ANNUAL            CUMULATIVE
                                                            TOTAL RETURNS           TOTAL RETURNS
                                         1 Year Ended    Inception (05/08/07)    Inception (05/08/07)
                                           07/31/11          to 07/31/11             to 07/31/11

FUND PERFORMANCE
NAV                                         32.67%               8.83%                  43.01%
Market Price                                32.71%               8.83%                  43.06%

INDEX PERFORMANCE
StrataQuant(R) Health Care Index            33.76%               9.72%                  48.05%
Russell 1000(R) Index                       20.68%              -1.11%                  -4.61%
S&P 500(R) Health Care Index                21.93%               0.33%                   1.41%
Russell 1000(R) Health Care Index(1)        23.16%                NA                      NA
-----------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 46.)

PERFORMANCE REVIEW
FXH's one-year NAV return of +32.67% outperformed the benchmark S&P 500(R) Health Care Index return of +21.93% by +10.74%. The Health Care Providers & Services industry led all industries in the Fund with a +11.7% contribution to total return as the Fund's holdings in the industry had a one-year return of +30.7%. Coventry Health Care, Inc. was the best individual contributor from the industry with a +1.5% contribution on a +61.3% one-year return. The company raised its 2011 profit forecast after reporting better than expected earnings per share for the first quarter of 2011 as revenues increased and costs remained stable. The Health Care Equipment & Supplies industry made the second-largest contribution to the Fund's total return with a +7.8% contribution. The Fund's holdings from the industry had a one-year return of +35.5%. Cooper Cos., a member of the industry, led all other individual holdings in the Fund with a +1.6% contribution to total return. On top of the company's solid earnings, Cooper Cos. has several new products set to launch in the near future, one being the Biofinity multifocal contact lens. Biotechnology company Alexion Pharmaceuticals, Inc. was the Fund's best individual performer with a one-year return of +108.8%. The company boosted its revenue forecast due to global growth of its drug Soliris, which is the first FDA-approved drug to treat chronic hemolysis.

On a relative basis, the Fund outperformed its primary benchmark, the S&P 500(R) Health Care Index. Much of the outperformance came from the Pharmaceutical industry. The industry was the most represented (50.6% average weight) and worst-performing (+17.8% one-year return) industry in the benchmark, which caused a drag on the benchmark's return relative to the Fund. The Fund's relative performance also benefitted from being overweight the stronger-performing Health Care Equipment & Supplies and Health Care Providers & Services industries relative to the benchmark.

--------
(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Health Care Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Health Care Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Health Care AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Health Care Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
--------------------------------------------------------------------------------

FXH - FIRST TRUST HEALTH CARE ALPHADEX(R) FUND (Continued)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2011
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Health Care                                 100.00%
                                            -------
   Total                                    100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2011
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Catalyst Health Solutions, Inc.               2.72%
SXC Health Solutions Corp.                    2.48
Perrigo Co.                                   2.38
Eli Lilly & Co.                               2.36
Community Health Systems, Inc.                2.33
Cephalon, Inc.                                2.32
Vertex Pharmaceuticals, Inc.                  2.31
Watson Pharmaceuticals, Inc.                  2.26
Cooper (The) Cos., Inc.                       2.24
LifePoint Hospitals, Inc.                     2.20
                                            -------
   Total                                     23.60%
                                            =======

------------------------------------------------------------------------------------------------------
                             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                     MAY 8, 2007 - JULY 31, 2011
------------------------------------------------------------------------------------------------------
            First Trust Health Care     StrataQuant(R) Health     Russell 1000(R)    S&P 500(R) Health
               AlphaDEX(R) Fund              Care Index                Index             Care Index
5/8/07               10000                      10000                  10000               10000
7/31/07               9740                       9764                   9674                9222
1/31/08               9645                       9702                   9261                9269
7/31/08               9465                       9573                   8647                8940
1/31/09               7330                       7443                   5646                7696
7/31/09               8830                       9001                   6903                7974
1/31/10              10750                      10993                   7611                9042
7/31/10              10780                      11068                   7904                8318
1/31/11              13190                      13601                   9387                9306
7/31/11              14302                      14805                   9539               10142
------------------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
5/10/07 - 7/31/07         27                0              0              0
8/1/07 - 7/31/08         133                7              2              0
8/1/08 - 7/31/09         118                6              7              2
8/1/09 - 7/31/10         161                0              0              0
8/1/10 - 7/31/11         203                0              0              0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------

FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
5/10/07 - 7/31/07         30                0              0              0
8/1/07 - 7/31/08          93               15              0              0
8/1/08 - 7/31/09         116                5              1              0
8/1/09 - 7/31/10          90                0              0              0
8/1/10 - 7/31/11          49                0              0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
--------------------------------------------------------------------------------

FXR - FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND
The First Trust Industrials/Producer Durables AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Industrials Index (the "Industrials Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Industrials Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXR."

The Industrials Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Industrials Index using the RGS sector scheme to determine a stock's sector membership.


-----------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2011
-----------------------------------------------------------------------------------------------------------
                                                                  AVERAGE ANNUAL            CUMULATIVE
                                                                  TOTAL RETURNS           TOTAL RETURNS
                                               1 Year Ended    Inception (05/08/07)    Inception (05/08/07)
                                                 07/31/11          to 07/31/11             to 07/31/11

FUND PERFORMANCE
NAV                                               17.68%              -1.84%                  -7.56%
Market Price                                      17.64%              -1.88%                  -7.71%

INDEX PERFORMANCE
StrataQuant(R) Industrials Index                  18.56%              -1.10%                  -4.58%
Russell 1000(R) Index                             20.68%              -1.11%                  -4.61%
S&P 500(R) Industrials Index                      16.39%              -0.92%                  -3.83%
Russell 1000(R) Producer Durables Index(1)        17.71%                NA                      NA
-----------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 46.)

PERFORMANCE REVIEW
FXR's one-year NAV return of +17.68% outperformed the benchmark S&P 500(R) Industrials Index return of +16.39% by +1.29%. The Machinery industry led all industries in the Fund with a +5.9% contribution to total return. The Fund's holdings in the industry returned +21.6% and comprised an average of 25.9% of the Fund's weight. Gardner Denver, Inc. was the best individual performer (+68.6% one-year return) and contributor (+0.8% contribution) from the industry. The maker of air pumps and compressors easily beat earnings expectations for the first quarter of 2011 ($1.15/share actual vs. $0.95/share estimated) and raised its 2011 full-year profit forecast as sales increased +26% from the first quarter in 2010. The Construction & Engineering industry was the second best-contributing industry in the Fund with a +2.4% contribution to the Fund's total return. Chicago Bridge & Iron Co. N.V. led the Fund's holdings in the industry with a +83.6% one-year return and a +1.0% contribution to total return. In July 2011 the company's stock increased +5.7% in one day after the company was awarded a contract from Chevron Australia valued at around $2.3 billion. The Fund's best individual performer and contributor was McDermott International, Inc., which is classified as an Energy company by the Global Industry Classification Standards, but is included in the Industrials sector by RGS classification. While it was held in the Fund this reporting period, McDermott returned +106.3% and contributed +1.2% to the Fund's total return. For the first quarter of 2011, the energy-focused construction company reported a +17% increase in year-over-year profit largely due to high demand from the Asia Pacific and Middle East regions.

On a relative basis, the Fund outperformed its primary benchmark, the S&P 500(R) Industrials Index. The Fund gained relative to the benchmark by being underweight industrial conglomerates, General Electric Co. (+14.5% one-year return) and 3M Co. (+4.4% one-year return), both of which had performance that lagged the overall returns of the Fund and benchmark. The Fund had an average weight of 0.7% in these companies versus the benchmark's average weight of 20.7%. The Fund also gained relative performance by performing better than the benchmark in the Electrical Equipment industry. The Fund's holdings in the industry had a +28.3% one-year return versus the benchmark's +10.2% return from the industry. The Fund's outperformance was tempered by Frontline, Ltd., which was held in the Fund but not the benchmark. The company returned -52.4% while held in the Fund this reporting period and contributed -0.7% to the Fund's total return.

--------
(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Producer Durables Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Industrials Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Industrials/Producer Durables AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Industrials Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
--------------------------------------------------------------------------------

FXR - FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND (Continued)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2011
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Industrials                                  85.70%
Information Technology                       10.36
Health Care                                   2.80
Energy                                        0.70
Materials                                     0.44
                                            -------
   Total                                    100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2011
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Lexmark International, Inc., Class A          2.07%
Gardner Denver, Inc.                          1.83
TransDigm Group, Inc.                         1.79
Accenture PLC, Class A                        1.77
Huntington Ingalls Industries, Inc.           1.75
W.W. Grainger, Inc.                           1.75
General Cable Corp.                           1.69
Kennametal, Inc.                              1.69
Towers Watson & Co., Class A                  1.68
Alliant Techsystems, Inc.                     1.65
                                            -------
   Total                                     17.67%
                                            =======

---------------------------------------------------------------------------------------------------------------
                                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                          MAY 8, 2007 - JULY 31, 2011
---------------------------------------------------------------------------------------------------------------
          First Trust Industrials/Producer      StrataQuant(R)       Russell 1000(R)     S&P 500(R) Industrials
             Durables AlphaDEX(R) Fund         Industrials Index          Index                  Index
5/8/07                 10000                         10000                10000                  10000
7/31/07                 9435                          9457                 9674                  10400
1/31/08                 8770                          8820                 9261                   9935
7/31/08                 8792                          8874                 8647                   9138
1/31/09                 4967                          5030                 5646                   5934
7/31/09                 6081                          6182                 6903                   6422
1/31/10                 7233                          7384                 7611                   7464
7/31/10                 7854                          8048                 7904                   8263
1/31/11                 9675                          9954                 9387                   9982
7/31/11                 9243                          9542                 9539                   9618
---------------------------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
5/10/07 - 7/31/07         40                1              0              0
8/1/07 - 7/31/08         121                4              3              0
8/1/08 - 7/31/09         115                3              6              0
8/1/09 - 7/31/10         163                0              0              0
8/1/10 - 7/31/11         210                0              0              0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
5/10/07 - 7/31/07         16                0              0              0
8/1/07 - 7/31/08         115                6              1              0
8/1/08 - 7/31/09         122                6              3              0
8/1/09 - 7/31/10          88                0              0              0
8/1/10 - 7/31/11          42                0              0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
--------------------------------------------------------------------------------

FXZ - FIRST TRUST MATERIALS ALPHADEX(R) FUND
The First Trust Materials AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Materials Index (the "Materials Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Materials Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXZ."

The Materials Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Materials Index using the RGS sector scheme to determine a stock's sector membership.


------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2011
------------------------------------------------------------------------------------------------------------------
                                                                         AVERAGE ANNUAL            CUMULATIVE
                                                                         TOTAL RETURNS           TOTAL RETURNS
                                                      1 Year Ended    Inception (05/08/07)    Inception (05/08/07)
                                                        07/31/11          to 07/31/11             to 07/31/11

FUND PERFORMANCE
NAV                                                      23.12%               5.95%                  27.69%
Market Price                                             23.22%               5.97%                  27.79%

INDEX PERFORMANCE
StrataQuant(R) Materials Index                           24.13%               6.75%                  31.80%
Russell 1000(R) Index                                    20.68%              -1.11%                  -4.61%
S&P 500(R) Materials Index                               25.10%               1.32%                   5.70%
Russell 1000(R) Materials and Processing Index(1)        27.05%                NA                      NA
------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 46.)

PERFORMANCE REVIEW
FXZ's one-year NAV return of +23.12% underperformed the benchmark S&P 500(R) Materials Index return of +25.10% by -1.98%. The Chemicals industry led all industries in the Fund with a +11.8% contribution to total return. It was the heaviest-weighted industry in the Fund with an average weight of 39.1% and was the Fund's best-performing industry. CF Industries Holdings, Inc., a Chemicals industry holding, was the Fund's leading individual performer and contributor with a one-year return of +91.9% and a contribution to total return of +1.6%. The fertilizer company's revenue for the second quarter of 2011 increased +38% versus the same quarter of 2010 due to a farming sector boom led by high corn prices. Celanese Corp. was another top-performing stock from the Chemicals industry. The company had a one-year return of +68.1% and contributed +1.6% to the Fund's total return partially due to a new technology that can create ethanol from coal. The process is 25% to 35% cheaper than making ethanol from plants. The Metals & Mining industry was the second best-contributing industry in the Fund with a +4.2% contribution. The Fund's holdings in the sector had a one-year return of +18.2% and comprised an average of 22.2% of the Fund's weight. Cliffs Natural Resources, Inc. was the top individual contributor to the Fund's total return. The company returned +36.5% while held in the Fund for this period and contributed +1.0% to the Fund's total return. In February 2011, Cliffs Natural Resources announced record annual revenues of $4.7 billion for 2010 versus $2.3 billion in 2009. Record iron ore sales volumes in North America and Asia Pacific drove the revenue increase.

On a relative basis, the Fund underperformed its primary benchmark, the S&P 500(R) Materials Index. The underperformance was primarily caused by the Fund's underweight position in Freeport-McMoRan Copper & Gold, Inc., which returned +60.0% during the reporting period. The Fund held the company at an average weight of 0.5%, while the benchmark had an average weight of 11.4% in the company.

--------
(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Materials and Processing Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Materials Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Materials AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Materials Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
--------------------------------------------------------------------------------

FXZ - FIRST TRUST MATERIALS ALPHADEX(R) FUND (Continued)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2011
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Materials                                    87.87%
Industrials                                  12.13
                                            -------
   Total                                    100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2011
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Rockwood Holdings, Inc.                       3.48%
Celanese Corp., Class A                       3.29
LyondellBasell Industries NV, Class A         3.26
Huntsman Corp.                                3.23
Temple-Inland, Inc.                           3.22
Polypore International, Inc.                  3.19
Carpenter Technology Corp.                    3.17
Kronos Worldwide, Inc.                        3.14
Owens Corning, Inc.                           3.03
Eastman Chemical Co.                          3.01
                                            -------
   Total                                     32.02%
                                            =======

---------------------------------------------------------------------------------------------
                         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                 MAY 8, 2007 - JULY 31, 2011
---------------------------------------------------------------------------------------------

            First Trust Materials      StrataQuant(R)     Russell 1000(R)       S&P 500(R)
              AlphaDEX(R) Fund        Materials Index          Index          Materials Index
5/8/07              10000                  10000               10000               10000
7/31/07             10085                  10104                9674                9956
1/31/08             10310                  10362                9261               10271
7/31/08             11037                  11128                8647               10387
1/31/08              5255                   5323                5646                5394
7/31/09              7814                   7950                6903                7499
1/31/10              9265                   9468                7611                7890
7/31/10             10371                  10617                7904                8450
1/31/11             12736                  13090                9387               10544
7/31/11             12769                  13180                9539               10572
---------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
5/10/07 - 7/31/07         27                1              0              0
8/1/07 - 7/31/08         132                3              5              0
8/1/08 - 7/31/09         104                8              3              1
8/1/09 - 7/31/10         172                0              0              0
8/1/10 - 7/31/11         200                0              0              0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
5/10/07 - 7/31/07         29                0              0              0
8/1/07 - 7/31/08          98               10              2              0
8/1/08 - 7/31/09         131                8              0              0
8/1/09 - 7/31/10          79                0              0              0
8/1/10 - 7/31/11          52                0              0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
--------------------------------------------------------------------------------

FXL - FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND
The First Trust Technology AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Technology Index (the "Technology Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Technology Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXL."

The Technology Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Technology Index using the RGS sector scheme to determine a stock's sector membership.


--------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2011
--------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL            CUMULATIVE
                                                               TOTAL RETURNS           TOTAL RETURNS
                                            1 Year Ended    Inception (05/08/07)    Inception (05/08/07)
                                              07/31/11          to 07/31/11             to 07/31/11

FUND PERFORMANCE
NAV                                            20.40%               2.08%                   9.08%
Market Price                                   20.33%               2.08%                   9.08%

INDEX PERFORMANCE
StrataQuant(R) Technology Index                21.42%               2.99%                  13.29%
Russell 1000(R) Index                          20.68%              -1.11%                  -4.61%
S&P 500(R) Information Technology Index        19.20%               3.16%                  14.07%
Russell 1000(R) Technology Index(1)            18.78%                NA                      NA
--------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 46.)

PERFORMANCE REVIEW
FXL's one-year NAV return of +20.40% outperformed the benchmark S&P 500(R) Information Technology Index return of +19.20% by +1.20%. Strong sales of mobile electronic devices helped the Semiconductor industry lead all industries in the Fund in performance and contribution. The Fund's holdings in the industry had a +29.8% one-year return and contributed +7.3% to the Fund's total return. Atmel Corp., a Semiconductor industry holding, was the Fund's best individual performer and contributor. In February 2011, the company reported full-year 2010 revenues of $1,644 million, an increase of +35% over 2009. The growth came largely from microcontroller revenues, which increased +95% to $892 million. For this reporting period, Atmel returned +131.1% and contributed +1.6% to the Fund's total return. Fairchild Semiconductor International, Inc. was another strong contributor from the Semiconductor industry. The company reported a +35% increase in sales and a +10% increase in gross margins for 2010 versus 2009. Fairchild had a one-year return of +65.0% and contributed +1.2% to the Fund's total return.

On a relative basis, the Fund outperformed its primary benchmark, the S&P 500(R) Information Technology Index. The Fund's outperformance came mostly from the Semiconductor industry. The Fund was overweight the industry relative to the benchmark (30.3% vs. 13.5% average weight) and the Fund's holdings performed better than the benchmark's constituents within the industry (+29.8% vs. +14.9%). In total, the Semiconductor industry contributed +7.3% to the Fund's total return and +1.8% to the benchmark's return. The Fund's outperformance was tempered by its underweight position in Apple, Inc. relative to the benchmark. Apple had an average weight of 1.4% in the Fund and 14.0% in the benchmark. During this reporting period, the company returned +51.8%, causing a +0.6% contribution to the Fund's total return and a +6.3% contribution to the benchmark's return.

--------
(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Technology Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Technology Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Technology AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Technology Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
--------------------------------------------------------------------------------

FXL - FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND (Continued)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2011
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Information Technology                      100.00%
                                            -------
   Total                                    100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2011
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
SanDisk Corp.                                 2.17%
Intel Corp.                                   2.13
Marvell Technology Group Ltd.                 2.12
Micron Technology, Inc.                       2.09
Varian Semiconductor Equipment
   Associates, Inc.                           2.09
Hewlett-Packard Co.                           2.05
Western Digital Corp.                         2.01
Computer Sciences Corp.                       1.97
International Rectifier Corp.                 1.94
Vishay Intertechnology, Inc.                  1.94
                                            -------
   Total                                     20.51%
                                            =======

------------------------------------------------------------------------------------------------
                        PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                MAY 8, 2007 - JULY 31, 2011
------------------------------------------------------------------------------------------------
            First Trust Technology      StrataQuant(R)      Russell 1000(R)        S&P 500(R)
               AlphaDEX(R) Fund        Technology Index          Index          Technology Index
5/8/07              10000                   10000                10000               10000
7/31/07             10235                   10252                 9674               10160
1/31/08              9030                    9078                 9261                9501
7/31/08              8815                    8895                 8647                9320
1/31/09              5205                    5295                 5646                6101
7/31/09              7236                    7397                 6903                8416
1/31/10              8246                    8457                 7611                9142
7/31/10              9060                    9330                 7904                9570
1/31/11             11868                   12273                 9387               11466
7/31/11             10908                   11328                 9539               11407
------------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
5/10/07 - 7/31/07         23                1              0              0
8/1/07 - 7/31/08         130                4              4              0
8/1/08 - 7/31/09         111                2             11              1
8/1/09 - 7/31/10         163                0              0              0
8/1/10 - 7/31/11         197                0              0              0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
5/10/07 - 7/31/07         33                0              0              0
8/1/07 - 7/31/08         107                4              1              0
8/1/08 - 7/31/09         119               10              0              1
8/1/09 - 7/31/10          87                1              0              0
8/1/10 - 7/31/11          55                0              0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
--------------------------------------------------------------------------------

FXU - FIRST TRUST UTILITIES ALPHADEX(R) FUND
The First Trust Utilities AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Utilities Index (the "Utilities Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Utilities Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXU."

The Utilities Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Utilities Index using the RGS sector scheme to determine a stock's sector membership.


---------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2011
---------------------------------------------------------------------------------------------------
                                                          AVERAGE ANNUAL            CUMULATIVE
                                                          TOTAL RETURNS           TOTAL RETURNS
                                       1 Year Ended    Inception (05/08/07)    Inception (05/08/07)
                                         07/31/11          to 07/31/11             to 07/31/11

FUND PERFORMANCE
NAV                                       17.03%               0.20%                   0.83%
Market Price                              16.95%               0.19%                   0.82%

INDEX PERFORMANCE
StrataQuant(R) Utilities Index            17.97%               1.06%                   4.55%
Russell 1000(R) Index                     20.68%              -1.11%                  -4.61%
S&P 500(R) Utilities Index                14.09%              -1.65%                  -6.80%
Russell 1000(R) Utilities Index(1)        17.47%                NA                      NA
---------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 46.)

PERFORMANCE REVIEW
FXU's one-year NAV return of +17.03% outperformed the benchmark S&P 500(R) Utilities Index return of +14.09% by +2.94%. Many of the Fund's top-performing companies are classified as being from the Energy and Telecommunications sectors under the Global Industry Classification Standards ("GICS") but are Utilities companies by RGS classifications. Telecommunications company MetroPCS Communications, Inc. was the Fund's top individual contributor, with a +2.3% contribution to the Fund's total return on a +81.8% one-year return. The pay-as-you-go cell phone provider reported 725,000 new subscribers in the first quarter of 2011 when analysts were expecting 350,000 to 475,000. Energy company Southern Union Co. was the Fund's best individual performer with a +90.7% return while held in the Fund this reporting period. In June, the company was the subject of a bidding war between Energy Transfer Equity and Williams Cos. Energy Transfer Equity first bid $4.2 billion for Southern Union in the middle of June and by the end of July its bid had increased to $5.7 billion. The Fund's only other Energy holding, Energen Corp., was another top contributor with a +1.3% contribution on a +33.7% one-year return. In January 2011, the company reported net income for the full year of 2010 of $290.8 million, a healthy increase from the $256.3 million from 2009. The increase in earnings was a result of higher realized oil and natural gas prices and increased production.

On a relative basis, the Fund outperformed its primary benchmark, the S&P 500(R) Utilities Index. The Fund and benchmark received very similar performance from companies classified by GICS as Utilities companies. Most of the Fund's outperformance came from the Fund's two previously mentioned Energy holdings, Southern Union Co. and Energen Corp. These two companies made up 4.5% of the Fund's average weight and contributed +2.6% to the Fund's total return.

--------
(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Utilities Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Utilities Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Utilities AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Utilities Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
--------------------------------------------------------------------------------

FXU - FIRST TRUST UTILITIES ALPHADEX(R) FUND (Continued)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2011
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Utilities                                    76.07%
Telecommunication Services                   21.07
Energy                                        2.86
                                            -------
   Total                                    100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2011
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Public Service Enterprise Group, Inc.         3.44%
Edison International                          3.37
ONEOK, Inc.                                   3.37
Entergy Corp.                                 3.36
Great Plains Energy, Inc.                     3.34
tw telecom, Inc.                              3.30
MetroPCS Communications, Inc.                 3.24
AT&T, Inc.                                    3.20
CenturyLink, Inc.                             3.15
Telephone and Data Systems, Inc.              3.13
                                            -------
   Total                                     32.90%
                                            =======

---------------------------------------------------------------------------------------------
                        PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                MAY 8, 2007 - JULY 31, 2011
---------------------------------------------------------------------------------------------
            First Trust Utilities      StrataQuant(R)     Russell 1000(R)       S&P 500(R)
              AlphaDEX(R) Fund        Utilities Index          Index          Utilities Index
5/8/07              10000                  10000               10000               10000
7/31/07              9185                   9205                9674                9034
1/31/08              8789                   8856                9261                9588
7/31/08              8506                   8601                8647                9394
1/31/09              6660                   6760                5646                7262
7/31/09              7440                   7593                6903                7463
1/31/10              8033                   8229                7611                7777
7/31/10              8616                   8863                7904                8170
1/31/11              9597                   9912                9387                8727
7/31/11             10083                  10456                9539                9322
---------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
5/10/07 - 7/31/07         27                1              0              0
8/1/07 - 7/31/08         140                5              1              1
8/1/08 - 7/31/09         110                9              5              1
8/1/09 - 7/31/10         165                0              0              0
8/1/10 - 7/31/11         220                0              0              0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
5/10/07 - 7/31/07         29                0              0              0
8/1/07 - 7/31/08          96                5              2              0
8/1/08 - 7/31/09         125                4              1              0
8/1/09 - 7/31/10          85                1              0              0
8/1/10 - 7/31/11          32                0              0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
--------------------------------------------------------------------------------

FEX - FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND
The First Trust Large Cap Core AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Large Cap Core Index (the "Large Cap Core Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Large Cap Core Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FEX."

The Large Cap Core Index is a modified equal-dollar weighted index designed by Standard & Poor's Financial Services LLC (as successor to Standard & Poor's, a division of McGraw-Hill Companies, Inc. "S&P") to objectively identify and select stocks from the S&P 500(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.


---------------------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2011
---------------------------------------------------------------------------------------------
                                                    AVERAGE ANNUAL            CUMULATIVE
                                                    TOTAL RETURNS           TOTAL RETURNS
                                 1 Year Ended    Inception (05/08/07)    Inception (05/08/07)
                                   07/31/11          to 07/31/11             to 07/31/11

FUND PERFORMANCE
NAV                                 20.54%              -0.26%                  -1.09%
Market Price                        20.51%              -0.27%                  -1.14%

INDEX PERFORMANCE
Defined Large Cap Core Index        21.47%               0.50%                   2.15%
S&P 500(R) Index                    19.65%              -1.47%                  -6.08%
---------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 46.)

PERFORMANCE REVIEW
FEX's one-year NAV return of +20.54% outperformed the benchmark S&P 500(R) Index return of +19.65% by +0.89%. The Consumer Discretionary sector led all sectors in the Fund with a +4.8% contribution to total return. The Fund's holdings in the sector returned +27.7% for the year and made up an average of 18.1% of the Fund's weight. Priceline.com, Inc., the Fund's best individual contributor, was a part of the Consumer Discretionary sector. The online travel booking company had a +139.6% one-year return and contributed +0.3% to the Fund's total return on strong hotel booking growth in Europe and Asia. The Energy sector was the best-performing sector in the Fund with a +44.0% one-year return and the second best-contributing sector with a contribution of +3.2%. Cabot Oil & Gas Corp., a member of the sector, was the Fund's best individual performer with a one-year return of +143.9%. In early 2011, the company announced its production growth for 2010 was +26.8%, beating estimates of +25%, and announced production growth guidance for 2011 was +30 to +36%.

On a relative basis, the Fund outperformed its primary benchmark, the S&P 500(R) Index. The Financials sector was the main cause of the Fund's relative performance advantage. Within the sector, the Fund's holdings returned +8.2% versus the benchmark's constituents return of +2.0%. The performance difference was due to the Fund's underweight positions in Bank of America Corp. (-30.6% one-year return) and Citigroup, Inc. (-6.4% one-year return). The Energy sector reversed some of the outperformance as the Fund was underweight the strong-performing industry relative to the benchmark (9.1% vs. 12.1% average weight). Information Technology company Apple, Inc. (+51.8% one-year return) also reversed some Fund outperformance. The Fund was underweight the strong-performing company relative to the benchmark (0.3% vs. 2.6% average weight).

--------
The Defined Large Cap Core Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Large Cap Core Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Large Cap Core AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
--------------------------------------------------------------------------------

FEX - FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND (Continued)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2011
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Consumer Discretionary                       20.94%
Information Technology                       13.91
Financials                                   11.30
Industrials                                  10.77
Health Care                                   9.93
Utilities                                     9.30
Energy                                        8.75
Consumer Staples                              7.73
Materials                                     5.52
Telecommunication Services                    1.85
                                            -------
   Total                                    100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2011
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Lexmark International, Inc., Class A          0.53%
Kohl's Corp.                                  0.51
Expedia, Inc.                                 0.51
Abercrombie & Fitch Co., Class A              0.51
Amazon.com, Inc.                              0.50
VF Corp.                                      0.50
Halliburton Co.                               0.50
Wynn Resorts Ltd.                             0.49
Baker Hughes, Inc.                            0.49
Gap (The), Inc.                               0.49
                                            -------
   Total                                      5.03%
                                            =======

--------------------------------------------------------------------------------
                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          MAY 8, 2007 - JULY 31, 2011
--------------------------------------------------------------------------------
             First Trust Large Cap Core      Defined Large Cap        S&P 500(R)
                  AlphaDEX(R) Fund              Core Index              Index
5/8/07                 10000                       10000                10000
7/31/07                 9560                        9579                 9690
1/31/08                 9022                        9071                 9271
7/31/08                 8304                        8383                 8615
1/31/09                 5325                        5398                 5690
7/31/09                 6711                        6830                 6896
1/31/10                 7618                        7783                 7576
7/31/10                 8205                        8410                 7850
1/31/11                 9765                       10049                 9257
7/31/11                 9891                       10216                 9393

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
5/10/07 - 7/31/07         18                1              0              0
8/1/07 - 7/31/08         126                2              7              0
8/1/08 - 7/31/09         106                9              2              1
8/1/09 - 7/31/10         151                0              0              0
8/1/10 - 7/31/11         211                0              0              0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
5/10/07 - 7/31/07         38                0              0              0
8/1/07 - 7/31/08         109                5              1              0
8/1/08 - 7/31/09         127                8              2              0
8/1/09 - 7/31/10         100                0              0              0
8/1/10 - 7/31/11          41                0              0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
--------------------------------------------------------------------------------

FNX - FIRST TRUST MID CAP CORE ALPHADEX(R) FUND
The First Trust Mid Cap Core AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Mid Cap Core Index (the "Mid Cap Core Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Mid Cap Core Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FNX."

The Mid Cap Core Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P MidCap 400 Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.


-------------------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2011
-------------------------------------------------------------------------------------------
                                                  AVERAGE ANNUAL            CUMULATIVE
                                                  TOTAL RETURNS           TOTAL RETURNS
                               1 Year Ended    Inception (05/08/07)    Inception (05/08/07)
                                 07/31/11          to 07/31/11             to 07/31/11

FUND PERFORMANCE
NAV                               26.60%              3.77%                   16.93%
Market Price                      26.57%              3.75%                   16.87%

INDEX PERFORMANCE
Defined Mid Cap Core Index        27.55%              4.55%                   20.71%
S&P MidCap 400 Index              25.77%              2.84%                   12.57%
-------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 46.)

PERFORMANCE REVIEW
FNX's one-year NAV return of +26.60% outperformed the benchmark S&P MidCap 400 Index return of +25.77% by +0.83%. The Consumer Discretionary sector led the Fund with a +7.3% contribution to total return. The Fund's holdings in the sector had a strong one-year return of +38.5%, and the sector was the most-represented sector in the Fund with a 19.8% average weight. From the sector, Apparel company Fossil, Inc. was the Fund's best individual contributor with a +0.8% contribution to the Fund's total return and a +217.3% one-year return. The company raised its profit forecast for 2011 to $4.44/share as sales surged, particularly in Asia. The Fund's second best individual contributor, Chipotle Mexican Grill, Inc. was also from the sector. The restaurant contributed +0.5% to the Fund's total return and had an annual return of +119.4%. An increase in consumers dining out helped Chipotle report a +22.8% increase in net income in the first quarter of 2011 versus the first quarter of 2010, even as higher food prices cut into margins. The Information Technology sector was the second best-contributing sector in the Fund with a +5.9% contribution. Semiconductor company Atmel Corp. was the best individual performer (+131.1% one-year return) and contributor (+0.5% contribution) from the sector. In February 2011, the company reported full-year 2010 revenues of $1,644 million, an increase of +35% over 2009. The growth came largely from microcontroller revenues, which increased +95% to $892 million. The Energy sector was the best-performing sector in the Fund. The Fund's holdings in the sector had a one-year return of +42.9%, but due to the sector's small average weight of 6.7%, the Energy sector's contribution was limited to +2.8%.

On a relative basis, the Fund outperformed its primary benchmark, the S&P MidCap 400 Index. The Consumer Discretionary and Information Technology sectors caused most of the Fund's outperformance. The Fund was overweight both sectors relative to the benchmark, and the Fund had better performance than the benchmark in both sectors. In total, the two sectors contributed +13.2% to the Fund's total return and +8.4% to the benchmark's return. Some of the Fund's outperformance was reversed by the Consumer Staples sector, where the Fund's holdings underperformed the benchmark's constituents with an annual return of +38.9% versus +57.9%. The main reason for the performance difference was the Fund's slight underweight position in Green Mountain Coffee Roasters, Inc., which had a one-year return of +237.6%.

--------
The Defined Mid Cap Core Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Mid Cap Core Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Mid Cap Core AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
--------------------------------------------------------------------------------

FNX - FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (Continued)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2011
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Consumer Discretionary                       19.65%
Industrials                                  16.92
Information Technology                       15.57
Financials                                   10.65
Health Care                                   9.36
Materials                                     8.97
Utilities                                     6.97
Energy                                        6.37
Consumer Staples                              4.79
Telecommunication Services                    0.75
                                            -------
   Total                                    100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2011
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Catalyst Health Solutions, Inc.               0.68%
Green Mountain Coffee Roasters, Inc.          0.68
Career Education Corp.                        0.62
Fossil, Inc.                                  0.62
Polaris Industries, Inc.                      0.62
Alliance Data Systems Corp.                   0.61
American Eagle Outfitters, Inc.               0.60
Clean Harbors, Inc.                           0.60
Fidelity National Financial, Inc., Class A    0.60
Ingram Micro, Inc., Class A                   0.60
                                            -------
   Total                                      6.23%
                                            =======

--------------------------------------------------------------------------------
                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          MAY 8, 2007 - JULY 31, 2011
--------------------------------------------------------------------------------
              First Trust Mid Cap Core      Defined Mid Cap       S&P MidCap 400
                  AlphaDEX(R) Fund            Core Index              Index
5/8/07                 10000                     10000                10000
7/31/07                 9527                      9540                 9615
1/31/08                 8872                      8911                 9091
7/31/08                 8812                      8889                 9138
1/31/09                 5561                      5625                 5731
7/31/09                 7453                      7576                 7288
1/31/10                 8498                      8674                 8215
7/31/10                 9236                      9464                 8951
1/31/11                11339                     11665                10964
7/31/11                11693                     12072                11256
--------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
5/10/07 - 7/31/07         22                1              0              0
8/1/07 - 7/31/08         124               14              4              0
8/1/08 - 7/31/09          95                9              1              2
8/1/09 - 7/31/10         184                2              0              0
8/1/10 - 7/31/11         217                0              0              0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
5/10/07 - 7/31/07         34                0              0              0
8/1/07 - 7/31/08         102                4              2              0
8/1/08 - 7/31/09         138               10              0              0
8/1/09 - 7/31/10          65                0              0              0
8/1/10 - 7/31/11          35                0              0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
--------------------------------------------------------------------------------

FYX - FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND
The First Trust Small Cap Core AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Small Cap Core Index (the "Small Cap Core Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Small Cap Core Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FYX."

The Small Cap Core Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P SmallCap 600 Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.


---------------------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2011
---------------------------------------------------------------------------------------------
                                                    AVERAGE ANNUAL            CUMULATIVE
                                                    TOTAL RETURNS           TOTAL RETURNS
                                 1 Year Ended    Inception (05/08/07)    Inception (05/08/07)
                                   07/31/11          to 07/31/11             to 07/31/11

FUND PERFORMANCE
NAV                                 24.20%              1.07%                   4.60%
Market Price                        24.12%              1.05%                   4.53%

INDEX PERFORMANCE
Defined Small Cap Core Index        25.13%              1.94%                   8.45%
S&P SmallCap 600 Index              24.72%              1.15%                   4.94%
---------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 46.)

PERFORMANCE REVIEW
FYX's one-year NAV return of +24.20% underperformed the benchmark S&P SmallCap 600 Index return of +24.72% by -0.52%. The Consumer Discretionary sector led all sectors in the Fund with a +5.2% contribution to the Fund's total return. For this reporting period, the Fund's holdings in the sector returned +22.4% and comprised an average of 20.7% of the Fund's weight. Crocs, Inc. was the best contributor from the Consumer Discretionary sector with a +0.4% contribution. The company's stock had a one-year return of +144.1% after reporting a gross profit increase of +41.0% in 2010 versus 2009. The Health Care sector was the second best-contributing sector in the Fund with a +4.4% contribution to the Fund's total return. Health Care companies comprised an average of 12.6% of the Fund's weight and the Fund's holdings in the sector had a one-year return of +37.5%. HealthSpring, Inc. led all individual holdings in the sector with a +0.4% contribution to total return. The company reported impressive earnings growth of +40.7% in 2010 as Medicare Advantage and stand-alone Prescription Drug Plan memberships increased +61% and +131%, respectively. For this reporting period, Health Spring returned +118.3%. The Energy sector stood out among all sectors in terms of performance. The Fund's holdings in the sector returned +77.8%. Since the sector had an average weight in the Fund of 4.9%, its contribution was limited to +3.1%. Basic Energy Services, Inc. was the Fund's best performer and the sector's top contributor with a +245.5% one-year return and a +0.5% contribution to total return. The well drilling services company cited increased demand, margin growth, and higher utilization rates as reasons for a +72% increase in revenues in the first quarter of 2011 versus the first quarter of 2010. Strong demand continued and second quarter 2011 revenues increased another +21% over the first quarter of 2011.

On a relative basis, the Fund underperformed its primary benchmark, the S&P SmallCap 600 Index. The Information Technology sector was a drag on the Fund's relative performance. The Fund's holdings in the sector underperformed the benchmark's constituents +18.5% versus +21.7%. The Energy sector also caused some Fund underperformance as the Fund was slightly underweight the strong-performing sector (4.9% vs. 5.5% average weight) relative to the benchmark.

--------
The Defined Small Cap Core Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Small Cap Core Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Small Cap Core AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
--------------------------------------------------------------------------------

FYX - First Trust Small Cap Core AlphaDEX(R) Fund (Continued)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2011
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Information Technology                       21.95%
Consumer Discretionary                       20.38
Industrials                                  14.94
Financials                                   11.56
Health Care                                  11.10
Materials                                     6.99
Consumer Staples                              4.89
Energy                                        4.05
Utilities                                     2.87
Telecommunication Services                    1.27
                                            -------
   Total                                    100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2011
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Questcor Pharmaceuticals, Inc.                0.50%
Crocs, Inc.                                   0.47
Zoll Medical Corp.                            0.47
Skechers U.S.A., Inc., Class A                0.44
Clearwater Paper Corp.                        0.43
Arch Chemicals, Inc.                          0.42
Children's Place Retail Stores (The), Inc.    0.42
MWI Veterinary Supply, Inc.                   0.42
USA Mobility, Inc.                            0.42
Wausau Paper Corp.                            0.42
                                            -------
   Total                                      4.41%
                                            =======

--------------------------------------------------------------------------------
                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          MAY 8, 2007 - JULY 31, 2011
--------------------------------------------------------------------------------
             First Trust Small Cap Core    Defined Small Cap    S&P SmallCap 600
                  AlphaDEX(R) Fund            Core Index             Index
5/8/07                 10000                     10000               10000
7/31/07                 9433                      9454                9535
1/31/08                 8476                      8534                8771
7/31/08                 8288                      8382                8746
1/31/09                 5043                      5124                5550
7/31/09                 6981                      7125                7060
1/31/10                 7805                      8001                7712
7/31/10                 8421                      8667                8414
1/31/11                10106                     10442               10097
7/31/11                10460                     10846               10494
--------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
5/10/07 - 7/31/07         24                0              1              0
8/1/07 - 7/31/08         116                5              5              0
8/1/08 - 7/31/09         102                5              5              0
8/1/09 - 7/31/10         112                0              0              0
8/1/10 - 7/31/11         195                0              0              0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
5/10/07 - 7/31/07         32                0              0              0
8/1/07 - 7/31/08         116                5              3              0
8/1/08 - 7/31/09         131                9              3              0
8/1/09 - 7/31/10         139                0              0              0
8/1/10 - 7/31/11          57                0              0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
--------------------------------------------------------------------------------

FTA - FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND (1)
The First Trust Large Cap Value AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Large Cap Value Index(2) (the "Large Cap Value Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Large Cap Value Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FTA."

The Large Cap Value Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P 500(R) Value Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.


----------------------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2011
----------------------------------------------------------------------------------------------
                                                     AVERAGE ANNUAL            CUMULATIVE
                                                     TOTAL RETURNS           TOTAL RETURNS
                                  1 Year Ended    Inception (05/08/07)    Inception (05/08/07)
                                    07/31/11          to 07/31/11             to 07/31/11

FUND PERFORMANCE
NAV                                  18.30%              -0.63%                  -2.66%
Market Price                         18.45%              -0.64%                  -2.66%

INDEX PERFORMANCE
Defined Large Cap Value Index        19.23%               0.17%                   0.71%
S&P 500(R) Value Index               15.18%              -4.71%                 -18.47%
S&P 500(R) Index                     19.65%              -1.47%                  -6.08%
----------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 46.)

PERFORMANCE REVIEW
FTA's one-year NAV return of +18.30% outperformed the benchmark S&P 500(R) Value Index return of +15.18% by +3.12%. The Energy sector led all sectors in the Fund with a +4.2% contribution to total return and a +41.0% one-year return. Chesapeake Energy Corp. was the sector's best performer and contributor. The company returned +85.7% while held in the Fund this reporting period, and contributed +0.4% to total return after announcing it sold its Arkansas gas shale assets to BHP Billiton Ltd. for $4.75 billion. The Health Care sector was the second best-contributing sector, with a +4.1% contribution and a +40.1% return during the reporting period. Four of the Fund's top-five individual contributors were from the Health Care sector: Coventry Health Care, Inc., Humana, Inc., King Pharmaceuticals, and UnitedHealth Group, Inc. Coventry led the way with a +0.5% contribution to total return and a +61.3% one-year return. The company raised its 2011 profit forecast after reporting better than expected earnings per share for the first quarter of 2011 as revenues increased and costs remained stable. King Pharmaceuticals was the second best performer in the Health Care sector. During the time it was held in the Fund this period, the company returned +60.7% and contributed +0.4% to the Fund's total return. In October 2010, Pfizer, Inc. offered to buy King Pharmaceuticals for $3.6 billion, representing a 40% premium.

On a relative basis, the Fund outperformed its primary benchmark, the S&P 500(R) Value Index. The Financials sector was a major cause of the Fund's outperformance. Within the sector this reporting period, the Fund's holdings outperformed the benchmark's constituents +9.0% versus -0.4%. The benchmark's heavy exposure to Bank of America Corp. (-30.6% one-year return), and Citigroup, Inc. (-6.4% one-year return) were drivers of the performance discrepancy. The Health Care sector also contributed to Fund outperformance. Within the sector this reporting period, the Fund's holdings outperformed the benchmark's constituents +40.1% versus +26.5%. The Fund's relative underweight position in the Pharmaceuticals industry and overweight position in the Health Care Providers & Services industry were the main causes of the outperformance within the sector. The Fund's outperformance was tempered by the Energy sector. The Fund was underweight the strong-performing sector relative to the benchmark 10.4% versus 15.0% average weight.

--------
(1) Formerly First Trust Large Cap Value Opportunities AlphaDEX(R) Fund

(2) Formerly Defined Large Cap Value Opportunities Index

The Defined Large Cap Value Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Large Cap Value Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Large Cap Value AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
--------------------------------------------------------------------------------

FTA - FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND (Continued)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2011
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Utilities                                    16.45%
Financials                                   15.39
Information Technology                       14.82
Consumer Discretionary                       13.23
Energy                                       11.95
Health Care                                   8.26
Industrials                                   7.42
Consumer Staples                              7.32
Materials                                     2.71
Telecommunication Services                    2.45
                                            -------
   Total                                    100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2011
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Lexmark International, Inc., Class A          1.05%
Gap (The), Inc.                               0.97
Tesoro Corp.                                  0.97
Big Lots, Inc.                                0.96
RadioShack Corp.                              0.96
Chevron Corp.                                 0.93
Apache Corp.                                  0.92
Archer-Daniels-Midland Co.                    0.92
Cephalon, Inc.                                0.92
Intel Corp.                                   0.92
                                            -------
   Total                                      9.52%
                                            =======

---------------------------------------------------------------------------------------------
                         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                 MAY 8, 2007 - JULY 31, 2011
---------------------------------------------------------------------------------------------
            First Trust Large Cap Value      Defined Large Cap     S&P 500(R)      S&P 500(R)
                 AlphaDEX(R) Fund               Value Index        Value Index       Index
5/8/07                 10000                       10000              10000          10000
7/31/07                 9450                        9462               9586           9690
1/31/08                 8821                        8870               9148           9271
7/31/08                 7858                        7933               8066           8615
1/31/09                 4993                        5064               5060           5690
7/31/09                 6661                        6790               6157           6896
1/31/10                 7765                        7947               6840           7576
7/31/10                 8228                        8447               7079           7850
1/31/11                 9688                        9988               8294           9257
7/31/11                 9733                       10072               8153           9393
---------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
5/10/07 - 7/31/07         40                0              0              0
8/1/07 - 7/31/08         127                3              5              0
8/1/08 - 7/31/09         115                7              5              1
8/1/09 - 7/31/10         155                0              0              0
8/1/10 - 7/31/11         228                0              0              0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
5/10/07 - 7/31/07         17                0              0              0
8/1/07 - 7/31/08         109                5              1              0
8/1/08 - 7/31/09         119                7              0              1
8/1/09 - 7/31/10          96                0              0              0
8/1/10 - 7/31/11          24                0              0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
--------------------------------------------------------------------------------

FTC - FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND (1)
The First Trust Large Cap Growth AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Large Cap Growth Index(2) (the "Large Cap Growth Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Large Cap Growth Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FTC."

The Large Cap Growth Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P 500(R) Growth Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.


-----------------------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2011
-----------------------------------------------------------------------------------------------
                                                      AVERAGE ANNUAL            CUMULATIVE
                                                      TOTAL RETURNS           TOTAL RETURNS
                                   1 Year Ended    Inception (05/08/07)    Inception (05/08/07)
                                     07/31/11          to 07/31/11             to 07/31/11

FUND PERFORMANCE
NAV                                   23.43%              -0.03%                  -0.15%
Market Price                          23.49%              -0.04%                  -0.18%

INDEX PERFORMANCE
Defined Large Cap Growth Index        24.46%               0.72%                   3.08%
S&P 500(R) Growth Index               24.15%               1.70%                   7.40%
S&P 500(R) Index                      19.65%              -1.47%                  -6.08%
-----------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 46.)

PERFORMANCE REVIEW
FTC's one-year NAV return of +23.43% underperformed the benchmark S&P 500(R) Growth Index return of +24.15% by -0.72%. The Consumer Discretionary sector led all sectors in the Fund with a +8.0% contribution to the Fund's total return. It was the most represented sector in the Fund with an average weight of 23.6% and the Fund's holdings from the sector had a one-year return of +37.8%. The Fund's top three individual contributors, Wynn Resorts Ltd., priceline.com, Inc., and Limited Brands, Inc., were all from the sector and each contributed +0.6% to the Fund's total return. Among the three, priceline.com had the best performance with a +139.6% one-year return due to strong hotel booking growth in Europe and Asia. The Information Technology sector was the second best-contributing sector, with a +3.2% contribution. It was second to the Consumer Discretionary sector with an average Fund weight of 19.1%, but the Fund's holdings in the Information Technology sector returned a below-average +12.3% during this reporting period. The Semiconductor industry weighed on the sector's returns as more than one-third of the Fund's Information Technology investment was in Semiconductor companies, which had a one-year return of +9.4%. The Energy sector was the best-performing sector in the Fund with the Fund's Energy holdings returning +53.2% during this reporting period. Due to the Energy sector's below-average Fund weight of 7.8%, the sector's contribution to total return was limited to +2.3%.

On a relative basis, the Fund underperformed its primary benchmark, the S&P 500(R) Growth Index. The underperformance came from being underweight the strong-performing Energy sector (7.8% vs. 9.3% average weight), and underperforming the benchmark within the Information Technology sector (+12.3% vs. +22.1% one-year return). Much of the performance discrepancy within the Information Technology sector came from the Fund being significantly underweight Apple, Inc. (0.7% vs. 5.1% average weight) relative to the benchmark. Apple returned +51.8% during the reporting period. The Fund reversed some underperformance by being overweight the Consumer Discretionary sector relative to the benchmark (23.6% vs. 12.1%).

--------
(1) Formerly First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund

(2) Formerly Defined Large Cap Growth Opportunities Index

The Defined Large Cap Growth Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Large Cap Growth Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Large Cap Growth AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
--------------------------------------------------------------------------------

FTC - FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND (Continued)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2011
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Consumer Discretionary                       28.70%
Industrials                                  16.05
Information Technology                       14.57
Health Care                                  11.88
Materials                                     8.89
Consumer Staples                              7.78
Financials                                    5.58
Energy                                        5.47
Telecommunication Services                    1.08
                                            -------
   Total                                    100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2011
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Expedia, Inc.                                 1.04%
Abercrombie & Fitch Co., Class A              1.04
Amazon.com, Inc.                              1.04
VF Corp.                                      1.03
Halliburton Co.                               1.02
Wynn Resorts Ltd.                             1.02
Baker Hughes, Inc.                            1.02
Chipotle Mexican Grill, Inc.                  1.00
Whole Foods Market, Inc.                      1.00
Polo Ralph Lauren Corp.                       0.97
                                            -------
   Total                                     10.18%
                                            =======

----------------------------------------------------------------------------------------------
                         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                 MAY 8, 2007 - JULY 31, 2011
----------------------------------------------------------------------------------------------
            First Trust Large Cap Growth     Defined Large Cap      S&P 500(R)      S&P 500(R)
                  AlphaDEX(R) Fund             Growth Index        Growth Index       Index
5/8/07                 10000                       10000              10000           10000
7/31/07                 9740                        9757               9802            9690
1/31/08                 9341                        9388               9410            9271
7/31/08                 8900                        8982               9185            8615
1/31/09                 5737                        5807               6357            5690
7/31/09                 6730                        6840               7675            6896
1/31/10                 7373                        7518               8341            7576
7/31/10                 8090                        8282               8651            7850
1/31/11                 9790                       10064              10272            9257
7/31/11                 9985                       10309              10740            9393
----------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
5/10/07 - 7/31/07         37                1              0              0
8/1/07 - 7/31/08         132                2              5              0
8/1/08 - 7/31/09         113                4              2              0
8/1/09 - 7/31/10         146                0              0              0
8/1/10 - 7/31/11         193                0              0              0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
5/10/07 - 7/31/07         19                0              0              0
8/1/07 - 7/31/08         105                5              1              0
8/1/08 - 7/31/09         133                3              0              0
8/1/09 - 7/31/10         105                0              0              0
8/1/10 - 7/31/11          59                0              0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
--------------------------------------------------------------------------------

FAB - FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND
The First Trust Multi Cap Value AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Multi Cap Value Index (the "Multi Cap Value Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Multi Cap Value Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FAB."

The Multi Cap Value Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P Composite 1500 Value Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.


-----------------------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2011
-----------------------------------------------------------------------------------------------
                                                      AVERAGE ANNUAL            CUMULATIVE
                                                      TOTAL RETURNS           TOTAL RETURNS
                                   1 Year Ended    Inception (05/08/07)    Inception (05/08/07)
                                     07/31/11          to 07/31/11             to 07/31/11

FUND PERFORMANCE
NAV                                   20.13%               0.80%                   3.44%
Market Price                          20.06%               0.78%                   3.33%

INDEX PERFORMANCE
Defined Multi Cap Value Index         21.06%               1.63%                   7.07%
S&P Composite 1500 Value Index        15.75%              -4.16%                 -16.46%
S&P Composite 1500 Index              20.35%              -1.03%                  -4.29%
-----------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 46.)

PERFORMANCE REVIEW
FAB's one-year NAV return of +20.13% outperformed the benchmark S&P Composite 1500 Value Index return of +15.75% by +4.38%. The Energy sector led all sectors in the Fund with a +3.8% contribution to total return and a +47.3% one-year return. Patriot Coal Corp. (+92.2% one-year return) and Chesapeake Energy Corp. (+85.6% holding period return) were the sector's two best contributors with contributions of +0.2% each. The Health Care sector was the second best-performing and contributing sector in the Fund. The Fund's holdings in the sector had a one-year return of +38.3% and contributed +3.4% to total return. Coventry Health Care, Inc. topped not only the sector, but the entire Fund in contribution to total return with +0.3%. The company raised its 2011 profit forecast after reporting better than expected earnings per share for the first quarter of 2011 as revenues increased and costs remained stable. King Pharmaceuticals was another strong contributor from the sector with a +0.2% contribution to total return. The company returned +60.7% while held in the Fund this reporting period as it was acquired by Pfizer, Inc. for $3.6 billion.

On a relative basis, the Fund outperformed its primary benchmark, the S&P Composite 1500 Value Index. The Financials sector was the main cause of the outperformance. In both the Fund and benchmark it was the weakest-performing sector and the Fund benefitted from being underweight the sector (13.9% vs. 25.4% average weight) and from outperforming the benchmark within the sector (+8.3% vs. +0.7% one-year return). The Health Care sector was another cause of the Fund's outperformance. Relative to the benchmark, the Fund's tilt toward the Health Care Providers & Services industry and away from the Pharmaceuticals industry helped the Fund's Health Care holdings outperform the benchmark's +38.3% to +26.4% during this reporting period.

--------
The Defined Multi Cap Value Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Multi Cap Value Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Multi Cap Value AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
--------------------------------------------------------------------------------

FAB - FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (Continued)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2011
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Consumer Discretionary                       15.79%
Financials                                   15.28
Information Technology                       14.92
Utilities                                    12.80
Industrials                                  10.79
Energy                                        9.02
Health Care                                   7.41
Materials                                     6.39
Consumer Staples                              5.91
Telecommunication Services                    1.69
                                            -------
   Total                                    100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2011
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Lexmark International, Inc., Class A          0.52%
Gap (The), Inc.                               0.49
Big Lots, Inc.                                0.48
RadioShack Corp.                              0.48
Tesoro Corp.                                  0.48
Apache Corp.                                  0.46
Archer-Daniels-Midland Co.                    0.46
Cephalon, Inc.                                0.46
Chevron Corp.                                 0.46
Intel Corp.                                   0.46
                                            -------
   Total                                      4.75%
                                            =======

-----------------------------------------------------------------------------------------------------------
                        PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                MAY 8, 2007 - JULY 31, 2011
-----------------------------------------------------------------------------------------------------------
            First Trust Multi Cap Value      Defined Multi Cap     S&P Composite 1500    S&P Composite 1500
                 AlphaDEX(R) Fund               Value Index           Value Index              Index
5/8/07                 10000                       10000                 10000                 10000
7/31/07                 9317                        9334                  9567                  9678
1/31/08                 8603                        8655                  9092                  9241
7/31/08                 7870                        7948                  8123                  8661
1/31/09                 4973                        5045                  5336                  5446
7/31/09                 6964                        7099                  6238                  6931
1/31/10                 8086                        8275                  6942                  7629
7/31/10                 8611                        8845                  7218                  7953
1/31/11                10279                       10602                  8479                  9414
7/31/11                10345                       10707                  8355                  9571
-----------------------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
5/10/07 - 7/31/07         39                0              0              0
8/1/07 - 7/31/08         128                6              2              0
8/1/08 - 7/31/09         126                8              0              0
8/1/09 - 7/31/10         113                0              0              0
8/1/10 - 7/31/11         168                0              0              0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
5/10/07 - 7/31/07         18                0              0              0
8/1/07 - 7/31/08         106                6              2              0
8/1/08 - 7/31/09         113                8              0              0
8/1/09 - 7/31/10         138                0              0              0
8/1/10 - 7/31/11          84                0              0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
--------------------------------------------------------------------------------

FAD - FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND
The First Trust Multi Cap Growth AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Multi Cap Growth Index (the "Multi Cap Growth Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Multi Cap Growth Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FAD."

The Multi Cap Growth Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P(R) Composite 1500 Growth Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.


------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2011
------------------------------------------------------------------------------------------------
                                                       AVERAGE ANNUAL            CUMULATIVE
                                                       TOTAL RETURNS           TOTAL RETURNS
                                    1 Year Ended    Inception (05/08/07)    Inception (05/08/07)
                                      07/31/11          to 07/31/11             to 07/31/11

FUND PERFORMANCE
NAV                                    26.74%               1.49%                   6.45%
Market Price                           26.80%               1.48%                   6.41%

INDEX PERFORMANCE
Defined Multi Cap Growth Index         27.74%               2.27%                   9.97%
S&P Composite 1500 Growth Index        25.01%               2.08%                   9.08%
S&P Composite 1500 Index               20.35%              -1.03%                  -4.29%
------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 46.)

PERFORMANCE REVIEW
FAD's one-year NAV return of +26.74% outperformed the benchmark S&P Composite 1500 Growth Index return of +25.01% by +1.73%. The Consumer Discretionary sector led all sectors in the Fund with a +8.6% contribution to the Fund's total return. It was the most represented sector in the Fund, with an average weight of 22.6%, and the Fund's holdings from the sector had a one-year return of +41.1%. The Internet & Catalog Retail industry was the best-performing industry in the sector with a +95.6% one-year return. Online movie company Netflix, Inc. and online travel booking company priceline.com, Inc. helped the industry's performance with one-year returns of +159.4% and +139.6%, respectively. The Information Technology sector was the second best-contributing sector in the Fund with a +5.5% contribution. It was the second heaviest-weighted sector in the Fund with a 22.2% average weight, but the sector's one-year return of +21.2% lagged most other sectors in the Fund. Within the Fund's Information Technology holdings, the heaviest-weighted industry was the Semiconductor industry, which returned +16.4% during this reporting period. The Energy sector was the best-performing sector in the Fund, with a one-year return of +50.0%. It was one of the lower-weighted sectors in the Fund with a 6.4% average weight, which limited its contribution to total return to +2.1%.

On a relative basis, the Fund outperformed its primary benchmark, the S&P Composite 1500 Growth Index. The Fund's overweight position in the strong-performing Consumer Discretionary sector was the primary cause of the Fund's outperformance. The Fund had an average weight of 22.6% in the sector compared to the benchmark's average weight of 12.8%. Some of the Fund's outperformance was given back in the Energy sector where the Fund was hurt by being underweight relative to the benchmark (6.4% vs. 8.9% average weight).

--------
The Defined Multi Cap Growth Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Multi Cap Growth Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Multi Cap Growth AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
--------------------------------------------------------------------------------

FAD - FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (Continued)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2011
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Consumer Discretionary                       25.52%
Information Technology                       18.20
Industrials                                  17.32
Health Care                                  12.92
Materials                                     7.36
Consumer Staples                              6.42
Financials                                    6.00
Energy                                        4.96
Telecommunication Services                    1.06
Utilities                                     0.24
                                            -------
   Total                                    100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2011
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Expedia, Inc.                                 0.53%
Abercrombie & Fitch Co., Class A              0.52
Amazon.com, Inc.                              0.52
VF Corp.                                      0.52
Halliburton Co.                               0.52
Wynn Resorts Ltd.                             0.51
Baker Hughes, Inc.                            0.51
Chipotle Mexican Grill, Inc.                  0.51
Whole Foods Market, Inc.                      0.50
Polo Ralph Lauren Corp.                       0.49
                                            -------
   Total                                      5.13%
                                            =======

------------------------------------------------------------------------------------------------------------
                        PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                MAY 8, 2007 - JULY 31, 2011
------------------------------------------------------------------------------------------------------------
            First Trust Multi Cap Growth     Defined Multi Cap      S&P Composite 1500    S&P Composite 1500
                  AlphaDEX(R) Fund             Growth Index            Growth Index             Index
5/8/07                 10000                       10000                  10000                 10000
7/31/07                 9797                        9818                   9796                  9678
1/31/08                 9217                        9265                   9396                  9241
7/31/08                 9224                        9309                   9223                  8661
1/31/09                 5782                        5854                   6307                  5689
7/31/09                 6961                        7078                   7669                  6931
1/31/10                 7641                        7801                   8350                  7629
7/31/10                 8399                        8608                   8725                  7953
1/31/11                10221                       10518                  10412                  9414
7/31/11                10644                       10997                  10908                  9571
------------------------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
5/10/07 - 7/31/07         29                1              0              0
8/1/07 - 7/31/08         128                5              3              0
8/1/08 - 7/31/09          96               12              1              2
8/1/09 - 7/31/10         128                0              0              0
8/1/10 - 7/31/11         176                0              0              0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
5/10/07 - 7/31/07         27                0              0              0
8/1/07 - 7/31/08         108                5              1              0
8/1/08 - 7/31/09         137                7              0              0
8/1/09 - 7/31/10         122                1              0              0
8/1/10 - 7/31/11          76                0              0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
--------------------------------------------------------------------------------

FNK - FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND
The First Trust Mid Cap Value AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Mid Cap Value Index (the "Mid Cap Value Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Multi Cap Growth Index. The Fund's inception date was April 19, 2011. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FNK."

The Mid Cap Value Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P(R) MidCap 400 Value Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.


--------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2011
--------------------------------------------------------------------------------
                                                                 CUMULATIVE
                                                               TOTAL RETURNS
                                                            Inception (04/19/11)
                                                                to 07/31/11

FUND PERFORMANCE
NAV                                                                -3.75%
Market Price                                                       -3.65%

INDEX PERFORMANCE
Defined Mid Cap Value Index                                        -3.54%
S&P MidCap 400 Value Index                                         -4.19%
--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 46.)

PERFORMANCE REVIEW
Since the Fund's inception on 4/19/11, FNK's NAV return of -3.75% outperformed the benchmark S&P MidCap 400 Value Index return of -4.19% by +0.44%. The Information Technology sector was the worst-contributing sector in the Fund with a -1.4% contribution to total return. The Fund's holdings in the sector returned -9.6% since the Fund's inception and comprised an average of 12.2% of the Fund's weight. The Electronics Equipment Instruments & Components industry was a particular drag within the Information Technology sector. The industry made up an average of 5.5% of the Fund's weight and returned -14.2% since the Fund's inception. The Energy sector was the best contributor to the Fund's total return with a +0.4% contribution. Since the Fund's inception, its holdings in the Energy sector returned +6.7%. Southern Union Co., a member of the Energy sector, was the Fund's second best individual contributor, with a +0.4% contribution on a +57.1% return since the Fund's inception.

On a relative basis, the Fund outperformed its primary benchmark, the S&P MidCap 400 Value Index. The Fund benefitted from being underweight the weak performing Industrials sector relative to the benchmark (10.5% vs. 17.9% average weight), and from better performance relative to the benchmark within the Energy sector (+6.7% vs. +3.0% since Fund inception).

--------
The Defined Mid Cap Value Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Mid Cap Value Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Mid Cap Value AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
--------------------------------------------------------------------------------

FNK - FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND (Continued)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2011
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Consumer Discretionary                       17.59%
Financials                                   15.02
Information Technology                       13.84
Utilities                                    12.05
Materials                                    11.97
Industrials                                  11.53
Energy                                        6.79
Health Care                                   5.49
Consumer Staples                              4.69
Telecommunication Services                    1.03
                                            -------
   Total                                    100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2011
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Career Education Corp.                        1.21%
Fidelity National Financial, Inc., Class A    1.17
American Eagle Outfitters, Inc.               1.16
Ingram Micro, Inc., Class A                   1.15
Community Health Systems, Inc.                1.14
Harte-Hanks, Inc.                             1.14
Smithfield Foods, Inc.                        1.14
Cabot Corp.                                   1.11
Great Plains Energy, Inc.                     1.10
Universal Corp.                               1.10
                                            -------
   Total                                     11.42%
                                            =======

--------------------------------------------------------------------------------
                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         APRIL 19, 2011 - JULY 31, 2011
--------------------------------------------------------------------------------
             First Trust Mid Cap Value      Defined Mid Cap       S&P MidCap 400
                 AlphaDEX(R) Fund             Value Index          Value Index
4/19/11                10000                     10000                10000
7/31/11                 9625                      9646                 9581
--------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 20, 2011 (commencement of trading) through July 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/20/11 - 7/31/11         66                0              0              0

--------------------------------------------------------------------------------
                           NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/20/11 - 7/31/11          4                0              0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
--------------------------------------------------------------------------------

FNY - FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND
The First Trust Mid Cap Growth AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Mid Cap Growth Index (the "Mid Cap Growth Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Mid Cap Growth Index. The Fund's inception date was April 19, 2011. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FNY."

The Mid Cap Growth Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P(R) MidCap 400 Growth Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.


--------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2011
--------------------------------------------------------------------------------
                                                                 CUMULATIVE
                                                               TOTAL RETURNS
                                                            Inception (04/19/11)
                                                                to 07/31/11

FUND PERFORMANCE
NAV                                                                -1.19%
Market Price                                                       -1.09%

INDEX PERFORMANCE
Defined Mid Cap Growth Index                                       -0.97%
S&P MidCap 400 Growth Index                                        -0.90%
--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 46.)

PERFORMANCE REVIEW
Since the Fund's inception on 4/19/11, FNY's NAV return of -1.19% underperformed the benchmark S&P MidCap 400 Growth Index return of -0.90% by -0.29%. The Consumer Staples sector was by far the best-performing sector in the Fund with a +22.7% since inception return. The sector contained Green Mountain Coffee Roasters, Inc., which was the Fund's best individual performer with a +58.4% return since the Fund's launch. The Consumer Staples sector only comprised an average of 3.8% of the Fund's average weight, which limited the sector's contribution to total return to +0.7%. The Industrials sector was the worst-contributing sector in the Fund with a -1.2% contribution. The Fund's holdings in the sector returned -5.2% since inception and comprised an average of 23.8% of the Fund's weight. United Rentals was the worst contributing company in the Industrials sector with a -0.3% contribution on a -27.0% return since the Fund's inception.

On a relative basis, the Fund underperformed its primary benchmark, the S&P MidCap 400 Growth Index. The Fund's overweight position in the Industrials sector relative to the benchmark was the main cause of Fund underperformance.

--------
The Defined Mid Cap Growth Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Mid Cap Growth Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Mid Cap Growth AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
--------------------------------------------------------------------------------

FNY - FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND (Continued)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2011
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Consumer Discretionary                       22.98%
Industrials                                  22.84
Information Technology                       17.80
Health Care                                  13.58
Financials                                    5.86
Energy                                        5.70
Materials                                     5.31
Consumer Staples                              4.73
Utilities                                     0.72
Telecommunication Services                    0.48
                                            -------
   Total                                    100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2011
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Catalyst Health Solutions, Inc.               1.46%
Green Mountain Coffee Roasters, Inc.          1.45
Fossil, Inc.                                  1.33
Polaris Industries, Inc.                      1.33
Alliance Data Systems Corp.                   1.30
Clean Harbors, Inc.                           1.27
Gardner Denver, Inc.                          1.26
Oil States International, Inc.                1.26
Carpenter Technology Corp.                    1.24
Timberland (The) Co., Class A                 1.24
                                            -------
   Total                                     13.14%
                                            =======

--------------------------------------------------------------------------------
                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         APRIL 19, 2011 - JULY 31, 2011
--------------------------------------------------------------------------------
             First Trust Mid Cap Growth     Defined Mid Cap       S&P MidCap 400
                  AlphaDEX(R) Fund            Growth Index         Growth Index
4/19/11                 10000                     10000                10000
7/31/11                 9881                      9903                 9910
--------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 20, 2011 (commencement of trading) through July 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/20/11 - 7/31/11         61                0              0              0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/20/11 - 7/31/11          9                0              0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
--------------------------------------------------------------------------------

FYT - FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND
The First Trust Small Cap Value AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Small Cap Value Index (the "Small Cap Value Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Small Cap Value Index. The Fund's inception date was April 19, 2011. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FYT."

The Small Cap Value Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P(R) SmallCap 600 Value Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.


--------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2011
--------------------------------------------------------------------------------
                                                                 CUMULATIVE
                                                               TOTAL RETURNS
                                                            Inception (04/19/11)
                                                                to 07/31/11

FUND PERFORMANCE
NAV                                                                -0.70%
Market Price                                                       -0.50%

INDEX PERFORMANCE
Defined Small Cap Value Index                                      -0.50%
S&P SmallCap 600 Value Index                                       -1.87%
--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 46.)

PERFORMANCE REVIEW
Since the Fund's inception on 4/19/11, FYT's NAV return of -0.70% outperformed the benchmark S&P SmallCap 600 Value Index return of -1.87% by +1.17%. The Financials sector was the worst-performing sector in the Fund with a -0.8% contribution. The Fund's holdings in the sector underperformed all other sectors in the Fund with a -4.9% return since the Fund's inception. The Materials sector was the top-contributing sector in the Fund with a +0.4% contribution. The sector had a below-average weight in the Fund of 5.7%, but the Fund's holdings in the sector returned +8.6% since the Fund's inception in a market that was down in general. The Chemicals industry was the strongest-performing industry in the Materials sector with a +15.7% return since the Fund's inception. The industry included American Vanguard Corp., which was the Fund's second-best individual contributor with a +0.3% contribution to total return.

On a relative basis, the Fund outperformed its primary benchmark, the S&P SmallCap 600 Value Index. The Industrials and Materials sectors were the primary causes of outperformance. Within the Industrials sector, the Fund's holdings outperformed the benchmark's constituents +0.1% versus -3.1% since the Fund's inception. In the Materials sector, the Fund's holdings outperformed the benchmark's constituents +8.6% versus -0.5% since the Fund's inception.

--------
The Defined Small Cap Value Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Small Cap Value Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Small Cap Value AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
--------------------------------------------------------------------------------

FYT - FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND (Continued)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2011
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Consumer Discretionary                       19.49%
Industrials                                  17.99
Information Technology                       16.78
Financials                                   15.29
Health Care                                   8.16
Materials                                     7.23
Energy                                        5.10
Utilities                                     4.94
Consumer Staples                              4.26
Telecommunication Services                    0.76
                                            -------
   Total                                    100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2011
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Skechers U.S.A., Inc., Class A                0.80%
Clearwater Paper Corp.                        0.77
Wausau Paper Corp.                            0.77
Arch Chemicals, Inc.                          0.76
Children's Place Retail Stores (The), Inc.    0.76
USA Mobility, Inc.                            0.76
Stage Stores, Inc.                            0.74
Cal-Maine Foods, Inc.                         0.74
Big 5 Sporting Goods Corp.                    0.73
SEACOR Holdings, Inc.                         0.70
                                            -------
   Total                                      7.53%
                                            =======

--------------------------------------------------------------------------------
                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         APRIL 19, 2011 - JULY 31, 2011
--------------------------------------------------------------------------------
           First Trust Small Cap Value    Defined Small Cap    S&P Small Cap 600
                AlphaDEX(R) Fund             Value Index          Value Index
4/19/11               10000                     10000                10000
7/31/11                9930                      9950                 9813
--------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 20, 2011 (commencement of trading) through July 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/20/11 - 7/31/11         38                0              0              0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/20/11 - 7/31/11         32                0              0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
--------------------------------------------------------------------------------

FYC - FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND
The First Trust Small Cap Growth AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Small Cap Growth Index (the "Small Cap Growth Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Small Cap Growth Index. The Fund's inception date was April 19, 2011. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FYC."

The Small Cap Growth Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P(R) SmallCap 600 Growth Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.


--------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2011
--------------------------------------------------------------------------------
                                                                 CUMULATIVE
                                                               TOTAL RETURNS
                                                            Inception (04/19/11)
                                                                to 07/31/11

FUND PERFORMANCE
NAV                                                                -0.80%
Market Price                                                       -0.65%

INDEX PERFORMANCE
Defined Small Cap Growth Index                                     -0.58%
S&P SmallCap 600 Growth Index                                      -0.18%
--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 46.)

PERFORMANCE REVIEW
Since the Fund's inception on 4/19/11, FYC's NAV return of -0.80% underperformed the benchmark S&P SmallCap 600 Growth Index return of -0.18% by -0.62%. The Fund was heavily weighted in the Information Technology sector, with a 30.4% average Fund weight. The Fund's holdings in the sector returned -4.9% since the Fund's inception, resulting in a Fund-worst -1.4% contribution to total return. The Semiconductor industry was the worst-contributing industry within the sector, with a -0.4% contribution. Semiconductor companies comprised an average of 7.3% of the Fund's weight and returned -8.4% since the Fund's inception. The Consumer Discretionary sector was the top-contributing sector in the Fund with a +0.8% contribution. The Fund's holdings in the sector returned +7.4% since the Fund's inception and comprised an average of 15.3% of the Fund's weight. Crocs, Inc., a member of the Consumer Discretionary sector, was the Fund's top individual contributor with a +0.4% contribution on a +61.1% return since the Fund's inception.

On a relative basis, the Fund underperformed its primary benchmark, the S&P SmallCap 600 Growth Index. The Materials sector was the most significant cause of underperformance. Within the sector, the Fund's holdings underperformed the benchmark's constituents -6.1% versus +0.5% since the Fund's inception.

--------
The Defined Small Cap Growth Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Small Cap Growth Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Small Cap Growth AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
--------------------------------------------------------------------------------

FYC - FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND (Continued)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2011
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Information Technology                       28.30%
Consumer Discretionary                       21.44
Health Care                                  14.71
Industrials                                  11.42
Financials                                    7.34
Materials                                     6.61
Consumer Staples                              5.55
Energy                                        2.57
Telecommunication Services                    1.90
Utilities                                     0.16
                                            -------
   Total                                    100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2011
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Questcor Pharmaceuticals, Inc.                1.14%
Zoll Medical Corp.                            1.08
Crocs, Inc.                                   1.07
MWI Veterinary Supply, Inc.                   0.97
Rogers Corp.                                  0.93
Basic Energy Services, Inc.                   0.91
Liquidity Services, Inc.                      0.90
Steven Madden, Ltd.                           0.90
Electro Scientific Industries, Inc.           0.88
PolyOne Corp.                                 0.88
                                            -------
   Total                                      9.66%
                                            =======

--------------------------------------------------------------------------------
                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         APRIL 19, 2011 - JULY 31, 2011
--------------------------------------------------------------------------------
           First Trust Small Cap Growth   Defined Small Cap    S&P Small Cap 600
                 AlphaDEX(R) Fund           Growth Index         Growth Index
4/19/11               10000                     10000                10000
7/31/11                9920                      9942                 9982
--------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 20, 2011 (commencement of trading) through July 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/20/11 - 7/31/11         61                0              0              0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/20/11 - 7/31/11          9                0              0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
--------------------------------------------------------------------------------

FMK - FIRST TRUST MEGA CAP ALPHADEX(R) FUND
The First Trust Mega Cap AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Mega Cap Index (the "Mega Cap Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Mega Cap Index. The Fund's inception date was May 11, 2011. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FMK."

The Mega Cap Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P(R) US BMI universe that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.


--------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2011
--------------------------------------------------------------------------------
                                                                 CUMULATIVE
                                                               TOTAL RETURNS
                                                            Inception (05/11/11)
                                                                to 07/31/11

FUND PERFORMANCE
NAV                                                                -3.88%
Market Price                                                       -3.88%

INDEX PERFORMANCE
Defined Mega Cap Index                                             -3.68%
S&P 100 Index                                                      -2.39%
--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 46.)

PERFORMANCE REVIEW
Since the Fund's inception on 05/11/11, FMK's NAV return of -3.88% underperformed the benchmark S&P 100 Index return of -2.39% by -1.49%. Fears related to European sovereign debt and global recession weighed on markets from the inception of the Fund through the period end. Every sector represented in the Fund made a negative contribution to total return. The Information Technology was the worst-contributing sector in the Fund with a -0.9% contribution. The sector's large average weight in the Fund of 24.9% is what set the sector's contribution apart from other sectors.

On a relative basis, the Fund underperformed its primary benchmark, the S&P 100 Index. The Information Technology sector was the main driver of Fund underperformance. Within the sector, the Fund's holdings underperformed the benchmark's constituents -3.3% versus +2.2% since the Fund's inception. The Fund's underweight position in Apple, Inc. and omission of Google, Inc. were the primary drivers of underperformance within the sector.

--------
The Defined Mega Cap Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Mega Cap Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Mega Cap AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
--------------------------------------------------------------------------------

FMK - FIRST TRUST MEGA CAP ALPHADEX(R) FUND (Continued)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2011
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Information Technology                       25.43%
Energy                                       23.12
Consumer Discretionary                       13.66
Health Care                                  11.20
Consumer Staples                              9.09
Financials                                    7.19
Industrials                                   4.46
Telecommunication Services                    3.16
Materials                                     2.69
                                            -------
   Total                                    100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2011
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Amazon.com, Inc.                              3.70%
Eli Lilly & Co.                               3.46
Chevron Corp.                                 3.43
Intel Corp.                                   3.42
Accenture PLC, Class A                        3.32
Dell, Inc.                                    3.31
Marathon Oil Corp.                            3.29
UnitedHealth Group, Inc.                      3.26
ConocoPhillips                                3.25
AT&T, Inc.                                    3.16
                                            -------
   Total                                     33.60%
                                            =======

--------------------------------------------------------------------------------
                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          MAY 11, 2011 - JULY 31, 2011
--------------------------------------------------------------------------------

                First Trust Mega Cap          Defined Mega Cap           S&P 100
                  AlphaDEX(R) Fund                 Index                  Index
5/11/11                10000                       10000                  10000
7/31/11                 9612                        9632                   9761
--------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 12, 2011 (commencement of trading) through July 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
5/12/11 - 7/31/11         33                0              0              0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
5/12/11 - 7/31/11         21                0              0              0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. For certain Funds the total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

UNDERSTANDING YOUR FUND EXPENSES
JULY 31, 2011 (UNAUDITED)

As a shareholder of First Trust Consumer Discretionary AlphaDEX(R) Fund, First Trust Consumer Staples AlphaDEX(R) Fund, First Trust Energy AlphaDEX(R) Fund, First Trust Financials AlphaDEX(R) Fund, First Trust Health Care AlphaDEX(R) Fund, First Trust Industrials/Producer Durables AlphaDEX(R) Fund, First Trust Materials AlphaDEX(R) Fund, First Trust Technology AlphaDEX(R) Fund, First Trust Utilities AlphaDEX(R) Fund, First Trust Large Cap Core AlphaDEX(R) Fund, First Trust Mid Cap Core AlphaDEX(R) Fund, First Trust Small Cap Core AlphaDEX(R) Fund, First Trust Large Cap Value AlphaDEX(R) Fund, First Trust Large Cap Growth AlphaDEX(R) Fund, First Trust Multi Cap Value AlphaDEX(R) Fund, First Trust Multi Cap Growth, First Trust Mid Cap Value AlphaDEX(R) Fund, First Trust Mid Cap Growth AlphaDEX(R) Fund, First Trust Small Cap Value AlphaDEX(R) Fund, First Trust Small Cap Growth AlphaDEX(R) Fund or First Trust Mega Cap AlphaDEX(R) Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month (or shorter) period ended July 31, 2011.

ACTUAL EXPENSES
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 ANNUALIZED
                                                                                                EXPENSE RATIO       EXPENSES PAID
                                                          BEGINNING             ENDING          BASED ON THE         DURING THE
                                                        ACCOUNT VALUE        ACCOUNT VALUE        SIX-MONTH           SIX-MONTH
                                                       FEBRUARY 1, 2011      JULY 31, 2011       PERIOD (a)          PERIOD (b)
---------------------------------------------------------------------------------------------------------------------------------

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND
Actual                                                     $1,000.00           $1,094.30            0.70%               $3.63
Hypothetical (5% return before expenses)                   $1,000.00           $1,021.32            0.70%               $3.51

FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND
Actual                                                     $1,000.00           $1,172.10            0.70%               $3.77
Hypothetical (5% return before expenses)                   $1,000.00           $1,021.32            0.70%               $3.51

FIRST TRUST ENERGY ALPHADEX(R) FUND
Actual                                                     $1,000.00           $1,057.00            0.70%               $3.57
Hypothetical (5% return before expenses)                   $1,000.00           $1,021.32            0.70%               $3.51

FIRST TRUST FINANCIALS ALPHADEX(R) FUND
Actual                                                     $1,000.00           $  957.00            0.70%               $3.40
Hypothetical (5% return before expenses)                   $1,000.00           $1,021.32            0.70%               $3.51

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND
Actual                                                     $1,000.00           $1,084.30            0.70%               $3.62
Hypothetical (5% return before expenses)                   $1,000.00           $1,021.32            0.70%               $3.51

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

JULY 31, 2011 (UNAUDITED)


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 ANNUALIZED
                                                                                                EXPENSE RATIO       EXPENSES PAID
                                                           BEGINNING            ENDING          BASED ON THE         DURING THE
                                                         ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH           SIX-MONTH
                                                       FEBRUARY 1, 2011      JULY 31, 2011       PERIOD (a)          PERIOD (b)
---------------------------------------------------------------------------------------------------------------------------------

FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND
Actual                                                     $1,000.00           $  955.40            0.70%               $3.39
Hypothetical (5% return before expenses)                   $1,000.00           $1,021.32            0.70%               $3.51

FIRST TRUST MATERIALS ALPHADEX(R) FUND
Actual                                                     $1,000.00           $1,002.60            0.70%               $3.48
Hypothetical (5% return before expenses)                   $1,000.00           $1,021.32            0.70%               $3.51

FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND
Actual                                                     $1,000.00           $ 919.10             0.70%               $3.33
Hypothetical (5% return before expenses)                   $1,000.00           $1,021.32            0.70%               $3.51

FIRST TRUST UTILITIES ALPHADEX(R) FUND
Actual                                                     $1,000.00           $1,050.60            0.70%               $3.56
Hypothetical (5% return before expenses)                   $1,000.00           $1,021.32            0.70%               $3.51

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND
Actual                                                     $1,000.00           $1,012.90            0.70%               $3.49
Hypothetical (5% return before expenses)                   $1,000.00           $1,021.32            0.70%               $3.51

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND
Actual                                                     $1,000.00           $1,031.20            0.70%               $3.53
Hypothetical (5% return before expenses)                   $1,000.00           $1,021.32            0.70%               $3.51

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND
Actual                                                     $1,000.00           $1,035.00            0.70%               $3.53
Hypothetical (5% return before expenses)                   $1,000.00           $1,021.32            0.70%               $3.51

FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND
Actual                                                     $1,000.00           $1,004.70            0.70%               $3.48
Hypothetical (5% return before expenses)                   $1,000.00           $1,021.32            0.70%               $3.51

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND
Actual                                                     $1,000.00           $1,020.00            0.70%               $3.51
Hypothetical (5% return before expenses)                   $1,000.00           $1,021.32            0.70%               $3.51

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND
Actual                                                     $1,000.00           $1,006.40            0.70%               $3.48
Hypothetical (5% return before expenses)                   $1,000.00           $1,021.32            0.70%               $3.51

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND
Actual                                                     $1,000.00           $1,041.40            0.70%               $3.54
Hypothetical (5% return before expenses)                   $1,000.00           $1,021.32            0.70%               $3.51

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

JULY 31, 2011 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED        EXPENSES PAID
                                                                                         EXPENSE RATIO     DURING THE PERIOD
                                                     BEGINNING            ENDING          BASED ON THE     APRIL 19, 2011 (c)
                                                   ACCOUNT VALUE       ACCOUNT VALUE     NUMBER OF DAYS            TO
                                                  APRIL 19, 2011       JULY 31, 2011     IN THE PERIOD     JULY 31, 2011 (d)
---------------------------------------------------------------------------------------------------------------------------------

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND
Actual                                              $1,000.00           $  962.50            0.70%               $1.96
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32            0.70%               $3.51

FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND
Actual                                              $1,000.00           $  988.10            0.70%               $1.98
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32            0.70%               $3.51

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND
Actual                                              $1,000.00           $  993.00            0.70%               $1.99
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32            0.70%               $3.51

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND
Actual                                              $1,000.00           $  992.00            0.70%               $1.99
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32            0.70%               $3.51

---------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED        EXPENSES PAID
                                                                                         EXPENSE RATIO     DURING THE PERIOD
                                                     BEGINNING            ENDING          BASED ON THE      MAY 11, 2011 (c)
                                                   ACCOUNT VALUE       ACCOUNT VALUE     NUMBER OF DAYS            TO
                                                   MAY 11, 2011        JULY 31, 2011     IN THE PERIOD     JULY 31, 2011 (e)
---------------------------------------------------------------------------------------------------------------------------------

FIRST TRUST MEGA CAP ALPHADEX(R) FUND
Actual                                              $1,000.00           $  961.20            0.70%               $1.54
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32            0.70%               $3.51


(a)   These expense ratios reflect expense caps.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (February 1, 2011 through July 31, 2011), multiplied by 181/365 (to reflect the one-half year period).

(c)   Inception date.

(d) Actual expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (April 19, 2011 through July 31, 2011), multiplied by 104/365. Hypothetical expenses are assumed for the most recent half-year period.

(e) Actual expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (May 11, 2011 through July 31, 2011), multiplied by 82/365. Hypothetical expenses are assumed for the most recent half-year period.

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS (a)
JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS -- 100.0%
            AUTO COMPONENTS -- 8.1%
    86,966  Autoliv, Inc.                     $   5,753,671
    84,450  BorgWarner, Inc. (b)                  6,723,909
   233,475  Federal-Mogul Corp. (b)               4,475,716
    56,421  Gentex Corp.                          1,598,971
   529,748  Goodyear Tire & Rubber (The)
               Co. (b)                            8,566,025
   127,945  Johnson Controls, Inc.                4,727,568
   127,580  Lear Corp.                            6,251,420
    90,298  TRW Automotive Holdings
               Corp. (b)                          4,557,340
   129,866  Visteon Corp. (b)                     8,142,598
                                              -------------
                                                 50,797,218
                                              -------------
            AUTOMOBILES -- 1.7%
   224,726  General Motors Co. (b)                6,220,416
    41,632  Harley-Davidson, Inc.                 1,806,412
   118,289  Thor Industries, Inc.                 2,925,287
                                              -------------
                                                 10,952,115
                                              -------------
            COMMERCIAL SERVICES & SUPPLIES --
               0.8%
   281,879  KAR Auction Services, Inc. (b)        5,011,809
                                              -------------
            DISTRIBUTORS -- 1.3%
    62,710  Genuine Parts Co.                     3,333,664
   204,309  LKQ Corp. (b)                         5,019,872
                                              -------------
                                                  8,353,536
                                              -------------
            DIVERSIFIED CONSUMER SERVICES --
               4.3%
   420,043  Career Education Corp. (b)            9,530,776
    57,689  DeVry, Inc.                           3,584,794
   222,654  Education Management Corp. (b)        4,967,411
   106,336  H&R Block, Inc.                       1,590,787
    21,799  ITT Educational Services, Inc. (b)    1,867,520
    70,633  Weight Watchers International, Inc.   5,452,161
                                              -------------
                                                 26,993,449
                                              -------------
            FOOD & STAPLES RETAILING -- 1.9%
    33,879  BJ's Wholesale Club, Inc. (b)         1,705,807
    83,980  Costco Wholesale Corp.                6,571,435
    64,201  Wal-Mart Stores, Inc.                 3,384,035
                                              -------------
                                                 11,661,277
                                              -------------
            HOTELS, RESTAURANTS & LEISURE --
               6.7%
    69,734  Brinker International, Inc.           1,675,011
   141,654  Carnival Corp.                        4,717,078
    22,140  Chipotle Mexican Grill, Inc. (b)      7,186,201
    40,410  Las Vegas Sands Corp. (b)             1,906,544
    27,145  Panera Bread Co., Class A (b)         3,130,090
   141,617  Royal Caribbean Cruises Ltd. (b)      4,336,313
    86,383  Starbucks Corp.                       3,463,094
   173,512  WMS Industries, Inc. (b)              4,783,726
    50,684  Wyndham Worldwide Corp.               1,753,160
    47,531  Wynn Resorts Ltd.                     7,304,564


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            HOTELS, RESTAURANTS & LEISURE
               (Continued)
    30,881  Yum! Brands, Inc.                 $   1,631,134
                                              -------------
                                                 41,886,915
                                              -------------
            HOUSEHOLD DURABLES -- 6.1%
   268,964  Garmin Ltd.                           8,776,295
    37,431  Harman International Industries,
               Inc.                               1,557,130
    49,423  Jarden Corp.                          1,531,619
    56,866  Mohawk Industries, Inc. (b)           2,958,738
   108,088  Newell Rubbermaid, Inc.               1,677,526
   130,997  Tempur-Pedic International,
               Inc. (b)                           9,433,094
   101,158  Tupperware Brands Corp.               6,321,363
    83,899  Whirlpool Corp.                       5,808,328
                                              -------------
                                                 38,064,093
                                              -------------
            INTERNET & CATALOG RETAIL -- 4.7%
    33,365  Amazon.com, Inc. (b)                  7,424,380
   183,870  Expedia, Inc.                         5,826,840
   203,422  Liberty Media Corp. - Interactive,
               Class A (b)                        3,338,155
    25,970  Netflix, Inc. (b)                     6,907,760
    10,415  priceline.com, Inc. (b)               5,599,625
                                              -------------
                                                 29,096,760
                                              -------------
            INTERNET SOFTWARE & SERVICES --
               0.3%
    52,855  eBay, Inc. (b)                        1,731,001
                                              -------------
            LEISURE EQUIPMENT & PRODUCTS --
               1.8%
    62,049  Mattel, Inc.                          1,654,226
    79,909  Polaris Industries, Inc.              9,473,212
                                              -------------
                                                 11,127,438
                                              -------------
            MACHINERY -- 1.8%
    54,598  Snap-on, Inc.                         3,104,443
   128,645  WABCO Holdings, Inc. (b)              8,111,067
                                              -------------
                                                 11,215,510
                                              -------------
            MEDIA -- 15.9%
    67,327  Cablevision Systems Corp., Class A    1,640,086
   239,484  CBS Corp., Class B                    6,554,677
    98,241  Charter Communications, Inc.,
               Class A (b)                        5,305,014
   134,628  Comcast Corp., Class A                3,233,765
   104,887  DIRECTV, Class A (b)                  5,315,673
   289,657  DISH Network Corp., Class A (b)       8,582,537
   339,441  DreamWorks Animation SKG, Inc.,
               Class A (b)                        7,420,180
   620,386  Gannett Co., Inc.                     7,916,125
   426,429  Interpublic Group of Cos. (The),
               Inc. 4,183,269
   197,248  Liberty Global, Inc., Class A (b)     8,244,966
   103,604  Liberty Media Corp. - Capital
               Series A (b)                       8,268,635
    40,695  McGraw-Hill (The) Cos., Inc.          1,692,912
    96,363  News Corp., Class A                   1,543,735


Page 50                See Notes to Financial Statements

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            MEDIA (Continued)
 3,115,437  Sirius XM Radio, Inc. (b)         $   6,573,572
    43,718  Time Warner Cable, Inc.               3,204,967
    93,796  Time Warner, Inc.                     3,297,867
    66,889  Viacom, Inc., Class B                 3,238,765
   113,985  Virgin Media, Inc.                    3,016,043
    43,696  Walt Disney (The) Co.                 1,687,540
    21,203  Washington Post (The) Co., Class B    8,529,967
                                              -------------
                                                 99,450,295
                                              -------------
            MULTILINE RETAIL -- 8.7%
   205,815  Big Lots, Inc. (b)                    7,168,537
   130,853  Dillard's, Inc., Class A              7,361,790
   100,664  Dollar General Corp. (b)              3,166,889
   102,416  Dollar Tree, Inc. (b)                 6,783,012
    32,449  Family Dollar Stores, Inc.            1,723,366
    98,771  J. C. Penney Co., Inc.                3,038,196
   136,431  Kohl's Corp.                          7,464,140
   233,336  Macy's, Inc.                          6,736,410
    72,676  Nordstrom, Inc.                       3,645,428
    23,878  Sears Holdings Corp. (b)              1,663,580
   113,630  Target Corp.                          5,850,809
                                              -------------
                                                 54,602,157
                                              -------------
            PERSONAL PRODUCTS -- 0.8%
    50,669  Estee Lauder (The) Cos., Inc.,
               Class A                            5,315,685
                                              -------------
            ROAD & RAIL -- 0.5%
   214,828  Hertz Global Holdings, Inc. (b)       3,022,630
                                              -------------
            SPECIALTY RETAIL -- 27.6%
   314,358  Aaron's, Inc.                         7,924,965
   101,955  Abercrombie & Fitch Co., Class A      7,454,950
   535,121  American Eagle Outfitters, Inc.       7,031,490
   242,662  AutoNation, Inc. (b)                  9,126,518
    11,573  AutoZone, Inc. (b)                    3,303,513
    91,321  Bed Bath & Beyond, Inc. (b)           5,341,365
   217,221  Best Buy Co., Inc.                    5,995,300
   161,183  CarMax, Inc. (b)                      5,153,020
   349,986  Chico's FAS, Inc.                     5,281,289
    44,365  Dick's Sporting Goods, Inc. (b)       1,641,505
   175,541  DSW, Inc., Class A (b)                9,300,162
   143,578  Foot Locker, Inc.                     3,119,950
   333,099  GameStop Corp., Class A (b)           7,854,474
   490,826  Gap (The), Inc.                       9,468,034
    47,089  Home Depot (The), Inc.                1,644,819
    30,116  J. Crew Group, Inc. (b) (c)                   -
   231,047  Limited Brands, Inc.                  8,747,439
   146,352  Lowe's Cos., Inc.                     3,158,276
    52,076  O'Reilly Automotive, Inc. (b)         3,098,522
   117,481  PetSmart, Inc.                        5,054,033
   667,459  RadioShack Corp.                      9,291,029
    85,154  Ross Stores, Inc.                     6,452,119
   519,530  Sally Beauty Holdings, Inc. (b)       8,935,916
    36,437  Signet Jewelers Ltd. (b)              1,560,961
   431,825  Staples, Inc.                         6,935,109


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            SPECIALTY RETAIL (Continued)
    86,890  Tiffany & Co.                     $   6,915,575
    64,944  TJX (The) Cos., Inc.                  3,591,403
   132,836  Tractor Supply Co.                    8,756,549
   137,566  Ulta Salon Cosmetics &
               Fragrance, Inc. (b)                8,670,785
    46,747  Williams-Sonoma, Inc.                 1,730,574
                                              -------------
                                                172,539,644
                                              -------------
            TEXTILES, APPAREL & LUXURY GOODS
               -- 7.0%
    83,374  Coach, Inc.                           5,382,626
    38,704  Deckers Outdoor Corp. (b)             3,841,372
    75,469  Fossil, Inc. (b)                      9,484,189
   119,490  Hanesbrands, Inc. (b)                 3,645,640
    18,953  NIKE, Inc., Class B                   1,708,613
    40,200  Polo Ralph Lauren Corp.               5,429,814
    81,417  PVH Corp.                             5,825,386
   114,912  Under Armour, Inc., Class A (b)       8,435,690
                                              -------------
                                                 43,753,330
                                              -------------
            TOTAL COMMON STOCKS -- 100.0%       625,574,862
              (Cost $597,604,515)

            MONEY MARKET FUND -- 0.1%
   580,202  Morgan Stanley Institutional
              Treasury Money Market Fund -
              0.01% (d)                             580,202
            (Cost $580,202)                   -------------

            TOTAL INVESTMENTS -- 100.1%         626,155,064
              (Cost $598,184,717) (e)
            NET OTHER ASSETS AND
              LIABILITIES -- (0.1)%                (559,329)
                                              -------------
            NET ASSETS -- 100.0%              $ 625,595,735
                                              -------------

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with the Investment Company Act of 1940, as amended.

(d)   Represents annualized 7-day yield at July 31, 2011.

(e) Aggregate cost for federal income tax purposes is $603,143,361. As of July 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $44,886,637 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $21,874,934.

                       See Notes to Financial Statements                 Page 51

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND

JULY 31, 2011

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1      LEVEL 2       LEVEL 3
-----------------------------------------------------------
Common Stocks*        $625,574,862   $    --       $    --
Money Market Fund          580,202        --            --
                      -------------------------------------
Total Investments     $626,155,064   $    --       $    --
                      =====================================

* See Portfolio of Investments for industry breakout.


Page 52                See Notes to Financial Statements

FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS (a)
JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS -- 100.0%
            BEVERAGES -- 17.7%
   166,240  Coca-Cola Enterprises, Inc.       $   4,673,006
   465,987  Constellation Brands, Inc.,
               Class A (b)                        9,501,475
   115,691  Dr. Pepper Snapple Group, Inc.        4,368,492
   119,853  Hansen Natural Corp. (b)              9,183,137
   216,849  Molson Coors Brewing Co.,
               Class B                            9,769,047
   103,317  PepsiCo, Inc.                         6,616,421
                                              -------------
                                                 44,111,578
                                              -------------
            FOOD & STAPLES RETAILING -- 19.6%
   193,624  CVS Caremark Corp.                    7,038,232
   293,403  Kroger (The) Co.                      7,296,932
   415,139  Safeway, Inc.                         8,373,354
   233,366  Sysco Corp.                           7,138,666
   228,493  Walgreen Co.                          8,920,367
   152,901  Whole Foods Market, Inc.             10,198,497
                                              -------------
                                                 48,966,048
                                              -------------
            FOOD PRODUCTS -- 52.1%
   402,229  Archer-Daniels-Midland Co.           12,219,717
   175,886  Bunge Ltd.                           12,102,716
    70,202  Campbell Soup Co.                     2,320,176
    93,971  ConAgra Foods, Inc.                   2,406,597
   219,382  Corn Products International, Inc.    11,164,350
   593,020  Dean Foods Co. (b)                    6,535,080
   330,146  Flowers Foods, Inc.                   7,236,800
    65,169  General Mills, Inc.                   2,434,062
   135,864  Green Mountain Coffee Roasters,
               Inc. (b)                          14,123,063
    45,524  H. J. Heinz Co.                       2,396,383
    42,665  Hershey (The) Co.                     2,408,013
   325,458  Hormel Foods Corp.                    9,428,518
    63,461  J.M. Smucker (The) Co.                4,944,881
    71,812  Mead Johnson Nutrition Co.            5,125,223
    84,042  Ralcorp Holdings, Inc. (b)            7,269,633
   255,447  Sara Lee Corp.                        4,881,592
   554,517  Smithfield Foods, Inc. (b)           12,210,464
   624,474  Tyson Foods, Inc., Class A           10,965,764
                                              -------------
                                                130,173,032
                                              -------------
            HOUSEHOLD PRODUCTS -- 5.0%
    67,035  Energizer Holdings, Inc. (b)          5,405,703
    36,437  Kimberly-Clark Corp.                  2,381,522
    76,308  Procter & Gamble (The) Co.            4,692,179
                                              -------------
                                                 12,479,404
                                              -------------
            PERSONAL PRODUCTS -- 4.7%
   210,399  Herbalife Ltd.                       11,723,432
                                              -------------
            TOBACCO -- 0.9%
    65,463  Reynolds American, Inc.               2,304,298
                                              -------------
SHARES      DESCRIPTION                               VALUE

            TOTAL COMMON STOCKS -- 100.0%     $ 249,757,792
              (Cost $251,634,016)

            MONEY MARKET FUND -- 0.0%
    66,762  Morgan Stanley Institutional
              Treasury Money Market Fund -
              0.01% (c)                              66,762
             (Cost $66,762)                   -------------

            TOTAL INVESTMENTS -- 100.0%         249,824,554
              (Cost $251,700,778) (d)
            NET OTHER ASSETS AND
              LIABILITIES -- 0.0%                   (43,937)
                                              -------------
            NET ASSETS -- 100.0%              $ 249,780,617
                                              -------------

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c)   Represents annualized 7-day yield at July 31, 2011.

(d) Aggregate cost for federal income tax purposes is $252,451,927. As of July 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $6,104,977 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $8,732,350.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1      LEVEL 2       LEVEL 3
-----------------------------------------------------------
Common Stocks*        $249,757,792   $    --       $    --
Money Market Fund           66,762        --            --
                      -------------------------------------
Total Investments     $249,824,554   $    --       $    --
                      =====================================

* See Portfolio of Investments for industry breakout.


                       See Notes to Financial Statements                 Page 53

FIRST TRUST ENERGY ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS (a)
JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS -- 100.0%
            ENERGY EQUIPMENT & SERVICES --
               37.7%
    90,973  Atwood Oceanics, Inc. (b)         $   4,248,439
    55,330  Baker Hughes, Inc.                    4,281,435
    19,961  Cameron International Corp. (b)       1,116,618
    24,633  CARBO Ceramics, Inc.                  3,844,472
    26,993  Core Laboratories N.V.                2,933,599
    71,271  Diamond Offshore Drilling, Inc.       4,834,312
    18,668  Dresser-Rand Group, Inc. (b)            997,245
    78,713  Halliburton Co.                       4,307,963
    45,539  Helmerich & Payne, Inc.               3,144,468
   122,199  Nabors Industries Ltd. (b)            3,227,276
    12,830  National Oilwell Varco, Inc.          1,033,713
    24,785  Oceaneering International, Inc.       1,070,712
    62,796  Oil States International, Inc. (b)    5,067,637
   158,752  Patterson-UTI Energy, Inc.            5,164,203
    77,578  Rowan Cos., Inc. (b)                  3,038,730
   163,591  RPC, Inc.                             3,864,019
    11,618  Schlumberger Ltd.                     1,049,919
    50,205  SEACOR Holdings, Inc.                 5,038,574
    54,049  Superior Energy Services, Inc. (b)    2,242,493
    49,416  Unit Corp. (b)                        2,965,454
                                              -------------
                                                 63,471,281
                                              -------------
            OIL, GAS & CONSUMABLE FUELS --
               59.9%
    44,173  Alpha Natural Resources, Inc. (b)     1,886,629
    13,074  Anadarko Petroleum Corp.              1,079,389
    32,534  Apache Corp.                          4,025,106
   112,934  Arch Coal, Inc.                       2,891,110
    71,919  Atlas Energy, Inc. (b) (c)                7,192
    33,531  Brigham Exploration Co. (b)           1,066,286
    45,408  Cabot Oil & Gas Corp.                 3,363,825
    67,607  Chesapeake Energy Corp.               2,322,300
    48,799  Chevron Corp.                         5,076,072
    33,486  Cimarex Energy Co.                    2,950,786
    10,927  Concho Resources, Inc. (b)            1,022,549
    66,740  ConocoPhillips                        4,804,613
    38,204  Devon Energy Corp.                    3,006,655
    99,371  El Paso Corp.                         2,042,074
    19,113  EQT Corp.                             1,213,293
   284,313  EXCO Resources, Inc.                  4,523,420
    49,327  Exxon Mobil Corp.                     3,935,801
    75,148  Forest Oil Corp. (b)                  1,953,848
    67,126  Hess Corp.                            4,602,159
    72,306  HollyFrontier Corp.                   5,451,149
   156,915  Marathon Oil Corp.                    4,859,658
    76,425  Murphy Oil Corp.                      4,908,013
    14,756  Newfield Exploration Co. (b)            994,850
    11,199  Noble Energy, Inc.                    1,116,316
    28,941  Occidental Petroleum Corp.            2,841,427
   122,043  Petrohawk Energy Corp. (b)            4,660,822
    52,658  Plains Exploration & Production
               Co. (b)                            2,054,189
    47,987  QEP Resources, Inc.                   2,103,270
   271,984  Quicksilver Resources, Inc. (b)       3,848,574


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            OIL, GAS & CONSUMABLE FUELS
               (Continued)
   188,298  SandRidge Energy, Inc. (b)        $   2,169,193
    27,314  SM Energy Co.                         2,058,110
    73,233  Spectra Energy Corp.                  1,978,756
    48,125  Sunoco, Inc.                          1,956,281
   175,230  Tesoro Corp. (b)                      4,256,337
   157,004  Valero Energy Corp.                   3,943,940
                                              -------------
                                                100,973,992
                                              -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 2.4%
   207,687  SunPower Corp., Class A (b)           4,076,896
                                              -------------
            TOTAL COMMON STOCKS -- 100.0%       168,522,169
              (Cost $163,914,016)

            MONEY MARKET FUND -- 0.1%
   188,732  Morgan Stanley Institutional
              Treasury Money Market Fund -
              0.01% (d)                             188,732
             (Cost $188,732)                  -------------

            TOTAL INVESTMENTS -- 100.1%         168,710,901
              (Cost $164,102,748) (e)
            NET OTHER ASSETS AND
              LIABILITIES -- (0.1)%                (100,513)
                                              -------------
            NET ASSETS -- 100.0%              $ 168,610,388
                                              -------------

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with the Investment Company Act of 1940, as amended.

(d)   Represents annualized 7-day yield at July 31, 2011.

(e) Aggregate cost for federal income tax purposes is $164,597,584. As of July 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $10,544,429 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $6,431,112.

Page 54                See Notes to Financial Statements

FIRST TRUST ENERGY ALPHADEX(R) FUND

JULY 31, 2011

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       TOTAL
                     VALUE AT
                     07/31/11        LEVEL 1      LEVEL 2    LEVEL 3
                   --------------------------------------------------
COMMON STOCKS:
Energy Equipment
   & Services      $  63,471,281  $  63,471,281  $      --  $      --
Oil, Gas &
   Consumable
   Fuels             100,973,992    100,966,800      7,192         --
Semiconductors &
   Semiconductor
   Equipment           4,076,896      4,076,896         --         --
                   --------------------------------------------------
Total Common
   Stocks            168,522,169    168,514,977      7,192         --
Money Market
   Fund                  188,732        188,732         --         --
                   --------------------------------------------------
Total Investments  $ 168,710,901  $ 168,703,709  $   7,192  $      --
                   ==================================================


                       See Notes to Financial Statements                 Page 55

FIRST TRUST FINANCIALS ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS (a)
JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS -- 100.0%
            CAPITAL MARKETS -- 12.4%
     4,583  Affiliated Managers Group,
               Inc. (b)                       $     478,144
   117,046  American Capital Ltd. (b)             1,131,835
     8,063  Ameriprise Financial, Inc.              436,208
    72,321  Ares Capital Corp.                    1,167,261
    36,289  Bank of New York Mellon (The)
               Corp.                                911,217
     2,423  BlackRock, Inc.                         432,409
    16,300  E*TRADE Financial Corp. (b)             258,844
    19,503  Federated Investors, Inc., Class B      416,779
     7,078  Franklin Resources, Inc.                898,623
     6,985  Goldman Sachs Group (The), Inc.         942,765
    19,867  Invesco Ltd.                            440,650
   123,117  Janus Capital Group, Inc.             1,039,107
    11,028  Jefferies Group, Inc.                   208,540
     6,067  Lazard Ltd., Class A (c)                203,851
    21,285  Legg Mason, Inc.                        626,205
    40,404  Morgan Stanley                          898,989
     4,896  Northern Trust Corp.                    219,855
    14,461  Raymond James Financial, Inc.           459,281
    15,467  State Street Corp.                      641,417
     3,729  T. Rowe Price Group, Inc.               211,807
    12,793  Waddell & Reed Financial, Inc.,
               Class A                              469,503
                                              -------------
                                                 12,493,290
                                              -------------
            COMMERCIAL BANKS -- 13.2%
    16,185  Associated Banc-Corp.                   220,925
     4,834  Bank of Hawaii Corp.                    216,612
    17,322  BB&T Corp.                              444,829
     8,491  BOK Financial Corp.                     462,420
    34,875  CapitalSource, Inc.                     225,292
    21,006  CIT Group, Inc. (b)                     834,778
     4,146  City National Corp.                     222,557
     6,503  Comerica, Inc.                          208,291
     5,228  Commerce Bancshares, Inc.               213,877
     3,954  Cullen/Frost Bankers, Inc.              213,042
    23,002  East West Bancorp, Inc.                 426,917
    54,697  Fifth Third Bancorp                     691,917
     4,964  First Citizens BancShares, Inc.,
               Class A                              894,116
    23,578  First Horizon National Corp.            211,966
    36,003  First Republic Bank (b)               1,019,605
    43,404  Fulton Financial Corp.                  440,551
   106,304  Huntington Bancshares, Inc.             642,608
   139,520  KeyCorp                               1,121,741
     5,286  M&T Bank Corp.                          455,865
    15,598  PNC Financial Services Group, Inc.      846,815
   336,876  Popular, Inc. (b)                       808,502
     8,719  SunTrust Banks, Inc.                    213,528
    50,535  TCF Financial Corp.                     642,805
    18,227  U.S. Bancorp                            474,996
    16,525  Valley National Bancorp                 217,304
    24,850  Wells Fargo & Co.                       694,309
     9,365  Zions Bancorporation                    205,094
                                              -------------
                                                 13,271,262
                                              -------------

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            CONSUMER FINANCE -- 3.1%
    17,982  American Express Co.              $     899,819
    22,496  Capital One Financial Corp.           1,075,309
    43,446  Discover Financial Services           1,112,652
                                              -------------
                                                  3,087,780
                                              -------------
            DIVERSIFIED FINANCIAL SERVICES --
               7.4%
    16,748  Citigroup, Inc.                         642,118
     2,389  CME Group, Inc.                         690,875
     1,801  IntercontinentalExchange, Inc. (b)      222,063
    28,385  JPMorgan Chase & Co.                  1,148,173
    34,086  Leucadia National Corp.               1,147,676
    30,305  Moody's Corp.                         1,079,161
    12,340  MSCI, Inc., Class A (b)                 437,947
    45,940  NASDAQ OMX Group (The),
               Inc. (b)                           1,105,776
    27,129  NYSE Euronext                           907,736
                                              -------------
                                                  7,381,525
                                              -------------
            INSURANCE -- 38.8%
    17,661  ACE Ltd.                              1,182,934
     9,956  Aflac, Inc.                             458,573
     2,787  Alleghany Corp. (b)                     918,066
    20,186  Allied World Assurance Holdings
               Co. Ltd.                           1,099,128
    22,839  Allstate (The) Corp.                    633,097
    32,562  American Financial Group, Inc.        1,106,457
    39,641  American International Group,
               Inc. (b)                           1,137,697
    11,996  American National Insurance Co.         898,980
     4,382  Aon Corp.                               210,862
    36,408  Arch Capital Group Ltd. (b)           1,230,590
     7,883  Arthur J. Gallagher & Co.               221,670
    36,134  Aspen Insurance Holdings Ltd.           935,871
    12,815  Assurant, Inc.                          456,470
    57,004  Assured Guaranty Ltd.                   806,607
    30,032  Axis Capital Holdings Ltd.              957,120
     9,011  Berkshire Hathaway, Inc.,
               Class B (b)                          668,346
    18,115  Brown & Brown, Inc.                     395,088
    18,561  Chubb (The) Corp.                     1,159,691
    23,899  Cincinnati Financial Corp.              653,160
    32,005  CNA Financial Corp.                     881,418
    28,118  Endurance Specialty Holdings Ltd.     1,145,527
     6,573  Erie Indemnity Co., Class A             484,430
     8,527  Everest Re Group, Ltd.                  700,237
    73,842  Fidelity National Financial, Inc.,
               Class A                            1,203,625
    24,659  Hanover Insurance Group, Inc.           892,902
    44,075  Hartford Financial Services Group
               (The), Inc.                        1,032,236
    29,520  HCC Insurance Holdings, Inc.            889,438
    32,637  Lincoln National Corp.                  864,880
    16,567  Loews Corp.                             660,526
     1,173  Markel Corp. (b)                        469,693
   133,745  MBIA, Inc. (b)                        1,230,454
    23,542  Mercury General Corp.                   874,350


Page 56                See Notes to Financial Statements

FIRST TRUST FINANCIALS ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            INSURANCE (Continued)
    10,598  MetLife, Inc.                     $     436,744
    22,926  Principal Financial Group, Inc.         633,445
    32,617  Progressive (The) Corp.                 641,903
    40,199  Protective Life Corp.                   854,631
    10,964  Prudential Financial, Inc.              643,367
    19,093  Reinsurance Group of America, Inc.    1,111,403
     9,967  RenaissanceRe Holdings Ltd.             693,603
    27,545  StanCorp Financial Group, Inc.          916,147
    21,745  Torchmark Corp.                         878,281
     9,488  Transatlantic Holdings, Inc.            485,880
    19,910  Travelers (The) Cos., Inc.            1,097,638
    31,339  Unitrin, Inc.                           882,820
    36,492  Unum Group                              890,040
    37,549  Validus Holdings Ltd.                   998,428
    28,665  W. R. Berkley Corp.                     882,595
       533  White Mountains Insurance Group
               Ltd.                                 224,601
    10,231  XL Group PLC                            209,940
                                              -------------
                                                 38,941,589
                                              -------------
            IT SERVICES -- 6.9%
    12,358  Alliance Data Systems Corp. (b)       1,215,286
    19,315  Broadridge Financial Solutions,
               Inc.                                 445,404
    41,730  CoreLogic, Inc. (b)                     658,499
    22,651  Fidelity National Information
               Services, Inc.                       679,983
     7,422  Fiserv, Inc. (b)                        447,992
    13,670  Global Payments, Inc.                   648,095
     3,082  MasterCard, Inc., Class A               934,616
    50,042  Total System Services, Inc.             931,282
     8,275  Visa, Inc., Class A                     707,843
    11,227  Western Union Co.                       217,916
                                              -------------
                                                  6,886,916
                                              -------------
            MEDIA -- 1.1%
    11,475  Morningstar, Inc.                       715,581
    12,374  Thomson Reuters Corp.                   426,037
                                              -------------
                                                  1,141,618
                                              -------------
            PROFESSIONAL SERVICES -- 0.7%
    20,088  Equifax, Inc.                           690,224
                                              -------------
            REAL ESTATE INVESTMENT TRUSTS --
               11.3%
    31,943  American Capital Agency Corp.           891,849
    51,543  Annaly Capital Management, Inc.         864,892
     6,568  Boston Properties, Inc.                 705,141
    10,958  Camden Property Trust                   734,953
   335,903  Chimera Investment Corp.              1,034,581
     8,704  CommonWealth REIT                       205,589
    11,287  Digital Realty Trust, Inc.              690,877
    11,624  Equity Residential                      718,596
     3,437  Essex Property Trust, Inc.              482,417
     2,645  Federal Realty Investment Trust         231,014
     8,688  Macerich (The) Co.                      461,593
    11,033  Piedmont Office Realty Trust, Inc.,
               Class A                              226,728


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            REAL ESTATE INVESTMENT TRUSTS
               (Continued)
     1,971  Public Storage                    $     235,791
    14,232  Rayonier, Inc.                          917,252
     9,611  Senior Housing Properties Trust         230,087
     5,999  Simon Property Group, Inc.              722,940
     2,714  SL Green Realty Corp.                   222,602
     9,163  UDR, Inc.                               241,079
     4,988  Vornado Realty Trust                    466,627
    53,165  Weyerhaeuser Co.                      1,062,768
                                              -------------
                                                 11,347,376
                                              -------------
            REAL ESTATE MANAGEMENT &
               DEVELOPMENT -- 2.1%
    46,283  CB Richard Ellis Group, Inc.,
               Class A (b)                        1,008,970
    24,901  Forest City Enterprises, Inc.,
               Class A (b)                          448,467
     7,393  Jones Lang LaSalle, Inc.                629,292
                                              -------------
                                                  2,086,729
                                              -------------
            SOFTWARE -- 0.4%
     4,542  FactSet Research Systems, Inc.          418,273
                                              -------------
            THRIFTS & MORTGAGE FINANCE -- 2.6%
    43,793  BankUnited, Inc.                      1,090,884
    35,221  First Niagara Financial Group, Inc.     431,457
    46,523  New York Community Bancorp, Inc.        629,456
    16,737  People's United Financial, Inc.         212,225
    13,689  Washington Federal, Inc.                231,481
                                              -------------
                                                  2,595,503
                                              -------------
            TOTAL COMMON STOCKS -- 100.0%       100,342,085
              (Cost $107,742,451)

            MONEY MARKET FUND -- 0.2%
   249,328  Morgan Stanley Institutional Treasury
              Money Market Fund - 0.01% (d)
              (Cost $249,328)                       249,328
                                              -------------
            TOTAL INVESTMENTS -- 100.2%         100,591,413
              (Cost $107,991,779) (e)
            NET OTHER ASSETS AND
              LIABILITIES -- (0.2)%                (211,908)
                                              -------------
            NET ASSETS -- 100.0%              $ 100,379,505
                                              -------------

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c)   Master Limited Partnership ("MLP")

(d)   Represents annualized 7-day yield at July 31, 2011.

(e) Aggregate cost for federal income tax purposes is $108,282,913. As of July 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,412,320 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $9,103,820.

                       See Notes to Financial Statements                 Page 57

FIRST TRUST FINANCIALS ALPHADEX(R) FUND

JULY 31, 2011

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1      LEVEL 2       LEVEL 3
-----------------------------------------------------------

Common Stocks*        $100,342,085  $      --     $      --
Money Market Fund          249,328         --            --
                      -------------------------------------
Total Investments     $100,591,413  $      --     $      --
                      =====================================

* See Portfolio of Investments for industry breakout.


Page 58                See Notes to Financial Statements

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS (a)
JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS -- 100.0%
            BIOTECHNOLOGY -- 14.7%
    47,499  Alexion Pharmaceuticals, Inc. (b) $   2,697,943
    76,567  Amgen, Inc. (b)                       4,188,215
    41,800  Biogen Idec, Inc. (b)                 4,258,166
    41,038  BioMarin Pharmaceutical, Inc. (b)     1,281,617
    69,866  Cephalon, Inc. (b)                    5,585,088
    56,646  Dendreon Corp. (b)                    2,090,237
    49,180  Myriad Genetics, Inc. (b)             1,046,059
    29,843  Pharmasset, Inc. (b)                  3,622,343
    98,451  Regeneron Pharmaceuticals, Inc. (b)   5,223,810
   107,388  Vertex Pharmaceuticals, Inc. (b)      5,569,142
                                              -------------
                                                 35,562,620
                                              -------------
            HEALTH CARE EQUIPMENT & SUPPLIES
               -- 17.0%
    37,448  Baxter International, Inc.            2,178,350
   646,505  Boston Scientific Corp. (b)           4,628,976
    30,527  C. R. Bard, Inc.                      3,012,404
    41,123  CareFusion Corp. (b)                  1,085,236
    70,475  Cooper (The) Cos., Inc.               5,390,633
    20,993  Covidien PLC                          1,066,234
    12,798  Edwards Lifesciences Corp. (b)          913,137
    16,126  Gen-Probe, Inc. (b)                     976,429
    97,047  Hill-Rom Holdings, Inc.               3,618,883
     9,023  Intuitive Surgical, Inc. (b)          3,614,163
    58,142  Kinetic Concepts, Inc. (b)            3,892,026
    86,936  Medtronic, Inc.                       3,134,043
    42,061  Sirona Dental Systems, Inc. (b)       2,127,445
    36,611  Teleflex, Inc.                        2,205,081
    34,055  Thoratec Corp. (b)                    1,147,313
    35,354  Zimmer Holdings, Inc. (b)             2,121,947
                                              -------------
                                                 41,112,300
                                              -------------
            HEALTH CARE PROVIDERS & SERVICES
               -- 37.4%
   101,302  Aetna, Inc.                           4,203,020
    79,238  AMERIGROUP Corp. (b)                  4,358,090
   107,883  AmerisourceBergen Corp.               4,132,998
    92,117  Brookdale Senior Living, Inc. (b)     1,970,383
    98,361  Cardinal Health, Inc.                 4,304,277
   100,041  Catalyst Health Solutions, Inc. (b)   6,555,687
    65,123  CIGNA Corp.                           3,241,172
   217,443  Community Health Systems, Inc. (b)    5,618,727
   122,487  Coventry Health Care, Inc. (b)        3,919,584
    38,680  DaVita, Inc. (b)                      3,231,327
    41,371  Express Scripts, Inc. (b)             2,244,790
   310,830  Health Management Associates, Inc.,
               Class A (b)                        2,952,885
    62,421  Henry Schein, Inc. (b)                4,148,500
    55,485  Humana, Inc.                          4,138,071
    23,052  Laboratory Corp. of America
               Holdings (b)                       2,092,199
   142,869  LifePoint Hospitals, Inc. (b)         5,300,440
    40,056  McKesson Corp.                        3,249,343
    15,445  MEDNAX, Inc. (b)                      1,052,731
    33,953  Patterson Cos., Inc.                  1,047,110
    18,886  Quest Diagnostics, Inc.               1,020,033


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            HEALTH CARE PROVIDERS & SERVICES
               (Continued)
   894,960  Tenet Healthcare Corp. (b)        $   4,975,978
    86,639  UnitedHealth Group, Inc.              4,299,894
    86,697  Universal Health Services, Inc.,
               Class B                            4,303,639
   158,062  VCA Antech, Inc. (b)                  3,088,531
    70,869  WellPoint, Inc.                       4,787,201
                                              -------------
                                                 90,236,610
                                              -------------
            HEALTH CARE TECHNOLOGY -- 5.5%
    57,533  Allscripts Healthcare Solutions,
               Inc. (b)                           1,044,224
    73,081  Cerner Corp. (b)                      4,859,155
    85,108  Emdeon, Inc., Class A (b)             1,319,174
    94,767  SXC Health Solutions Corp. (b)        5,982,641
                                              -------------
                                                 13,205,194
                                              -------------
            LIFE SCIENCES TOOLS & SERVICES --
               7.0%
    18,696  Bio-Rad Laboratories, Inc.,
               Class A (b)                        2,037,864
   164,554  Bruker Corp. (b)                      2,833,620
    18,833  Covance, Inc. (b)                     1,078,189
    59,432  Illumina, Inc. (b)                    3,711,529
    21,444  Life Technologies Corp. (b)             965,623
    83,020  PerkinElmer, Inc.                     2,030,669
    26,766  Techne Corp.                          2,028,595
    34,709  Thermo Fisher Scientific, Inc. (b)    2,085,664
                                              -------------
                                                 16,771,753
                                              -------------
            PHARMACEUTICALS -- 18.4%
    21,202  Abbott Laboratories                   1,088,087
    40,258  Allergan, Inc.                        3,273,378
    77,156  Bristol-Myers Squibb Co.              2,211,291
   148,825  Eli Lilly & Co.                       5,699,998
   111,220  Endo Pharmaceuticals Holdings,
               Inc. (b)                           4,142,945
   141,949  Forest Laboratories, Inc. (b)         5,260,630
    50,374  Johnson & Johnson                     3,263,731
   135,795  Mylan, Inc. (b)                       3,093,410
    63,556  Perrigo Co.                           5,739,742
   162,678  Pfizer, Inc.                          3,129,925
    92,555  Warner Chilcott PLC, Class A          1,945,506
    81,236  Watson Pharmaceuticals, Inc. (b)      5,453,373
                                              -------------
                                                 44,302,016
                                              -------------
            TOTAL COMMON STOCKS -- 100.0%       241,190,493
              (Cost $253,624,097)

            MONEY MARKET FUND -- 0.1%
   135,147  Morgan Stanley Institutional Treasury
            Money Market Fund - 0.01% (c)           135,147
             (Cost $135,147)                  -------------


See Notes to Financial Statements          Page 59

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND

JULY 31, 2011

            DESCRIPTION                               VALUE
-----------------------------------------------------------

            TOTAL INVESTMENTS -- 100.1%       $ 241,325,640
              (Cost $253,759,244) (d)
            NET OTHER ASSETS AND
              LIABILITIES -- (0.1)%                (190,290)
                                              -------------
            NET ASSETS -- 100.0%              $ 241,135,350
                                              -------------

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c)   Represents annualized 7-day yield at July 31, 2011.

(d) Aggregate cost for federal income tax purposes is $254,426,761. As of July 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,673,964 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $16,775,085.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1      LEVEL 2       LEVEL 3
-----------------------------------------------------------
Common Stocks*        $241,190,493  $      --     $      --
Money Market Fund          135,147         --            --
                      -------------------------------------
Total Investments     $241,325,640  $      --     $      --
                      =====================================

* See Portfolio of Investments for industry breakout.


Page 60                See Notes to Financial Statements

FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS (a)
JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS -- 99.9%
            AEROSPACE & DEFENSE -- 17.0%
    16,693  Alliant Techsystems, Inc.         $   1,088,884
    22,231  BE Aerospace, Inc. (b)                  884,794
    12,174  General Dynamics Corp.                  829,536
     7,481  Goodrich Corp.                          711,742
    11,989  Honeywell International, Inc.           636,616
    34,514  Huntington Ingalls Industries,
               Inc. (b)                           1,155,529
     3,849  ITT Corp.                               205,306
    13,616  L-3 Communications Holdings, Inc.     1,077,298
     2,801  Lockheed Martin Corp.                   212,120
    17,170  Northrop Grumman Corp.                1,038,957
    23,887  Raytheon Co.                          1,068,465
    32,475  Spirit AeroSystems Holdings, Inc.,
               Class A (b)                          665,413
    13,058  TransDigm Group, Inc. (b)             1,176,134
     5,125  United Technologies Corp.               424,555
                                              -------------
                                                 11,175,349
                                              -------------
            AIR FREIGHT & LOGISTICS -- 3.5%
     9,062  C.H. Robinson Worldwide, Inc.           655,273
     8,861  Expeditors International of
               Washington, Inc.                     422,847
     7,532  FedEx Corp.                             654,380
    36,285  UTI Worldwide, Inc.                     586,729
                                              -------------
                                                  2,319,229
                                              -------------
            AIRLINES -- 3.1%
    13,594  Copa Holdings SA, Class A               891,902
    79,443  Southwest Airlines Co.                  791,252
    20,045  United Continental Holdings,
               Inc. (b)                             363,216
                                              -------------
                                                  2,046,370
                                              -------------
            CHEMICALS -- 0.4%
     8,156  Nalco Holding Co.                       288,315
                                              -------------
            COMMERCIAL SERVICES & SUPPLIES --
               8.8%
    18,495  Avery Dennison Corp.                    583,517
    13,733  Cintas Corp.                            447,009
     9,734  Copart, Inc. (b)                        422,942
    41,905  Corrections Corp. of America (b)        899,281
    26,613  Iron Mountain, Inc.                     841,769
    36,433  R.R. Donnelley & Sons Co.               685,305
    29,408  Republic Services, Inc.                 853,714
     2,545  Stericycle, Inc. (b)                    208,996
    14,296  Waste Connections, Inc.                 460,903
    12,171  Waste Management, Inc.                  383,265
                                              -------------
                                                  5,786,701
                                              -------------
            COMPUTERS & PERIPHERALS -- 2.1%
    40,695  Lexmark International, Inc.,
               Class A (b)                        1,366,131
                                              -------------


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            CONSTRUCTION & ENGINEERING --
               4.9%
    33,183  Aecom Technology Corp. (b)        $     820,947
    11,661  Chicago Bridge & Iron Co. N.V.,
               ADR                                  481,016
    24,071  KBR, Inc.                               858,131
    26,615  URS Corp. (b)                         1,086,691
                                              -------------
                                                  3,246,785
                                              -------------
            ELECTRICAL EQUIPMENT -- 7.2%
    20,206  AMETEK, Inc.                            858,755
    27,965  General Cable Corp. (b)               1,112,168
    35,247  GrafTech International Ltd. (b)         678,857
     3,492  Hubbell, Inc., Class B                  207,669
    10,700  Regal-Beloit Corp.                      648,741
     8,235  Rockwell Automation, Inc.               590,944
     2,723  Roper Industries, Inc.                  222,278
     8,424  Thomas & Betts Corp. (b)                410,923
                                              -------------
                                                  4,730,335
                                              -------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 1.5%
    18,838  Itron, Inc. (b)                         810,787
     7,639  National Instruments Corp.              197,392
                                              -------------
                                                  1,008,179
                                              -------------
            ENERGY EQUIPMENT & SERVICES --
               0.7%
     8,430  Tidewater, Inc.                         458,086
                                              -------------
            INDUSTRIAL CONGLOMERATES -- 4.4%
     2,391  3M Co.                                  208,352
    24,187  Carlisle Cos., Inc.                   1,045,604
     8,560  Danaher Corp.                           420,381
    24,052  General Electric Co.                    430,771
    18,354  Tyco International Ltd.                 812,899
                                              -------------
                                                  2,918,007
                                              -------------
            IT SERVICES -- 3.5%
    19,708  Accenture PLC, Class A                1,165,531
     4,305  Automatic Data Processing, Inc.         221,665
    37,386  Booz Allen Hamilton Holding Corp.,
               Class A (b)                          680,051
    13,156  Genpact Ltd. (b)                        217,074
                                              -------------
                                                  2,284,321
                                              -------------
            LIFE SCIENCES TOOLS & SERVICES --
               2.8%
    23,298  Agilent Technologies, Inc. (b)          982,244
     1,345  Mettler-Toledo International, Inc. (b)  208,219
     7,462  Waters Corp. (b)                        655,835
                                              -------------
                                                  1,846,298
                                              -------------
            MACHINERY -- 22.7%
    14,474  AGCO Corp. (b)                          686,357
     8,522  Caterpillar, Inc.                       841,888
    11,737  CNH Global N.V. (b)                     447,649
     2,192  Cummins, Inc.                           229,897


                       See Notes to Financial Statements                 Page 61

FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            MACHINERY (Continued)
     2,751  Deere & Co.                       $     215,981
     3,738  Donaldson Co., Inc.                     207,010
    17,563  Dover Corp.                           1,062,035
     8,817  Eaton Corp.                             422,775
     4,128  Flowserve Corp.                         410,241
    14,167  Gardner Denver, Inc.                  1,208,303
    23,505  Graco, Inc.                           1,032,575
     6,957  Harsco Corp.                            190,691
    19,787  IDEX Corp.                              820,765
    12,647  Illinois Tool Works, Inc.               629,821
     2,381  Joy Global, Inc.                        223,624
    28,210  Kennametal, Inc.                      1,112,320
    12,653  Lincoln Electric Holdings, Inc.         432,986
    13,468  Manitowoc (The) Co., Inc.               188,417
    13,026  Nordson Corp.                           664,717
    41,145  Oshkosh Corp. (b)                     1,021,219
     8,067  Pall Corp.                              399,962
     5,055  Parker Hannifin Corp.                   399,446
     5,620  Pentair, Inc.                           206,872
    10,976  SPX Corp.                               825,834
     6,503  Trinity Industries, Inc.                193,724
    13,805  Wabtec Corp.                            890,699
                                              -------------
                                                 14,965,808
                                              -------------
            MARINE -- 0.4%
     4,002  Kirby Corp. (b)                         233,397
                                              -------------
            OFFICE ELECTRONICS -- 2.6%
   114,385  Xerox Corp.                           1,067,212
    16,942  Zebra Technologies Corp.,
               Class A (b)                          677,680
                                              -------------
                                                  1,744,892
                                              -------------
            PROFESSIONAL SERVICES -- 1.7%
    18,121  Towers Watson & Co., Class A          1,108,099
                                              -------------
            ROAD & RAIL -- 8.2%
    11,688  Con-way, Inc.                           428,014
    34,601  CSX Corp.                               850,147
    19,266  J.B. Hunt Transport Services, Inc.      871,594
    15,291  Kansas City Southern (b)                907,521
    15,371  Landstar System, Inc.                   689,389
     3,027  Norfolk Southern Corp.                  229,144
    12,567  Ryder System, Inc.                      707,773
     6,843  Union Pacific Corp.                     701,271
                                              -------------
                                                  5,384,853
                                              -------------
            SOFTWARE -- 0.6%
    17,644  Synopsys, Inc. (b)                      422,927
                                              -------------
            TRADING COMPANIES & DISTRIBUTORS
               -- 3.8%
    24,441  GATX Corp.                              963,709
     7,750  W.W. Grainger, Inc.                   1,149,868
     8,386  WESCO International, Inc. (b)           425,086
                                              -------------
                                                  2,538,663
                                              -------------

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            TOTAL COMMON STOCKS -- 99.9%      $  65,872,745
              (Cost $65,841,669)

            MONEY MARKET FUND -- 0.2%
   105,264  Morgan Stanley Institutional Treasury
              Money Market Fund - 0.01% (c)         105,264
             (Cost $105,264)                  -------------

            TOTAL INVESTMENTS -- 100.1%          65,978,009
              (Cost $65,946,933) (d)
            NET OTHER ASSETS AND
              LIABILITIES -- (0.1)%                 (65,389)
                                              -------------
            NET ASSETS -- 100.0%              $  65,912,620
                                              -------------

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c)   Represents annualized 7-day yield at July 31, 2011.

(d) Aggregate cost for federal income tax purposes is $66,310,896. As of July 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,945,133 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,278,020.

ADR   - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1      LEVEL 2       LEVEL 3
-----------------------------------------------------------
Common Stocks*        $ 65,872,745  $      --     $      --
Money Market Fund          105,264         --            --
                      -------------------------------------
Total Investments     $ 65,978,009  $      --     $      --
                      =====================================

* See Portfolio of Investments for industry breakout.


Page 62                See Notes to Financial Statements

FIRST TRUST MATERIALS ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS (a)
JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS -- 97.8%
            AEROSPACE & DEFENSE -- 1.8%
    66,771  Precision Castparts Corp.         $  10,775,504
                                              -------------
            BUILDING PRODUCTS -- 3.0%
   490,569  Owens Corning, Inc. (b)              17,454,445
                                              -------------
            CHEMICALS -- 42.7%
    35,146  Air Products and Chemicals, Inc.      3,118,505
    47,960  Airgas, Inc.                          3,294,852
   194,170  Albemarle Corp.                      12,927,839
   207,933  Ashland, Inc.                        12,733,817
   337,013  Cabot Corp.                          13,177,208
   343,701  Celanese Corp., Class A              18,948,236
    94,845  CF Industries Holdings, Inc.         14,731,325
    58,736  Cytec Industries, Inc.                3,289,216
   186,620  Dow Chemical (The) Co.                6,507,439
   124,298  E.I. du Pont de Nemours & Co.         6,391,403
   179,512  Eastman Chemical Co.                 17,339,064
    59,579  Ecolab, Inc.                          2,978,950
    39,052  FMC Corp.                             3,419,784
   972,026  Huntsman Corp.                       18,565,697
   104,582  International Flavors & Fragrances,
               Inc.                               6,397,281
   582,597  Kronos Worldwide, Inc.               18,037,203
   475,666  LyondellBasell Industries NV,
               Class A                           18,769,780
    37,000  PPG Industries, Inc.                  3,115,400
    61,982  Praxair, Inc.                         6,423,814
   331,392  Rockwood Holdings, Inc. (b)          20,039,274
    65,467  Scotts Miracle-Gro (The) Co.,
               Class A                            3,303,465
    45,778  Sigma-Aldrich Corp.                   3,071,704
   147,011  Solutia, Inc. (b)                     3,151,916
    93,154  Valspar (The) Corp.                   3,061,972
   294,469  W.R. Grace & Co. (b)                 14,853,016
   258,894  Westlake Chemical Corp.              13,397,765
                                              -------------
                                                251,045,925
                                              -------------
            CONTAINERS & PACKAGING -- 19.3%
   128,360  AptarGroup, Inc.                      6,552,778
   349,366  Ball Corp.                           13,555,401
   325,447  Bemis Co., Inc.                      10,284,125
   173,064  Crown Holdings, Inc. (b)              6,647,388
   169,054  Greif, Inc., Class A                 10,320,747
   260,298  Owens-Illinois, Inc. (b)              6,031,104
   480,051  Packaging Corp. of America           12,802,960
   101,272  Rock-Tenn Co., Class A                6,224,177
   462,111  Sealed Air Corp.                      9,949,250
   163,983  Silgan Holdings, Inc.                 6,359,261
   189,035  Sonoco Products Co.                   6,058,572
   616,095  Temple-Inland, Inc.                  18,495,172
                                              -------------
                                                113,280,935
                                              -------------
            ELECTRICAL EQUIPMENT -- 3.1%
   270,086  Polypore International, Inc. (b)     18,365,848
                                              -------------


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            MACHINERY -- 2.2%
   218,127  Timken (The) Co.                  $   9,525,606
    34,849  Valmont Industries, Inc.              3,392,550
                                              -------------
                                                 12,918,156
                                              -------------
            METALS & MINING -- 19.1%
   426,290  AK Steel Holding Corp.                5,179,424
   693,167  Alcoa, Inc.                          10,210,350
   173,211  Allegheny Technologies, Inc.         10,079,148
   310,816  Allied Nevada Gold Corp. (b)         11,842,090
   317,660  Carpenter Technology Corp.           18,246,390
   118,913  Cliffs Natural Resources, Inc.       10,680,766
   248,966  Newmont Mining Corp.                 13,844,999
   221,421  Reliance Steel & Aluminum Co.        10,409,001
    57,353  Royal Gold, Inc.                      3,676,327
   233,275  Schnitzer Steel Industries, Inc.,
               Class A                           11,848,037
   413,434  Steel Dynamics, Inc.                  6,457,839
                                              -------------
                                                112,474,371
                                              -------------
            PAPER & FOREST PRODUCTS -- 4.9%
   193,440  Domtar Corp.                         15,465,528
   450,592  International Paper Co.              13,382,583
                                              -------------
                                                 28,848,111
                                              -------------
            TRADING COMPANIES & DISTRIBUTORS
               -- 1.7%
   305,461  Fastenal Co.                         10,278,763
                                              -------------
            TOTAL COMMON STOCKS -- 97.8%        575,442,058
              (Cost $552,131,137)

            MONEY MARKET FUND -- 2.3%
13,774,212  Morgan Stanley Institutional Treasury
              Money Market Fund - 0.01% (c)      13,774,212
             (Cost $13,774,212)               -------------

            TOTAL INVESTMENTS -- 100.1%         589,216,270
              (Cost $565,905,349) (d)
            NET OTHER ASSETS AND
              LIABILITIES -- (0.1)%                (667,174)
                                              -------------
            NET ASSETS -- 100.0%              $ 588,549,096
                                              -------------

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c)   Represents annualized 7-day yield at July 31, 2011.

(d) Aggregate cost for federal income tax purposes is $568,610,897. As of July 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $38,596,306 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $17,990,933.


                       See Notes to Financial Statements                 Page 63

FIRST TRUST MATERIALS ALPHADEX(R) FUND

JULY 31, 2011

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1      LEVEL 2       LEVEL 3
-----------------------------------------------------------
Common Stocks*        $575,442,058  $      --     $      --
Money Market Fund       13,774,212         --            --
                      -------------------------------------
Total Investments     $589,216,270  $      --     $      --
                      =====================================

* See Portfolio of Investments for industry breakout.


Page 64                See Notes to Financial Statements

FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS (a)
JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS -- 100.0%
            COMMUNICATIONS EQUIPMENT -- 11.8%
    35,791  Acme Packet, Inc. (b)             $   2,108,806
   244,627  Brocade Communications Systems,
               Inc. (b)                           1,340,556
    42,987  Ciena Corp. (b)                         664,579
   202,470  Cisco Systems, Inc.                   3,233,446
    86,757  EchoStar Corp., Class A (b)           2,902,889
     7,169  F5 Networks, Inc. (b)                   670,158
    70,139  Harris Corp.                          2,796,442
    94,856  JDS Uniphase Corp. (b)                1,247,356
   130,109  Polycom, Inc. (b)                     3,516,846
    27,829  QUALCOMM, Inc.                        1,524,473
    63,396  Riverbed Technology, Inc. (b)         1,815,028
   342,795  Tellabs, Inc.                         1,419,171
                                              -------------
                                                 23,239,750
                                              -------------
            COMPUTERS & PERIPHERALS -- 12.2%
     2,354  Apple, Inc. (b)                         919,190
   189,596  Dell, Inc. (b)                        3,079,039
    57,362  EMC Corp. (b)                         1,496,001
   114,923  Hewlett-Packard Co.                   4,040,693
   132,869  NCR Corp. (b)                         2,650,736
    14,973  NetApp, Inc. (b)                        711,517
   198,526  QLogic Corp. (b)                      3,011,639
   100,800  SanDisk Corp. (b)                     4,287,024
   114,984  Western Digital Corp. (b)             3,962,349
                                              -------------
                                                 24,158,188
                                              -------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 16.3%
    14,636  Amphenol Corp., Class A                 715,554
   100,800  Arrow Electronics, Inc. (b)           3,502,800
    99,137  Avnet, Inc. (b)                       2,904,714
   274,483  AVX Corp.                             3,820,803
   230,476  Corning, Inc.                         3,666,873
   174,231  Ingram Micro, Inc., Class A (b)       3,231,985
    57,533  IPG Photonics Corp. (b)               3,462,911
   124,250  Jabil Circuit, Inc.                   2,275,018
    97,396  Molex, Inc.                           2,286,858
    51,334  Tech Data Corp. (b)                   2,395,758
   278,132  Vishay Intertechnology, Inc. (b)      3,829,878
                                              -------------
                                                 32,093,152
                                              -------------
            INTERNET SOFTWARE & SERVICES --
               3.5%
    25,110  Akamai Technologies, Inc. (b)           608,164
    24,844  Equinix, Inc. (b)                     2,595,453
    36,973  Rackspace Hosting, Inc. (b)           1,478,920
   166,876  Yahoo!, Inc. (b)                      2,186,075
                                              -------------
                                                  6,868,612
                                              -------------
            IT SERVICES -- 8.5%
    51,999  Amdocs Ltd. (b)                       1,639,528
   110,194  Computer Sciences Corp.               3,887,644
    59,862  DST Systems, Inc.                     3,064,336
    39,225  Gartner, Inc. (b)                     1,447,795


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            IT SERVICES (Continued)
     4,603  International Business Machines
               Corp.                          $     837,056
   149,219  SAIC, Inc. (b)                        2,391,981
    52,502  Teradata Corp. (b)                    2,885,510
    17,814  VeriFone Systems, Inc. (b)              701,337
                                              -------------
                                                 16,855,187
                                              -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 32.1%
    68,192  Altera Corp.                          2,787,689
    20,185  Analog Devices, Inc.                    694,364
   242,930  Applied Materials, Inc.               2,992,898
   178,383  Atmel Corp. (b)                       2,158,434
    83,171  Avago Technologies Ltd.               2,797,041
    47,047  Cree, Inc. (b)                        1,545,964
   118,728  Cypress Semiconductor Corp. (b)       2,443,422
   250,333  Fairchild Semiconductor
               International, Inc. (b)            3,757,498
   188,766  Intel Corp.                           4,215,145
   149,558  International Rectifier Corp. (b)     3,842,145
    78,076  KLA-Tencor Corp.                      3,108,986
   221,952  LSI Corp. (b)                         1,633,567
   283,309  Marvell Technology Group Ltd. (b)     4,198,639
    30,915  Maxim Integrated Products, Inc.         709,808
   185,261  MEMC Electronic Materials, Inc. (b)   1,374,637
    20,842  Microchip Technology, Inc.              703,418
   559,237  Micron Technology, Inc. (b)           4,121,577
   128,425  National Semiconductor Corp.          3,174,666
    87,454  Novellus Systems, Inc. (b)            2,714,572
   239,721  ON Semiconductor Corp. (b)            2,083,175
   282,643  Teradyne, Inc. (b)                    3,812,854
    76,449  Texas Instruments, Inc.               2,274,358
    68,085  Varian Semiconductor Equipment
               Associates, Inc. (b)               4,135,483
    68,820  Xilinx, Inc.                          2,209,122
                                              -------------
                                                 63,489,462
                                              -------------
            SOFTWARE -- 15.6%
    67,652  Activision Blizzard, Inc.               801,000
    45,844  Ariba, Inc. (b)                       1,516,061
    28,893  BMC Software, Inc. (b)                1,248,756
    69,189  CA, Inc.                              1,542,915
   237,673  Cadence Design Systems, Inc. (b)      2,455,162
    19,753  Citrix Systems, Inc. (b)              1,423,006
    80,957  Compuware Corp. (b)                     782,045
    66,962  Electronic Arts, Inc. (b)             1,489,905
   115,817  Fortinet, Inc. (b)                    2,353,401
    54,093  Informatica Corp. (b)                 2,765,775
    15,896  MICROS Systems, Inc. (b)                778,427
    73,602  Nuance Communications, Inc. (b)       1,472,776
    24,012  Oracle Corp.                            734,287
    17,214  Red Hat, Inc. (b)                       724,365
    13,775  Rovi Corp. (b)                          729,662
    16,847  Salesforce.com, Inc. (b)              2,437,929
    26,716  Solera Holdings, Inc.                 1,492,890
    40,066  Symantec Corp. (b)                      763,658
   108,907  TIBCO Software, Inc. (b)              2,835,938


                       See Notes to Financial Statements                 Page 65

FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            SOFTWARE (Continued)
    25,039  VMware, Inc., Class A (b)         $   2,512,413
                                              -------------
                                                 30,860,371
                                              -------------
            TOTAL COMMON STOCKS -- 100.0%       197,564,722
              (Cost $209,703,226)

            MONEY MARKET FUND -- 0.1%
   216,010  Morgan Stanley Institutional Treasury
               Money Market Fund - 0.01% (c)        216,010
             (Cost $216,010)                  -------------

            TOTAL INVESTMENTS -- 100.1%         197,780,732
              (Cost $209,919,236) (d)
            NET OTHER ASSETS AND
              LIABILITIES -- (0.1)%                (251,554)
                                              -------------
            NET ASSETS -- 100.0%              $ 197,529,178
                                              -------------

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c)   Represents annualized 7-day yield at July 31, 2011.

(d) Aggregate cost for federal income tax purposes is $211,686,281. As of July 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $4,764,969 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $18,670,518.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1     LEVEL 2       LEVEL 3
-----------------------------------------------------------
Common Stocks*        $197,564,722  $      --     $      --
Money Market Fund          216,010         --            --
                      -------------------------------------
Total Investments     $197,780,732  $      --     $      --
                      =====================================

* See Portfolio of Investments for industry breakout.


Page 66                See Notes to Financial Statements

FIRST TRUST UTILITIES ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS (a)
JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS -- 99.8%
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 10.3%
    95,304  AT&T, Inc.                        $   2,788,595
    74,040  CenturyLink, Inc.                     2,747,624
    74,184  Frontier Communications Corp.           555,638
   145,809  tw telecom, Inc. (b)                  2,879,728
                                              -------------
                                                  8,971,585
                                              -------------
            ELECTRIC UTILITIES -- 30.1%
    47,663  American Electric Power Co., Inc.     1,756,858
    19,854  DPL, Inc.                               600,584
    95,379  Duke Energy Corp.                     1,774,049
    77,247  Edison International                  2,940,793
    43,842  Entergy Corp.                         2,928,646
    41,921  Exelon Corp.                          1,847,458
    13,560  FirstEnergy Corp.                       605,454
   144,403  Great Plains Energy, Inc.             2,912,609
    20,835  NextEra Energy, Inc.                  1,151,134
    17,023  Northeast Utilities                     578,782
   156,010  NV Energy, Inc.                       2,315,188
    60,996  Pepco Holdings, Inc.                  1,139,405
    40,289  Pinnacle West Capital Corp.           1,706,239
    43,027  PPL Corp.                             1,200,453
    12,470  Progress Energy, Inc.                   582,848
    88,991  Westar Energy, Inc.                   2,296,858
                                              -------------
                                                 26,337,358
                                              -------------
            GAS UTILITIES -- 8.8%
    14,709  AGL Resources, Inc.                     600,127
    72,026  Atmos Energy Corp.                    2,407,829
    40,449  ONEOK, Inc.                           2,944,283
    56,321  UGI Corp.                             1,706,527
                                              -------------
                                                  7,658,766
                                              -------------
            INDEPENDENT POWER PRODUCERS &
               ENERGY TRADERS -- 2.7%
    97,426  NRG Energy, Inc. (b)                  2,388,886
                                              -------------
            MULTI-UTILITIES -- 33.0%
    44,171  Alliant Energy Corp.                  1,740,779
    41,515  Ameren Corp.                          1,196,462
    60,809  CMS Energy Corp.                      1,163,884
    22,489  Consolidated Edison, Inc.             1,182,921
    49,610  Dominion Resources, Inc.              2,403,604
    47,878  DTE Energy Co.                        2,386,240
    34,646  Integrys Energy Group, Inc.           1,739,576
   106,432  MDU Resources Group, Inc.             2,294,674
   118,262  NiSource, Inc.                        2,380,614
    11,896  OGE Energy Corp.                        595,276
    42,735  PG&E Corp.                            1,770,511
    91,708  Public Service Enterprise Group,
               Inc.                               3,003,437
    45,621  SCANA Corp.                           1,787,887
    33,964  Sempra Energy                         1,721,635
    31,692  TECO Energy, Inc.                       587,253
    42,977  Vectren Corp.                         1,135,023


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            MULTI-UTILITIES (Continued)
    19,098  Wisconsin Energy Corp.            $     585,354
    49,276  Xcel Energy, Inc.                     1,182,624
                                              -------------
                                                 28,857,754
                                              -------------
            OIL, GAS & CONSUMABLE FUELS --
               2.8%
    42,384  Energen Corp.                         2,492,603
                                              -------------
            WATER UTILITIES -- 1.3%
    40,660  American Water Works Co., Inc.        1,138,480
                                              -------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 10.8%
   173,936  MetroPCS Communications, Inc. (b)     2,831,678
    28,250  NII Holdings, Inc. (b)                1,196,387
   111,074  Sprint Nextel Corp. (b)                 469,843
    96,314  Telephone and Data Systems, Inc.      2,731,465
    49,461  United States Cellular Corp. (b)      2,185,682
                                              -------------
                                                  9,415,055
                                              -------------
            TOTAL COMMON STOCKS -- 99.8%         87,260,487
              (Cost $87,538,818)

            MONEY MARKET FUND -- 0.1%
    54,266  Morgan Stanley Institutional Treasury
              Money Market Fund - 0.01% (c)          54,266
             (Cost $54,266)                   -------------

            TOTAL INVESTMENTS -- 99.9%           87,314,753
              (Cost $87,593,084) (d)
            NET OTHER ASSETS AND
              LIABILITIES -- 0.1%                    51,558
                                              -------------
            NET ASSETS -- 100.0%              $  87,366,311
                                              -------------

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c)   Represents annualized 7-day yield at July 31, 2011.

(d) Aggregate cost for federal income tax purposes is $88,025,445. As of July 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,634,493 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,345,185.


                       See Notes to Financial Statements                 Page 67

FIRST TRUST UTILITIES ALPHADEX(R) FUND

JULY 31, 2011

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1     LEVEL 2       LEVEL 3
-----------------------------------------------------------
Common Stocks*        $ 87,260,487  $      --     $      --
Money Market Fund           54,266         --            --
                      -------------------------------------
Total Investments     $ 87,314,753  $      --     $      --
                      =====================================

* See Portfolio of Investments for industry breakout.


Page 68                See Notes to Financial Statements

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS (a)
JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS -- 99.4%
            AEROSPACE & DEFENSE -- 2.7%
    13,523  General Dynamics Corp.            $     921,457
     7,915  Goodrich Corp.                          753,033
    12,687  Honeywell International, Inc.           673,680
     4,274  ITT Corp.                               227,975
    14,409  L-3 Communications Holdings, Inc.     1,140,040
     3,110  Lockheed Martin Corp.                   235,520
    18,164  Northrop Grumman Corp.                1,099,104
     6,124  Precision Castparts Corp.               988,291
    20,220  Raytheon Co.                            904,441
     5,699  United Technologies Corp.               472,105
                                              -------------
                                                  7,415,646
                                              -------------
            AIR FREIGHT & LOGISTICS -- 0.6%
     9,591  C.H. Robinson Worldwide, Inc.           693,525
     9,844  Expeditors International of
               Washington, Inc.                     469,756
     5,318  FedEx Corp.                             462,028
                                              -------------
                                                  1,625,309
                                              -------------
            AIRLINES -- 0.2%
    66,188  Southwest Airlines Co.                  659,232
                                              -------------
            AUTOMOBILES -- 0.2%
    12,302  Harley-Davidson, Inc.                   533,784
                                              -------------
            BEVERAGES -- 1.7%
     3,369  Brown-Forman Corp., Class B             247,824
     3,740  Coca-Cola (The) Co.                     254,357
    17,265  Coca-Cola Enterprises, Inc.             485,319
    60,513  Constellation Brands, Inc.,
               Class A (b)                        1,233,860
    12,015  Dr. Pepper Snapple Group, Inc.          453,686
    28,158  Molson Coors Brewing Co., Class B     1,268,518
    10,736  PepsiCo, Inc.                           687,534
                                              -------------
                                                  4,631,098
                                              -------------
            BIOTECHNOLOGY -- 1.3%
    17,267  Amgen, Inc. (b)                         944,505
    11,782  Biogen Idec, Inc. (b)                 1,200,232
     4,181  Celgene Corp. (b)                       247,933
    15,770  Cephalon, Inc. (b)                    1,260,654
                                              -------------
                                                  3,653,324
                                              -------------
            CAPITAL MARKETS -- 1.8%
     8,733  Ameriprise Financial, Inc.              472,455
    19,669  Bank of New York Mellon (The)
               Corp.                                493,889
    10,571  Federated Investors, Inc., Class B      225,902
     7,679  Franklin Resources, Inc.                974,926
     5,675  Goldman Sachs Group (The), Inc.         765,955
   106,758  Janus Capital Group, Inc.               901,037
    15,385  Legg Mason, Inc.                        452,627
    32,847  Morgan Stanley                          730,846
                                              -------------
                                                  5,017,637
                                              -------------

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            CHEMICALS -- 2.9%
     5,269  Air Products and Chemicals, Inc.  $     467,518
     7,191  Airgas, Inc.                            494,022
     7,115  CF Industries Holdings, Inc.          1,105,102
    14,003  Dow Chemical (The) Co.                  488,285
    13,980  E.I. du Pont de Nemours & Co.           718,852
    12,343  Eastman Chemical Co.                  1,192,210
     4,467  Ecolab, Inc.                            223,350
     5,854  FMC Corp.                               512,635
    11,767  International Flavors & Fragrances,
               Inc.                                 719,787
     3,473  Monsanto Co.                            255,196
     5,553  PPG Industries, Inc.                    467,563
     6,972  Praxair, Inc.                           722,578
     3,009  Sherwin-Williams (The) Co.              232,204
     6,872  Sigma-Aldrich Corp.                     461,111
                                              -------------
                                                  8,060,413
                                              -------------
            COMMERCIAL BANKS -- 1.1%
    19,758  Fifth Third Bancorp                     249,939
    76,816  Huntington Bancshares, Inc.             464,353
   120,988  KeyCorp                                 972,743
     2,866  M&T Bank Corp.                          247,164
    12,683  PNC Financial Services Group, Inc.      688,560
    17,958  Wells Fargo & Co.                       501,746
                                              -------------
                                                  3,124,505
                                              -------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 1.4%
    19,563  Avery Dennison Corp.                    617,213
    15,255  Cintas Corp.                            496,550
    22,174  Iron Mountain, Inc.                     701,363
    38,548  R.R. Donnelley & Sons Co.               725,088
    24,502  Republic Services, Inc.                 711,293
     2,831  Stericycle, Inc. (b)                    232,482
    13,520  Waste Management, Inc.                  425,745
                                              -------------
                                                  3,909,734
                                              -------------
            COMMUNICATIONS EQUIPMENT -- 1.5%
    64,567  Cisco Systems, Inc.                   1,031,135
     2,287  F5 Networks, Inc. (b)                   213,789
    27,959  Harris Corp.                          1,114,725
    30,249  JDS Uniphase Corp. (b)                  397,774
    13,310  QUALCOMM, Inc.                          729,122
   163,966  Tellabs, Inc.                           678,819
                                              -------------
                                                  4,165,364
                                              -------------
            COMPUTERS & PERIPHERALS -- 1.9%
       752  Apple, Inc. (b)                         293,641
    45,343  Dell, Inc. (b)                          736,370
    36,586  EMC Corp. (b)                           954,163
    34,606  Hewlett-Packard Co.                   1,216,747
    43,053  Lexmark International, Inc.,
               Class A (b)                        1,445,289
     9,543  NetApp, Inc. (b)                        453,484
                                              -------------
                                                  5,099,694
                                              -------------


See Notes to Financial Statements          Page 69

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            CONSUMER FINANCE -- 0.8%
    19,493  American Express Co.              $     975,430
    19,504  Capital One Financial Corp.             932,291
     9,421  Discover Financial Services             241,272
                                              -------------
                                                  2,148,993
                                              -------------
            CONTAINERS & PACKAGING -- 1.1%
    32,758  Ball Corp.                            1,271,011
    22,377  Bemis Co., Inc.                         707,113
    19,522  Owens-Illinois, Inc. (b)                452,325
    31,776  Sealed Air Corp.                        684,137
                                              -------------
                                                  3,114,586
                                              -------------
            DISTRIBUTORS -- 0.1%
     4,631  Genuine Parts Co.                       246,184
                                              -------------
            DIVERSIFIED CONSUMER SERVICES --
               0.6%
     5,769  Apollo Group, Inc., Class A (b)         293,238
    12,780  DeVry, Inc.                             794,149
    31,418  H&R Block, Inc.                         470,014
                                              -------------
                                                  1,557,401
                                              -------------
            DIVERSIFIED FINANCIAL SERVICES
               -- 2.2%
    12,105  Citigroup, Inc.                         464,106
     1,729  CME Group, Inc.                         500,009
    24,622  JPMorgan Chase & Co.                    995,960
    36,939  Leucadia National Corp.               1,243,736
    32,847  Moody's Corp.                         1,169,682
    39,831  NASDAQ OMX Group (The), Inc. (b)        958,732
    22,053  NYSE Euronext                           737,893
                                              -------------
                                                  6,070,118
                                              -------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 1.2%
    40,109  AT&T, Inc.                            1,173,589
    31,155  CenturyLink, Inc.                     1,156,162
    93,660  Frontier Communications Corp.           701,514
    19,444  Windstream Corp.                        237,411
                                              -------------
                                                  3,268,676
                                              -------------
            ELECTRIC UTILITIES -- 4.0%
    26,751  American Electric Power Co., Inc.       986,042
    53,519  Duke Energy Corp.                       995,453
    32,506  Edison International                  1,237,503
    18,454  Entergy Corp.                         1,232,727
    23,526  Exelon Corp.                          1,036,791
    11,412  FirstEnergy Corp.                       509,546
    13,153  NextEra Energy, Inc.                    726,703
    14,325  Northeast Utilities                     487,050
    38,511  Pepco Holdings, Inc.                    719,385
    22,605  Pinnacle West Capital Corp.             957,322
    27,163  PPL Corp.                               757,848
    15,748  Progress Energy, Inc.                   736,062
    12,483  Southern Co.                            493,578
                                              -------------
                                                 10,876,010
                                              -------------

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            ELECTRICAL EQUIPMENT -- 0.3%
     8,710  Rockwell Automation, Inc.         $     625,029
     3,028  Roper Industries, Inc.                  247,176
                                              -------------
                                                    872,205
                                              -------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 1.1%
     4,665  Amphenol Corp., Class A                 228,072
    69,412  Corning, Inc.                         1,104,345
     7,477  FLIR Systems, Inc.                      205,318
    37,420  Jabil Circuit, Inc.                     685,160
    39,112  Molex, Inc.                             918,350
                                              -------------
                                                  3,141,245
                                              -------------
            ENERGY EQUIPMENT & SERVICES --
               2.5%
    17,362  Baker Hughes, Inc.                    1,343,472
     5,010  Cameron International Corp. (b)         280,259
    24,701  Halliburton Co.                       1,351,886
    15,242  Helmerich & Payne, Inc.               1,052,460
    30,677  Nabors Industries Ltd. (b)              810,180
     3,225  National Oilwell Varco, Inc.            259,838
    19,176  Noble Corp.                             707,019
    19,477  Rowan Cos., Inc. (b)                    762,914
     2,915  Schlumberger Ltd.                       263,428
                                              -------------
                                                  6,831,456
                                              -------------
            FOOD & STAPLES RETAILING -- 1.9%
    26,818  CVS Caremark Corp.                      974,834
    30,479  Kroger (The) Co.                        758,013
    43,120  Safeway, Inc.                           869,730
     8,082  Sysco Corp.                             247,228
    11,863  Walgreen Co.                            463,132
    14,227  Wal-Mart Stores, Inc.                   749,905
    15,880  Whole Foods Market, Inc.              1,059,196
                                              -------------
                                                  5,122,038
                                              -------------
            FOOD PRODUCTS -- 2.9%
    41,779  Archer-Daniels-Midland Co.            1,269,246
     7,295  Campbell Soup Co.                       241,100
    61,601  Dean Foods Co. (b)                      678,843
     6,768  General Mills, Inc.                     252,785
     4,734  H. J. Heinz Co.                         249,198
     4,432  Hershey (The) Co.                       250,142
    42,260  Hormel Foods Corp.                    1,224,272
     3,295  J.M. Smucker (The) Co.                  256,746
    28,604  Kraft Foods, Inc., Class A              983,406
     5,079  McCormick & Co., Inc.                   247,093
     7,464  Mead Johnson Nutrition Co.              532,706
    26,531  Sara Lee Corp.                          507,007
    64,869  Tyson Foods, Inc., Class A            1,139,100
                                              -------------
                                                  7,831,644
                                              -------------
            GAS UTILITIES -- 0.2%
     9,209  Nicor, Inc.                             503,732
                                              -------------


Page 70                See Notes to Financial Statements

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            HEALTH CARE EQUIPMENT & SUPPLIES
               -- 1.9%
     8,445  Baxter International, Inc.        $     491,246
     2,922  Becton, Dickinson & Co.                 244,308
   145,852  Boston Scientific Corp. (b)           1,044,300
     6,884  C. R. Bard, Inc.                        679,313
     9,273  CareFusion Corp. (b)                    244,715
     4,738  Covidien PLC                            240,643
     2,890  Edwards Lifesciences Corp. (b)          206,202
     2,036  Intuitive Surgical, Inc. (b)            815,520
    19,621  Medtronic, Inc.                         707,337
     7,970  Zimmer Holdings, Inc. (b)               478,359
                                              -------------
                                                  5,151,943
                                              -------------
            HEALTH CARE PROVIDERS & SERVICES
               -- 3.2%
    22,854  Aetna, Inc.                             948,212
    24,342  AmerisourceBergen Corp.                 932,542
    24,496  CIGNA Corp.                           1,219,166
    27,632  Coventry Health Care, Inc. (b)          884,224
     8,725  DaVita, Inc. (b)                        728,886
     9,331  Express Scripts, Inc. (b)               506,300
    12,515  Humana, Inc.                            933,369
     5,206  Laboratory Corp. of America
               Holdings (b)                         472,496
     7,664  Patterson Cos., Inc.                    236,358
     4,262  Quest Diagnostics, Inc.                 230,191
    14,655  UnitedHealth Group, Inc.                727,328
    15,994  WellPoint, Inc.                       1,080,395
                                              -------------
                                                  8,899,467
                                              -------------
            HEALTH CARE TECHNOLOGY -- 0.4%
    16,488  Cerner Corp. (b)                      1,096,287
                                              -------------
            HOTELS, RESTAURANTS & LEISURE --
               2.5%
    26,785  Carnival Corp.                          891,940
     4,086  Chipotle Mexican Grill, Inc. (b)      1,326,234
     5,061  Darden Restaurants, Inc.                257,099
    14,329  International Game Technology           266,376
     2,984  McDonald's Corp.                        258,056
    25,518  Starbucks Corp.                       1,023,017
    29,948  Wyndham Worldwide Corp.               1,035,901
     8,772  Wynn Resorts Ltd.                     1,348,081
     9,119  Yum! Brands, Inc.                       481,666
                                              -------------
                                                  6,888,370
                                              -------------
            HOUSEHOLD DURABLES -- 0.9%
     3,946  Fortune Brands, Inc.                    237,589
    11,055  Harman International Industries,
               Inc.                                 459,888
    10,339  Leggett & Platt, Inc.                   224,356
    31,929  Newell Rubbermaid, Inc.                 495,538
    15,488  Whirlpool Corp.                       1,072,234
                                              -------------
                                                  2,489,605
                                              -------------


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            HOUSEHOLD PRODUCTS -- 0.3%
     3,790  Kimberly-Clark Corp.              $     247,714
     7,926  Procter & Gamble (The) Co.              487,370
                                              -------------
                                                    735,084
                                              -------------
            INDEPENDENT POWER PRODUCERS &
               ENERGY TRADERS -- 0.5%
    19,772  AES (The) Corp. (b)                     243,393
    40,997  NRG Energy, Inc. (b)                  1,005,247
                                              -------------
                                                  1,248,640
                                              -------------
            INDUSTRIAL CONGLOMERATES -- 0.7%
     2,659  3M Co.                                  231,705
     9,506  Danaher Corp.                           466,840
    13,357  General Electric Co.                    239,224
    20,393  Tyco International Ltd.                 903,206
                                              -------------
                                                  1,840,975
                                              -------------
            INSURANCE -- 3.7%
    15,308  ACE Ltd.                              1,025,330
     5,398  Aflac, Inc.                             248,632
    16,510  Allstate (The) Corp.                    457,657
    34,372  American International Group,
               Inc. (b)                             986,476
     6,947  Assurant, Inc.                          247,452
    16,093  Chubb (The) Corp.                     1,005,491
    17,265  Cincinnati Financial Corp.              471,852
    38,218  Hartford Financial Services Group
               (The), Inc.                          895,066
    26,526  Lincoln National Corp.                  702,939
     5,986  Loews Corp.                             238,662
     8,283  Principal Financial Group, Inc.         228,859
    23,568  Progressive (The) Corp.                 463,818
     7,924  Prudential Financial, Inc.              464,980
    17,681  Torchmark Corp.                         714,136
    21,581  Travelers (The) Cos., Inc.            1,189,761
    29,668  Unum Group                              723,602
                                              -------------
                                                 10,064,713
                                              -------------
            INTERNET & CATALOG RETAIL -- 1.9%
     6,161  Amazon.com, Inc. (b)                  1,370,946
    43,453  Expedia, Inc.                         1,377,025
     4,797  Netflix, Inc. (b)                     1,275,954
     1,966  priceline.com, Inc. (b)               1,057,020
                                              -------------
                                                  5,080,945
                                              -------------
            INTERNET SOFTWARE & SERVICES -- 0.5%
    15,616  eBay, Inc. (b)                          511,424
    67,007  Yahoo!, Inc. (b)                        877,792
                                              -------------
                                                  1,389,216
                                              -------------
            IT SERVICES -- 2.6%
     4,785  Automatic Data Processing, Inc.         246,380
    33,187  Computer Sciences Corp.               1,170,837
    16,368  Fidelity National Information
               Services, Inc.                       491,367
     4,025  Fiserv, Inc. (b)                        242,949


                       See Notes to Financial Statements                 Page 71

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            IT SERVICES (Continued)
     2,935  International Business Machines
               Corp.                          $     533,730
     3,341  MasterCard, Inc., Class A             1,013,158
    59,913  SAIC, Inc. (b)                          960,406
    20,923  Teradata Corp. (b)                    1,149,928
    40,683  Total System Services, Inc.             757,111
     5,980  Visa, Inc., Class A                     511,529
                                              -------------
                                                  7,077,395
                                              -------------
            LEISURE EQUIPMENT & PRODUCTS --
               0.2%
    18,331  Mattel, Inc.                            488,704
                                              -------------
            LIFE SCIENCES TOOLS & SERVICES
               -- 0.9%
    24,651  Agilent Technologies, Inc. (b)        1,039,286
     9,368  PerkinElmer, Inc.                       229,141
     7,831  Thermo Fisher Scientific, Inc. (b)      470,565
     7,896  Waters Corp. (b)                        693,980
                                              -------------
                                                  2,432,972
                                              -------------
            MACHINERY -- 2.5%
     9,466  Caterpillar, Inc.                       935,146
     4,867  Cummins, Inc.                           510,451
     3,058  Deere & Co.                             240,084
    18,578  Dover Corp.                           1,123,412
     9,797  Eaton Corp.                             469,766
     8,918  Illinois Tool Works, Inc.               444,116
     2,649  Joy Global, Inc.                        248,794
     4,936  PACCAR, Inc.                            211,310
     8,957  Pall Corp.                              444,088
     8,427  Parker Hannifin Corp.                   665,902
    16,135  Snap-on, Inc.                           917,436
    10,487  Stanley Black & Decker, Inc.            689,730
                                              -------------
                                                  6,900,235
                                              -------------
            MEDIA -- 3.8%
    29,839  Cablevision Systems Corp., Class A      726,878
     8,845  CBS Corp., Class B                      242,088
    29,833  Comcast Corp., Class A                  716,589
    24,785  DIRECTV, Class A (b)                  1,256,104
    87,974  Gannett Co., Inc.                     1,122,548
    80,627  Interpublic Group of Cos. (The),
               Inc.                                 790,951
    18,031  McGraw-Hill (The) Cos., Inc.            750,089
    28,475  News Corp., Class A                     456,169
     5,230  Omnicom Group, Inc.                     245,392
    12,915  Time Warner Cable, Inc.                 946,799
    20,786  Time Warner, Inc.                       730,836
    14,823  Viacom, Inc., Class B                   717,730
    12,909  Walt Disney (The) Co.                   498,545
     3,012  Washington Post (The) Co., Class B    1,211,727
                                              -------------
                                                 10,412,445
                                              -------------
            METALS & MINING -- 1.0%
    47,659  Alcoa, Inc.                             702,017
    11,912  Allegheny Technologies, Inc.            693,159
    10,897  Cliffs Natural Resources, Inc.          978,769


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            METALS & MINING (Continued)
     4,766  Freeport-McMoRan Copper &
               Gold, Inc.                     $     252,408
     5,469  United States Steel Corp.               218,705
                                              -------------
                                                  2,845,058
                                              -------------
            MULTILINE RETAIL -- 2.9%
    38,003  Big Lots, Inc. (b)                    1,323,645
    14,386  Family Dollar Stores, Inc.              764,040
    21,880  J. C. Penney Co., Inc.                  673,029
    25,195  Kohl's Corp.                          1,378,418
    43,082  Macy's, Inc.                          1,243,777
    21,467  Nordstrom, Inc.                       1,076,785
     7,059  Sears Holdings Corp. (b)                491,801
    21,480  Target Corp.                          1,106,005
                                              -------------
                                                  8,057,500
                                              -------------
            MULTI-UTILITIES -- 4.6%
    26,211  Ameren Corp.                            755,401
    26,042  CenterPoint Energy, Inc.                509,902
    38,389  CMS Energy Corp.                        734,765
    14,202  Consolidated Edison, Inc.               747,025
    20,877  Dominion Resources, Inc.              1,011,491
    20,145  DTE Energy Co.                        1,004,027
    19,444  Integrys Energy Group, Inc.             976,283
    49,770  NiSource, Inc.                        1,001,870
    23,976  PG&E Corp.                              993,326
    30,877  Public Service Enterprise Group,
               Inc.                               1,011,222
    25,602  SCANA Corp.                           1,003,342
    19,061  Sempra Energy                           966,202
    40,011  TECO Energy, Inc.                       741,404
    16,070  Wisconsin Energy Corp.                  492,546
    31,103  Xcel Energy, Inc.                       746,472
                                              -------------
                                                 12,695,278
                                              -------------
            OFFICE ELECTRONICS -- 0.3%
    96,816  Xerox Corp.                             903,293
                                              -------------
            OIL, GAS & CONSUMABLE FUELS --
               6.2%
     3,282  Anadarko Petroleum Corp.                270,962
    10,211  Apache Corp.                          1,263,305
    11,398  Cabot Oil & Gas Corp.                   844,364
    16,973  Chesapeake Energy Corp.                 583,023
    12,246  Chevron Corp.                         1,273,829
    16,756  ConocoPhillips                        1,206,264
     9,594  Devon Energy Corp.                      755,048
    37,420  El Paso Corp.                           768,981
     9,598  EQT Corp.                               609,281
    12,382  Exxon Mobil Corp.                       987,960
    16,847  Hess Corp.                            1,155,030
    39,391  Marathon Oil Corp.                    1,219,939
    19,183  Murphy Oil Corp.                      1,231,932
     2,816  Noble Energy, Inc.                      280,699
     7,269  Occidental Petroleum Corp.              713,670
    12,042  QEP Resources, Inc.                     527,801
     9,196  Spectra Energy Corp.                    248,476
    12,086  Sunoco, Inc.                            491,296


Page 72                See Notes to Financial Statements

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            OIL, GAS & CONSUMABLE FUELS
               (Continued)
    54,988  Tesoro Corp. (b)                  $   1,335,658
    49,265  Valero Energy Corp.                   1,237,537
                                              -------------
                                                 17,005,055
                                              -------------
            PAPER & FOREST PRODUCTS -- 0.4%
    33,795  International Paper Co.               1,003,712
                                              -------------
            PERSONAL PRODUCTS -- 0.5%
    11,975  Estee Lauder (The) Cos., Inc.,
               Class A                            1,256,297
                                              -------------
            PHARMACEUTICALS -- 2.1%
     4,790  Abbott Laboratories                     245,823
     9,079  Allergan, Inc.                          738,214
    17,398  Bristol-Myers Squibb Co.                498,627
    32,023  Forest Laboratories, Inc. (b)         1,186,772
     7,572  Johnson & Johnson                       490,590
     7,140  Merck & Co., Inc.                       243,688
    30,641  Mylan, Inc. (b)                         698,002
    24,464  Pfizer, Inc.                            470,687
    18,329  Watson Pharmaceuticals, Inc. (b)      1,230,426
                                              -------------
                                                  5,802,829
                                              -------------
            PROFESSIONAL SERVICES -- 0.2%
    14,511  Equifax, Inc.                           498,598
                                              -------------
            REAL ESTATE INVESTMENT TRUSTS --
               1.3%
     1,960  AvalonBay Communities, Inc.             263,013
     4,751  Boston Properties, Inc.                 510,067
     8,404  Equity Residential                      519,535
     4,807  Health Care REIT, Inc.                  253,714
     4,330  Simon Property Group, Inc.              521,808
     2,704  Vornado Realty Trust                    252,959
    57,633  Weyerhaeuser Co.                      1,152,084
                                              -------------
                                                  3,473,180
                                              -------------
            REAL ESTATE MANAGEMENT &
               DEVELOPMENT -- 0.3%
    40,136  CB Richard Ellis Group, Inc.,
               Class A (b)                          874,965
                                              -------------
            ROAD & RAIL -- 1.3%
    38,435  CSX Corp.                               944,348
    13,453  Norfolk Southern Corp.                1,018,392
    13,297  Ryder System, Inc.                      748,887
     7,245  Union Pacific Corp.                     742,468
                                              -------------
                                                  3,454,095
                                              -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 3.8%
    27,181  Altera Corp.                          1,111,159
     6,433  Analog Devices, Inc.                    221,295
    96,833  Applied Materials, Inc.               1,192,983
    56,853  Intel Corp.                           1,269,528
    31,118  KLA-Tencor Corp.                      1,239,119
   141,543  LSI Corp. (b)                         1,041,756


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT (Continued)
    88,611  MEMC Electronic Materials,
               Inc. (b)                       $     657,494
    13,294  Microchip Technology, Inc.              448,673
    34,862  Novellus Systems, Inc. (b)            1,082,116
    85,119  Teradyne, Inc. (b)                    1,148,255
    27,632  Xilinx, Inc.                            886,987
                                              -------------
                                                 10,299,365
                                              -------------
            SOFTWARE -- 2.1%
    16,022  Adobe Systems, Inc. (b)                 444,130
    13,823  BMC Software, Inc. (b)                  597,430
    33,089  CA, Inc.                                737,885
    12,595  Citrix Systems, Inc. (b)                907,344
    25,817  Compuware Corp. (b)                     249,392
    42,702  Electronic Arts, Inc. (b)               950,119
     7,659  Oracle Corp.                            234,212
     5,484  Red Hat, Inc. (b)                       230,767
     6,764  Salesforce.com, Inc. (b)                978,818
    25,550  Symantec Corp. (b)                      486,983
                                              -------------
                                                  5,817,080
                                              -------------
            SPECIALTY RETAIL -- 6.2%
    18,830  Abercrombie & Fitch Co., Class A      1,376,850
     3,421  AutoZone, Inc. (b)                      976,524
    21,584  Bed Bath & Beyond, Inc. (b)           1,262,448
    40,109  Best Buy Co., Inc.                    1,107,008
    30,476  CarMax, Inc. (b)                        974,318
    47,238  GameStop Corp., Class A (b)           1,113,872
    69,604  Gap (The), Inc.                       1,342,661
     6,956  Home Depot (The), Inc.                  242,973
    32,766  Limited Brands, Inc.                  1,240,521
    43,235  Lowe's Cos., Inc.                       933,011
    11,540  O'Reilly Automotive, Inc. (b)           686,630
    94,644  RadioShack Corp.                      1,317,445
    15,719  Ross Stores, Inc.                     1,191,029
    63,781  Staples, Inc.                         1,024,323
    16,042  Tiffany & Co.                         1,276,783
    14,394  TJX (The) Cos., Inc.                    795,988
                                              -------------
                                                 16,862,384
                                              -------------
            TEXTILES, APPAREL & LUXURY
               GOODS -- 1.6%
    19,704  Coach, Inc.                           1,272,090
     5,600  NIKE, Inc., Class B                     504,840
     9,497  Polo Ralph Lauren Corp.               1,282,760
    11,603  VF Corp.                              1,355,230
                                              -------------
                                                  4,414,920
                                              -------------
            TOBACCO -- 0.5%
     9,257  Lorillard, Inc.                         983,278
     3,778  Philip Morris International, Inc.       268,880
     6,798  Reynolds American, Inc.                 239,290
                                              -------------
                                                  1,491,448
                                              -------------

                       See Notes to Financial Statements                 Page 73

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            TRADING COMPANIES & DISTRIBUTORS
               -- 0.8%
    28,001  Fastenal Co.                      $     942,234
     8,195  W.W. Grainger, Inc.                   1,215,892
                                              -------------
                                                  2,158,126
                                              -------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 0.6%
    73,197  MetroPCS Communications, Inc. (b)     1,191,647
   140,238  Sprint Nextel Corp. (b)                 593,207
                                              -------------
                                                  1,784,854
                                              -------------
            TOTAL COMMON STOCKS -- 99.4%        272,375,061
              (Cost $272,224,940)

            MONEY MARKET FUND -- 0.6%
 1,579,421  Morgan Stanley Institutional Treasury
              Money Market Fund - 0.01% (c)       1,579,421
             (Cost $1,579,421)                -------------

            TOTAL INVESTMENTS -- 100.0%         273,954,482
              (Cost $273,804,361) (d)
            NET OTHER ASSETS AND
              LIABILITIES -- 0.0%                   (93,089)
                                              -------------
            NET ASSETS -- 100.0%              $ 273,861,393
                                              -------------

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c)   Represents annualized 7-day yield at July 31, 2011.

(d) Aggregate cost for federal income tax purposes is $276,032,652. As of July 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $9,906,417 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $11,984,587.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1     LEVEL 2       LEVEL 3
-----------------------------------------------------------
Common Stocks*        $272,375,061  $      --     $      --
Money Market Fund        1,579,421         --            --
                      -------------------------------------
Total Investments     $273,954,482  $      --     $      --
                      =====================================

* See Portfolio of Investments for industry breakout.


Page 74                See Notes to Financial Statements

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS (a)
JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS -- 100.0%
            AEROSPACE & DEFENSE -- 1.3%
    26,075  Alliant Techsystems, Inc.         $   1,700,872
    36,464  BE Aerospace, Inc. (b)                1,451,267
    32,350  Huntington Ingalls Industries,
               Inc. (b)                           1,083,078
                                              -------------
                                                  4,235,217
                                              -------------
            AIR FREIGHT & LOGISTICS -- 0.3%
    56,682  UTI Worldwide, Inc.                     916,548
                                              -------------
            AIRLINES -- 0.9%
    27,169  Alaska Air Group, Inc. (b)            1,660,569
   243,953  JetBlue Airways Corp. (b)             1,168,535
                                              -------------
                                                  2,829,104
                                              -------------
            AUTO COMPONENTS -- 0.7%
    18,416  BorgWarner, Inc. (b)                  1,466,282
    24,615  Gentex Corp.                            697,589
                                              -------------
                                                  2,163,871
                                              -------------
            AUTOMOBILES -- 0.3%
    38,699  Thor Industries, Inc.                   957,026
                                              -------------
            BEVERAGES -- 0.6%
    22,979  Hansen Natural Corp. (b)              1,760,651
                                              -------------
            BIOTECHNOLOGY -- 0.5%
    28,622  Vertex Pharmaceuticals, Inc. (b)      1,484,337
                                              -------------
            CAPITAL MARKETS -- 1.0%
     7,333  Affiliated Managers Group, Inc. (b)     765,052
   145,747  Apollo Investment Corp.               1,396,256
    11,572  Raymond James Financial, Inc.           367,527
    16,525  SEI Investments Co.                     326,865
    10,236  Waddell & Reed Financial, Inc.,
               Class A                              375,661
                                              -------------
                                                  3,231,361
                                              -------------
            CHEMICALS -- 4.7%
    26,882  Albemarle Corp.                       1,789,803
    28,786  Ashland, Inc.                         1,762,855
    46,652  Cabot Corp.                           1,824,093
    13,013  Cytec Industries, Inc.                  728,728
    11,081  Lubrizol (The) Corp.                  1,491,503
    22,448  Minerals Technologies, Inc.           1,454,181
    10,895  NewMarket Corp.                       1,786,998
    82,089  Olin Corp.                            1,716,481
    16,158  RPM International, Inc.                 340,611
     7,252  Scotts Miracle-Gro (The) Co.,
               Class A                              365,936
    30,107  Sensient Technologies Corp.           1,117,572
    20,632  Valspar (The) Corp.                     678,174
                                              -------------
                                                 15,056,935
                                              -------------
            COMMERCIAL BANKS -- 1.8%
    18,405  East West Bancorp, Inc.                 341,597
    22,530  FirstMerit Corp.                        329,163
    34,738  Fulton Financial Corp.                  352,591


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMERCIAL BANKS (Continued)
    88,950  International Bancshares Corp.    $   1,496,139
     8,487  Prosperity Bancshares, Inc.             352,465
    18,692  SVB Financial Group (b)               1,140,586
    53,915  TCF Financial Corp.                     685,799
    15,892  Trustmark Corp.                         346,286
    35,395  Webster Financial Corp.                 722,766
                                              -------------
                                                  5,767,392
                                              -------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 2.5%
    24,941  Brink's (The) Co.                       744,239
    36,028  Clean Harbors, Inc. (b)               1,900,477
    15,964  Copart, Inc. (b)                        693,636
    68,737  Corrections Corp. of America (b)      1,475,096
    45,170  Deluxe Corp.                          1,063,302
    41,000  Herman Miller, Inc.                     943,410
    18,257  Rollins, Inc.                           348,526
    23,447  Waste Connections, Inc.                 755,931
                                              -------------
                                                  7,924,617
                                              -------------
            COMMUNICATIONS EQUIPMENT -- 1.2%
     9,608  ADTRAN, Inc.                            317,929
    20,239  Ciena Corp. (b)                         312,895
    20,369  Plantronics, Inc.                       697,638
    57,855  Polycom, Inc. (b)                     1,563,821
    37,588  Riverbed Technology, Inc. (b)         1,076,144
                                              -------------
                                                  3,968,427
                                              -------------
            CONSTRUCTION & ENGINEERING --
               1.1%
    54,429  Aecom Technology Corp. (b)            1,346,574
     9,872  KBR, Inc.                               351,937
    41,574  URS Corp. (b)                         1,697,466
                                              -------------
                                                  3,395,977
                                              -------------
            CONTAINERS & PACKAGING -- 2.3%
    14,216  AptarGroup, Inc.                        725,727
    22,881  Greif, Inc., Class A                  1,396,885
    53,164  Packaging Corp. of America            1,417,884
    22,432  Rock-Tenn Co., Class A                1,378,671
    27,243  Silgan Holdings, Inc.                 1,056,483
    31,404  Sonoco Products Co.                   1,006,498
    12,510  Temple-Inland, Inc.                     375,550
                                              -------------
                                                  7,357,698
                                              -------------
            DISTRIBUTORS -- 0.4%
    57,037  LKQ Corp. (b)                         1,401,399
                                              -------------
            DIVERSIFIED CONSUMER SERVICES --
               2.1%
    87,947  Career Education Corp. (b)            1,995,518
     9,511  ITT Educational Services, Inc. (b)      814,807
    18,531  Matthews International Corp.,
               Class A                              670,637
    97,132  Regis Corp.                           1,442,410
   127,404  Service Corp. International           1,333,920


                       See Notes to Financial Statements                 Page 75

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            DIVERSIFIED CONSUMER SERVICES
               (Continued)
     8,554  Sotheby's                         $     362,262
                                              -------------
                                                  6,619,554
                                              -------------
            DIVERSIFIED FINANCIAL SERVICES
               -- 0.1%
     9,874  MSCI, Inc., Class A (b)                 350,428
                                              -------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 0.2%
    36,243  tw telecom, Inc. (b)                    715,799
                                              -------------
            ELECTRIC UTILITIES -- 3.0%
    32,024  Cleco Corp.                           1,111,873
    37,006  DPL, Inc.                             1,119,432
    89,732  Great Plains Energy, Inc.             1,809,894
    30,923  Hawaiian Electric Industries, Inc.      723,598
    47,093  IDACORP, Inc.                         1,846,517
    96,942  NV Energy, Inc.                       1,438,619
    55,301  Westar Energy, Inc.                   1,427,319
                                              -------------
                                                  9,477,252
                                              -------------
            ELECTRICAL EQUIPMENT -- 1.4%
     6,672  Acuity Brands, Inc.                     324,860
    33,141  AMETEK, Inc.                          1,408,493
    11,454  Hubbell, Inc., Class B                  681,169
    16,713  Regal-Beloit Corp.                    1,013,309
    13,818  Thomas & Betts Corp. (b)                674,042
    10,672  Woodward, Inc.                          368,184
                                              -------------
                                                  4,470,057
                                              -------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 3.2%
    44,824  Arrow Electronics, Inc. (b)           1,557,634
    58,348  Avnet, Inc. (b)                       1,709,596
   102,541  Ingram Micro, Inc., Class A (b)       1,902,136
    30,898  Itron, Inc. (b)                       1,329,850
    12,530  National Instruments Corp.              323,775
    38,044  Tech Data Corp. (b)                   1,775,513
   123,676  Vishay Intertechnology, Inc. (b)      1,703,019
                                              -------------
                                                 10,301,523
                                              -------------
            ENERGY EQUIPMENT & SERVICES --
               3.4%
     8,430  Atwood Oceanics, Inc. (b)               393,681
    11,415  CARBO Ceramics, Inc.                  1,781,539
    56,282  Exterran Holdings, Inc. (b)           1,040,091
    44,929  Helix Energy Solutions Group,
               Inc. (b)                             879,710
     9,185  Oceaneering International, Inc.         396,792
    23,275  Oil States International, Inc. (b)    1,878,293
    35,309  Patterson-UTI Energy, Inc.            1,148,602
    20,033  Superior Energy Services, Inc. (b)      831,169
    20,742  Tidewater, Inc.                       1,127,120
    24,425  Unit Corp. (b)                        1,465,744
                                              -------------
                                                 10,942,741
                                              -------------


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            FOOD & STAPLES RETAILING -- 0.6%
    14,777  BJ's Wholesale Club, Inc. (b)     $     744,022
    25,633  Ruddick Corp.                         1,074,023
                                              -------------
                                                  1,818,045
                                              -------------
            FOOD PRODUCTS -- 2.7%
    33,649  Corn Products International, Inc.     1,712,398
    50,640  Flowers Foods, Inc.                   1,110,029
    20,837  Green Mountain Coffee Roasters,
               Inc. (b)                           2,166,006
    12,231  Lancaster Colony Corp.                  735,450
    12,891  Ralcorp Holdings, Inc. (b)            1,115,071
    85,055  Smithfield Foods, Inc. (b)            1,872,911
                                              -------------
                                                  8,711,865
                                              -------------
            GAS UTILITIES -- 2.0%
    27,418  AGL Resources, Inc.                   1,118,654
    44,753  Atmos Energy Corp.                    1,496,093
     5,108  National Fuel Gas Co.                   369,717
    42,015  Questar Corp.                           774,336
    46,666  UGI Corp.                             1,413,980
    28,996  WGL Holdings, Inc.                    1,125,335
                                              -------------
                                                  6,298,115
                                              -------------
            HEALTH CARE EQUIPMENT & SUPPLIES
               -- 2.1%
    18,777  Cooper (The) Cos., Inc.               1,436,253
    10,763  Gen-Probe, Inc. (b)                     651,700
    32,323  Hill-Rom Holdings, Inc.               1,205,325
    36,438  Immucor, Inc. (b)                       965,607
    19,369  Kinetic Concepts, Inc. (b)            1,296,561
    12,185  Teleflex, Inc.                          733,902
    11,338  Thoratec Corp. (b)                      381,977
                                              -------------
                                                  6,671,325
                                              -------------
            HEALTH CARE PROVIDERS & SERVICES
               -- 4.4%
    33,322  Catalyst Health Solutions, Inc. (b)   2,183,591
    72,433  Community Health Systems, Inc. (b)    1,871,669
   103,534  Health Management Associates,
               Inc., Class A (b)                    983,573
    15,588  Henry Schein, Inc. (b)                1,035,978
    86,636  Kindred Healthcare, Inc. (b)          1,632,222
    47,601  LifePoint Hospitals, Inc. (b)         1,765,997
    10,306  MEDNAX, Inc. (b)                        702,457
    10,788  Owens & Minor, Inc.                     329,034
    28,876  Universal Health Services, Inc.,
               Class B                            1,433,405
    35,099  VCA Antech, Inc. (b)                    685,834
    36,179  WellCare Health Plans, Inc. (b)       1,586,449
                                              -------------
                                                 14,210,209
                                              -------------
            HOTELS, RESTAURANTS & LEISURE --
               2.2%
    42,556  Bob Evans Farms, Inc.                 1,469,884
   171,048  Boyd Gaming Corp. (b)                 1,494,960
    30,421  Brinker International, Inc.             730,712
    11,857  Cheesecake Factory (The), Inc. (b)      341,837


Page 76                See Notes to Financial Statements

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            HOTELS, RESTAURANTS & LEISURE
               (Continued)
    39,284  International Speedway Corp.,
               Class A                        $   1,098,773
     9,323  Life Time Fitness, Inc. (b)             389,329
     8,879  Panera Bread Co., Class A (b)         1,023,838
    73,375  Wendy's (The) Co.                       386,686
                                              -------------
                                                  6,936,019
                                              -------------
            HOUSEHOLD DURABLES -- 1.5%
    77,378  American Greetings Corp., Class A     1,715,470
    24,808  Mohawk Industries, Inc. (b)           1,290,760
       514  NVR, Inc. (b)                           349,566
    22,062  Tupperware Brands Corp.               1,378,655
                                              -------------
                                                  4,734,451
                                              -------------
            HOUSEHOLD PRODUCTS -- 0.4%
     9,176  Church & Dwight Co., Inc.               370,160
    10,283  Energizer Holdings, Inc. (b)            829,221
                                              -------------
                                                  1,199,381
                                              -------------
            INDUSTRIAL CONGLOMERATES -- 0.1%
     7,554  Carlisle Cos., Inc.                     326,559
                                              -------------
            INSURANCE -- 5.3%
    52,121  American Financial Group, Inc.        1,771,072
    43,377  Aspen Insurance Holdings Ltd.         1,123,464
    14,501  Brown & Brown, Inc.                     316,267
     9,103  Everest Re Group, Ltd.                  747,538
   118,178  Fidelity National Financial, Inc.,
               Class A                            1,926,301
    71,312  First American Financial Corp.        1,140,279
    29,595  Hanover Insurance Group, Inc.         1,071,635
    35,428  HCC Insurance Holdings, Inc.          1,067,446
    28,261  Mercury General Corp.                 1,049,614
    64,336  Protective Life Corp.                 1,367,783
    24,453  Reinsurance Group of America, Inc.    1,423,409
    35,274  StanCorp Financial Group, Inc.        1,173,213
     7,593  Transatlantic Holdings, Inc.            388,838
    50,154  Unitrin, Inc.                         1,412,838
    34,404  W. R. Berkley Corp.                   1,059,299
                                              -------------
                                                 17,038,996
                                              -------------
            INTERNET SOFTWARE & SERVICES --
               1.3%
    14,732  Equinix, Inc. (b)                     1,539,052
    34,816  Rackspace Hosting, Inc. (b)           1,392,640
    67,236  ValueClick, Inc. (b)                  1,214,282
                                              -------------
                                                  4,145,974
                                              -------------
            IT SERVICES -- 2.6%
    28,379  Acxiom Corp. (b)                        389,927
    19,775  Alliance Data Systems Corp. (b)       1,944,674
    15,458  Broadridge Financial Solutions,
               Inc.                                 356,461
    44,527  CoreLogic, Inc. (b)                     702,636
    28,185  DST Systems, Inc.                     1,442,790
    27,700  Gartner, Inc. (b)                     1,022,407


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            IT SERVICES (Continued)
    14,589  Global Payments, Inc.             $     691,665
    41,876  ManTech International Corp.,
               Class A                            1,708,541
                                              -------------
                                                  8,259,101
                                              -------------
            LEISURE EQUIPMENT & PRODUCTS --
               0.6%
    16,729  Polaris Industries, Inc.              1,983,223
                                              -------------
            LIFE SCIENCES TOOLS & SERVICES
               -- 1.0%
     6,232  Bio-Rad Laboratories, Inc.,
               Class A (b)                          679,288
     9,152  Charles River Laboratories
               International, Inc. (b)              361,962
     6,269  Covance, Inc. (b)                       358,900
     4,414  Mettler-Toledo International,
               Inc. (b)                             683,331
    13,860  Pharmaceutical Product
               Development, Inc.                    399,584
     8,926  Techne Corp.                            676,502
                                              -------------
                                                  3,159,567
                                              -------------
            MACHINERY -- 5.5%
    22,611  AGCO Corp. (b)                        1,072,214
    22,589  Crane Co.                             1,046,323
    12,264  Donaldson Co., Inc.                     679,180
    17,707  Gardner Denver, Inc.                  1,510,230
    36,716  Graco, Inc.                           1,612,934
    11,412  Harsco Corp.                            312,803
    32,458  IDEX Corp.                            1,346,358
    35,257  Kennametal, Inc.                      1,390,184
    20,755  Lincoln Electric Holdings, Inc.         710,236
    20,349  Nordson Corp.                         1,038,409
    64,277  Oshkosh Corp. (b)                     1,595,355
     9,216  Pentair, Inc.                           339,241
    13,501  SPX Corp.                             1,015,815
    29,526  Timken (The) Co.                      1,289,400
    21,331  Trinity Industries, Inc.                635,451
     7,717  Valmont Industries, Inc.                751,250
    16,983  Wabtec Corp.                          1,095,743
                                              -------------
                                                 17,441,126
                                              -------------
            MARINE -- 0.2%
    13,128  Kirby Corp. (b)                         765,625
                                              -------------
            MEDIA -- 2.1%
   229,079  Harte-Hanks, Inc.                     1,871,575
     7,151  John Wiley & Sons, Inc., Class A        357,979
    59,756  Meredith Corp.                        1,783,717
   127,988  New York Times (The) Co.,
               Class A (b)                        1,098,137
    55,943  Scholastic Corp.                      1,606,683
                                              -------------
                                                  6,718,091
                                              -------------
            METALS & MINING -- 1.5%
    32,246  Carpenter Technology Corp.            1,852,210
    22,478  Reliance Steel & Aluminum Co.         1,056,691


                       See Notes to Financial Statements                 Page 77

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            METALS & MINING (Continued)
    68,680  Steel Dynamics, Inc.              $   1,072,781
    32,208  Worthington Industries, Inc.            675,402
                                              -------------
                                                  4,657,084
                                              -------------
            MULTILINE RETAIL -- 1.1%
    55,143  99 Cents Only Stores (b)              1,089,074
    27,920  Dollar Tree, Inc. (b)                 1,849,142
    66,610  Saks, Inc. (b)                          715,391
                                              -------------
                                                  3,653,607
                                              -------------
            MULTI-UTILITIES -- 2.0%
    36,600  Alliant Energy Corp.                  1,442,406
    49,452  Black Hills Corp.                     1,477,626
    66,140  MDU Resources Group, Inc.             1,425,978
     8,089  NSTAR                                   358,585
    14,786  OGE Energy Corp.                        739,892
    40,059  Vectren Corp.                         1,057,958
                                              -------------
                                                  6,502,445
                                              -------------
            OFFICE ELECTRONICS -- 0.3%
    26,469  Zebra Technologies Corp.,
               Class A (b)                        1,058,760
                                              -------------
            OIL, GAS & CONSUMABLE FUELS --
               2.9%
    41,864  Arch Coal, Inc.                       1,071,718
    24,081  Bill Barrett Corp. (b)                1,198,271
    12,410  Cimarex Energy Co.                    1,093,569
    25,843  Comstock Resources, Inc. (b)            824,392
    26,339  Energen Corp.                         1,548,997
    27,857  Forest Oil Corp. (b)                    724,282
    33,427  Patriot Coal Corp. (b)                  632,105
    19,516  Plains Exploration & Production
               Co. (b)                              761,319
    15,187  SM Energy Co.                         1,144,340
     9,269  Southern Union Co.                      398,567
                                              -------------
                                                  9,397,560
                                              -------------
            PAPER & FOREST PRODUCTS -- 0.5%
    19,638  Domtar Corp.                          1,570,058
                                              -------------
            PHARMACEUTICALS -- 1.4%
    37,044  Endo Pharmaceuticals Holdings,
               Inc. (b)                           1,379,889
    38,983  Medicis Pharmaceutical Corp.,
               Class A                            1,449,388
    16,938  Perrigo Co.                           1,529,671
                                              -------------
                                                  4,358,948
                                              -------------
            PROFESSIONAL SERVICES -- 1.2%
    25,570  Corporate Executive Board (The) Co.   1,039,421
    19,612  FTI Consulting, Inc. (b)                711,719
    16,915  Korn/Ferry International (b)            364,349
    28,306  Towers Watson & Co., Class A          1,730,912
                                              -------------
                                                  3,846,401
                                              -------------

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            REAL ESTATE INVESTMENT TRUSTS
               -- 1.6%
     7,459  BRE Properties, Inc.              $     391,448
    11,698  Camden Property Trust                   784,585
    26,554  Duke Realty Corp.                       372,818
     2,752  Essex Property Trust, Inc.              386,271
     6,953  Macerich (The) Co.                      369,413
    17,076  Rayonier, Inc.                        1,100,548
    13,468  SL Green Realty Corp.                 1,104,646
    12,567  Taubman Centers, Inc.                   752,763
                                              -------------
                                                  5,262,492
                                              -------------
            REAL ESTATE MANAGEMENT &
               DEVELOPMENT -- 0.2%
     7,889  Jones Lang LaSalle, Inc.                671,512
                                              -------------
            ROAD & RAIL -- 1.6%
    31,601  J.B. Hunt Transport Services, Inc.    1,429,629
    25,081  Kansas City Southern (b)              1,488,557
    24,009  Landstar System, Inc.                 1,076,804
    44,552  Werner Enterprises, Inc.              1,049,200
                                              -------------
                                                  5,044,190
                                              -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 3.9%
   105,766  Atmel Corp. (b)                       1,279,769
    70,390  Cypress Semiconductor Corp. (b)       1,448,626
   111,316  Fairchild Semiconductor
               International, Inc. (b)            1,670,853
   189,323  Integrated Device Technology,
               Inc. (b)                           1,294,969
    66,506  International Rectifier Corp. (b)     1,708,539
    42,010  Lam Research Corp. (b)                1,717,369
    68,038  Semtech Corp. (b)                     1,585,286
    30,276  Varian Semiconductor Equipment
               Associates, Inc. (b)               1,838,964
                                              -------------
                                                 12,544,375
                                              -------------
            SOFTWARE -- 3.0%
    33,051  ACI Worldwide, Inc. (b)               1,195,124
   140,921  Cadence Design Systems, Inc. (b)      1,455,714
     3,633  FactSet Research Systems, Inc.          334,563
    12,319  Fair Isaac Corp.                        366,490
    31,834  Informatica Corp. (b)                 1,627,673
    29,040  Mentor Graphics Corp. (b)               331,927
    14,968  MICROS Systems, Inc. (b)                732,983
    16,226  Parametric Technology Corp. (b)         337,339
     6,488  Rovi Corp. (b)                          343,669
    12,575  Solera Holdings, Inc.                   702,691
    28,942  Synopsys, Inc. (b)                      693,740
    51,277  TIBCO Software, Inc. (b)              1,335,253
                                              -------------
                                                  9,457,166
                                              -------------
            SPECIALTY RETAIL -- 5.5%
    65,822  Aaron's, Inc.                         1,659,373
   145,891  American Eagle Outfitters, Inc.       1,917,008
    14,252  Ann, Inc. (b)                           369,697
    54,628  Ascena Retail Group, Inc. (b)         1,765,577


Page 78                See Notes to Financial Statements

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            SPECIALTY RETAIL (Continued)
    67,315  Barnes & Noble, Inc.              $   1,171,281
    97,711  Chico's FAS, Inc.                     1,474,459
   126,624  Collective Brands, Inc. (b)           1,491,631
    19,348  Dick's Sporting Goods, Inc. (b)         715,876
    46,972  Foot Locker, Inc.                     1,020,701
     8,843  Guess?, Inc.                            337,095
     4,654  J. Crew Group, Inc. (b) (c)                   -
    88,155  Office Depot, Inc. (b)                  333,226
    32,797  PetSmart, Inc.                        1,410,927
    60,865  Rent-A-Center, Inc.                   1,646,398
    27,814  Tractor Supply Co.                    1,833,499
    10,198  Williams-Sonoma, Inc.                   377,530
                                              -------------
                                                 17,524,278
                                              -------------
            TEXTILES, APPAREL & LUXURY GOODS
               -- 3.2%
    12,664  Deckers Outdoor Corp. (b)             1,256,902
    15,798  Fossil, Inc. (b)                      1,985,335
    39,092  Hanesbrands, Inc. (b)                 1,192,697
    22,732  PVH Corp.                             1,626,474
    43,286  Timberland (The) Co., Class A (b)     1,852,208
    24,063  Under Armour, Inc., Class A (b)       1,766,465
     7,120  Warnaco Group (The), Inc. (b)           379,496
                                              -------------
                                                 10,059,577
                                              -------------
            THRIFTS & MORTGAGE FINANCE --
               0.5%
    58,174  Astoria Financial Corp.                 677,727
    28,185  First Niagara Financial Group, Inc.     345,266
    49,634  New York Community Bancorp, Inc.        671,548
                                              -------------
                                                  1,694,541
                                              -------------
            TOBACCO -- 0.6%
    49,379  Universal Corp.                       1,813,197
                                              -------------
            TRADING COMPANIES & DISTRIBUTORS
               -- 0.9%
    30,068  GATX Corp.                            1,185,581
     5,610  MSC Industrial Direct Co., Inc.,
               Class A                              346,586
    29,295  United Rentals, Inc. (b)                674,078
    10,946  Watsco, Inc.                            647,784
                                              -------------
                                                  2,854,029
                                              -------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 0.5%
    59,849  Telephone and Data Systems, Inc.      1,697,318
                                              -------------
            TOTAL COMMON STOCKS -- 100.0%       319,413,124
              (Cost $322,609,755)

            MONEY MARKET FUND -- 0.1%
   288,774  Morgan Stanley Institutional Treasury
              Money Market Fund - 0.01% (d)         288,774
             (Cost $288,774)                  -------------


            DESCRIPTION                               VALUE
-----------------------------------------------------------

            TOTAL INVESTMENTS -- 100.1%       $ 319,701,898
              (Cost $322,898,529) (e)
            NET OTHER ASSETS AND
              LIABILITIES -- (0.1)%                (210,407)
                                              -------------
            NET ASSETS -- 100.0%              $ 319,491,491
                                              -------------

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with the Investment Company Act of 1940, as amended.

(d)   Represents annualized 7-day yield at July 31, 2011.

(e) Aggregate cost for federal income tax purposes is $325,243,156. As of July 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $10,581,339 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $16,122,597.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1     LEVEL 2       LEVEL 3
-----------------------------------------------------------
Common Stocks*        $319,413,124  $      --     $      --
Money Market Fund          288,774         --            --
                      -------------------------------------
Total Investments     $319,701,898  $      --     $      --
                      =====================================

* See Portfolio of Investments for industry breakout.


                       See Notes to Financial Statements                 Page 79

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS (a)
JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS -- 99.9%
            AEROSPACE & DEFENSE -- 1.8%
     6,679  AAR Corp.                         $     195,962
     7,678  Aerovironment, Inc. (b)                 221,357
     6,961  Ceradyne, Inc. (b)                      225,606
     3,548  Cubic Corp.                             172,220
    13,974  Curtiss-Wright Corp.                    446,609
     3,552  Esterline Technologies Corp. (b)        271,266
     6,236  Moog, Inc., Class A (b)                 255,364
    10,738  Orbital Sciences Corp. (b)              185,982
     3,583  Teledyne Technologies, Inc. (b)         194,306
                                              -------------
                                                  2,168,672
                                              -------------
            AIR FREIGHT & LOGISTICS -- 0.4%
     8,032  Forward Air Corp.                       250,277
     7,207  Hub Group, Inc., Class A (b)            255,704
                                              -------------
                                                    505,981
                                              -------------
            AIRLINES -- 0.5%
     3,655  Allegiant Travel Co. (b)                157,275
    29,947  SkyWest, Inc.                           385,118
                                              -------------
                                                    542,393
                                              -------------
            AUTO COMPONENTS -- 1.0%
    10,979  Drew Industries, Inc.                   233,853
    50,112  Spartan Motors, Inc.                    230,515
    23,761  Standard Motor Products, Inc.           337,406
    20,399  Superior Industries International,
               Inc.                                 412,876
                                              -------------
                                                  1,214,650
                                              -------------
            AUTOMOBILES -- 0.1%
    18,675  Winnebago Industries, Inc. (b)          156,683
                                              -------------
            BIOTECHNOLOGY -- 0.7%
    14,475  ArQule, Inc. (b)                         81,060
    10,055  Cubist Pharmaceuticals, Inc. (b)        341,568
     4,012  Emergent Biosolutions, Inc. (b)          82,848
     6,381  Regeneron Pharmaceuticals, Inc. (b)     338,576
                                              -------------
                                                    844,052
                                              -------------
            BUILDING PRODUCTS -- 0.8%
     2,139  A.O. Smith Corp.                         88,704
     8,285  AAON, Inc.                              187,904
     8,975  Griffon Corp. (b)                        84,814
     7,943  NCI Building Systems, Inc. (b)           89,676
     5,520  Quanex Building Products Corp.           86,498
    15,059  Universal Forest Products, Inc.         443,789
                                              -------------
                                                    981,385
                                              -------------
            CAPITAL MARKETS -- 1.1%
    12,461  Calamos Asset Management, Inc.,
               Class A                              169,719
    25,811  Investment Technology Group,
               Inc. (b)                             314,120
    12,561  Piper Jaffray Cos. (b)                  370,298
    44,610  Prospect Capital Corp.                  414,873
                                              -------------
                                                  1,269,010
                                              -------------

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            CHEMICALS -- 3.8%
    10,743  A. Schulman, Inc.                 $     237,957
     6,975  American Vanguard Corp.                  95,278
    10,507  Arch Chemicals, Inc.                    495,090
     8,266  Balchem Corp.                           361,803
    15,965  Calgon Carbon Corp. (b)                 237,719
    14,819  H.B. Fuller Co.                         338,762
     2,498  Hawkins, Inc.                            85,981
     7,155  Koppers Holdings, Inc.                  264,878
    10,539  LSB Industries, Inc. (b)                418,820
    11,131  OM Group, Inc. (b)                      403,833
    29,240  PolyOne Corp.                           453,220
     8,414  Quaker Chemical Corp.                   341,104
     5,089  Stepan Co.                              403,558
    24,183  STR Holdings, Inc. (b)                  332,758
                                              -------------
                                                  4,470,761
                                              -------------
            COMMERCIAL BANKS -- 2.6%
     3,476  Bank of the Ozarks, Inc.                180,578
     2,739  City Holding Co.                         85,649
     5,254  Columbia Banking System, Inc.            92,523
     7,299  Community Bank System, Inc.             183,643
     8,741  F.N.B. Corp.                             87,410
    47,283  First Commonwealth Financial Corp.      243,035
     5,421  First Financial Bancorp                  86,790
     6,711  Glacier Bancorp, Inc.                    88,183
     6,893  Independent Bank Corp.                  183,009
    11,408  National Penn Bancshares, Inc.           91,720
     8,176  NBT Bancorp, Inc.                       180,199
     8,377  Old National Bancorp                     85,446
     6,556  PrivateBancorp, Inc.                     77,295
     9,704  S&T Bancorp, Inc.                       184,570
     4,745  Signature Bank (b)                      280,714
    10,545  Simmons First National Corp.,
               Class A                              254,767
    11,276  Susquehanna Bancshares, Inc.             84,908
     4,598  Tompkins Financial Corp.                185,759
     2,154  UMB Financial Corp.                      89,391
     3,686  United Bankshares, Inc.                  87,948
     5,606  Wintrust Financial Corp.                191,613
                                              -------------
                                                  3,025,150
                                              -------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 2.7%
     7,752  ABM Industries, Inc.                    174,420
     4,939  Consolidated Graphics, Inc. (b)         254,803
    10,687  G&K Services, Inc., Class A             364,106
     7,857  Geo Group (The), Inc. (b)               163,426
     5,567  Healthcare Services Group, Inc.          87,346
    18,682  Interface, Inc., Class A                299,286
     4,269  Mobile Mini, Inc. (b)                    90,119
    57,270  Standard Register (The) Co.             171,810
    21,010  Sykes Enterprises, Inc. (b)             405,493
    12,027  Tetra Tech, Inc. (b)                    264,594
     8,026  UniFirst Corp.                          440,226
     5,092  United Stationers, Inc.                 163,402
    12,140  Viad Corp.                              251,662
                                              -------------
                                                  3,130,693
                                              -------------

Page 80                See Notes to Financial Statements

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            COMMUNICATIONS EQUIPMENT -- 2.2%
    15,585  Arris Group, Inc. (b)             $     187,020
    20,855  Bel Fuse, Inc., Class B                 396,662
    14,466  Black Box Corp.                         412,136
    16,132  Comtech Telecommunications Corp.        434,757
     2,823  DG Fastchannel, Inc. (b)                 79,778
    13,918  Digi International, Inc. (b)            198,888
     2,744  EMS Technologies, Inc. (b)               90,223
    12,513  Harmonic, Inc. (b)                       67,946
    10,346  NETGEAR, Inc. (b)                       340,487
     9,712  Oplink Communications, Inc. (b)         163,939
     9,880  Tekelec (b)                              77,558
     4,169  ViaSat, Inc. (b)                        187,313
                                              -------------
                                                  2,636,707
                                              -------------
            COMPUTERS & PERIPHERALS -- 0.6%
    44,304  Intevac, Inc. (b)                       403,167
    22,491  Super Micro Computer, Inc. (b)          316,898
                                              -------------
                                                    720,065
                                              -------------
            CONSTRUCTION & ENGINEERING -- 0.5%
     8,527  Comfort Systems USA, Inc.                89,022
    11,073  Dycom Industries, Inc. (b)              188,684
    17,257  Insituform Technologies, Inc.,
               Class A (b)                          346,003
                                              -------------
                                                    623,709
                                              -------------
            CONSUMER FINANCE -- 1.3%
     7,817  Cash America International, Inc.        437,440
    12,715  EZCORP, Inc., Class A (b)               423,155
     8,618  First Cash Financial Services,
               Inc. (b)                             372,901
     4,128  World Acceptance Corp. (b)              263,036
                                              -------------
                                                  1,496,532
                                              -------------
            DISTRIBUTORS -- 0.4%
    59,657  Audiovox Corp., Class A (b)             428,934
                                              -------------
            DIVERSIFIED CONSUMER SERVICES
               -- 0.6%
     4,065  American Public Education,
               Inc. (b)                             185,242
     4,976  Coinstar, Inc. (b)                      243,127
    11,476  Hillenbrand, Inc.                       251,210
     4,563  Universal Technical Institute,
               Inc. (b)                              78,940
                                              -------------
                                                    758,519
                                              -------------
            DIVERSIFIED FINANCIAL SERVICES
               -- 0.2%
     2,134  Portfolio Recovery Associates,
               Inc. (b)                             172,705
                                              -------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 0.7%
     4,717  Atlantic Tele-Network, Inc.             178,161
     6,838  Cbeyond, Inc. (b)                        76,791


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            DIVERSIFIED TELECOMMUNICATION
               SERVICES (Continued)
    22,486  General Communication, Inc.,
               Class A (b)                    $     255,216
    20,774  Neutral Tandem, Inc. (b)                318,465
                                              -------------
                                                    828,633
                                              -------------
            ELECTRIC UTILITIES -- 1.1%
     6,613  ALLETE, Inc.                            266,173
     5,005  Central Vermont Public Service
               Corp.                                175,626
     8,403  El Paso Electric Co.                    281,080
     8,365  UIL Holdings Corp.                      267,095
     9,666  Unisource Energy Corp.                  355,902
                                              -------------
                                                  1,345,876
                                              -------------
            ELECTRICAL EQUIPMENT -- 1.4%
     5,926  AZZ, Inc.                               296,478
     5,190  Belden, Inc.                            191,251
     8,466  Brady Corp., Class A                    250,593
    11,173  Encore Wire Corp.                       245,918
    14,136  II-VI, Inc. (b)                         353,824
     2,479  Powell Industries, Inc. (b)              95,541
    11,156  Vicor Corp. (b)                         156,965
                                              -------------
                                                  1,590,570
                                              -------------

            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 6.2%
     1,385  Anixter International, Inc.              86,452
    27,415  Benchmark Electronics, Inc. (b)         401,630
    33,466  Brightpoint, Inc. (b)                   304,206
     5,060  Checkpoint Systems, Inc. (b)             79,442
    12,767  Cognex Corp.                            433,440
    46,778  CTS Corp.                               459,828
     8,385  Daktronics, Inc.                         83,263
    23,438  Electro Scientific Industries,
               Inc. (b) 450,244
    10,327  FARO Technologies, Inc. (b)             420,928
    11,845  FEI Co. (b)                             391,359
    20,433  Insight Enterprises, Inc. (b)           343,887
     6,163  Littelfuse, Inc.                        314,868
     9,686  Mercury Computer Systems, Inc. (b)      162,628
    23,377  Methode Electronics, Inc.               247,329
     4,326  MTS Systems Corp.                       170,488
    19,916  Newport Corp. (b)                       309,495
     8,416  OSI Systems, Inc. (b)                   347,497
     9,710  Park Electrochemical Corp.              254,013
    10,396  Plexus Corp. (b)                        306,786
    20,406  Pulse Electronics Corp.                  85,297
    12,373  RadiSys Corp. (b)                        98,241
     5,298  Rofin-Sinar Technologies, Inc. (b)      166,251
     9,791  Rogers Corp. (b)                        474,668
     4,828  ScanSource, Inc. (b)                    178,394
    14,228  SYNNEX Corp. (b)                        402,937
    22,523  TTM Technologies, Inc. (b)              311,943
                                              -------------
                                                  7,285,514
                                              -------------

                       See Notes to Financial Statements                 Page 81

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            ENERGY EQUIPMENT & SERVICES --
               1.9%
    14,374  Basic Energy Services, Inc. (b)   $     465,574
     8,866  Bristow Group, Inc.                     429,824
    13,159  Hornbeck Offshore Services,
               Inc. (b)                             366,346
     9,563  ION Geophysical Corp. (b)                96,969
     4,205  Lufkin Industries, Inc.                 342,623
     5,936  Pioneer Drilling Co. (b)                 96,579
     4,525  SEACOR Holdings, Inc.                   454,129
                                              -------------
                                                  2,252,044
                                              -------------
            FOOD & STAPLES RETAILING -- 1.3%
     8,565  Andersons (The), Inc.                   352,107
     2,056  Casey's General Stores, Inc.             92,520
    12,632  Nash Finch Co.                          452,226
    18,475  Spartan Stores, Inc.                    326,268
     8,456  United Natural Foods, Inc. (b)          353,038
                                              -------------
                                                  1,576,159
                                              -------------
            FOOD PRODUCTS -- 2.8%
    17,550  B&G Foods, Inc., Class A                329,765
     4,296  Calavo Growers, Inc.                     88,798
    14,153  Cal-Maine Foods, Inc.                   478,513
    25,556  Darling International, Inc. (b)         431,385
     5,925  Diamond Foods, Inc.                     424,171
    10,848  Hain Celestial Group (The),
               Inc. (b)                             350,716
     5,444  J & J Snack Foods Corp.                 281,400
     1,893  Sanderson Farms, Inc.                    87,494
    14,104  Seneca Foods Corp., Class A (b)         365,294
    12,548  Snyders-Lance, Inc.                     256,105
     3,313  TreeHouse Foods, Inc. (b)               171,083
                                              -------------
                                                  3,264,724
                                              -------------
            GAS UTILITIES -- 0.8%
     7,174  Laclede Group (The), Inc.               267,232
     4,009  Northwest Natural Gas Co.               178,841
     2,990  Piedmont Natural Gas Co., Inc.           87,218
     1,666  South Jersey Industries, Inc.            84,133
     9,345  Southwest Gas Corp.                     348,475
                                              -------------
                                                    965,899
                                              -------------
            HEALTH CARE EQUIPMENT & SUPPLIES
               -- 3.0%
     3,320  Abaxis, Inc. (b)                         78,750
    11,904  Align Technology, Inc. (b)              261,769
     1,720  Analogic Corp.                           92,519
    13,448  Cantel Medical Corp.                    335,259
     6,353  CONMED Corp. (b)                        165,178
    16,155  CryoLife, Inc. (b)                       93,214
    13,493  Greatbatch, Inc. (b)                    336,246
     6,211  ICU Medical, Inc. (b)                   263,843
     1,892  Integra LifeSciences Holdings (b)        85,272
     2,726  Invacare Corp.                           81,726
    20,138  Merit Medical Systems, Inc. (b)         315,563
     5,972  Natus Medical, Inc. (b)                  68,857
     6,003  Neogen Corp. (b)                        248,284


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            HEALTH CARE EQUIPMENT &
               SUPPLIES (Continued)
    40,224  Symmetry Medical, Inc. (b)        $     387,357
     4,123  West Pharmaceutical Services, Inc.      180,876
     7,959  Zoll Medical Corp. (b)                  554,424
                                              -------------
                                                  3,549,137
                                              -------------
            HEALTH CARE PROVIDERS & SERVICES
               -- 5.1%
     6,052  Air Methods Corp. (b)                   424,245
    16,986  Amedisys, Inc. (b)                      439,258
     6,419  AMERIGROUP Corp. (b)                    353,045
    10,387  AmSurg Corp. (b)                        264,142
     4,329  Bio-Reference Laboratories,
               Inc. (b)                              86,320
     2,546  Centene Corp. (b)                        83,534
     1,381  Chemed Corp.                             83,979
     1,929  CorVel Corp. (b)                         89,023
    11,908  Ensign Group (The), Inc.                338,187
    21,716  Gentiva Health Services, Inc. (b)       390,671
     9,810  Healthspring, Inc. (b)                  402,602
    29,799  Healthways, Inc. (b)                    444,899
     2,354  HMS Holdings Corp. (b)                  177,962
     7,807  IPC Hospitalist (The) Co. (b)           353,111
    19,616  LHC Group, Inc. (b)                     446,853
     6,611  Magellan Health Services, Inc. (b)      344,433
    10,008  Molina Healthcare, Inc. (b)             226,681
     5,600  MWI Veterinary Supply, Inc. (b)         498,736
    28,276  PharMerica Corp. (b)                    361,085
     9,690  PSS World Medical, Inc. (b)             231,882
                                              -------------
                                                  6,040,648
                                              -------------
            HEALTH CARE TECHNOLOGY -- 0.6%
     4,275  Computer Programs & Systems, Inc.       313,785
     5,803  Omnicell, Inc. (b)                       99,290
     3,109  Quality Systems, Inc.                   284,038
                                              -------------
                                                    697,113
                                              -------------
            HOTELS, RESTAURANTS & LEISURE --
               4.6%
       231  Biglari Holdings, Inc. (b)               85,047
     8,639  BJ's Restaurants, Inc. (b)              400,590
     6,822  Buffalo Wild Wings, Inc. (b)            433,402
     2,256  CEC Entertainment, Inc.                  87,307
     1,835  Cracker Barrel Old Country Store,
               Inc.                                  82,777
     3,462  DineEquity, Inc. (b)                    180,370
    11,914  Jack in the Box, Inc. (b)               270,686
    45,784  Marcus (The) Corp.                      443,189
    34,662  Monarch Casino & Resort, Inc. (b)       400,346
    99,416  Multimedia Games, Inc. (b)              431,466
    37,128  O'Charley's, Inc. (b)                   226,110
    10,880  Papa John's International, Inc. (b)     339,565
     4,704  Peet's Coffee & Tea, Inc. (b)           274,714
    24,287  Pinnacle Entertainment, Inc. (b)        350,461
     4,974  Red Robin Gourmet Burgers,
               Inc. (b)                             171,205
    41,838  Ruby Tuesday, Inc. (b)                  380,307


Page 82                See Notes to Financial Statements

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            HOTELS, RESTAURANTS & LEISURE
               (Continued)
    48,235  Ruth's Hospitality Group,
               Inc. (b)                       $     277,351
    19,283  Shuffle Master, Inc. (b)                179,718
    17,021  Sonic Corp. (b)                         182,125
    10,289  Texas Roadhouse, Inc.                   169,974
                                              -------------
                                                  5,366,710
                                              -------------
            HOUSEHOLD DURABLES -- 0.8%
     3,594  Blyth, Inc.                             227,356
    13,100  Helen of Troy Ltd. (b)                  422,475
    27,498  La-Z-Boy, Inc. (b)                      241,158
     3,571  Universal Electronics, Inc. (b)          83,597
                                              -------------
                                                    974,586
                                              -------------
            HOUSEHOLD PRODUCTS -- 0.4%
    35,653  Central Garden & Pet Co.,
               Class A (b)                          312,320
     2,311  WD-40 Co.                               101,222
                                              -------------
                                                    413,542
                                              -------------
            INDUSTRIAL CONGLOMERATES -- 0.6%
    11,764  Standex International Corp.             378,683
    19,662  Tredegar Corp.                          374,758
                                              -------------
                                                    753,441
                                              -------------
            INSURANCE -- 4.5%
     7,999  AMERISAFE, Inc. (b)                     172,059
    12,389  Delphi Financial Group, Inc.,
               Class A                              333,512
     6,772  eHealth, Inc. (b)                        87,697
    10,789  Employers Holdings, Inc.                160,325
    23,182  Horace Mann Educators Corp.             337,530
     8,276  Infinity Property & Casualty Corp.      419,345
    36,516  Meadowbrook Insurance Group, Inc.       343,250
    39,198  National Financial Partners
               Corp. (b)                            444,113
     3,850  Navigators Group (The), Inc. (b)        181,489
    34,559  Presidential Life Corp.                 392,590
     6,442  ProAssurance Corp. (b)                  448,685
     4,383  RLI Corp.                               276,786
     6,436  Safety Insurance Group, Inc.            261,302
    22,176  Selective Insurance Group, Inc.         363,465
    35,973  Stewart Information Services Corp.      381,314
    18,934  Tower Group, Inc.                       432,831
    15,579  United Fire & Casualty Co.              267,180
                                              -------------
                                                  5,303,473
                                              -------------
            INTERNET & CATALOG RETAIL -- 0.4%
     8,244  HSN, Inc. (b)                           269,496
    12,869  Nutrisystem, Inc.                       192,263
                                              -------------
                                                    461,759
                                              -------------
            INTERNET SOFTWARE & SERVICES --
               2.1%
     6,986  comScore, Inc. (b)                      152,365
     7,862  DealerTrack Holdings, Inc. (b)          182,320
    29,759  InfoSpace, Inc. (b)                     283,603

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            INTERNET SOFTWARE & SERVICES
               (Continued)
    19,159  Liquidity Services, Inc. (b)      $     463,265
    25,592  LivePerson, Inc. (b)                    315,038
     2,346  LogMeIn, Inc. (b)                        83,400
    11,169  RightNow Technologies, Inc. (b)         379,076
     6,782  Stamps.com, Inc.                        113,598
    74,794  United Online, Inc.                     446,520
                                              -------------
                                                  2,419,185
                                              -------------
            IT SERVICES -- 1.5%
     5,737  CACI International, Inc.,
               Class A (b)                          338,942
    15,432  Cardtronics, Inc. (b)                   354,627
     4,896  CSG Systems International, Inc. (b)      86,953
     6,561  MAXIMUS, Inc.                           253,451
    15,928  NCI, Inc., Class A (b)                  342,134
     8,557  TeleTech Holdings, Inc. (b)             169,343
     5,198  Wright Express Corp. (b)                255,742
                                              -------------
                                                  1,801,192
                                              -------------
            LEISURE EQUIPMENT & PRODUCTS --
               1.2%
    26,945  Arctic Cat, Inc. (b)                    444,054
    13,304  Brunswick Corp.                         290,426
    24,571  JAKKS Pacific, Inc. (b)                 428,764
     8,243  Sturm, Ruger & Co., Inc.                225,199
                                              -------------
                                                  1,388,443
                                              -------------
            LIFE SCIENCES TOOLS & SERVICES
               -- 0.7%
    97,910  Cambrex Corp. (b)                       431,783
    42,607  eResearchTechnology, Inc. (b)           271,407
     3,840  PAREXEL International Corp. (b)          78,835
                                              -------------
                                                    782,025
                                              -------------
            MACHINERY -- 3.7%
     3,372  Actuant Corp., Class A                   83,322
    10,284  Albany International Corp.,
               Class A                              273,246
     4,893  Astec Industries, Inc. (b)              183,585
     2,446  Badger Meter, Inc.                       89,255
     7,293  Barnes Group, Inc.                      177,585
    18,221  Briggs & Stratton Corp.                 312,308
     5,705  Cascade Corp.                           285,193
     6,337  CIRCOR International, Inc.              274,075
     3,827  CLARCOR, Inc.                           168,618
     7,528  EnPro Industries, Inc. (b)              348,095
     7,375  ESCO Technologies, Inc.                 255,765
     9,365  John Bean Technologies Corp.            165,386
     4,848  Kaydon Corp.                            172,831
     3,945  Lindsay Corp.                           249,719
    22,693  Lydall, Inc. (b)                        274,131
     7,159  Mueller Industries, Inc.                268,677
     8,559  Robbins & Myers, Inc.                   412,886
     2,982  Toro (The) Co.                          160,521
     5,095  Watts Water Technologies, Inc.,
               Class A                              170,835
                                              -------------
                                                  4,326,033
                                              -------------

                       See Notes to Financial Statements                 Page 83

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            MEDIA -- 0.3%
     2,189  Arbitron, Inc.                    $      85,634
    37,312  E.W. Scripps (The) Co.,
               Class A (b)                          321,629
                                              -------------
                                                    407,263
                                              -------------
            METALS & MINING -- 1.5%
     5,447  A.M. Castle & Co. (b)                    94,560
    11,854  AMCOL International Corp.               363,444
    23,123  Century Aluminum Co. (b)                301,061
     1,656  Kaiser Aluminum Corp.                    92,438
     9,788  Materion Corp. (b)                      373,119
     9,830  Olympic Steel, Inc.                     257,054
     9,431  RTI International Metals, Inc. (b)      302,452
                                              -------------
                                                  1,784,128
                                              -------------
            MULTILINE RETAIL -- 0.6%
    25,078  Fred's, Inc., Class A                   330,528
    96,991  Tuesday Morning Corp. (b)               417,061
                                              -------------
                                                    747,589
                                              -------------
            MULTI-UTILITIES -- 0.8%
    14,086  Avista Corp.                            355,108
     3,397  CH Energy Group, Inc.                   173,485
    10,929  NorthWestern Corp.                      349,946
                                              -------------
                                                    878,539
                                              -------------
            OIL, GAS & CONSUMABLE FUELS --
               2.1%
     1,548  Contango Oil & Gas Co. (b)               97,648
    12,068  GeoResources, Inc. (b)                  307,975
     9,141  Gulfport Energy Corp. (b)               333,281
     1,304  HollyFrontier Corp.                      98,309
    27,314  Penn Virginia Corp.                     358,360
     9,074  Petroleum Development Corp. (b)         329,568
    38,548  PetroQuest Energy, Inc. (b)             313,395
     8,905  Stone Energy Corp. (b)                  289,056
     7,260  Swift Energy Co. (b)                    276,606
     2,518  World Fuel Services Corp.                94,752
                                              -------------
                                                  2,498,950
                                              -------------
            PAPER & FOREST PRODUCTS -- 1.7%
    13,413  Buckeye Technologies, Inc.              360,675
     6,625  Clearwater Paper Corp. (b)              501,115
    16,379  KapStone Paper & Packaging
               Corp. (b)                            255,349
    17,005  Neenah Paper, Inc.                      343,331
    66,916  Wausau Paper Corp.                      493,840
                                              -------------
                                                  1,954,310
                                              -------------
            PERSONAL PRODUCTS -- 0.4%
     7,625  Medifast, Inc. (b)                      147,163
    28,183  Prestige Brands Holdings, Inc. (b)      344,396
                                              -------------
                                                    491,559
                                              -------------

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            PHARMACEUTICALS -- 1.0%
     9,381  Hi-Tech Pharmacal Co., Inc. (b) $       265,389
    18,769  Questcor Pharmaceuticals, Inc. (b)      582,777
     2,271  Salix Pharmaceuticals Ltd. (b)           88,069
     9,752  ViroPharma, Inc. (b)                    176,316
                                              -------------
                                                  1,112,551
                                              -------------
            PROFESSIONAL SERVICES -- 1.4%
     4,159  Exponent, Inc. (b)                      173,888
     6,111  Insperity, Inc.                         178,563
    21,932  Kelly Services, Inc., Class A (b)       343,236
    34,497  Navigant Consulting, Inc. (b)           406,030
    29,769  SFN Group, Inc. (b)                     414,385
     6,248  TrueBlue, Inc. (b)                       93,782
                                              -------------
                                                  1,609,884
                                              -------------
            REAL ESTATE INVESTMENT TRUSTS --
               1.5%
     4,450  Acadia Realty Trust                      93,406
     1,937  Entertainment Properties Trust           90,051
     8,483  Extra Space Storage, Inc.               180,349
     7,172  Getty Realty Corp.                      166,390
     1,486  Home Properties, Inc.                    97,363
     4,582  Kilroy Realty Corp.                     176,774
     3,435  LaSalle Hotel Properties                 85,909
    29,727  Lexington Realty Trust                  249,707
     3,252  LTC Properties, Inc.                     88,292
     1,341  Mid-America Apartment
               Communities, Inc.                     94,929
     5,762  Pennsylvania Real Estate
               Investment Trust                      84,125
     8,878  Post Properties, Inc.                   376,427
                                              -------------
                                                  1,783,722
                                              -------------
            ROAD & RAIL -- 0.7%
     3,812  Arkansas Best Corp.                      91,717
    10,926  Heartland Express, Inc.                 167,386
    10,650  Knight Transportation, Inc.             167,631
    12,127  Old Dominion Freight Line, Inc. (b)     449,305
                                              -------------
                                                    876,039
                                              -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 5.7%
    30,584  Advanced Energy Industries, Inc. (b)    324,496
    22,141  ATMI, Inc. (b)                          412,930
    41,652  Brooks Automation, Inc. (b)             396,111
     5,840  Cabot Microelectronics Corp. (b)        225,950
    14,850  CEVA, Inc. (b)                          448,767
    34,504  Cohu, Inc.                              431,990
     5,482  Cymer, Inc. (b)                         241,372
     3,466  Diodes, Inc. (b)                         81,624
     2,923  Hittite Microwave Corp. (b)             163,659
    38,416  Kopin Corp. (b)                         165,189
    40,605  Kulicke & Soffa Industries, Inc. (b)    373,566
     8,826  Microsemi Corp. (b)                     175,196
    17,121  MKS Instruments, Inc.                   427,169
    50,448  Pericom Semiconductor Corp. (b)         412,665
     2,354  Power Integrations, Inc.                 83,543


Page 84                See Notes to Financial Statements

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT (Continued)
    42,111  Rudolph Technologies, Inc. (b)    $     361,733
    47,226  Sigma Designs, Inc. (b)                 403,782
     6,704  Standard Microsystems Corp. (b)         158,617
     8,054  Supertex, Inc. (b)                      156,086
    26,313  Tessera Technologies, Inc. (b)          413,377
     8,878  TriQuint Semiconductor, Inc. (b)         66,763
    14,846  Ultratech, Inc. (b)                     391,192
     5,589  Veeco Instruments, Inc. (b)             222,386
     3,658  Volterra Semiconductor Corp. (b)         94,267
                                              -------------
                                                  6,632,430
                                              -------------
            SOFTWARE -- 3.6%
     3,264  Blackbaud, Inc.                          82,906
    10,984  Bottomline Technologies, Inc. (b)       255,817
     8,141  CommVault Systems, Inc. (b)             315,220
    12,724  EPIQ Systems, Inc.                      164,394
     7,743  Interactive Intelligence Group (b)      294,311
     8,786  JDA Software Group, Inc. (b)            245,657
     5,254  Manhattan Associates, Inc. (b)          195,974
     2,781  MicroStrategy, Inc., Class A (b)        443,208
    12,767  Monotype Imaging Holdings, Inc. (b)     174,908
    12,986  Radiant Systems, Inc. (b)               366,075
     9,132  Sourcefire, Inc. (b)                    224,465
     5,702  Synchronoss Technologies, Inc. (b)      166,784
    29,517  Take-Two Interactive Software,
               Inc. (b)                             398,184
     7,329  Taleo Corp., Class A (b)                242,590
    74,751  THQ, Inc. (b)                           199,211
    10,105  Tyler Technologies, Inc. (b)            257,576
    10,420  Websense, Inc. (b)                      236,326
                                              -------------
                                                  4,263,606
                                              -------------
            SPECIALTY RETAIL -- 7.0%
    57,550  Big 5 Sporting Goods Corp.              474,788
    42,474  Brown Shoe Co., Inc.                    428,987
     4,237  Buckle (The), Inc.                      187,741
    13,329  Cabela's, Inc. (b)                      364,681
     9,424  Cato (The) Corp., Class A               262,176
    10,138  Children's Place Retail Stores
               (The), Inc. (b)                      489,868
    16,910  Finish Line (The), Inc., Class A        360,183
     8,682  Genesco, Inc. (b)                       449,728
     4,394  Group 1 Automotive, Inc.                209,286
    23,580  Haverty Furniture Cos., Inc.            261,502
     8,889  Hibbett Sports, Inc. (b)                348,804
     3,618  JoS. A. Bank Clothiers, Inc. (b)        185,640
     4,609  Lithia Motors, Inc., Class A             95,130
     3,562  Lumber Liquidators Holdings,
               Inc. (b)                              55,959
    13,423  Men's Wearhouse (The), Inc.             440,140
     7,278  Monro Muffler Brake, Inc.               260,261
    46,099  OfficeMax, Inc. (b)                     326,381
    33,108  Pep Boys-Manny, Moe & Jack (The)        355,911
     8,351  Rue21, Inc. (b)                         274,497
    25,158  Select Comfort Corp. (b)                423,158
    24,628  Sonic Automotive, Inc., Class A         385,921


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            SPECIALTY RETAIL (Continued)
    26,846  Stage Stores, Inc.                $     477,859
    46,784  Stein Mart, Inc.                        444,448
     9,855  Vitamin Shoppe, Inc. (b)                429,284
     7,225  Zumiez, Inc. (b)                        191,968
                                              -------------
                                                  8,184,301
                                              -------------
            TEXTILES, APPAREL & LUXURY
               GOODS -- 3.3%
     5,882  Carter's, Inc. (b)                      197,047
    17,567  Crocs, Inc. (b)                         550,374
    14,954  Iconix Brand Group, Inc. (b)            348,877
     9,812  Maidenform Brands, Inc. (b)             253,640
    10,719  Oxford Industries, Inc.                 419,970
    14,332  Perry Ellis International, Inc. (b)     334,939
    31,146  Skechers U.S.A., Inc., Class A (b)      518,581
    12,059  Steven Madden, Ltd. (b)                 459,448
    12,408  True Religion Apparel, Inc. (b)         418,025
     8,641  Wolverine World Wide, Inc.              327,235
                                              -------------
                                                  3,828,136
                                              -------------
            THRIFTS & MORTGAGE FINANCE --
               0.4%
     9,759  Brookline Bancorp, Inc.                  83,440
     6,222  Dime Community Bancshares, Inc.          87,419
    12,635  Provident Financial Services, Inc.      175,121
    36,818  TrustCo Bank Corp. NY                   170,099
                                              -------------
                                                    516,079
                                              -------------
            TRADING COMPANIES & DISTRIBUTORS
               -- 0.4%
     5,081  Applied Industrial Technologies,
               Inc.                                 162,185
     2,551  Kaman Corp.                              90,867
     9,199  Lawson Products, Inc.                   171,745
                                              -------------
                                                    424,797
                                              -------------
            WATER UTILITIES -- 0.2%
     5,220  American States Water Co.               178,472
                                              -------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 0.6%
     8,861  NTELOS Holdings Corp.                   172,081
    29,554  USA Mobility, Inc.                      487,936
                                              -------------
                                                    660,017
                                              -------------
            TOTAL COMMON STOCKS -- 99.9%        117,365,679
              (Cost $117,219,599)

            MONEY MARKET FUND -- 0.1%
   113,498  Morgan Stanley Institutional Treasury
              Money Market Fund - 0.01% (c)         113,498
             (Cost $113,498)                  -------------

            TOTAL INVESTMENTS -- 100.0%         117,479,177
              (Cost $117,333,097) (d)
            NET OTHER ASSETS AND
              LIABILITIES -- 0.0%                    50,459
                                              -------------
            NET ASSETS -- 100.0%              $ 117,529,636
                                              -------------

                       See Notes to Financial Statements                 Page 85

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

JULY 31, 2011

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c)   Represents annualized 7-day yield at July 31, 2011.

(d) Aggregate cost for federal income tax purposes is $118,690,762. As of July 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $6,234,161 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $7,445,746.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1     LEVEL 2       LEVEL 3
-----------------------------------------------------------
Common Stocks*        $117,365,679  $      --     $      --
Money Market Fund          113,498         --            --
                      -------------------------------------
Total Investments     $117,479,177  $      --     $      --
                      =====================================

* See Portfolio of Investments for industry breakout.


Page 86                See Notes to Financial Statements

FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS (a)
JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS -- 99.9%
            AEROSPACE & DEFENSE -- 3.0%
    17,475  General Dynamics Corp.            $   1,190,747
    18,616  L-3 Communications Holdings, Inc.     1,472,898
    23,475  Northrop Grumman Corp.                1,420,472
    26,125  Raytheon Co.                          1,168,571
                                              -------------
                                                  5,252,688
                                              -------------
            AIR FREIGHT & LOGISTICS -- 0.3%
     6,863  FedEx Corp.                             596,257
                                              -------------
            AIRLINES -- 0.5%
    83,342  Southwest Airlines Co.                  830,086
                                              -------------
            BEVERAGES -- 1.6%
    78,197  Constellation Brands, Inc.,
               Class A (b)                        1,594,437
    29,110  Molson Coors Brewing Co., Class B     1,311,405
                                              -------------
                                                  2,905,842
                                              -------------
            BIOTECHNOLOGY -- 1.6%
    22,319  Amgen, Inc. (b)                       1,220,850
    20,379  Cephalon, Inc. (b)                    1,629,097
                                              -------------
                                                  2,849,947
                                              -------------
            CAPITAL MARKETS -- 2.2%
    25,418  Bank of New York Mellon (The)
               Corp.                                638,246
    13,310  Federated Investors, Inc., Class B      284,435
     7,154  Goldman Sachs Group (The), Inc.         965,575
   137,969  Janus Capital Group, Inc.             1,164,458
     9,685  Legg Mason, Inc.                        284,933
    28,301  Morgan Stanley                          629,697
                                              -------------
                                                  3,967,344
                                              -------------
            CHEMICALS -- 0.2%
     8,811  Dow Chemical (The) Co.                  307,240
                                              -------------
            COMMERCIAL BANKS -- 2.3%
    24,884  Fifth Third Bancorp                     314,783
    99,273  Huntington Bancshares, Inc.             600,105
   156,358  KeyCorp                               1,257,118
     3,610  M&T Bank Corp.                          311,326
    15,968  PNC Financial Services Group, Inc.      866,903
    23,207  Wells Fargo & Co.                       648,404
                                              -------------
                                                  3,998,639
                                              -------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 1.9%
    24,638  Avery Dennison Corp.                    777,329
     9,603  Cintas Corp.                            312,578
    48,539  R.R. Donnelley & Sons Co.               913,018
    30,855  Republic Services, Inc.                 895,721
    17,471  Waste Management, Inc.                  550,162
                                              -------------
                                                  3,448,808
                                              -------------

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMUNICATIONS EQUIPMENT -- 2.0%
    83,437  Cisco Systems, Inc.               $   1,332,489
    36,132  Harris Corp.                          1,440,583
   206,461  Tellabs, Inc.                           854,748
                                              -------------
                                                  3,627,820
                                              -------------
            COMPUTERS & PERIPHERALS -- 2.3%
    39,064  Dell, Inc. (b)                          634,399
    44,724  Hewlett-Packard Co.                   1,572,496
    55,642  Lexmark International, Inc.,
               Class A (b)                        1,867,902
                                              -------------
                                                  4,074,797
                                              -------------
            CONSUMER FINANCE -- 0.9%
    25,204  Capital One Financial Corp.           1,204,751
    11,863  Discover Financial Services             303,812
                                              -------------
                                                  1,508,563
                                              -------------
            CONTAINERS & PACKAGING -- 1.3%
    28,175  Bemis Co., Inc.                         890,330
    25,234  Owens-Illinois, Inc. (b)                584,672
    40,005  Sealed Air Corp.                        861,307
                                              -------------
                                                  2,336,309
                                              -------------
            DIVERSIFIED CONSUMER SERVICES --
               0.3%
    40,600  H&R Block, Inc.                         607,376
                                              -------------
            DIVERSIFIED FINANCIAL SERVICES
               -- 3.2%
    15,637  Citigroup, Inc.                         599,523
     1,086  CME Group, Inc.                         314,060
    23,245  JPMorgan Chase & Co.                    940,260
    47,741  Leucadia National Corp.               1,607,439
    51,480  NASDAQ OMX Group (The),
               Inc. (b)                           1,239,124
    27,773  NYSE Euronext                           929,285
                                              -------------
                                                  5,629,691
                                              -------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 2.0%
    51,834  AT&T, Inc.                            1,516,663
    40,266  CenturyLink, Inc.                     1,494,271
    80,697  Frontier Communications Corp.           604,421
                                              -------------
                                                  3,615,355
                                              -------------
            ELECTRIC UTILITIES -- 6.8%
    34,567  American Electric Power Co., Inc.     1,274,140
    50,547  Duke Energy Corp.                       940,174
    33,614  Edison International                  1,279,685
    19,077  Entergy Corp.                         1,274,344
    30,402  Exelon Corp.                          1,339,816
    14,753  FirstEnergy Corp.                       658,721
    16,562  NextEra Energy, Inc.                    915,051
    18,514  Northeast Utilities                     629,476
    48,486  Pepco Holdings, Inc.                    905,718
    21,350  Pinnacle West Capital Corp.             904,172


                       See Notes to Financial Statements                 Page 87

FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            ELECTRIC UTILITIES (Continued)
    34,200  PPL Corp.                         $     954,180
    13,567  Progress Energy, Inc.                   634,122
     7,857  Southern Co.                            310,666
                                              -------------
                                                 12,020,265
                                              -------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 1.3%
    89,702  Corning, Inc.                         1,427,159
    47,120  Jabil Circuit, Inc.                     862,767
                                              -------------
                                                  2,289,926
                                              -------------
            ENERGY EQUIPMENT & SERVICES --
               1.4%
    38,628  Nabors Industries Ltd. (b)            1,020,165
    24,149  Noble Corp.                             890,374
    16,779  Rowan Cos., Inc. (b)                    657,233
                                              -------------
                                                  2,567,772
                                              -------------
            FOOD & STAPLES RETAILING -- 2.7%
    25,325  CVS Caremark Corp.                      920,564
    38,379  Kroger (The) Co.                        954,486
    55,729  Safeway, Inc.                         1,124,054
    10,177  Sysco Corp.                             311,314
    15,337  Walgreen Co.                            598,756
    17,913  Wal-Mart Stores, Inc.                   944,194
                                              -------------
                                                  4,853,368
                                              -------------
            FOOD PRODUCTS -- 2.6%
    53,997  Archer-Daniels-Midland Co.            1,640,429
     9,182  Campbell Soup Co.                       303,465
    53,073  Dean Foods Co. (b)                      584,865
     8,524  General Mills, Inc.                     318,371
     4,152  J.M. Smucker (The) Co.                  323,524
    83,834  Tyson Foods, Inc., Class A            1,472,125
                                              -------------
                                                  4,642,779
                                              -------------
            GAS UTILITIES -- 0.2%
     5,794  Nicor, Inc.                             316,932
                                              -------------
            HEALTH CARE EQUIPMENT & SUPPLIES
               -- 1.9%
     3,681  Becton, Dickinson & Co.                 307,769
   188,488  Boston Scientific Corp. (b)           1,349,574
    11,676  CareFusion Corp. (b)                    308,130
     5,957  Covidien PLC                            302,556
    24,705  Medtronic, Inc.                         890,615
     5,018  Zimmer Holdings, Inc. (b)               301,180
                                              -------------
                                                  3,459,824
                                              -------------
            HEALTH CARE PROVIDERS & SERVICES
               -- 3.0%
    29,544  Aetna, Inc.                           1,225,781
    35,715  Coventry Health Care, Inc. (b)        1,142,880
    11,816  Humana, Inc.                            881,237
    18,453  UnitedHealth Group, Inc.                915,822


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            HEALTH CARE PROVIDERS & SERVICES
               (Continued)
    16,533  WellPoint, Inc.                   $   1,116,804
                                              -------------
                                                  5,282,524
                                              -------------
            HOTELS, RESTAURANTS & LEISURE --
               0.7%
    34,611  Carnival Corp.                        1,152,546
                                              -------------
            HOUSEHOLD DURABLES -- 1.3%
     4,975  Fortune Brands, Inc.                    299,545
    13,011  Leggett & Platt, Inc.                   282,338
    20,102  Newell Rubbermaid, Inc.                 311,983
    20,021  Whirlpool Corp.                       1,386,054
                                              -------------
                                                  2,279,920
                                              -------------
            HOUSEHOLD PRODUCTS -- 0.4%
     4,764  Kimberly-Clark Corp.                    311,375
     4,990  Procter & Gamble (The) Co.              306,835
                                              -------------
                                                    618,210
                                              -------------
            INDEPENDENT POWER PRODUCERS &
               ENERGY TRADERS -- 0.9%
    24,902  AES (The) Corp. (b)                     306,544
    52,985  NRG Energy, Inc. (b)                  1,299,192
                                              -------------
                                                  1,605,736
                                              -------------
            INDUSTRIAL CONGLOMERATES -- 0.3%
     3,348  3M Co.                                  291,745
    16,819  General Electric Co.                    301,228
                                              -------------
                                                    592,973
                                              -------------
            INSURANCE -- 6.0%
    19,788  ACE Ltd.                              1,325,400
    10,390  Allstate (The) Corp.                    288,011
    32,463  American International Group,
               Inc. (b)                             931,688
     8,749  Assurant, Inc.                          311,639
    20,804  Chubb (The) Corp.                     1,299,834
    10,873  Cincinnati Financial Corp.              297,159
    49,391  Hartford Financial Services Group
               (The), Inc.                        1,156,737
    22,855  Lincoln National Corp.                  605,658
     7,540  Loews Corp.                             300,620
    10,432  Principal Financial Group, Inc.         288,236
    14,838  Progressive (The) Corp.                 292,012
    10,240  Prudential Financial, Inc.              600,883
    15,228  Torchmark Corp.                         615,059
    27,888  Travelers (The) Cos., Inc.            1,537,465
    37,353  Unum Group                              911,040
                                              -------------
                                                 10,761,441
                                              -------------
            INTERNET SOFTWARE & SERVICES --
               0.6%
    86,598  Yahoo!, Inc. (b)                      1,134,434
                                              -------------


Page 88                See Notes to Financial Statements

FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            IT SERVICES -- 2.4%
    42,886  Computer Sciences Corp.           $   1,513,018
    10,306  Fidelity National Information
               Services, Inc.                       309,386
     5,068  Fiserv, Inc. (b)                        305,904
    77,434  SAIC, Inc. (b)                        1,241,267
    51,226  Total System Services, Inc.             953,316
                                              -------------
                                                  4,322,891
                                              -------------
            MACHINERY -- 0.7%
    12,660  Eaton Corp.                             607,047
    11,528  Illinois Tool Works, Inc.               574,094
                                              -------------
                                                  1,181,141
                                              -------------
            MEDIA -- 2.7%
   113,692  Gannett Co., Inc.                     1,450,710
    36,793  News Corp., Class A                     589,424
    17,907  Time Warner, Inc.                       629,610
    16,679  Walt Disney (The) Co.                   644,143
     3,888  Washington Post (The) Co., Class B    1,564,142
                                              -------------
                                                  4,878,029
                                              -------------
            METALS & MINING -- 0.5%
    60,011  Alcoa, Inc.                             883,962
                                              -------------
            MULTILINE RETAIL -- 3.3%
    49,112  Big Lots, Inc. (b)                    1,710,571
    18,855  J. C. Penney Co., Inc.                  579,980
    26,045  Kohl's Corp.                          1,424,922
     9,118  Sears Holdings Corp. (b)                635,251
    27,765  Target Corp.                          1,429,620
                                              -------------
                                                  5,780,344
                                              -------------
            MULTI-UTILITIES -- 8.6%
    33,003  Ameren Corp.                            951,146
    16,395  CenterPoint Energy, Inc.                321,014
    48,339  CMS Energy Corp.                        925,208
    17,874  Consolidated Edison, Inc.               940,172
    26,983  Dominion Resources, Inc.              1,307,326
    26,040  DTE Energy Co.                        1,297,834
    25,126  Integrys Energy Group, Inc.           1,261,577
    64,318  NiSource, Inc.                        1,294,721
    22,646  PG&E Corp.                              938,224
    39,906  Public Service Enterprise Group,
               Inc.                               1,306,922
    33,085  SCANA Corp.                           1,296,601
    24,630  Sempra Energy                         1,248,495
    34,473  TECO Energy, Inc.                       638,785
    20,775  Wisconsin Energy Corp.                  636,754
    39,168  Xcel Energy, Inc.                       940,032
                                              -------------
                                                 15,304,811
                                              -------------
            OFFICE ELECTRONICS -- 0.7%
   125,114  Xerox Corp.                           1,167,314
                                              -------------

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            OIL, GAS & CONSUMABLE FUELS
               -- 10.5%
     4,136  Anadarko Petroleum Corp.          $     341,468
    13,196  Apache Corp.                          1,632,609
    21,931  Chesapeake Energy Corp.                 753,330
    15,832  Chevron Corp.                         1,646,845
    21,651  ConocoPhillips                        1,558,656
    12,076  Devon Energy Corp.                      950,381
    16,003  Exxon Mobil Corp.                     1,276,879
    21,776  Hess Corp.                            1,492,963
    50,911  Marathon Oil Corp.                    1,576,714
    24,794  Murphy Oil Corp.                      1,592,271
     9,149  Occidental Petroleum Corp.              898,249
    15,569  QEP Resources, Inc.                     682,389
    11,573  Spectra Energy Corp.                    312,702
    15,612  Sunoco, Inc.                            634,628
    71,060  Tesoro Corp. (b)                      1,726,047
    63,670  Valero Energy Corp.                   1,599,390
                                              -------------
                                                 18,675,521
                                              -------------
            PAPER & FOREST PRODUCTS -- 0.7%
    43,674  International Paper Co.               1,297,118
                                              -------------
            PHARMACEUTICALS -- 1.7%
    10,957  Bristol-Myers Squibb Co.                314,027
    41,385  Forest Laboratories, Inc. (b)         1,533,728
     9,791  Johnson & Johnson                       634,359
    31,611  Pfizer, Inc.                            608,196
                                              -------------
                                                  3,090,310
                                              -------------
            PROFESSIONAL SERVICES -- 0.4%
    18,755  Equifax, Inc.                           644,422
                                              -------------
            REAL ESTATE INVESTMENT TRUSTS
               -- 0.8%
    74,479  Weyerhaeuser Co.                      1,488,835
                                              -------------
            ROAD & RAIL -- 0.4%
    11,452  Ryder System, Inc.                      644,977
                                              -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 4.6%
   125,137  Applied Materials, Inc.               1,541,688
    73,469  Intel Corp.                           1,640,563
    40,219  KLA-Tencor Corp.                      1,601,521
    76,346  MEMC Electronic Materials,
               Inc. (b)                             566,487
    45,049  Novellus Systems, Inc. (b)            1,398,321
   110,005  Teradyne, Inc. (b)                    1,483,967
                                              -------------
                                                  8,232,547
                                              -------------
            SOFTWARE -- 0.8%
    20,706  Adobe Systems, Inc. (b)                 573,971
    41,671  CA, Inc.                                929,263
                                              -------------
                                                  1,503,234
                                              -------------
            SPECIALTY RETAIL -- 5.0%
    51,834  Best Buy Co., Inc.                    1,430,618
    61,044  GameStop Corp., Class A (b)           1,439,418
    89,950  Gap (The), Inc.                       1,735,136


                       See Notes to Financial Statements                 Page 89

FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            SPECIALTY RETAIL (Continued)
     8,760  Home Depot (The), Inc.            $     305,987
    40,833  Lowe's Cos., Inc.                       881,176
   122,320  RadioShack Corp.                      1,702,694
    82,432  Staples, Inc.                         1,323,858
                                              -------------
                                                  8,818,887
                                              -------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 0.4%
   176,584  Sprint Nextel Corp. (b)                 746,950
                                              -------------
            TOTAL COMMON STOCKS -- 99.9%        177,796,705
              (Cost $183,834,034)

            MONEY MARKET FUND -- 0.1%
   256,106  Morgan Stanley Institutional Treasury
              Money Market Fund - 0.01% (c)         256,106
             (Cost $256,106)                  -------------

            TOTAL INVESTMENTS -- 100.0%         178,052,811
              (Cost $184,090,140) (d)
            NET OTHER ASSETS AND
              LIABILITIES -- 0.0%                      (869)
                                              -------------
            NET ASSETS -- 100.0%              $ 178,051,942
                                              -------------

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c)   Represents annualized 7-day yield at July 31, 2011.

(d) Aggregate cost for federal income tax purposes is $186,128,742. As of July 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,809,402 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $10,885,333.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1     LEVEL 2       LEVEL 3
-----------------------------------------------------------
Common Stocks*        $177,796,705  $      --     $      --
Money Market Fund          256,106         --            --
                      -------------------------------------
Total Investments     $178,052,811  $      --     $      --
                      =====================================

* See Portfolio of Investments for industry breakout.


Page 90                See Notes to Financial Statements

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS (a)
JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS -- 100.1%
            AEROSPACE & DEFENSE -- 2.9%
     3,497  Boeing (The) Co.                  $     246,434
     8,347  Goodrich Corp.                          794,133
    13,377  Honeywell International, Inc.           710,319
     8,773  ITT Corp.                               467,952
     6,280  Precision Castparts Corp.             1,013,466
     9,006  United Technologies Corp.               746,057
                                              -------------
                                                  3,978,361
                                              -------------
            AIR FREIGHT & LOGISTICS -- 1.2%
    10,109  C.H. Robinson Worldwide, Inc.           730,982
    15,571  Expeditors International of
               Washington, Inc.                     743,048
     3,544  United Parcel Service, Inc.,
               Class B                              245,316
                                              -------------
                                                  1,719,346
                                              -------------
            AUTOMOBILES -- 0.6%
    19,456  Harley-Davidson, Inc.                   844,196
                                              -------------
            BEVERAGES -- 1.6%
     3,460  Brown-Forman Corp., Class B             254,518
     3,841  Coca-Cola (The) Co.                     261,226
    17,720  Coca-Cola Enterprises, Inc.             498,109
    12,331  Dr. Pepper Snapple Group, Inc.          465,618
    11,317  PepsiCo, Inc.                           724,741
                                              -------------
                                                  2,204,212
                                              -------------
            BIOTECHNOLOGY -- 1.1%
    12,425  Biogen Idec, Inc. (b)                 1,265,735
     4,285  Celgene Corp. (b)                       254,100
                                              -------------
                                                  1,519,835
                                              -------------
            CAPITAL MARKETS -- 1.2%
     8,963  Ameriprise Financial, Inc.              484,898
     1,347  BlackRock, Inc.                         240,386
     7,876  Franklin Resources, Inc.                999,937
                                              -------------
                                                  1,725,221
                                              -------------
            CHEMICALS -- 6.3%
     8,340  Air Products and Chemicals, Inc.        740,008
     7,382  Airgas, Inc.                            507,143
     7,299  CF Industries Holdings, Inc.          1,133,681
    14,747  E.I. du Pont de Nemours & Co.           758,291
    13,015  Eastman Chemical Co.                  1,257,119
     9,171  Ecolab, Inc.                            458,550
     6,010  FMC Corp.                               526,296
    16,096  International Flavors & Fragrances,
               Inc.                                 984,592
     3,565  Monsanto Co.                            261,956
     8,779  PPG Industries, Inc.                    739,192
     7,353  Praxair, Inc.                           762,065
     3,081  Sherwin-Williams (The) Co.              237,761
     7,046  Sigma-Aldrich Corp.                     472,786
                                              -------------
                                                  8,839,440
                                              -------------

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMERCIAL SERVICES & SUPPLIES
               -- 1.0%
    30,333  Iron Mountain, Inc.               $     959,433
     5,801  Stericycle, Inc. (b)                    476,378
                                              -------------
                                                  1,435,811
                                              -------------
            COMMUNICATIONS EQUIPMENT -- 1.3%
     4,689  F5 Networks, Inc. (b)                   438,328
    47,845  JDS Uniphase Corp. (b)                  629,162
    14,036  QUALCOMM, Inc.                          768,892
                                              -------------
                                                  1,836,382
                                              -------------
            COMPUTERS & PERIPHERALS -- 1.3%
       770  Apple, Inc. (b)                         300,669
    37,534  EMC Corp. (b)                           978,887
     9,796  NetApp, Inc. (b)                        465,506
                                              -------------
                                                  1,745,062
                                              -------------
            CONSUMER FINANCE -- 0.7%
    20,002  American Express Co.                  1,000,900
                                              -------------
            CONTAINERS & PACKAGING -- 1.0%
    34,543  Ball Corp.                            1,340,268
                                              -------------
            DIVERSIFIED CONSUMER SERVICES
               -- 0.8%
     5,918  Apollo Group, Inc., Class A (b)         300,812
    13,480  DeVry, Inc.                             837,647
                                              -------------
                                                  1,138,459
                                              -------------
            DIVERSIFIED FINANCIAL SERVICES
               -- 0.9%
    34,642  Moody's Corp.                         1,233,602
                                              -------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 0.2%
    19,947  Windstream Corp.                        243,553
                                              -------------
            ELECTRICAL EQUIPMENT -- 1.0%
    11,918  Rockwell Automation, Inc.               855,236
     6,206  Roper Industries, Inc.                  506,596
                                              -------------
                                                  1,361,832
                                              -------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 1.0%
     4,787  Amphenol Corp., Class A                 234,036
     7,669  FLIR Systems, Inc.                      210,591
    40,126  Molex, Inc.                             942,159
                                              -------------
                                                  1,386,786
                                              -------------
            ENERGY EQUIPMENT & SERVICES --
               3.6%
    18,309  Baker Hughes, Inc.                    1,416,750
     5,140  Cameron International Corp. (b)         287,532
    26,048  Halliburton Co.                       1,425,607
    15,640  Helmerich & Payne, Inc.               1,079,942


                       See Notes to Financial Statements                 Page 91

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            ENERGY EQUIPMENT & SERVICES
               (Continued)
     6,612  National Oilwell Varco, Inc.      $     532,729
     2,991  Schlumberger Ltd.                       270,297
                                              -------------
                                                  5,012,857
                                              -------------
            FOOD & STAPLES RETAILING -- 1.0%
    20,937  Whole Foods Market, Inc.              1,396,498
                                              -------------
            FOOD PRODUCTS -- 3.1%
     4,852  H. J. Heinz Co.                         255,409
     9,095  Hershey (The) Co.                       513,322
    44,565  Hormel Foods Corp.                    1,291,048
    29,352  Kraft Foods, Inc., Class A            1,009,122
     5,215  McCormick & Co., Inc.                   253,710
     7,655  Mead Johnson Nutrition Co.              546,337
    27,227  Sara Lee Corp.                          520,308
                                              -------------
                                                  4,389,256
                                              -------------
            HEALTH CARE EQUIPMENT & SUPPLIES
               -- 1.8%
    13,355  Baxter International, Inc.              776,860
     7,255  C. R. Bard, Inc.                        715,923
     2,965  Edwards Lifesciences Corp. (b)          211,553
     2,143  Intuitive Surgical, Inc. (b)            858,379
                                              -------------
                                                  2,562,715
                                              -------------
            HEALTH CARE PROVIDERS & SERVICES
               -- 3.1%
    24,977  AmerisourceBergen Corp.                 956,869
    25,831  CIGNA Corp.                           1,285,609
     9,203  DaVita, Inc. (b)                        768,819
     9,579  Express Scripts, Inc. (b)               519,757
     5,341  Laboratory Corp. of America
               Holdings (b)                         484,749
     7,860  Patterson Cos., Inc.                    242,402
                                              -------------
                                                  4,258,205
                                              -------------
            HEALTH CARE TECHNOLOGY -- 0.8%
    16,921  Cerner Corp. (b)                      1,125,077
                                              -------------
            HOTELS, RESTAURANTS & LEISURE --
               4.3%
     4,310  Chipotle Mexican Grill, Inc. (b)      1,398,940
     5,196  Darden Restaurants, Inc.                263,957
     3,065  McDonald's Corp.                        265,061
    26,186  Starbucks Corp.                       1,049,797
    30,729  Wyndham Worldwide Corp.               1,062,916
     9,254  Wynn Resorts Ltd.                     1,422,154
     9,361  Yum! Brands, Inc.                       494,448
                                              -------------
                                                  5,957,273
                                              -------------
            HOUSEHOLD DURABLES -- 0.3%
    11,345  Harman International Industries,
               Inc.                                 471,952
                                              -------------

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            INDUSTRIAL CONGLOMERATES -- 1.2%
    15,042  Danaher Corp.                     $     738,713
    20,919  Tyco International Ltd.                 926,502
                                              -------------
                                                  1,665,215
                                              -------------
            INTERNET & CATALOG RETAIL -- 3.8%
     6,496  Amazon.com, Inc. (b)                  1,445,490
    45,825  Expedia, Inc.                         1,452,194
     5,057  Netflix, Inc. (b)                     1,345,112
     2,019  priceline.com, Inc. (b)               1,085,515
                                              -------------
                                                  5,328,311
                                              -------------
            INTERNET SOFTWARE & SERVICES --
               0.4%
    16,023  eBay, Inc. (b)                          524,753
                                              -------------
            IT SERVICES -- 3.0%
     4,908  Automatic Data Processing, Inc.         252,713
     4,647  International Business Machines
               Corp.                                845,057
     3,431  MasterCard, Inc., Class A             1,040,451
    22,067  Teradata Corp. (b)                    1,212,802
     9,461  Visa, Inc., Class A                     809,294
                                              -------------
                                                  4,160,317
                                              -------------
            LEISURE EQUIPMENT & PRODUCTS --
               0.4%
    18,808  Mattel, Inc.                            501,421
                                              -------------
            LIFE SCIENCES TOOLS & SERVICES
               -- 2.2%
    25,993  Agilent Technologies, Inc. (b)        1,095,865
    19,213  PerkinElmer, Inc.                       469,950
    12,378  Thermo Fisher Scientific, Inc. (b)      743,794
     8,326  Waters Corp. (b)                        731,772
                                              -------------
                                                  3,041,381
                                              -------------
            MACHINERY -- 5.0%
     9,713  Caterpillar, Inc.                       959,547
     4,997  Cummins, Inc.                           524,085
     6,271  Deere & Co.                             492,336
    19,594  Dover Corp.                           1,184,849
     5,693  Ingersoll-Rand PLC                      213,032
     5,428  Joy Global, Inc.                        509,798
     5,059  PACCAR, Inc.                            216,576
     9,195  Pall Corp.                              455,888
     8,881  Parker Hannifin Corp.                   701,777
    16,550  Snap-on, Inc.                           941,033
    11,062  Stanley Black & Decker, Inc.            727,548
                                              -------------
                                                  6,926,469
                                              -------------
            MEDIA -- 5.1%
    31,462  Cablevision Systems Corp., Class A      766,414
    40,808  Comcast Corp., Class A                  980,208
    26,140  DIRECTV, Class A (b)                  1,324,775
   106,279  Interpublic Group of Cos. (The),
               Inc.                               1,042,597
    19,019  McGraw-Hill (The) Cos., Inc.            791,191
    10,736  Omnicom Group, Inc.                     503,733
    13,249  Time Warner Cable, Inc.                 971,284


Page 92                See Notes to Financial Statements

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            MEDIA (Continued)
    15,630  Viacom, Inc., Class B             $     756,805
                                              -------------
                                                  7,137,007
                                              -------------
            METALS & MINING -- 1.6%
    12,558  Allegheny Technologies, Inc.            730,750
    11,186  Cliffs Natural Resources, Inc.        1,004,726
     4,886  Freeport-McMoRan Copper &
               Gold, Inc.                           258,763
     5,615  United States Steel Corp.               224,544
                                              -------------
                                                  2,218,783
                                              -------------
            MULTILINE RETAIL -- 2.3%
    15,166  Family Dollar Stores, Inc.              805,466
    45,433  Macy's, Inc.                          1,311,651
    22,030  Nordstrom, Inc.                       1,105,025
                                              -------------
                                                  3,222,142
                                              -------------
            OIL, GAS & CONSUMABLE FUELS --
               1.9%
    12,022  Cabot Oil & Gas Corp.                   890,590
     5,332  CONSOL Energy, Inc.                     285,795
    39,459  El Paso Corp.                           810,882
     9,845  EQT Corp.                               624,961
                                              -------------
                                                  2,612,228
                                              -------------
            PERSONAL PRODUCTS -- 1.0%
    12,629  Estee Lauder (The) Cos., Inc.,
               Class A                            1,324,908
                                              -------------
            PHARMACEUTICALS -- 2.9%
     9,825  Abbott Laboratories                     504,219
     9,575  Allergan, Inc.                          778,543
     6,889  Eli Lilly & Co.                         263,849
     7,325  Merck & Co., Inc.                       250,002
    41,915  Mylan, Inc. (b)                         954,824
    19,328  Watson Pharmaceuticals, Inc. (b)      1,297,489
                                              -------------
                                                  4,048,926
                                              -------------
            REAL ESTATE INVESTMENT TRUSTS --
               2.1%
     2,013  AvalonBay Communities, Inc.             270,125
     7,508  Boston Properties, Inc.                 806,059
     8,618  Equity Residential                      532,765
     4,931  Health Care REIT, Inc.                  260,258
     4,449  Simon Property Group, Inc.              536,149
     5,548  Vornado Realty Trust                    519,015
                                              -------------
                                                  2,924,371
                                              -------------
            REAL ESTATE MANAGEMENT &
               DEVELOPMENT -- 0.6%
    41,180  CB Richard Ellis Group, Inc.,
               Class A (b)                          897,724
                                              -------------

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            ROAD & RAIL -- 2.2%
    39,437  CSX Corp.                         $     968,967
    13,800  Norfolk Southern Corp.                1,044,660
     9,904  Union Pacific Corp.                   1,014,962
                                              -------------
                                                  3,028,589
                                              -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 4.1%
    28,662  Altera Corp.                          1,171,703
     6,606  Analog Devices, Inc.                    227,246
   145,233  LSI Corp. (b)                         1,068,915
    13,639  Microchip Technology, Inc.              460,316
    53,981  National Semiconductor Corp.          1,334,410
     7,875  Texas Instruments, Inc.                 234,281
    36,426  Xilinx, Inc.                          1,169,275
                                              -------------
                                                  5,666,146
                                              -------------
            SOFTWARE -- 3.6%
    14,571  BMC Software, Inc. (b)                  629,759
    12,926  Citrix Systems, Inc. (b)                931,189
    43,816  Electronic Arts, Inc. (b)               974,906
     4,984  Intuit, Inc. (b)                        232,753
    15,710  Oracle Corp.                            480,412
     5,632  Red Hat, Inc. (b)                       236,994
     6,941  Salesforce.com, Inc. (b)              1,004,432
    26,219  Symantec Corp. (b)                      499,734
                                              -------------
                                                  4,990,179
                                              -------------
            SPECIALTY RETAIL -- 7.7%
    19,852  Abercrombie & Fitch Co., Class A      1,451,578
     3,507  AutoZone, Inc. (b)                    1,001,073
    22,760  Bed Bath & Beyond, Inc. (b)           1,331,233
    40,172  CarMax, Inc. (b)                      1,284,299
    34,551  Limited Brands, Inc.                  1,308,101
    15,784  O'Reilly Automotive, Inc. (b)           939,148
    16,582  Ross Stores, Inc.                     1,256,418
    16,919  Tiffany & Co.                         1,346,583
    15,174  TJX (The) Cos., Inc.                    839,122
                                              -------------
                                                 10,757,555
                                              -------------
            TEXTILES, APPAREL & LUXURY GOODS
               -- 3.3%
    20,781  Coach, Inc.                           1,341,621
     5,745  NIKE, Inc., Class B                     517,912
    10,017  Polo Ralph Lauren Corp.               1,352,996
    12,238  VF Corp.                              1,429,399
                                              -------------
                                                  4,641,928
                                              -------------
            TOBACCO -- 1.1%
     9,498  Lorillard, Inc.                       1,008,878
     3,872  Philip Morris International, Inc.       275,570
     6,977  Reynolds American, Inc.                 245,590
                                              -------------
                                                  1,530,038
                                              -------------

                       See Notes to Financial Statements                 Page 93

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            TRADING COMPANIES & DISTRIBUTORS
               -- 1.6%
    28,731  Fastenal Co.                      $     966,798
     8,646  W.W. Grainger, Inc.                   1,282,807
                                              -------------
                                                  2,249,605
                                              -------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 0.9%
    77,193  MetroPCS Communications, Inc. (b)     1,256,702
                                              -------------
            TOTAL COMMON STOCKS -- 100.1%       139,381,797
              (Cost $133,135,776)

            MONEY MARKET FUND -- 0.0%
    50,691  Morgan Stanley Institutional Treasury
              Money Market Fund - 0.01% (c)          50,691
             (Cost $50,691)                   -------------

            TOTAL INVESTMENTS -- 100.1%         139,432,488
              (Cost $133,186,467) (d)
            NET OTHER ASSETS AND
              LIABILITIES -- (0.1)%                (110,020)
                                              -------------
            NET ASSETS -- 100.0%              $ 139,322,468
                                              -------------

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c)   Represents annualized 7-day yield at July 31, 2011.

(d) Aggregate cost for federal income tax purposes is $133,591,908. As of July 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $9,013,193 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,172,613.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2011 is as follows
(see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1     LEVEL 2       LEVEL 3
-----------------------------------------------------------
Common Stocks*        $139,381,797  $      --     $      --
Money Market Fund           50,691         --            --
                      -------------------------------------
Total Investments     $139,432,488  $      --     $      --
                      =====================================

* See Portfolio of Investments for industry breakout.


Page 94                See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS (a)
JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS -- 100.0%
            AEROSPACE & DEFENSE -- 2.5%
       826  AAR Corp.                         $      24,235
     1,859  Alliant Techsystems, Inc.               121,263
       861  Ceradyne, Inc. (b)                       27,905
     1,728  Curtiss-Wright Corp.                     55,227
       439  Esterline Technologies Corp. (b)         33,526
     1,936  General Dynamics Corp.                  131,919
     2,234  Huntington Ingalls Industries,
               Inc. (b)                              74,794
     2,063  L-3 Communications Holdings, Inc.       163,225
       772  Moog, Inc., Class A (b)                  31,613
     2,600  Northrop Grumman Corp.                  157,326
     1,328  Orbital Sciences Corp. (b)               23,001
     2,895  Raytheon Co.                            129,493
       444  Teledyne Technologies, Inc. (b)          24,078
                                              -------------
                                                    997,605
                                              -------------
            AIR FREIGHT & LOGISTICS -- 0.2%
       760  FedEx Corp.                              66,029
                                              -------------
            AIRLINES -- 0.6%
    17,399  JetBlue Airways Corp. (b)                83,341
     3,715  SkyWest, Inc.                            47,775
     9,234  Southwest Airlines Co.                   91,971
                                              -------------
                                                    223,087
                                              -------------
            AUTO COMPONENTS -- 0.4%
     1,357  Drew Industries, Inc.                    28,904
     6,217  Spartan Motors, Inc.                     28,598
     2,938  Standard Motor Products, Inc.            41,720
     2,530  Superior Industries International,
               Inc.  51,207
                                              -------------
                                                    150,429
                                              -------------
            AUTOMOBILES -- 0.2%
     2,673  Thor Industries, Inc.                    66,104
     2,316  Winnebago Industries, Inc. (b)           19,431
                                              -------------
                                                     85,535
                                              -------------
            BEVERAGES -- 0.8%
     8,664  Constellation Brands, Inc.,
               Class A (b)                          176,659
     3,224  Molson Coors Brewing Co., Class B       145,241
                                              -------------
                                                    321,900
                                              -------------
            BIOTECHNOLOGY -- 0.8%
     2,473  Amgen, Inc. (b)                         135,273
     2,258  Cephalon, Inc. (b)                      180,505
                                              -------------
                                                    315,778
                                              -------------
            BUILDING PRODUCTS -- 0.2%
     1,087  Griffon Corp. (b)                        10,272
       669  Quanex Building Products Corp.           10,483
       367  Simpson Manufacturing Co., Inc.          10,386
     1,867  Universal Forest Products, Inc.          55,021
                                              -------------
                                                     86,162
                                              -------------

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            CAPITAL MARKETS -- 1.9%
    10,395  Apollo Investment Corp.           $      99,584
     2,815  Bank of New York Mellon (The)
               Corp.                                 70,685
     1,541  Calamos Asset Management, Inc.,
               Class A                               20,988
     1,473  Federated Investors, Inc., Class B       31,478
       792  Goldman Sachs Group (The), Inc.         106,896
     3,193  Investment Technology Group,
               Inc. (b)                              38,859
    15,286  Janus Capital Group, Inc.               129,014
     1,073  Legg Mason, Inc.                         31,568
     3,136  Morgan Stanley                           69,776
     1,553  Piper Jaffray Cos. (b)                   45,782
     5,535  Prospect Capital Corp.                   51,476
       800  Raymond James Financial, Inc.            25,408
     1,141  SEI Investments Co.                      22,569
                                              -------------
                                                    744,083
                                              -------------
            CHEMICALS -- 2.5%
     1,332  A. Schulman, Inc.                        29,504
       845  American Vanguard Corp.                  11,543
     1,299  Arch Chemicals, Inc.                     61,209
     2,052  Ashland, Inc.                           125,665
     3,326  Cabot Corp.                             130,047
       450  Cytec Industries, Inc.                   25,200
       976  Dow Chemical (The) Co.                   34,033
     1,832  H.B. Fuller Co.                          41,880
     1,600  Minerals Technologies, Inc.             103,648
     5,855  Olin Corp.                              122,428
     1,376  OM Group, Inc. (b)                       49,921
     1,116  RPM International, Inc.                  23,525
       501  Scotts Miracle-Gro (The) Co.,
               Class A                               25,280
     2,079  Sensient Technologies Corp.              77,172
       631  Stepan Co.                               50,038
     2,999  STR Holdings, Inc. (b)                   41,266
     1,472  Valspar (The) Corp.                      48,385
                                              -------------
                                                  1,000,744
                                              -------------
            COMMERCIAL BANKS -- 2.8%
       332  City Holding Co.                         10,382
       637  Columbia Banking System, Inc.            11,218
       902  Community Bank System, Inc.              22,694
       452  Cullen/Frost Bankers, Inc.               24,354
     1,271  East West Bancorp, Inc.                  23,590
     1,059  F.N.B. Corp.                             10,590
     2,756  Fifth Third Bancorp                      34,863
     5,849  First Commonwealth Financial Corp.       30,064
       656  First Financial Bancorp                  10,503
     1,557  FirstMerit Corp.                         22,748
     2,399  Fulton Financial Corp.                   24,350
       813  Glacier Bancorp, Inc.                    10,683
       354  Hancock Holding Co.                      11,664
    10,999  Huntington Bancshares, Inc.              66,489
       853  Independent Bank Corp.                   22,647
     6,344  International Bancshares Corp.          106,706
    17,323  KeyCorp                                 139,277


                       See Notes to Financial Statements                 Page 95

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            COMMERCIAL BANKS (Continued)
       400  M&T Bank Corp.                    $      34,496
     1,010  NBT Bancorp, Inc.                        22,260
     1,015  Old National Bancorp                     10,353
     1,768  PNC Financial Services Group, Inc.       95,985
       794  PrivateBancorp, Inc.                      9,361
       587  Prosperity Bancshares, Inc.              24,378
     1,204  S&T Bancorp, Inc.                        22,900
     1,307  Simmons First National Corp.,
               Class A                               31,577
     1,371  Susquehanna Bancshares, Inc.             10,324
     3,845  TCF Financial Corp.                      48,908
       570  Tompkins Financial Corp.                 23,028
     1,098  Trustmark Corp.                          23,925
       947  Umpqua Holdings Corp.                    10,758
       448  United Bankshares, Inc.                  10,689
     2,525  Webster Financial Corp.                  51,560
     2,570  Wells Fargo & Co.                        71,806
       695  Wintrust Financial Corp.                 23,755
                                              -------------
                                                  1,108,885
                                              -------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 2.2%
       958  ABM Industries, Inc.                     21,555
     2,729  Avery Dennison Corp.                     86,100
     1,778  Brink's (The) Co.                        53,055
     1,063  Cintas Corp.                             34,601
     4,902  Corrections Corp. of America (b)        105,197
     3,121  Deluxe Corp.                             73,468
     1,322  G&K Services, Inc., Class A              45,041
       971  Geo Group (The), Inc. (b)                20,197
       517  Mobile Mini, Inc. (b)                    10,914
     5,378  R.R. Donnelley & Sons Co.               101,160
     3,418  Republic Services, Inc.                  99,224
     7,105  Standard Register (The) Co.              21,315
     1,491  Tetra Tech, Inc. (b)                     32,802
       996  UniFirst Corp.                           54,631
       631  United Stationers, Inc.                  20,249
     1,506  Viad Corp.                               31,219
     1,935  Waste Management, Inc.                   60,933
                                              -------------
                                                    871,661
                                              -------------
            COMMUNICATIONS EQUIPMENT -- 1.7%
     1,927  Arris Group, Inc. (b)                    23,124
     2,580  Bel Fuse, Inc., Class B                  49,072
     1,788  Black Box Corp.                          50,940
     9,244  Cisco Systems, Inc.                     147,627
     1,995  Comtech Telecommunications Corp.         53,765
     1,721  Digi International, Inc. (b)             24,593
       332  EMS Technologies, Inc. (b)               10,916
     4,003  Harris Corp.                            159,600
     1,452  Plantronics, Inc.                        49,731
     1,200  Tekelec (b)                               9,420
    22,875  Tellabs, Inc.                            94,702
                                              -------------
                                                    673,490
                                              -------------

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMPUTERS & PERIPHERALS -- 1.3%
     4,328  Dell, Inc. (b)                    $      70,287
     4,955  Hewlett-Packard Co.                     174,218
     5,480  Intevac, Inc. (b)                        49,868
     6,165  Lexmark International, Inc.,
               Class A (b)                          206,959
                                              -------------
                                                    501,332
                                              -------------
            CONSTRUCTION & ENGINEERING --
               0.7%
     3,882  Aecom Technology Corp. (b)               96,041
     1,033  Comfort Systems USA, Inc.                10,784
     1,369  Dycom Industries, Inc. (b)               23,328
     2,134  Insituform Technologies, Inc.,
               Class A (b)                           42,787
       681  KBR, Inc.                                24,277
     2,371  URS Corp. (b)                            96,808
                                              -------------
                                                    294,025
                                              -------------
            CONSUMER FINANCE -- 0.4%
     2,793  Capital One Financial Corp.             133,505
     1,314  Discover Financial Services              33,652
                                              -------------
                                                    167,157
                                              -------------
            CONTAINERS & PACKAGING -- 1.7%
     1,013  AptarGroup, Inc.                         51,714
     3,122  Bemis Co., Inc.                          98,655
     1,185  Greif, Inc., Class A                     72,344
     2,796  Owens-Illinois, Inc. (b)                 64,783
     3,792  Packaging Corp. of America              101,133
     1,599  Rock-Tenn Co., Class A                   98,275
     4,433  Sealed Air Corp.                         95,442
     2,170  Sonoco Products Co.                      69,549
       864  Temple-Inland, Inc.                      25,937
                                              -------------
                                                    677,832
                                              -------------
            DISTRIBUTORS -- 0.1%
     7,401  Audiovox Corp., Class A (b)              53,213
                                              -------------
            DIVERSIFIED CONSUMER SERVICES --
               0.9%
     6,273  Career Education Corp. (b)              142,334
     4,498  H&R Block, Inc.                          67,290
     1,321  Matthews International Corp.,
               Class A                               47,807
     6,928  Regis Corp.                             102,881
                                              -------------
                                                    360,312
                                              -------------
            DIVERSIFIED FINANCIAL SERVICES --
               1.6%
     1,732  Citigroup, Inc.                          66,405
       120  CME Group, Inc.                          34,703
     2,576  JPMorgan Chase & Co.                    104,199
     5,290  Leucadia National Corp.                 178,114
     5,704  NASDAQ OMX Group (The),
               Inc. (b)                             137,295
     3,076  NYSE Euronext                           102,923
                                              -------------
                                                    623,639
                                              -------------


Page 96                See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 1.0%
     5,743  AT&T, Inc.                        $     168,040
     4,462  CenturyLink, Inc.                       165,585
     8,941  Frontier Communications Corp.            66,968
                                              -------------
                                                    400,593
                                              -------------
            ELECTRIC UTILITIES -- 5.2%
       817  ALLETE, Inc.                             32,884
     3,830  American Electric Power Co., Inc.       141,174
       619  Central Vermont Public Service
               Corp.                                 21,721
     2,212  Cleco Corp.                              76,801
     5,600  Duke Energy Corp.                       104,160
     3,724  Edison International                    141,773
     1,038  El Paso Electric Co.                     34,721
     2,112  Entergy Corp.                           141,082
     3,367  Exelon Corp.                            148,384
     1,633  FirstEnergy Corp.                        72,913
     6,400  Great Plains Energy, Inc.               129,088
     2,205  Hawaiian Electric Industries, Inc.       51,597
     2,687  IDACORP, Inc.                           105,357
     1,834  NextEra Energy, Inc.                    101,328
     2,051  Northeast Utilities                      69,734
     6,914  NV Energy, Inc.                         102,604
     5,372  Pepco Holdings, Inc.                    100,349
     2,364  Pinnacle West Capital Corp.             100,115
     3,789  PPL Corp.                               105,713
     1,503  Progress Energy, Inc.                    70,250
       870  Southern Co.                             34,400
     1,037  UIL Holdings Corp.                       33,111
       899  Unisource Energy Corp.                   33,101
     3,944  Westar Energy, Inc.                     101,795
                                              -------------
                                                  2,054,155
                                              -------------
            ELECTRICAL EQUIPMENT -- 0.5%
       733  AZZ, Inc.                                36,672
     1,047  Brady Corp., Class A                     30,991
     1,385  Encore Wire Corp.                        30,484
       816  Hubbell, Inc., Class B                   48,528
       300  Powell Industries, Inc. (b)              11,562
       794  Regal-Beloit Corp.                       48,140
                                              -------------
                                                    206,377
                                              -------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
              & COMPONENTS -- 3.2%
       168  Anixter International, Inc.              10,487

     3,197  Arrow Electronics, Inc. (b)             111,096
     4,160  Avnet, Inc. (b)                         121,888
     3,391  Benchmark Electronics, Inc. (b)          49,678
     4,140  Brightpoint, Inc. (b)                    37,633
       613  Checkpoint Systems, Inc. (b)              9,624
     9,938  Corning, Inc.                           158,114
     4,629  CTS Corp.                                45,503
     7,313  Ingram Micro, Inc., Class A (b)         135,656
     2,528  Insight Enterprises, Inc. (b)            42,546
     2,204  Itron, Inc. (b)                          94,860
     5,220  Jabil Circuit, Inc.                      95,578


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            ELECTRONIC EQUIPMENT, INSTRUMENTS
              & COMPONENTS (Continued)
     2,892  Methode Electronics, Inc.         $      30,597
     1,200  Park Electrochemical Corp.               31,392
     1,504  RadiSys Corp. (b)                        11,942
       597  ScanSource, Inc. (b)                     22,059
     1,764  SYNNEX Corp. (b)                         49,956
     2,170  Tech Data Corp. (b)                     101,274
     8,821  Vishay Intertechnology, Inc. (b)        121,465
                                              -------------
                                                  1,281,348
                                              -------------
            ENERGY EQUIPMENT & SERVICES --
               2.0%
     1,097  Bristow Group, Inc.                      53,182
     3,889  Exterran Holdings, Inc. (b)              71,869
     3,205  Helix Energy Solutions Group,
               Inc. (b)                              62,754
     1,627  Hornbeck Offshore Services,
               Inc. (b)                              45,296
     4,280  Nabors Industries Ltd. (b)              113,035
     2,675  Noble Corp.                              98,627
     1,678  Patterson-UTI Energy, Inc.               54,585
       720  Pioneer Drilling Co. (b)                 11,714
     1,858  Rowan Cos., Inc. (b)                     72,778
       560  SEACOR Holdings, Inc.                    56,202
       985  Tidewater, Inc.                          53,525
     1,741  Unit Corp. (b)                          104,477
                                              -------------
                                                    798,044
                                              -------------
            FOOD & STAPLES RETAILING -- 2.1%
     1,059  Andersons (The), Inc.                    43,535
     1,053  BJ's Wholesale Club, Inc. (b)            53,018
       249  Casey's General Stores, Inc.             11,205
     2,805  CVS Caremark Corp.                      101,962
     4,252  Kroger (The) Co.                        105,747
     1,562  Nash Finch Co.                           55,920
     1,770  Ruddick Corp.                            74,163
     6,175  Safeway, Inc.                           124,550
     2,291  Spartan Stores, Inc.                     40,459
     1,127  Sysco Corp.                              34,475
     1,699  Walgreen Co.                             66,329
     1,983  Wal-Mart Stores, Inc.                   104,524
                                              -------------
                                                    815,887
                                              -------------
            FOOD PRODUCTS -- 2.3%
     5,983  Archer-Daniels-Midland Co.              181,764
     1,750  Cal-Maine Foods, Inc.                    59,168
     1,017  Campbell Soup Co.                        33,612
     5,880  Dean Foods Co. (b)                       64,798
       944  General Mills, Inc.                      35,258
       449  J & J Snack Foods Corp.                  23,209
       460  J.M. Smucker (The) Co.                   35,843
       423  Lancaster Colony Corp.                   25,435
       890  Ralcorp Holdings, Inc. (b)               76,985
       229  Sanderson Farms, Inc.                    10,584
     1,749  Seneca Foods Corp., Class A (b)          45,299
     6,066  Smithfield Foods, Inc. (b)              133,573
     9,288  Tyson Foods, Inc., Class A              163,097
                                              -------------
                                                    888,625
                                              -------------
                       See Notes to Financial Statements                 Page 97

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            GAS UTILITIES -- 1.3%
     1,893  AGL Resources, Inc.               $      77,234
     3,192  Atmos Energy Corp.                      106,709
       887  Laclede Group (The), Inc.                33,041
       642  Nicor, Inc.                              35,117
       495  Northwest Natural Gas Co.                22,082
       362  Piedmont Natural Gas Co., Inc.           10,560
     1,451  Questar Corp.                            26,742
     1,159  Southwest Gas Corp.                      43,219
     3,328  UGI Corp.                               100,838
     2,002  WGL Holdings, Inc.                       77,698
                                              -------------
                                                    533,240
                                              -------------
            HEALTH CARE EQUIPMENT & SUPPLIES
               -- 1.8%
       408  Becton, Dickinson & Co.                  34,113
    20,883  Boston Scientific Corp. (b)             149,522
     1,293  CareFusion Corp. (b)                     34,122
       785  CONMED Corp. (b)                         20,410
       660  Covidien PLC                             33,521
     1,957  CryoLife, Inc. (b)                       11,292
     1,669  Greatbatch, Inc. (b)                     41,591
       767  ICU Medical, Inc. (b)                    32,582
     2,599  Immucor, Inc. (b)                        68,874
       330  Invacare Corp.                            9,893
     2,737  Medtronic, Inc.                          98,669
       724  Natus Medical, Inc. (b)                   8,348
     4,990  Symmetry Medical, Inc. (b)               48,054
       869  Teleflex, Inc.                           52,340
       511  West Pharmaceutical Services, Inc.       22,418
       556  Zimmer Holdings, Inc. (b)                33,371
                                              -------------
                                                    699,120
                                              -------------
            HEALTH CARE PROVIDERS & SERVICES
               -- 3.6%
     3,273  Aetna, Inc.                             135,797
     2,100  Amedisys, Inc. (b)                       54,306
     1,284  AmSurg Corp. (b)                         32,652
       308  Centene Corp. (b)                        10,105
     5,166  Community Health Systems, Inc. (b)      133,489
     3,957  Coventry Health Care, Inc. (b)          126,624
     2,685  Gentiva Health Services, Inc. (b)        48,303
     3,686  Healthways, Inc. (b)                     55,032
     1,308  Humana, Inc.                             97,551
     6,179  Kindred Healthcare, Inc. (b)            116,412
     2,426  LHC Group, Inc. (b)                      55,264
     3,395  LifePoint Hospitals, Inc. (b)           125,955
       817  Magellan Health Services, Inc. (b)       42,566
     1,238  Molina Healthcare, Inc. (b)              28,041
       745  Owens & Minor, Inc.                      22,723
     3,507  PharMerica Corp. (b)                     44,784
     2,044  UnitedHealth Group, Inc.                101,444
     2,502  VCA Antech, Inc. (b)                     48,889
     1,831  WellPoint, Inc.                         123,684
                                              -------------
                                                  1,403,621
                                              -------------

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            HOTELS, RESTAURANTS & LEISURE
               -- 2.0%
     3,035  Bob Evans Farms, Inc.             $     104,829
    12,199  Boyd Gaming Corp. (b)                   106,619
     3,835  Carnival Corp.                          127,705
     2,713  International Speedway Corp.,
               Class A                               75,883
     1,473  Jack in the Box, Inc. (b)                33,467
     5,663  Marcus (The) Corp.                       54,818
     4,288  Monarch Casino & Resort, Inc. (b)        49,526
    12,298  Multimedia Games, Inc. (b)               53,373
     3,062  O'Charley's, Inc. (b)                    18,648
       615  Red Robin Gourmet Burgers, Inc. (b)      21,168
     5,191  Ruby Tuesday, Inc. (b)                   47,186
     5,984  Ruth's Hospitality Group, Inc. (b)       34,408
     2,391  Shuffle Master, Inc. (b)                 22,284
     5,070  Wendy's (The) Co.                        26,719
                                              -------------
                                                    776,633
                                              -------------
            HOUSEHOLD DURABLES -- 1.5%
     5,519  American Greetings Corp., Class A       122,356
       444  Blyth, Inc.                              28,087
       551  Fortune Brands, Inc.                     33,176
     1,620  Helen of Troy Ltd. (b)                   52,245
     3,400  La-Z-Boy, Inc. (b)                       29,818
     1,441  Leggett & Platt, Inc.                    31,270
     1,768  Mohawk Industries, Inc. (b)              91,989
     2,228  Newell Rubbermaid, Inc.                  34,579
        35  NVR, Inc. (b)                            23,803
     2,217  Whirlpool Corp.                         153,483
                                              -------------
                                                    600,806
                                              -------------
            HOUSEHOLD PRODUCTS -- 0.5%
     4,410  Central Garden & Pet Co.,
               Class A (b)                           38,632
       733  Energizer Holdings, Inc. (b)             59,109
       528  Kimberly-Clark Corp.                     34,510
       552  Procter & Gamble (The) Co.               33,942
       280  WD-40 Co.                                12,264
                                              -------------
                                                    178,457
                                              -------------
            INDEPENDENT POWER PRODUCERS &
               ENERGY TRADERS -- 0.4%
     2,758  AES (The) Corp. (b)                      33,951
     5,871  NRG Energy, Inc. (b)                    143,957
                                              -------------
                                                    177,908
                                              -------------
            INDUSTRIAL CONGLOMERATES -- 0.5%
       371  3M Co.                                   32,329
       522  Carlisle Cos., Inc.                      22,566
     1,863  General Electric Co.                     33,367
     1,459  Standex International Corp.              46,965
     2,438  Tredegar Corp.                           46,468
                                              -------------
                                                    181,695
                                              -------------
            INSURANCE -- 7.6%
     2,191  ACE Ltd.                                146,753
     1,151  Allstate (The) Corp.                     31,906


Page 98                See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            INSURANCE (Continued)
     3,717  American Financial Group, Inc.    $     126,304
     3,597  American International Group,
               Inc. (b)                             103,234
       989  AMERISAFE, Inc. (b)                      21,273
     2,996  Aspen Insurance Holdings Ltd.            77,596
       969  Assurant, Inc.                           34,516
     1,001  Brown & Brown, Inc.                      21,832
     2,305  Chubb (The) Corp.                       144,016
     1,205  Cincinnati Financial Corp.               32,933
     1,532  Delphi Financial Group, Inc.,
               Class A                               41,241
     1,334  Employers Holdings, Inc.                 19,823
       649  Everest Re Group, Ltd.                   53,296
     8,429  Fidelity National Financial, Inc.,
               Class A                              137,393
     4,927  First American Financial Corp.           78,783
     2,044  Hanover Insurance Group, Inc.            74,013
     5,472  Hartford Financial Services Group
               (The), Inc.                          128,154
     2,448  HCC Insurance Holdings, Inc.             73,758
     2,868  Horace Mann Educators Corp.              41,758
     1,023  Infinity Property & Casualty Corp.       51,835
     2,532  Lincoln National Corp.                   67,098
       835  Loews Corp.                              33,292
     4,517  Meadowbrook Insurance Group, Inc.        42,460
     1,952  Mercury General Corp.                    72,497
     4,849  National Financial Partners Corp. (b)    54,939
       476  Navigators Group (The), Inc. (b)         22,439
     4,288  Presidential Life Corp.                  48,712
     1,155  Principal Financial Group, Inc.          31,913
       799  ProAssurance Corp. (b)                   55,650
     1,644  Progressive (The) Corp.                  32,354
     3,334  Protective Life Corp.                    70,881
     1,134  Prudential Financial, Inc.               66,543
     1,743  Reinsurance Group of America, Inc.      101,460
       542  RLI Corp.                                34,227
       799  Safety Insurance Group, Inc.             32,439
     2,750  Selective Insurance Group, Inc.          45,073
     2,516  StanCorp Financial Group, Inc.           83,682
     4,463  Stewart Information Services Corp.       47,308
     1,686  Torchmark Corp.                          68,098
     2,348  Tower Group, Inc.                        53,675
       524  Transatlantic Holdings, Inc.             26,834
     3,090  Travelers (The) Cos., Inc.              170,352
     1,933  United Fire & Casualty Co.               33,151
     3,577  Unitrin, Inc.                           100,764
     4,139  Unum Group                              100,950
     2,376  W. R. Berkley Corp.                      73,157
                                              -------------
                                                  3,010,365
                                              -------------
            INTERNET & CATALOG RETAIL -- 0.1%
     1,591  Nutrisystem, Inc.                        23,770
                                              -------------
            INTERNET SOFTWARE & SERVICES --
               0.8%
     3,681  InfoSpace, Inc. (b)                      35,080
     9,279  United Online, Inc.                      55,396


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            INTERNET SOFTWARE & SERVICES
               (Continued)
     4,645  ValueClick, Inc. (b)              $      83,889
     9,595  Yahoo!, Inc. (b)                        125,694
                                              -------------
                                                    300,059
                                              -------------
            IT SERVICES -- 2.2%
     1,961  Acxiom Corp. (b)                         26,944
       709  CACI International, Inc.,
               Class A (b)                           41,888
     4,752  Computer Sciences Corp.                 167,650
     3,176  CoreLogic, Inc. (b)                      50,117
     2,009  DST Systems, Inc.                       102,841
     1,141  Fidelity National Information
               Services, Inc.                        34,253
       561  Fiserv, Inc. (b)                         33,862
     2,987  ManTech International Corp.,
               Class A                              121,870
     1,477  NCI, Inc., Class A (b)                   31,726
     8,579  SAIC, Inc. (b)                          137,521
     5,676  Total System Services, Inc.             105,630
                                              -------------
                                                    854,302
                                              -------------
            LEISURE EQUIPMENT & PRODUCTS --
               0.3%
     3,333  Arctic Cat, Inc. (b)                     54,928
     1,762  Callaway Golf Co.                        11,189
     3,038  JAKKS Pacific, Inc. (b)                  53,013
                                              -------------
                                                    119,130
                                              -------------
            LIFE SCIENCES TOOLS & SERVICES
               -- 0.4%
       444  Bio-Rad Laboratories, Inc.,
               Class A (b)                           48,396
    12,111  Cambrex Corp. (b)                        53,410
     5,270  eResearchTechnology, Inc. (b)            33,570
       957  Pharmaceutical Product
               Development, Inc.                     27,590
                                              -------------
                                                    162,966
                                              -------------
            MACHINERY -- 1.8%
       408  Actuant Corp., Class A                   10,082
     1,562  AGCO Corp. (b)                           74,070
     1,272  Albany International Corp.,
               Class A                               33,797
       605  Astec Industries, Inc. (b)               22,700
       296  Badger Meter, Inc.                       10,801
       901  Barnes Group, Inc.                       21,939
     2,253  Briggs & Stratton Corp.                  38,616
     1,402  Eaton Corp.                              67,226
       912  ESCO Technologies, Inc.                  31,628
       788  Harsco Corp.                             21,599
     1,276  Illinois Tool Works, Inc.                63,545
       599  Kaydon Corp.                             21,354
     2,806  Lydall, Inc. (b)                         33,897
       885  Mueller Industries, Inc.                 33,214
     4,584  Oshkosh Corp. (b)                       113,775
       637  Pentair, Inc.                            23,448
       370  Toro (The) Co.                           19,917
     1,520  Trinity Industries, Inc.                 45,281


                       See Notes to Financial Statements                 Page 99

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            MACHINERY (Continued)
       631  Watts Water Technologies, Inc.,
               Class A                        $      21,157
                                              -------------
                                                    708,046
                                              -------------
            MEDIA -- 2.6%
     4,629  E.W. Scripps (The) Co.,
               Class A (b)                           39,902
    12,596  Gannett Co., Inc.                       160,725
    16,338  Harte-Hanks, Inc.                       133,481
     4,262  Meredith Corp.                          127,221
     8,843  New York Times (The) Co.,
               Class A (b)                           75,873
     4,075  News Corp., Class A                      65,282
     3,990  Scholastic Corp.                        114,593
     1,983  Time Warner, Inc.                        69,722
     1,847  Walt Disney (The) Co.                    71,331
       430  Washington Post (The) Co., Class B      172,989
                                              -------------
                                                  1,031,119
                                              -------------
            METALS & MINING -- 1.1%
       660  A.M. Castle & Co. (b)                    11,458
     6,649  Alcoa, Inc.                              97,940
     2,859  Century Aluminum Co. (b)                 37,224
       200  Kaiser Aluminum Corp.                    11,164
     1,210  Materion Corp. (b)                       46,125
     1,219  Olympic Steel, Inc.                      31,877
     1,552  Reliance Steel & Aluminum Co.            72,959
     4,745  Steel Dynamics, Inc.                     74,117
     2,296  Worthington Industries, Inc.             48,147
                                              -------------
                                                    431,011
                                              -------------
            MULTILINE RETAIL -- 2.0%
     5,441  Big Lots, Inc. (b)                      189,510
     3,101  Fred's, Inc., Class A                    40,871
     2,088  J. C. Penney Co., Inc.                   64,227
     2,884  Kohl's Corp.                            157,783
     4,751  Saks, Inc. (b)                           51,026
     1,009  Sears Holdings Corp. (b)                 70,297
     3,075  Target Corp.                            158,332
    12,033  Tuesday Morning Corp. (b)                51,742
                                              -------------
                                                    783,788
                                              -------------
            MULTI-UTILITIES -- 5.7%
     2,610  Alliant Energy Corp.                    102,860
     3,655  Ameren Corp.                            105,337
     1,741  Avista Corp.                             43,891
     3,527  Black Hills Corp.                       105,387
     1,816  CenterPoint Energy, Inc.                 35,557
       420  CH Energy Group, Inc.                    21,449
     5,356  CMS Energy Corp.                        102,514
     1,980  Consolidated Edison, Inc.               104,148
     2,989  Dominion Resources, Inc.                144,817
     2,884  DTE Energy Co.                          143,739
     2,784  Integrys Energy Group, Inc.             139,785
     4,717  MDU Resources Group, Inc.               101,699
     7,126  NiSource, Inc.                          143,446


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            MULTI-UTILITIES (Continued)
     1,351  NorthWestern Corp.                $      43,259
       559  NSTAR                                    24,780
     1,054  OGE Energy Corp.                         52,742
     2,508  PG&E Corp.                              103,906
     4,421  Public Service Enterprise Group,
               Inc.                                 144,788
     3,665  SCANA Corp.                             143,631
     2,728  Sempra Energy                           138,282
     3,820  TECO Energy, Inc.                        70,785
     2,768  Vectren Corp.                            73,103
     2,300  Wisconsin Energy Corp.                   70,495
     4,340  Xcel Energy, Inc.                       104,160
                                              -------------
                                                  2,264,560
                                              -------------
            OFFICE ELECTRONICS -- 0.3%
    13,862  Xerox Corp.                             129,332
                                              -------------
            OIL, GAS & CONSUMABLE FUELS --
               7.0%
       458  Anadarko Petroleum Corp.                 37,812
     1,461  Apache Corp.                            180,755
     2,891  Arch Coal, Inc.                          74,009
     2,429  Chesapeake Energy Corp.                  83,436
     1,753  Chevron Corp.                           182,347
       857  Cimarex Energy Co.                       75,519
     1,842  Comstock Resources, Inc. (b)             58,760
     2,398  ConocoPhillips                          172,632
     1,337  Devon Energy Corp.                      105,222
     1,877  Energen Corp.                           110,386
     1,773  Exxon Mobil Corp.                       141,468
     1,987  Forest Oil Corp. (b)                     51,662
     1,492  GeoResources, Inc. (b)                   38,076
     2,413  Hess Corp.                              165,435
       158  HollyFrontier Corp.                      11,912
     5,640  Marathon Oil Corp.                      174,671
     2,746  Murphy Oil Corp.                        176,348
     1,013  Occidental Petroleum Corp.               99,456
     3,389  Penn Virginia Corp.                      44,464
       748  Petroleum Development Corp. (b)          27,167
     4,782  PetroQuest Energy, Inc. (b)              38,878
     1,391  Plains Exploration & Production
               Co. (b)                               54,263
     1,724  QEP Resources, Inc.                      75,563
       640  Southern Union Co.                       27,520
     1,281  Spectra Energy Corp.                     34,613
     1,104  Stone Energy Corp. (b)                   35,836
     1,729  Sunoco, Inc.                             70,284
       900  Swift Energy Co. (b)                     34,290
     7,873  Tesoro Corp. (b)                        191,235
     7,054  Valero Energy Corp.                     177,196
       305  World Fuel Services Corp.                11,477
                                              -------------
                                                  2,762,692
                                              -------------
            PAPER & FOREST PRODUCTS -- 1.0%
       819  Clearwater Paper Corp. (b)               61,949
     1,400  Domtar Corp.                            111,930
     4,839  International Paper Co.                 143,718
     1,577  Neenah Paper, Inc.                       31,840


Page 100               See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            PAPER & FOREST PRODUCTS
               (Continued)
     8,302  Wausau Paper Corp.                $      61,269
                                              -------------
                                                    410,706
                                              -------------
            PHARMACEUTICALS -- 0.9%
     1,213  Bristol-Myers Squibb Co.                 34,765
     4,585  Forest Laboratories, Inc. (b)           169,920
     1,084  Johnson & Johnson                        70,232
     3,503  Pfizer, Inc.                             67,398
                                              -------------
                                                    342,315
                                              -------------
            PROFESSIONAL SERVICES -- 0.7%
     2,077  Equifax, Inc.                            71,366
     1,398  FTI Consulting, Inc. (b)                 50,733
     2,713  Kelly Services, Inc., Class A (b)        42,458
     1,168  Korn/Ferry International (b)             25,159
     4,267  Navigant Consulting, Inc. (b)            50,223
     3,692  SFN Group, Inc. (b)                      51,393
                                              -------------
                                                    291,332
                                              -------------
            REAL ESTATE INVESTMENT TRUSTS
               -- 0.6%
       235  Entertainment Properties Trust           10,925
       849  Franklin Street Properties Corp.         10,706
       887  Getty Realty Corp.                       20,578
       394  LTC Properties, Inc.                     10,697
       448  National Retail Properties, Inc.         11,240
     8,252  Weyerhaeuser Co.                        164,958
                                              -------------
                                                    229,104
                                              -------------
            ROAD & RAIL -- 0.5%
       462  Arkansas Best Corp.                      11,116
     1,351  Heartland Express, Inc.                  20,697
     1,317  Knight Transportation, Inc.              20,730
     1,269  Ryder System, Inc.                       71,470
     3,077  Werner Enterprises, Inc.                 72,463
                                              -------------
                                                    196,476
                                              -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 4.8%
     3,782  Advanced Energy Industries,
               Inc. (b)                              40,127
    13,865  Applied Materials, Inc.                 170,817
     2,739  ATMI, Inc. (b)                           51,082
     5,152  Brooks Automation, Inc. (b)              48,996
       722  Cabot Microelectronics Corp. (b)         27,934
     4,268  Cohu, Inc.                               53,435
       678  Cymer, Inc. (b)                          29,852
     7,939  Fairchild Semiconductor
               International, Inc. (b)              119,164
    13,503  Integrated Device Technology,
               Inc. (b)                              92,360
     8,140  Intel Corp.                             181,766
     4,743  International Rectifier Corp. (b)       121,848
     4,456  KLA-Tencor Corp.                        177,438
     2,995  Lam Research Corp. (b)                  122,436
     8,459  MEMC Electronic Materials, Inc. (b)      62,766


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT (Continued)
     2,117  MKS Instruments, Inc.             $      52,819
     4,991  Novellus Systems, Inc. (b)              154,921
     6,259  Pericom Semiconductor Corp. (b)          51,199
     5,225  Rudolph Technologies, Inc. (b)           44,883
     5,859  Sigma Designs, Inc. (b)                  50,094
       999  Supertex, Inc. (b)                       19,361
    12,188  Teradyne, Inc. (b)                      164,416
     3,265  Tessera Technologies, Inc. (b)           51,293
                                              -------------
                                                  1,889,007
                                              -------------
            SOFTWARE -- 0.7%
     2,293  Adobe Systems, Inc. (b)                  63,562
     4,617  CA, Inc.                                102,959
     1,573  EPIQ Systems, Inc.                       20,323
     2,063  Synopsys, Inc. (b)                       49,450
     9,274  THQ, Inc. (b)                            24,716
                                              -------------
                                                    261,010
                                              -------------
            SPECIALTY RETAIL -- 5.4%
     4,693  Aaron's, Inc.                           118,311
    10,405  American Eagle Outfitters, Inc.         136,722
     4,651  Barnes & Noble, Inc.                     80,927
     5,743  Best Buy Co., Inc.                      158,507
     7,119  Big 5 Sporting Goods Corp.               58,732
     4,203  Brown Shoe Co., Inc.                     42,450
     1,165  Cato (The) Corp., Class A                32,410
     1,257  Children's Place Retail Stores
               (The), Inc. (b)                       60,738
     9,031  Collective Brands, Inc. (b)             106,385
     3,244  Foot Locker, Inc.                        70,492
     6,763  GameStop Corp., Class A (b)             159,472
     9,966  Gap (The), Inc.                         192,244
       543  Group 1 Automotive, Inc.                 25,863
     2,916  Haverty Furniture Cos., Inc.             32,338
       970  Home Depot (The), Inc.                   33,882
       559  Lithia Motors, Inc., Class A             11,538
     4,524  Lowe's Cos., Inc.                        97,628
     6,091  Office Depot, Inc. (b)                   23,024
     5,702  OfficeMax, Inc. (b)                      40,370
     4,095  Pep Boys-Manny, Moe & Jack (The)         44,021
    13,552  RadioShack Corp.                        188,644
     4,341  Rent-A-Center, Inc.                     117,424
     3,056  Sonic Automotive, Inc., Class A          47,888
     3,331  Stage Stores, Inc.                       59,292
     9,133  Staples, Inc.                           146,676
     5,804  Stein Mart, Inc.                         55,138
                                              -------------
                                                  2,141,116
                                              -------------
            TEXTILES, APPAREL & LUXURY GOODS
               -- 0.3%
     1,772  Perry Ellis International,
               Inc. (b)                              41,412
     3,863  Skechers U.S.A., Inc., Class A (b)       64,319
                                              -------------
                                                    105,731
                                              -------------

                       See Notes to Financial Statements                Page 101

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            THRIFTS & MORTGAGE FINANCE --
               0.4%
     2,010  Astoria Financial Corp.           $      23,416
     1,183  Brookline Bancorp, Inc.                  10,115
       754  Dime Community Bancshares, Inc.          10,594
     1,946  First Niagara Financial Group,
               Inc.                                  23,838
     3,539  New York Community Bancorp, Inc.         47,883
     1,562  Provident Financial Services, Inc.       21,649
     2,238  TrustCo Bank Corp. NY                    10,340
                                              -------------
                                                    147,835
                                              -------------
            TOBACCO -- 0.3%
     3,522  Universal Corp.                         129,328
                                              -------------
            TRADING COMPANIES & DISTRIBUTORS
               -- 0.3%
       628  Applied Industrial Technologies,
               Inc.                                  20,046
     2,077  GATX Corp.                               81,896
       309  Kaman Corp.                              11,006
     1,137  Lawson Products, Inc.                    21,228
                                              -------------
                                                    134,176
                                              -------------
            WATER UTILITIES -- 0.1%
       646  American States Water Co.                22,087
                                              -------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 0.7%
    19,565  Sprint Nextel Corp. (b)                  82,760
     4,269  Telephone and Data Systems, Inc.        121,069
     3,667  USA Mobility, Inc.                       60,542
                                              -------------
                                                    264,371
                                              -------------
            TOTAL COMMON STOCKS -- 100.0%        39,465,141
              (Cost $40,542,904)

            MONEY MARKET FUND -- 0.1%
    39,243  Morgan Stanley Institutional Treasury
              Money Market Fund - 0.01% (c)
              (Cost $39,243)                         39,243
                                              -------------
            TOTAL INVESTMENTS -- 100.1%          39,504,384
              (Cost $40,582,147) (d)
            NET OTHER ASSETS AND
              LIABILITIES -- (0.1)%                 (34,538)
                                              -------------
            NET ASSETS -- 100.0%              $  39,469,846
                                              -------------

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c)   Represents annualized 7-day yield at July 31, 2011.

(d) Aggregate cost for federal income tax purposes is $41,128,818. As of July 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,033,086 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,657,520.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1     LEVEL 2       LEVEL 3
-----------------------------------------------------------
Common Stocks*         $39,465,141  $      --     $      --
Money Market Fund           39,243         --            --
                      -------------------------------------
Total Investments      $39,504,384  $      --     $      --
                      =====================================

* See Portfolio of Investments for industry breakout.


Page 102               See Notes to Financial Statements

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS (a)
JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS -- 99.9%
            AEROSPACE & DEFENSE -- 2.1%
     1,088  Aerovironment, Inc. (b)           $      31,367
     2,759  BE Aerospace, Inc. (b)                  109,808
       479  Boeing (The) Co.                         33,755
       502  Cubic Corp.                              24,367
     1,145  Goodrich Corp.                          108,935
     1,837  Honeywell International, Inc.            97,545
     1,205  ITT Corp.                                64,275
       863  Precision Castparts Corp.               139,271
     1,319  Triumph Group, Inc.                      71,015
     1,237  United Technologies Corp.               102,473
                                              -------------
                                                    782,811
                                              -------------
            AIR FREIGHT & LOGISTICS -- 1.0%
     1,388  C.H. Robinson Worldwide, Inc.           100,366
     2,138  Expeditors International of
               Washington, Inc.                     102,026
     1,138  Forward Air Corp.                        35,460
     1,021  Hub Group, Inc., Class A (b)             36,225
       487  United Parcel Service, Inc.,
               Class B                               33,710
     4,141  UTI Worldwide, Inc.                      66,960
                                              -------------
                                                    374,747
                                              -------------
            AIRLINES -- 0.4%
     2,056  Alaska Air Group, Inc. (b)              125,663
       519  Allegiant Travel Co. (b)                 22,332
                                              -------------
                                                    147,995
                                              -------------
            AUTO COMPONENTS -- 0.5%
     1,742  BorgWarner, Inc. (b)                    138,698
     1,862  Gentex Corp.                             52,769
                                              -------------
                                                    191,467
                                              -------------
            AUTOMOBILES -- 0.3%
     2,672  Harley-Davidson, Inc.                   115,938
                                              -------------
            BEVERAGES -- 1.1%
       475  Brown-Forman Corp., Class B              34,941
       528  Coca-Cola (The) Co.                      35,909
     2,433  Coca-Cola Enterprises, Inc.              68,392
     1,693  Dr. Pepper Snapple Group, Inc.           63,928
     1,739  Hansen Natural Corp. (b)                133,242
     1,554  PepsiCo, Inc.                            99,518
                                              -------------
                                                    435,930
                                              -------------
            BIOTECHNOLOGY -- 1.2%
     2,051  ArQule, Inc. (b)                         11,486
     1,706  Biogen Idec, Inc. (b)                   173,790
       589  Celgene Corp. (b)                        34,928
     1,424  Cubist Pharmaceuticals, Inc. (b)         48,373
       569  Emergent Biosolutions, Inc. (b)          11,750
       904  Regeneron Pharmaceuticals,
               Inc. (b)                              47,966
     2,166  Vertex Pharmaceuticals, Inc. (b)        112,329
                                              -------------
                                                    440,622
                                              -------------

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            BUILDING PRODUCTS -- 0.1%
       304  A.O. Smith Corp.                  $      12,607
     1,174  AAON, Inc.                               26,626
     1,125  NCI Building Systems, Inc. (b)           12,701
                                              -------------
                                                     51,934
                                              -------------
            CAPITAL MARKETS -- 0.8%
       555  Affiliated Managers Group,
               Inc. (b)                              57,903
     1,231  Ameriprise Financial, Inc.               66,597
       186  BlackRock, Inc.                          33,193

     1,082  Franklin Resources, Inc.                137,371
       748  Waddell & Reed Financial, Inc.,
               Class A                               27,452
                                              -------------
                                                    322,516
                                              -------------
            CHEMICALS -- 5.0%
     1,144  Air Products and Chemicals, Inc.        101,507
     1,014  Airgas, Inc.                             69,662
     2,034  Albemarle Corp.                         135,424
     1,171  Balchem Corp.                            51,255
     2,262  Calgon Carbon Corp. (b)                  33,681
     1,001  CF Industries Holdings, Inc.            155,475
     2,025  E.I. du Pont de Nemours & Co.           104,126
     1,787  Eastman Chemical Co.                    172,606
     1,259  Ecolab, Inc.                             62,950
       825  FMC Corp.                                72,245
       354  Hawkins, Inc.                            12,185
     2,211  International Flavors &
               Fragrances, Inc.                     135,247
     1,014  Koppers Holdings, Inc.                   37,538
     1,530  LSB Industries, Inc. (b)                 60,802
       839  Lubrizol (The) Corp.                    112,929
       489  Monsanto Co.                             35,932
       824  NewMarket Corp.                         135,153
     4,246  PolyOne Corp.                            65,813
     1,206  PPG Industries, Inc.                    101,545
     1,010  Praxair, Inc.                           104,676
     1,191  Quaker Chemical Corp.                    48,283
       424  Sherwin-Williams (The) Co.               32,720
       968  Sigma-Aldrich Corp.                      64,953
                                              -------------
                                                  1,906,707
                                              -------------
            COMMERCIAL BANKS -- 0.5%
       492  Bank of the Ozarks, Inc.                 25,559
     1,616  National Penn Bancshares, Inc.           12,993
       671  Signature Bank (b)                       39,696
     1,366  SVB Financial Group (b)                  83,353
       307  UMB Financial Corp.                      12,741
                                              -------------
                                                    174,342
                                              -------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 1.8%
     2,726  Clean Harbors, Inc. (b)                 143,796
       700  Consolidated Graphics, Inc. (b)          36,113
     1,208  Copart, Inc. (b)                         52,488
       788  Healthcare Services Group, Inc.          12,364
     2,995  Herman Miller, Inc.                      68,915


                       See Notes to Financial Statements                Page 103

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            COMMERCIAL SERVICES & SUPPLIES
               (Continued)
     2,647  Interface, Inc., Class A          $      42,405
     4,166  Iron Mountain, Inc.                     131,770
     1,334  Rollins, Inc.                            25,466
       797  Stericycle, Inc. (b)                     65,450
     3,051  Sykes Enterprises, Inc. (b)              58,884
     1,774  Waste Connections, Inc.                  57,194
                                              -------------
                                                    694,845
                                              -------------
            COMMUNICATIONS EQUIPMENT -- 1.6%
       702  ADTRAN, Inc.                             23,229
     1,479  Ciena Corp. (b)                          22,865
       401  DG Fastchannel, Inc. (b)                 11,332
       643  F5 Networks, Inc. (b)                    60,108
     6,571  JDS Uniphase Corp. (b)                   86,409
     1,502  NETGEAR, Inc. (b)                        49,431
     1,376  Oplink Communications, Inc. (b)          23,227
     4,378  Polycom, Inc. (b)                       118,337
     1,928  QUALCOMM, Inc.                          105,616
     2,844  Riverbed Technology, Inc. (b)            81,424
       593  ViaSat, Inc. (b)                         26,643
                                              -------------
                                                    608,621
                                              -------------
            COMPUTERS & PERIPHERALS -- 0.7%
       106  Apple, Inc. (b)                          41,391
     5,155  EMC Corp. (b)                           134,442
     1,345  NetApp, Inc. (b)                         63,914
     3,186  Super Micro Computer, Inc. (b)           44,891
                                              -------------
                                                    284,638
                                              -------------
            CONSUMER FINANCE -- 0.9%
     2,747  American Express Co.                    137,460
     1,135  Cash America International, Inc.         63,514
     1,846  EZCORP, Inc., Class A (b)                61,435
     1,221  First Cash Financial Services,
               Inc. (b)                              52,833
       586  World Acceptance Corp. (b)               37,340
                                              -------------
                                                    352,582
                                              -------------
            CONTAINERS & PACKAGING -- 0.7%
     4,744  Ball Corp.                              184,067
     1,990  Silgan Holdings, Inc.                    77,172
                                              -------------
                                                    261,239
                                              -------------
            DISTRIBUTORS -- 0.3%
     4,316  LKQ Corp. (b)                           106,044
                                              -------------
            DIVERSIFIED CONSUMER SERVICES --
               1.2%
       575  American Public Education,
               Inc. (b)                              26,203
       812  Apollo Group, Inc., Class A (b)          41,274
       705  Coinstar, Inc. (b)                       34,446
     1,851  DeVry, Inc.                             115,021
     1,626  Hillenbrand, Inc.                        35,593
     1,042  ITT Educational Services, Inc. (b)       89,268


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            DIVERSIFIED CONSUMER SERVICES
               (Continued)
     9,640  Service Corp. International       $     100,931
       625  Sotheby's                                26,469
                                              -------------
                                                    469,205
                                              -------------
            DIVERSIFIED FINANCIAL SERVICES
               -- 0.6%
     4,757  Moody's Corp.                           169,397
       721  MSCI, Inc., Class A (b)                  25,588
       302  Portfolio Recovery Associates,
               Inc. (b)                              24,441
                                              -------------
                                                    219,426
                                              -------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 0.5%
       667  Atlantic Tele-Network, Inc.              25,193
       969  Cbeyond, Inc. (b)                        10,882
     3,185  General Communication, Inc.,
               Class A (b)                           36,150
     2,943  Neutral Tandem, Inc. (b)                 45,116
     2,742  tw telecom, Inc. (b)                     54,154
     2,739  Windstream Corp.                         33,443
                                              -------------
                                                    204,938
                                              -------------
            ELECTRIC UTILITIES -- 0.2%
     2,703  DPL, Inc.                                81,766
                                              -------------
            ELECTRICAL EQUIPMENT -- 1.3%
       487  Acuity Brands, Inc.                      23,712
     2,508  AMETEK, Inc.                            106,590
       735  Belden, Inc.                             27,085
     2,002  II-VI, Inc. (b)                          50,110
     1,637  Rockwell Automation, Inc.               117,471
       852  Roper Industries, Inc.                   69,549
     1,045  Thomas & Betts Corp. (b)                 50,975
     1,585  Vicor Corp. (b)                          22,301
       780  Woodward, Inc.                           26,910
                                              -------------
                                                    494,703
                                              -------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 2.3%
       658  Amphenol Corp., Class A                  32,170
     1,854  Cognex Corp.                             62,943
     1,188  Daktronics, Inc.                         11,797
     3,403  Electro Scientific Industries,
               Inc. (b)                              65,372
     1,500  FARO Technologies, Inc. (b)              61,140
     1,720  FEI Co. (b)                              56,829
     1,053  FLIR Systems, Inc.                       28,915
     1,119  Littelfuse, Inc.                         57,170
     1,372  Mercury Computer Systems, Inc. (b)       23,036
     5,511  Molex, Inc.                             129,398
       613  MTS Systems Corp.                        24,158
     1,896  National Instruments Corp.               48,993
     2,821  Newport Corp. (b)                        43,838
     1,191  OSI Systems, Inc. (b)                    49,177
     1,473  Plexus Corp. (b)                         43,468
       751  Rofin-Sinar Technologies, Inc. (b)       23,566


Page 104               See Notes to Financial Statements

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS (Continued)
     1,422  Rogers Corp. (b)                  $      68,939
     3,200  TTM Technologies, Inc. (b)               44,320
                                              -------------
                                                    875,229
                                              -------------
            ENERGY EQUIPMENT & SERVICES --
               3.3%
       616  Atwood Oceanics, Inc. (b)                28,767
     2,514  Baker Hughes, Inc.                      194,533
     2,087  Basic Energy Services, Inc. (b)          67,598
       706  Cameron International Corp. (b)          39,494
       864  CARBO Ceramics, Inc.                    134,844
     3,577  Halliburton Co.                         195,769
     2,148  Helmerich & Payne, Inc.                 148,319
     1,355  ION Geophysical Corp. (b)                13,740
       595  Lufkin Industries, Inc.                  48,481
       907  National Oilwell Varco, Inc.             73,077
       670  Oceaneering International, Inc.          28,944
     1,761  Oil States International, Inc. (b)      142,113
       411  Schlumberger Ltd.                        37,142
     2,195  Superior Energy Services, Inc. (b)       91,071
                                              -------------
                                                  1,243,892
                                              -------------
            FOOD & STAPLES RETAILING -- 0.6%
     1,201  United Natural Foods, Inc. (b)           50,142
     2,875  Whole Foods Market, Inc.                191,762
                                              -------------
                                                    241,904
                                              -------------
            FOOD PRODUCTS -- 3.3%
     2,486  B&G Foods, Inc., Class A                 46,712
       609  Calavo Growers, Inc.                     12,588
     2,546  Corn Products International, Inc.       129,566
     3,711  Darling International, Inc. (b)          62,642
       859  Diamond Foods, Inc.                      61,496
     3,699  Flowers Foods, Inc.                      81,082
     1,577  Green Mountain Coffee Roasters,
               Inc. (b)                             163,929
       666  H. J. Heinz Co.                          35,058
     1,537  Hain Celestial Group (The),
               Inc. (b)                              49,691
     1,249  Hershey (The) Co.                        70,494
     6,120  Hormel Foods Corp.                      177,296
     4,031  Kraft Foods, Inc., Class A              138,586
       715  McCormick & Co., Inc.                    34,785
     1,050  Mead Johnson Nutrition Co.               74,939
     3,739  Sara Lee Corp.                           71,452
     1,778  Snyders-Lance, Inc.                      36,289
       469  TreeHouse Foods, Inc. (b)                24,219
                                              -------------
                                                  1,270,824
                                              -------------
            GAS UTILITIES -- 0.0%
       236  South Jersey Industries, Inc.            11,918
                                              -------------
            HEALTH CARE EQUIPMENT & SUPPLIES
               -- 2.6%
     1,686  Align Technology, Inc. (b)               37,075
       244  Analogic Corp.                           13,125
     1,834  Baxter International, Inc.              106,684


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            HEALTH CARE EQUIPMENT &
               SUPPLIES (Continued)
       996  C. R. Bard, Inc.                  $      98,285
     1,905  Cantel Medical Corp.                     47,492
     1,421  Cooper (The) Cos., Inc.                 108,692
       406  Edwards Lifesciences Corp. (b)           28,968
       813  Gen-Probe, Inc. (b)                      49,227
     2,446  Hill-Rom Holdings, Inc.                  91,211
       267  Integra LifeSciences Holdings (b)        12,034
       294  Intuitive Surgical, Inc. (b)            117,762
     1,415  Kinetic Concepts, Inc. (b)               94,720
     2,853  Merit Medical Systems, Inc. (b)          44,707
     1,134  Neogen Corp. (b)                         46,902
       828  Thoratec Corp. (b)                       27,895
     1,159  Zoll Medical Corp. (b)                   80,736
                                              -------------
                                                  1,005,515
                                              -------------
            HEALTH CARE PROVIDERS & SERVICES
               -- 4.2%
       879  Air Methods Corp. (b)                    61,618
       931  AMERIGROUP Corp. (b)                     51,205
     3,430  AmerisourceBergen Corp.                 131,403
     2,521  Catalyst Health Solutions,
               Inc. (b)                             165,201
       196  Chemed Corp.                             11,919
     3,548  CIGNA Corp.                             176,584
       273  CorVel Corp. (b)                         12,599
     1,263  DaVita, Inc. (b)                        105,511
     1,687  Ensign Group (The), Inc.                 47,911
     1,315  Express Scripts, Inc. (b)                71,352
     7,564  Health Management Associates, Inc.,
               Class A (b)                           71,858
     1,424  Healthspring, Inc. (b)                   58,441
     1,139  Henry Schein, Inc. (b)                   75,698
       333  HMS Holdings Corp. (b)                   25,175
     1,106  IPC Hospitalist (The) Co. (b)            50,024
       734  Laboratory Corp. of America
               Holdings (b)                          66,618
       780  MEDNAX, Inc. (b)                         53,165
       812  MWI Veterinary Supply, Inc. (b)          72,317
     1,079  Patterson Cos., Inc.                     33,276
     1,373  PSS World Medical, Inc. (b)              32,856
     2,185  Universal Health Services, Inc.,
               Class B                              108,463
     2,738  WellCare Health Plans, Inc. (b)         120,061
                                              -------------
                                                  1,603,255
                                              -------------
            HEALTH CARE TECHNOLOGY -- 0.7%
     2,324  Cerner Corp. (b)                        154,523
       606  Computer Programs & Systems, Inc.        44,480
       822  Omnicell, Inc. (b)                       14,065
       440  Quality Systems, Inc.                    40,198
                                              -------------
                                                    253,266
                                              -------------
            HOTELS, RESTAURANTS & LEISURE
               -- 3.6%
        33  Biglari Holdings, Inc. (b)               12,150
     1,254  BJ's Restaurants, Inc. (b)               58,148
     2,302  Brinker International, Inc.              55,294


                       See Notes to Financial Statements                Page 105

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            HOTELS, RESTAURANTS & LEISURE
               (Continued)
       991  Buffalo Wild Wings, Inc. (b)      $      62,958
       320  CEC Entertainment, Inc.                  12,384
     1,795  Cheesecake Factory (The), Inc. (b)       51,750
       592  Chipotle Mexican Grill, Inc. (b)        192,151
       713  Darden Restaurants, Inc.                 36,220
       490  DineEquity, Inc. (b)                     25,529
       681  Life Time Fitness, Inc. (b)              28,438
       421  McDonald's Corp.                         36,408
       649  Panera Bread Co., Class A (b)            74,836
     1,541  Papa John's International, Inc. (b)      48,095
       666  Peet's Coffee & Tea, Inc. (b)            38,894
     3,441  Pinnacle Entertainment, Inc. (b)         49,654
     2,411  Sonic Corp. (b)                          25,798
     3,596  Starbucks Corp.                         144,164
     1,462  Texas Roadhouse, Inc.                    24,152
     4,220  Wyndham Worldwide Corp.                 145,970
     1,271  Wynn Resorts Ltd.                       195,327
     1,285  Yum! Brands, Inc.                        67,874
                                              -------------
                                                  1,386,194
                                              -------------
            HOUSEHOLD DURABLES -- 0.5%
     1,558  Harman International Industries,
               Inc.                                  64,813
     1,669  Tupperware Brands Corp.                 104,296
       507  Universal Electronics, Inc. (b)          11,869
                                              -------------
                                                    180,978
                                              -------------
            HOUSEHOLD PRODUCTS -- 0.1%
       669  Church & Dwight Co., Inc.                26,987
                                              -------------
            INDUSTRIAL CONGLOMERATES -- 0.6%
     2,066  Danaher Corp.                           101,461
     2,873  Tyco International Ltd.                 127,245
                                              -------------
                                                    228,706
                                              -------------
            INSURANCE -- 0.0%
       959  eHealth, Inc. (b)                        12,419
                                              -------------
            INTERNET & CATALOG RETAIL -- 2.0%
       892  Amazon.com, Inc. (b)                    198,488
     6,294  Expedia, Inc.                           199,457
     1,167  HSN, Inc. (b)                            38,149
       695  Netflix, Inc. (b)                       184,863
       277  priceline.com, Inc. (b)                 148,929
                                              -------------
                                                    769,886
                                              -------------
            INTERNET SOFTWARE & SERVICES -- 1.4%
       990  comScore, Inc. (b)                       21,592
     1,117  DealerTrack Holdings, Inc. (b)           25,903
     2,200  eBay, Inc. (b)                           72,050
     1,115  Equinix, Inc. (b)                       116,484
     2,782  Liquidity Services, Inc. (b)             67,269
     3,625  LivePerson, Inc. (b)                     44,624
     2,634  Rackspace Hosting, Inc. (b)             105,360


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            INTERNET SOFTWARE & SERVICES
               (Continued)
     1,582  RightNow Technologies, Inc. (b)   $      53,693
       961  Stamps.com, Inc.                         16,097
                                              -------------
                                                    523,072
                                              -------------
            IT SERVICES -- 2.7%
     1,496  Alliance Data Systems Corp. (b)         147,117
       674  Automatic Data Processing, Inc.          34,704
     1,129  Broadridge Financial Solutions,
               Inc.                                  26,035
     2,186  Cardtronics, Inc. (b)                    50,234
       694  CSG Systems International,
               Inc. (b)                              12,325
     2,024  Gartner, Inc. (b)                        74,706
     1,104  Global Payments, Inc.                    52,341
       639  International Business Machines
               Corp.                                116,202
       472  MasterCard, Inc., Class A               143,134
       929  MAXIMUS, Inc.                            35,887
     1,215  TeleTech Holdings, Inc. (b)              24,045
     3,031  Teradata Corp. (b)                      166,584
     1,299  Visa, Inc., Class A                     111,116
       738  Wright Express Corp. (b)                 36,310
                                              -------------
                                                  1,030,740
                                              -------------
            LEISURE EQUIPMENT & PRODUCTS --
               0.8%
     1,885  Brunswick Corp.                          41,150
     2,583  Mattel, Inc.                             68,863
     1,266  Polaris Industries, Inc.                150,084
     1,167  Sturm, Ruger & Co., Inc.                 31,882
                                              -------------
                                                    291,979
                                              -------------
            LIFE SCIENCES TOOLS & SERVICES --
               1.5%
     3,570  Agilent Technologies, Inc. (b)          150,511
       458  Covance, Inc. (b)                        26,221
       333  Mettler-Toledo International,
               Inc. (b)                              51,552
       544  PAREXEL International Corp. (b)          11,168
     2,639  PerkinElmer, Inc.                        64,550
       675  Techne Corp.                             51,158
     1,700  Thermo Fisher Scientific, Inc. (b)      102,153
     1,143  Waters Corp. (b)                        100,458
                                              -------------
                                                    557,771
                                              -------------
            MACHINERY -- 5.9%
       808  Cascade Corp.                            40,392
     1,334  Caterpillar, Inc.                       131,786
       898  CIRCOR International, Inc.               38,838
       543  CLARCOR, Inc.                            23,925
     1,650  Crane Co.                                76,428
       687  Cummins, Inc.                            72,053
       860  Deere & Co.                              67,519
       927  Donaldson Co., Inc.                      51,337
     2,691  Dover Corp.                             162,725
     1,066  EnPro Industries, Inc. (b)               49,292
     1,675  Gardner Denver, Inc.                    142,861
     2,778  Graco, Inc.                             122,038
     2,456  IDEX Corp.                              101,875


Page 106               See Notes to Financial Statements

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            MACHINERY (Continued)
       782  Ingersoll-Rand PLC                $      29,262
     1,327  John Bean Technologies Corp.             23,435
       746  Joy Global, Inc.                         70,064
     2,668  Kennametal, Inc.                        105,199
     1,570  Lincoln Electric Holdings, Inc.          53,725
       559  Lindsay Corp.                            35,385
     1,487  Nordson Corp.                            75,882
       694  PACCAR, Inc.                             29,710
     1,263  Pall Corp.                               62,619
     1,220  Parker Hannifin Corp.                    96,404
     1,243  Robbins & Myers, Inc.                    59,962
     2,273  Snap-on, Inc.                           129,243
       986  SPX Corp.                                74,187
     1,519  Stanley Black & Decker, Inc.             99,905
     2,234  Timken (The) Co.                         97,559
       584  Valmont Industries, Inc.                 56,852
     1,241  Wabtec Corp.                             80,069
                                              -------------
                                                  2,260,531
                                              -------------
            MARINE -- 0.2%
       993  Kirby Corp. (b)                          57,912
                                              -------------
            MEDIA -- 2.7%
       310  Arbitron, Inc.                           12,127
     4,321  Cablevision Systems Corp.,
               Class A                              105,260
     5,604  Comcast Corp., Class A                  134,608
     3,590  DIRECTV, Class A (b)                    181,941
    14,596  Interpublic Group of Cos. (The),
               Inc.                                 143,187
       522  John Wiley & Sons, Inc., Class A         26,131
     2,612  McGraw-Hill (The) Cos., Inc.            108,659
     1,474  Omnicom Group, Inc.                      69,160
     1,820  Time Warner Cable, Inc.                 133,424
     2,146  Viacom, Inc., Class B                   103,910
                                              -------------
                                                  1,018,407
                                              -------------
            METALS & MINING -- 1.4%
     1,725  Allegheny Technologies, Inc.            100,378
     1,721  AMCOL International Corp.                52,766
     2,440  Carpenter Technology Corp.              140,154
     1,536  Cliffs Natural Resources, Inc.          137,964
       670  Freeport-McMoRan Copper &
               Gold, Inc.                            35,483
     1,335  RTI International Metals, Inc. (b)       42,813
       771  United States Steel Corp.                30,832
                                              -------------
                                                    540,390
                                              -------------
            MULTILINE RETAIL -- 1.7%
     4,028  99 Cents Only Stores (b)                 79,553
     2,113  Dollar Tree, Inc. (b)                   139,944
     2,083  Family Dollar Stores, Inc.              110,628
     6,240  Macy's, Inc.                            180,149
     3,025  Nordstrom, Inc.                         151,734
                                              -------------
                                                    662,008
                                              -------------
            OFFICE ELECTRONICS -- 0.2%
     1,933  Zebra Technologies Corp.,
               Class A (b)                           77,320
                                              -------------

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            OIL, GAS & CONSUMABLE FUELS
               -- 1.7%
     1,759  Bill Barrett Corp. (b)            $      87,528
     1,651  Cabot Oil & Gas Corp.                   122,306
       732  CONSOL Energy, Inc.                      39,235
       218  Contango Oil & Gas Co. (b)               13,751
     5,419  El Paso Corp.                           111,361
     1,352  EQT Corp.                                85,825
     1,295  Gulfport Energy Corp. (b)                47,216
     2,529  Patriot Coal Corp. (b)                   47,823
     1,110  SM Energy Co.                            83,639
                                              -------------
                                                    638,684
                                              -------------
            PAPER & FOREST PRODUCTS -- 0.2%
     1,900  Buckeye Technologies, Inc.               51,091
     2,320  KapStone Paper & Packaging
               Corp. (b)                             36,169
                                              -------------
                                                     87,260
                                              -------------
            PERSONAL PRODUCTS -- 0.7%
     1,734  Estee Lauder (The) Cos., Inc.,
               Class A                              181,914
     1,080  Medifast, Inc. (b)                       20,844
     3,992  Prestige Brands Holdings, Inc. (b)       48,782
                                              -------------
                                                    251,540
                                              -------------
            PHARMACEUTICALS -- 2.8%
     1,349  Abbott Laboratories                      69,231
     1,315  Allergan, Inc.                          106,923
       946  Eli Lilly & Co.                          36,232
     2,803  Endo Pharmaceuticals Holdings,
               Inc. (b)                             104,412
     1,329  Hi-Tech Pharmacal Co., Inc. (b)          37,597
     2,950  Medicis Pharmaceutical Corp.,
               Class A                              109,681
     1,006  Merck & Co., Inc.                        34,335
     5,757  Mylan, Inc. (b)                         131,144
     1,281  Perrigo Co.                             115,687
     2,725  Questcor Pharmaceuticals, Inc. (b)       84,611
       322  Salix Pharmaceuticals Ltd. (b)           12,487
     1,386  ViroPharma, Inc. (b)                     25,059
     2,655  Watson Pharmaceuticals, Inc. (b)        178,230
                                              -------------
                                                  1,045,629
                                              -------------
            PROFESSIONAL SERVICES -- 0.7%
     1,868  Corporate Executive Board (The)
               Co.                                   75,934
       589  Exponent, Inc. (b)                       24,626
       866  Insperity, Inc.                          25,305
     2,142  Towers Watson & Co., Class A            130,983
       884  TrueBlue, Inc. (b)                       13,269
                                              -------------
                                                    270,117
                                              -------------
            REAL ESTATE INVESTMENT TRUSTS --
               2.7%
       630  Acadia Realty Trust                      13,224
       277  AvalonBay Communities, Inc.              37,171
     1,031  Boston Properties, Inc.                 110,688


                       See Notes to Financial Statements                Page 107

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            REAL ESTATE INVESTMENT TRUSTS
               (Continued)
       545  BRE Properties, Inc.              $      28,602
       885  Camden Property Trust                    59,357
     1,940  Duke Realty Corp.                        27,238
     1,183  Equity Residential                       73,133
       416  Essex Property Trust, Inc.               58,390
     1,202  Extra Space Storage, Inc.                25,554
       677  Health Care REIT, Inc.                   35,732
       211  Home Properties, Inc.                    13,825
       649  Kilroy Realty Corp.                      25,038
       487  LaSalle Hotel Properties                 12,180
     4,211  Lexington Realty Trust                   35,372
       508  Macerich (The) Co.                       26,990
       190  Mid-America Apartment
               Communities, Inc.                     13,450
       816  Pennsylvania Real Estate
               Investment Trust                      11,914
     1,258  Post Properties, Inc.                    53,339
     1,248  Rayonier, Inc.                           80,433
       611  Simon Property Group, Inc.               73,632
       984  SL Green Realty Corp.                    80,708
       951  Taubman Centers, Inc.                    56,965
       761  Vornado Realty Trust                     71,191
                                              -------------
                                                  1,024,126
                                              -------------
            REAL ESTATE MANAGEMENT &
               DEVELOPMENT -- 0.5%
     5,656  CB Richard Ellis Group, Inc.,
               Class A (b)                          123,301
       596  Jones Lang LaSalle, Inc.                 50,731
                                              -------------
                                                    174,032
                                              -------------
            ROAD & RAIL -- 2.1%
     5,416  CSX Corp.                               133,071
     2,391  J.B. Hunt Transport Services, Inc.      108,169
     1,898  Kansas City Southern (b)                112,646
     1,754  Landstar System, Inc.                    78,667
     1,895  Norfolk Southern Corp.                  143,452
     1,761  Old Dominion Freight Line,
               Inc. (b)                              65,245
     1,359  Union Pacific Corp.                     139,270
                                              -------------
                                                    780,520
                                              -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 4.2%
     3,936  Altera Corp.                            160,904
       906  Analog Devices, Inc.                     31,166
     8,003  Atmel Corp. (b)                          96,836
     2,156  CEVA, Inc. (b)                           65,154
     5,326  Cypress Semiconductor Corp. (b)         109,609
       491  Diodes, Inc. (b)                         11,563
       414  Hittite Microwave Corp. (b)              23,180
     5,442  Kopin Corp. (b)                          23,401
     5,896  Kulicke & Soffa Industries,
               Inc. (b)                              54,243
    19,946  LSI Corp. (b)                           146,803
     1,873  Microchip Technology, Inc.               63,214


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT (Continued)
     1,250  Microsemi Corp. (b)               $      24,813
     7,414  National Semiconductor Corp.            183,274
       333  Power Integrations, Inc.                 11,818
     5,148  Semtech Corp. (b)                       119,949
       950  Standard Microsystems Corp. (b)          22,477
     1,081  Texas Instruments, Inc.                  32,160
     1,258  TriQuint Semiconductor, Inc. (b)          9,460
     2,162  Ultratech, Inc. (b)                      56,969
     2,291  Varian Semiconductor Equipment
               Associates, Inc. (b)                 139,155
       794  Veeco Instruments, Inc. (b)              31,593
       520  Volterra Semiconductor Corp. (b)         13,400
     5,003  Xilinx, Inc.                            160,596
                                              -------------
                                                  1,591,737
                                              -------------
            SOFTWARE -- 5.1%
     2,414  ACI Worldwide, Inc. (b)                  87,290
       462  Blackbaud, Inc.                          11,735
     2,001  BMC Software, Inc. (b)                   86,483
     1,556  Bottomline Technologies, Inc. (b)        36,239
    10,663  Cadence Design Systems, Inc. (b)        110,149
     1,775  Citrix Systems, Inc. (b)                127,871
     1,153  CommVault Systems, Inc. (b)              44,644
     6,018  Electronic Arts, Inc. (b)               133,900
       265  FactSet Research Systems, Inc.           24,404
       900  Fair Isaac Corp.                         26,775
     2,409  Informatica Corp. (b)                   123,172
     1,096  Interactive Intelligence Group (b)       41,659
       685  Intuit, Inc. (b)                         31,989
     1,660  JDA Software Group, Inc. (b)             46,414
       744  Manhattan Associates, Inc. (b)           27,751
     2,122  Mentor Graphics Corp. (b)                24,254
     1,133  MICROS Systems, Inc. (b)                 55,483
       404  MicroStrategy, Inc., Class A (b)         64,385
     2,721  Monotype Imaging Holdings, Inc. (b)      37,278
     2,158  Oracle Corp.                             65,992
     1,185  Parametric Technology Corp. (b)          24,636
     1,840  Radiant Systems, Inc. (b)                51,870
       773  Red Hat, Inc. (b)                        32,528
       474  Rovi Corp. (b)                           25,108
       952  Salesforce.com, Inc. (b)                137,764
       951  Solera Holdings, Inc.                    53,142
     1,294  Sourcefire, Inc. (b)                     31,807
     3,601  Symantec Corp. (b)                       68,635
       808  Synchronoss Technologies, Inc. (b)       23,634
     4,299  Take-Two Interactive Software,
               Inc. (b)                              57,993
     1,038  Taleo Corp., Class A (b)                 34,358
     3,880  TIBCO Software, Inc. (b)                101,035
     1,436  Tyler Technologies, Inc. (b)             36,604
     1,479  Websense, Inc. (b)                       33,544
                                              -------------
                                                  1,920,525
                                              -------------
            SPECIALTY RETAIL -- 7.1%
     2,726  Abercrombie & Fitch Co., Class A        199,325
     1,041  Ann, Inc. (b)                            27,004
     4,134  Ascena Retail Group, Inc. (b)           133,611


Page 108               See Notes to Financial Statements

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            SPECIALTY RETAIL (Continued)
       482  AutoZone, Inc. (b)                $     137,587
     3,126  Bed Bath & Beyond, Inc. (b)             182,840
       599  Buckle (The), Inc.                       26,542
     1,888  Cabela's, Inc. (b)                       51,656
     5,517  CarMax, Inc. (b)                        176,378
     7,393  Chico's FAS, Inc.                       111,560
     1,464  Dick's Sporting Goods, Inc. (b)          54,168
     2,395  Finish Line (The), Inc., Class A         51,013
     1,261  Genesco, Inc. (b)                        65,320
       645  Guess?, Inc.                             24,587
     1,259  Hibbett Sports, Inc. (b)                 49,403
       351  J. Crew Group, Inc. (b) (c)                   -
       769  JoS. A. Bank Clothiers, Inc. (b)         39,457
     4,745  Limited Brands, Inc.                    179,646
       505  Lumber Liquidators Holdings,
               Inc. (b)                               7,934
     1,949  Men's Wearhouse (The), Inc.              63,908
     1,031  Monro Muffler Brake, Inc.                36,869
     2,168  O'Reilly Automotive, Inc. (b)           128,996
     2,482  PetSmart, Inc.                          106,776
     2,277  Ross Stores, Inc.                       172,528
     1,183  Rue21, Inc. (b)                          38,885
     3,653  Select Comfort Corp. (b)                 61,443
     2,324  Tiffany & Co.                           184,967
     2,084  TJX (The) Cos., Inc.                    115,245
     2,104  Tractor Supply Co.                      138,696
     1,435  Vitamin Shoppe, Inc. (b)                 62,509
       745  Williams-Sonoma, Inc.                    27,580
     1,027  Zumiez, Inc. (b)                         27,287
                                              -------------
                                                  2,683,720
                                              -------------
            TEXTILES, APPAREL & LUXURY GOODS
               -- 4.8%
       833  Carter's, Inc. (b)                       27,906
     2,854  Coach, Inc.                             184,254
     2,551  Crocs, Inc. (b)                          79,923
       925  Deckers Outdoor Corp. (b)                91,806
     1,196  Fossil, Inc. (b)                        150,301
     2,856  Hanesbrands, Inc. (b)                    87,137
     2,118  Iconix Brand Group, Inc. (b)             49,413
     1,390  Maidenform Brands, Inc. (b)              35,932
       788  NIKE, Inc., Class B                      71,038
     1,518  Oxford Industries, Inc.                  59,475
     1,376  Polo Ralph Lauren Corp.                 185,856
     1,720  PVH Corp.                               123,066
     1,751  Steven Madden, Ltd. (b)                  66,713
     3,275  Timberland (The) Co., Class A (b)       140,137
     1,763  True Religion Apparel, Inc. (b)          59,396
     1,821  Under Armour, Inc., Class A (b)         133,680
     1,681  VF Corp.                                196,341
       521  Warnaco Group (The), Inc. (b)            27,769
     1,228  Wolverine World Wide, Inc.               46,504
                                              -------------
                                                  1,816,647
                                              -------------

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            TOBACCO -- 0.6%
     1,304  Lorillard, Inc.                   $     138,511
       532  Philip Morris International, Inc.        37,862
       958  Reynolds American, Inc.                  33,722
                                              -------------
                                                    210,095
                                              -------------
            TRADING COMPANIES & DISTRIBUTORS
               -- 1.1%
     3,946  Fastenal Co.                            132,783
       409  MSC Industrial Direct Co., Inc.,
               Class A                               25,268
     2,216  United Rentals, Inc. (b)                 50,990
     1,187  W.W. Grainger, Inc.                     176,115
       828  Watsco, Inc.                             49,001
                                              -------------
                                                    434,157
                                              -------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 0.5%
    10,601  MetroPCS Communications, Inc. (b)       172,584
     1,255  NTELOS Holdings Corp.                    24,372
                                              -------------
                                                    196,956
                                              -------------
            TOTAL COMMON STOCKS -- 99.9%         37,979,864
              (Cost $36,947,612)

            MONEY MARKET FUND -- 0.3%
   101,617  Morgan Stanley Institutional Treasury
              Money Market Fund - 0.01% (d)         101,617
             (Cost $101,617)                  -------------

            TOTAL INVESTMENTS -- 100.2%          38,081,481
              (Cost $37,049,229) (e)
            NET OTHER ASSETS AND
              LIABILITIES -- (0.2)%                 (91,676)
                                              -------------
            NET ASSETS -- 100.0%              $  37,989,805
                                              -------------

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with the Investment Company Act of 1940, as amended.

(d)   Represents annualized 7-day yield at July 31, 2011.

(e) Aggregate cost for federal income tax purposes is $37,236,648. As of July 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,927,310 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,082,477.


                       See Notes to Financial Statements                Page 109

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

JULY 31, 2011

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1     LEVEL 2       LEVEL 3
-----------------------------------------------------------
Common Stocks*         $37,979,864  $      --     $      --
Money Market Fund          101,617         --            --
                      -------------------------------------
Total Investments      $38,081,481  $      --     $      --
                      =====================================

* See Portfolio of Investments for industry breakout.


Page 110               See Notes to Financial Statements

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS (a)
JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS -- 100.0%
            AEROSPACE & DEFENSE -- 1.7%
       304  Alliant Techsystems, Inc.         $      19,830
       366  Huntington Ingalls Industries,
               Inc. (b)                              12,254
                                              -------------
                                                     32,084
                                              -------------
            AIRLINES -- 0.7%
     2,853  JetBlue Airways Corp. (b)                13,666
                                              -------------
            AUTOMOBILES -- 0.6%
       438  Thor Industries, Inc.                    10,832
                                              -------------
            CAPITAL MARKETS -- 1.3%
     1,705  Apollo Investment Corp.                  16,334
       131  Raymond James Financial, Inc.             4,160
       187  SEI Investments Co.                       3,699
                                              -------------
                                                     24,193
                                              -------------
            CHEMICALS -- 5.8%
       336  Ashland, Inc.                            20,577
       546  Cabot Corp.                              21,348
        74  Cytec Industries, Inc.                    4,144
       262  Minerals Technologies, Inc.              16,972
       960  Olin Corp.                               20,073
       183  RPM International, Inc.                   3,858
        82  Scotts Miracle-Gro (The) Co.,
               Class A                                4,138
       340  Sensient Technologies Corp.              12,621
       241  Valspar (The) Corp.                       7,922
                                              -------------
                                                    111,653
                                              -------------
            COMMERCIAL BANKS -- 3.0%
        74  Cullen/Frost Bankers, Inc.                3,987
       208  East West Bancorp, Inc.                   3,861
       255  FirstMerit Corp.                          3,726
       393  Fulton Financial Corp.                    3,989
     1,040  International Bancshares Corp.           17,493
        96  Prosperity Bancshares, Inc.               3,987
       631  TCF Financial Corp.                       8,026
       180  Trustmark Corp.                           3,922
       413  Webster Financial Corp.                   8,433
                                              -------------
                                                     57,424
                                              -------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 2.0%
       291  Brink's (The) Co.                         8,683
       804  Corrections Corp. of America (b)         17,254
       511  Deluxe Corp.                             12,029
                                              -------------
                                                     37,966
                                              -------------
            COMMUNICATIONS EQUIPMENT -- 0.4%
       238  Plantronics, Inc.                         8,151
                                              -------------

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            CONSTRUCTION & ENGINEERING --
               1.8%
       637  Aecom Technology Corp. (b)        $      15,759
       112  KBR, Inc.                                 3,993
       388  URS Corp. (b)                            15,842
                                              -------------
                                                     35,594
                                              -------------
            CONTAINERS & PACKAGING -- 3.6%
       166  AptarGroup, Inc.                          8,474
       194  Greif, Inc., Class A                     11,844
       622  Packaging Corp. of America               16,589
       262  Rock-Tenn Co., Class A                   16,102
       355  Sonoco Products Co.                      11,378
       141  Temple-Inland, Inc.                       4,233
                                              -------------
                                                     68,620
                                              -------------
            DIVERSIFIED CONSUMER SERVICES --
               2.5%
     1,029  Career Education Corp. (b)               23,348
       216  Matthews International Corp.,
               Class A                                7,817
     1,136  Regis Corp.                              16,870
                                              -------------
                                                     48,035
                                              -------------
            ELECTRIC UTILITIES -- 4.8%
       362  Cleco Corp.                              12,569
     1,049  Great Plains Energy, Inc.                21,158
       361  Hawaiian Electric Industries, Inc.        8,447
       440  IDACORP, Inc.                            17,252
     1,134  NV Energy, Inc.                          16,829
       647  Westar Energy, Inc.                      16,699
                                              -------------
                                                     92,954
                                              -------------
            ELECTRICAL EQUIPMENT -- 0.8%
       134  Hubbell, Inc., Class B                    7,969
       130  Regal-Beloit Corp.                        7,882
                                              -------------
                                                     15,851
                                              -------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 5.8%
       523  Arrow Electronics, Inc. (b)              18,174
       681  Avnet, Inc. (b)                          19,953
     1,199  Ingram Micro, Inc., Class A (b)          22,242
       361  Itron, Inc. (b)                          15,537
       355  Tech Data Corp. (b)                      16,568
     1,447  Vishay Intertechnology, Inc. (b)         19,925
                                              -------------
                                                    112,399
                                              -------------
            ENERGY EQUIPMENT & SERVICES --
               3.0%
       638  Exterran Holdings, Inc. (b)              11,790
       526  Helix Energy Solutions Group,
               Inc. (b)                              10,299
       275  Patterson-UTI Energy, Inc.                8,946
       161  Tidewater, Inc.                           8,749
       285  Unit Corp. (b)                           17,103
                                              -------------
                                                     56,887
                                              -------------

                       See Notes to Financial Statements                Page 111

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            FOOD & STAPLES RETAILING -- 1.1%
       172  BJ's Wholesale Club, Inc. (b)     $       8,660
       290  Ruddick Corp.                            12,151
                                              -------------
                                                     20,811
                                              -------------
            FOOD PRODUCTS -- 2.0%
        69  Lancaster Colony Corp.                    4,149
       146  Ralcorp Holdings, Inc. (b)               12,629
       995  Smithfield Foods, Inc. (b)               21,910
                                              -------------
                                                     38,688
                                              -------------
            GAS UTILITIES -- 3.3%
       310  AGL Resources, Inc.                      12,648
       522  Atmos Energy Corp.                       17,450
       237  Questar Corp.                             4,368
       545  UGI Corp.                                16,514
       328  WGL Holdings, Inc.                       12,730
                                              -------------
                                                     63,710
                                              -------------
            HEALTH CARE EQUIPMENT & SUPPLIES
               -- 1.0%
       425  Immucor, Inc. (b)                        11,262
       142  Teleflex, Inc.                            8,553
                                              -------------
                                                     19,815
                                              -------------
            HEALTH CARE PROVIDERS &
               SERVICES -- 3.8%
       847  Community Health Systems, Inc. (b)       21,886
     1,013  Kindred Healthcare, Inc. (b)             19,085
       557  LifePoint Hospitals, Inc. (b)            20,665
       122  Owens & Minor, Inc.                       3,721
       410  VCA Antech, Inc. (b)                      8,011
                                              -------------
                                                     73,368
                                              -------------
            HOTELS, RESTAURANTS & LEISURE
               -- 2.7%
       497  Bob Evans Farms, Inc.                    17,166
     2,001  Boyd Gaming Corp. (b)                    17,489
       444  International Speedway Corp.,
               Class A                               12,419
       830  Wendy's (The) Co.                         4,374
                                              -------------
                                                     51,448
                                              -------------
            HOUSEHOLD DURABLES -- 2.0%
       905  American Greetings Corp., Class A        20,064
       289  Mohawk Industries, Inc. (b)              15,037
         6  NVR, Inc. (b)                             4,080
                                              -------------
                                                     39,181
                                              -------------
            HOUSEHOLD PRODUCTS -- 0.5%
       120  Energizer Holdings, Inc. (b)              9,677
                                              -------------
            INDUSTRIAL CONGLOMERATES -- 0.2%
        85  Carlisle Cos., Inc.                       3,675
                                              -------------

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            INSURANCE -- 10.0%
       610  American Financial Group, Inc.    $      20,728
       490  Aspen Insurance Holdings Ltd.            12,691
       164  Brown & Brown, Inc.                       3,577
       106  Everest Re Group, Ltd.                    8,705
     1,382  Fidelity National Financial, Inc.,
               Class A                               22,526
       808  First American Financial Corp.           12,920
       335  Hanover Insurance Group, Inc.            12,130
       401  HCC Insurance Holdings, Inc.             12,082
       320  Mercury General Corp.                    11,885
       546  Protective Life Corp.                    11,608
       285  Reinsurance Group of America, Inc.       16,590
       412  StanCorp Financial Group, Inc.           13,703
        86  Transatlantic Holdings, Inc.              4,404
       587  Unitrin, Inc.                            16,536
       389  W. R. Berkley Corp.                      11,977
                                              -------------
                                                    192,062
                                              -------------
            INTERNET SOFTWARE & SERVICES --
               0.7%
       762  ValueClick, Inc. (b)                     13,762
                                              -------------
            IT SERVICES -- 2.6%
       321  Acxiom Corp. (b)                          4,411
       520  CoreLogic, Inc. (b)                       8,206
       329  DST Systems, Inc.                        16,841
       489  ManTech International Corp.,
               Class A                               19,951
                                              -------------
                                                     49,409
                                              -------------
            LIFE SCIENCES TOOLS & SERVICES
               -- 0.6%
        73  Bio-Rad Laboratories, Inc.,
               Class A (b)                            7,957
       157  Pharmaceutical Product
               Development, Inc.                      4,526
                                              -------------
                                                     12,483
                                              -------------
            MACHINERY -- 2.4%
       256  AGCO Corp. (b)                           12,139
       129  Harsco Corp.                              3,536
       752  Oshkosh Corp. (b)                        18,665
       104  Pentair, Inc.                             3,828
       249  Trinity Industries, Inc.                  7,418
                                              -------------
                                                     45,586
                                              -------------
            MEDIA -- 3.8%
     2,679  Harte-Hanks, Inc.                        21,888
       699  Meredith Corp.                           20,865
     1,450  New York Times (The) Co.,
               Class A (b)                           12,441
       653  Scholastic Corp.                         18,754
                                              -------------
                                                     73,948
                                              -------------
            METALS & MINING -- 1.7%
       254  Reliance Steel & Aluminum Co.            11,941
       778  Steel Dynamics, Inc.                     12,152


Page 112               See Notes to Financial Statements

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            METALS & MINING (Continued)
       376  Worthington Industries, Inc.      $       7,885
                                              -------------
                                                     31,978
                                              -------------
            MULTILINE RETAIL -- 0.4%
       779  Saks, Inc. (b)                            8,366
                                              -------------
            MULTI-UTILITIES -- 3.9%
       427  Alliant Energy Corp.                     16,828
       577  Black Hills Corp.                        17,241
       774  MDU Resources Group, Inc.                16,687
        91  NSTAR                                     4,034
       173  OGE Energy Corp.                          8,657
       453  Vectren Corp.                            11,964
                                              -------------
                                                     75,411
                                              -------------
            OIL, GAS & CONSUMABLE FUELS --
               3.8%
       473  Arch Coal, Inc.                          12,109
       140  Cimarex Energy Co.                       12,337
       302  Comstock Resources, Inc. (b)              9,634
       307  Energen Corp.                            18,054
       325  Forest Oil Corp. (b)                      8,450
       228  Plains Exploration & Production
               Co. (b)                                8,894
       105  Southern Union Co.                        4,515
                                              -------------
                                                     73,993
                                              -------------
            PAPER & FOREST PRODUCTS -- 1.0%
       229  Domtar Corp.                             18,309
                                              -------------
            PROFESSIONAL SERVICES -- 0.6%
       229  FTI Consulting, Inc. (b)                  8,311
       191  Korn/Ferry International (b)              4,114
                                              -------------
                                                     12,425
                                              -------------
            ROAD & RAIL -- 0.6%
       504  Werner Enterprises, Inc.                 11,869
                                              -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 3.9%
     1,302  Fairchild Semiconductor
               International, Inc. (b)               19,543
     2,214  Integrated Device Technology,
               Inc. (b)                              15,144
       778  International Rectifier Corp. (b)        19,987
       490  Lam Research Corp. (b)                   20,031
                                              -------------
                                                     74,705
                                              -------------
            SOFTWARE -- 0.4%
       338  Synopsys, Inc. (b)                        8,102
                                              -------------
            SPECIALTY RETAIL -- 5.6%
       770  Aaron's, Inc.                            19,412
     1,706  American Eagle Outfitters, Inc.          22,417
       763  Barnes & Noble, Inc.                     13,276
     1,481  Collective Brands, Inc. (b)              17,446
       531  Foot Locker, Inc.                        11,539


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            SPECIALTY RETAIL (Continued)
       999  Office Depot, Inc. (b)            $       3,776
       712  Rent-A-Center, Inc.                      19,259
                                              -------------
                                                    107,125
                                              -------------
            THRIFTS & MORTGAGE FINANCE --
               0.8%
       329  Astoria Financial Corp.                   3,833
       319  First Niagara Financial Group,
               Inc.                                   3,907
       581  New York Community Bancorp, Inc.          7,861
                                              -------------
                                                     15,601
                                              -------------
            TOBACCO -- 1.1%
       578  Universal Corp.                          21,224
                                              -------------
            TRADING COMPANIES & DISTRIBUTORS
               -- 0.7%
       340  GATX Corp.                               13,406
                                              -------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 1.0%
       700  Telephone and Data Systems, Inc.         19,852
                                              -------------

            TOTAL INVESTMENTS -- 100.0%           1,926,298
              (Cost $2,086,851) (c)
            NET OTHER ASSETS AND
              LIABILITIES -- 0.0%                       961
                                              -------------
            NET ASSETS -- 100.0%              $   1,927,259
                                              -------------

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $2,098,572. As of July 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $9,157 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $181,431.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1     LEVEL 2       LEVEL 3
-----------------------------------------------------------
Common Stocks*         $ 1,926,298  $      --     $      --
                       ====================================

* See Portfolio of Investments for industry breakout.


                       See Notes to Financial Statements                Page 113

FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS (a)
JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS -- 99.9%
            AEROSPACE & DEFENSE -- 1.0%
     1,699  BE Aerospace, Inc. (b)            $      67,620
                                              -------------
            AIR FREIGHT & LOGISTICS -- 0.6%
     2,549  UTI Worldwide, Inc.                      41,217
                                              -------------
            AIRLINES -- 1.1%
     1,266  Alaska Air Group, Inc. (b)               77,378
                                              -------------
            AUTO COMPONENTS -- 1.7%
     1,072  BorgWarner, Inc. (b)                     85,353
     1,147  Gentex Corp.                             32,506
                                              -------------
                                                    117,859
                                              -------------
            BEVERAGES -- 1.2%
     1,070  Hansen Natural Corp. (b)                 81,983
                                              -------------
            BIOTECHNOLOGY -- 1.0%
     1,332  Vertex Pharmaceuticals, Inc. (b)         69,078
                                              -------------
            CAPITAL MARKETS -- 0.8%
       341  Affiliated Managers Group,
               Inc. (b)                              35,576
       461  Waddell & Reed Financial, Inc.,
               Class A                               16,919
                                              -------------
                                                     52,495
                                              -------------
            CHEMICALS -- 3.4%
     1,252  Albemarle Corp.                          83,358
       517  Lubrizol (The) Corp.                     69,589
       509  NewMarket Corp.                          83,486
                                              -------------
                                                    236,433
                                              -------------
            COMMERCIAL BANKS -- 0.7%
       840  SVB Financial Group (b)                  51,257
                                              -------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 3.1%
     1,678  Clean Harbors, Inc. (b)                  88,515
       743  Copart, Inc. (b)                         32,283
     1,843  Herman Miller, Inc.                      42,407
       820  Rollins, Inc.                            15,654
     1,092  Waste Connections, Inc.                  35,206
                                              -------------
                                                    214,065
                                              -------------
            COMMUNICATIONS EQUIPMENT -- 2.2%
       433  ADTRAN, Inc.                             14,328
       910  Ciena Corp. (b)                          14,069
     2,695  Polycom, Inc. (b)                        72,846
     1,751  Riverbed Technology, Inc. (b)            50,131
                                              -------------
                                                    151,374
                                              -------------
            CONTAINERS & PACKAGING -- 0.7%
     1,225  Silgan Holdings, Inc.                    47,506
                                              -------------
            DISTRIBUTORS -- 0.9%
     2,658  LKQ Corp. (b)                            65,307
                                              -------------

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            DIVERSIFIED CONSUMER SERVICES --
               1.9%
       642  ITT Educational Services,
               Inc. (b)                       $      55,000
     5,935  Service Corp. International              62,139
       385  Sotheby's                                16,305
                                              -------------
                                                    133,444
                                              -------------
            DIVERSIFIED FINANCIAL SERVICES --
               0.2%
       443  MSCI, Inc., Class A (b)                  15,722
                                              -------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 0.5%
     1,688  tw telecom, Inc. (b)                     33,338
                                              -------------
            ELECTRIC UTILITIES -- 0.7%
     1,665  DPL, Inc.                                50,366
                                              -------------
            ELECTRICAL EQUIPMENT -- 1.8%
       299  Acuity Brands, Inc.                      14,558
     1,545  AMETEK, Inc.                             65,663
       644  Thomas & Betts Corp. (b)                 31,414
       481  Woodward, Inc.                           16,595
                                              -------------
                                                    128,230
                                              -------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 0.4%
     1,168  National Instruments Corp.               30,181
                                              -------------
            ENERGY EQUIPMENT & SERVICES --
               3.8%
       379  Atwood Oceanics, Inc. (b)                17,699
       532  CARBO Ceramics, Inc.                     83,029
       413  Oceaneering International, Inc.          17,842
     1,084  Oil States International, Inc. (b)       87,479
     1,351  Superior Energy Services, Inc. (b)       56,053
                                              -------------
                                                    262,102
                                              -------------
            FOOD PRODUCTS -- 3.3%
     1,567  Corn Products International, Inc.        79,745
     2,277  Flowers Foods, Inc.                      49,912
       971  Green Mountain Coffee Roasters,
               Inc. (b)                             100,935
                                              -------------
                                                    230,592
                                              -------------
            HEALTH CARE EQUIPMENT & SUPPLIES
               -- 3.3%
       875  Cooper (The) Cos., Inc.                  66,929
       502  Gen-Probe, Inc. (b)                      30,396
     1,505  Hill-Rom Holdings, Inc.                  56,121
       870  Kinetic Concepts, Inc. (b)               58,238
       510  Thoratec Corp. (b)                       17,182
                                              -------------
                                                    228,866
                                              -------------
            HEALTH CARE PROVIDERS & SERVICES
               -- 5.2%
     1,553  Catalyst Health Solutions,
               Inc. (b)                             101,768
     4,656  Health Management Associates, Inc.,
               Class A (b)                           44,232


Page 114               See Notes to Financial Statements

FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            HEALTH CARE PROVIDERS &
               SERVICES (Continued)
       701  Henry Schein, Inc. (b)            $      46,588
       481  MEDNAX, Inc. (b)                         32,785
     1,345  Universal Health Services, Inc.,
               Class B                               66,766
     1,686  WellCare Health Plans, Inc. (b)          73,931
                                              -------------
                                                    366,070
                                              -------------
            HOTELS, RESTAURANTS & LEISURE --
               1.9%
     1,416  Brinker International, Inc.              34,012
     1,105  Cheesecake Factory (The), Inc. (b)       31,857
       418  Life Time Fitness, Inc. (b)              17,456
       398  Panera Bread Co., Class A (b)            45,894
                                              -------------
                                                    129,219
                                              -------------
            HOUSEHOLD DURABLES -- 0.9%
     1,028  Tupperware Brands Corp.                  64,240
                                              -------------
            HOUSEHOLD PRODUCTS -- 0.2%
       413  Church & Dwight Co., Inc.                16,660
                                              -------------
            INTERNET SOFTWARE & SERVICES --
               2.0%
       686  Equinix, Inc. (b)                        71,666
     1,622  Rackspace Hosting, Inc. (b)              64,880
                                              -------------
                                                    136,546
                                              -------------
            IT SERVICES -- 2.7%
       922  Alliance Data Systems Corp. (b)          90,669
       694  Broadridge Financial Solutions,
               Inc.                                  16,004
     1,246  Gartner, Inc. (b)                        45,990
       679  Global Payments, Inc.                    32,191
                                              -------------
                                                    184,854
                                              -------------
            LEISURE EQUIPMENT & PRODUCTS --
               1.3%
       779  Polaris Industries, Inc.                 92,350
                                              -------------
            LIFE SCIENCES TOOLS & SERVICES --
               1.1%
       280  Covance, Inc. (b)                        16,030
       204  Mettler-Toledo International,
               Inc. (b)                              31,581
       415  Techne Corp.                             31,453
                                              -------------
                                                     79,064
                                              -------------
            MACHINERY -- 9.2%
     1,016  Crane Co.                                47,061
       572  Donaldson Co., Inc.                      31,677
     1,030  Gardner Denver, Inc.                     87,849
     1,710  Graco, Inc.                              75,120
     1,512  IDEX Corp.                               62,718
     1,643  Kennametal, Inc.                         64,783
       966  Lincoln Electric Holdings, Inc.          33,057
       916  Nordson Corp.                            46,743
       608  SPX Corp.                                45,746
     1,374  Timken (The) Co.                         60,003


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            MACHINERY (Continued)
       359  Valmont Industries, Inc.          $      34,949
       764  Wabtec Corp.                             49,293
                                              -------------
                                                    638,999
                                              -------------
            MARINE -- 0.5%
       611  Kirby Corp. (b)                          35,634
                                              -------------
            MEDIA -- 0.2%
       322  John Wiley & Sons, Inc., Class A         16,119
                                              -------------
            METALS & MINING -- 1.2%
     1,503  Carpenter Technology Corp.               86,332
                                              -------------
            MULTILINE RETAIL -- 1.9%
     2,479  99 Cents Only Stores (b)                 48,961
     1,301  Dollar Tree, Inc. (b)                    86,165
                                              -------------
                                                    135,126
                                              -------------
            OFFICE ELECTRONICS -- 0.7%
     1,190  Zebra Technologies Corp.,
               Class A (b)                           47,600
                                              -------------
            OIL, GAS & CONSUMABLE FUELS --
               1.9%
     1,083  Bill Barrett Corp. (b)                   53,890
     1,556  Patriot Coal Corp. (b)                   29,424
       684  SM Energy Co.                            51,539
                                              -------------
                                                    134,853
                                              -------------
            PHARMACEUTICALS -- 2.9%
     1,724  Endo Pharmaceuticals Holdings,
               Inc. (b)                              64,219
     1,815  Medicis Pharmaceutical Corp.,
               Class A                               67,482
       789  Perrigo Co.                              71,254
                                              -------------
                                                    202,955
                                              -------------
            PROFESSIONAL SERVICES -- 1.8%
     1,149  Corporate Executive Board (The) Co.      46,707
     1,318  Towers Watson & Co., Class A             80,596
                                              -------------
                                                    127,303
                                              -------------
            REAL ESTATE INVESTMENT TRUSTS --
               3.7%
       336  BRE Properties, Inc.                     17,633
       545  Camden Property Trust                    36,553
     1,195  Duke Realty Corp.                        16,778
       254  Essex Property Trust, Inc.               35,652
       310  Macerich (The) Co.                       16,470
       769  Rayonier, Inc.                           49,562
       607  SL Green Realty Corp.                    49,786
       586  Taubman Centers, Inc.                    35,102
                                              -------------
                                                    257,536
                                              -------------
            REAL ESTATE MANAGEMENT &
               DEVELOPMENT -- 0.5%
       369  Jones Lang LaSalle, Inc.                 31,409
                                              -------------


                       See Notes to Financial Statements                Page 115

FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            ROAD & RAIL -- 2.6%
     1,471  J.B. Hunt Transport Services,
               Inc.                           $      66,548
     1,168  Kansas City Southern (b)                 69,321
     1,079  Landstar System, Inc.                    48,393
                                              -------------
                                                    184,262
                                              -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 4.1%
     4,927  Atmel Corp. (b)                          59,617
     3,278  Cypress Semiconductor Corp. (b)          67,461
     3,170  Semtech Corp. (b)                        73,861
     1,409  Varian Semiconductor Equipment
               Associates, Inc. (b)                  85,583
                                              -------------
                                                    286,522
                                              -------------
            SOFTWARE -- 5.8%
     1,486  ACI Worldwide, Inc. (b)                  53,734
     6,564  Cadence Design Systems, Inc. (b)         67,806
       162  FactSet Research Systems, Inc.           14,919

       554  Fair Isaac Corp.                         16,481
     1,483  Informatica Corp. (b)                    75,826
     1,307  Mentor Graphics Corp. (b)                14,939
       698  MICROS Systems, Inc. (b)                 34,181
       729  Parametric Technology Corp. (b)          15,156
       289  Rovi Corp. (b)                           15,308
       586  Solera Holdings, Inc.                    32,746
     2,388  TIBCO Software, Inc. (b)                 62,183
                                              -------------
                                                    403,279
                                              -------------
            SPECIALTY RETAIL -- 5.5%
       642  Ann, Inc. (b)                            16,653
     2,543  Ascena Retail Group, Inc. (b)            82,190
     4,551  Chico's FAS, Inc.                        68,675
       902  Dick's Sporting Goods, Inc. (b)          33,374
       398  Guess?, Inc.                             15,172
     1,527  PetSmart, Inc.                           65,692
     1,295  Tractor Supply Co.                       85,366
       456  Williams-Sonoma, Inc.                    16,881
                                              -------------
                                                    384,003
                                              -------------
            TEXTILES, APPAREL & LUXURY GOODS
               -- 6.7%
       569  Deckers Outdoor Corp. (b)                56,473
       736  Fossil, Inc. (b)                         92,493
     1,758  Hanesbrands, Inc. (b)                    53,637
     1,058  PVH Corp.                                75,700
     2,016  Timberland (The) Co., Class A (b)        86,265
     1,120  Under Armour, Inc., Class A (b)          82,219
       321  Warnaco Group (The), Inc. (b)            17,109
                                              -------------
                                                    463,896
                                              -------------
            TRADING COMPANIES & DISTRIBUTORS
               -- 1.1%
       251  MSC Industrial Direct Co., Inc.,
               Class A                               15,507
     1,365  United Rentals, Inc. (b)                 31,408
       510  Watsco, Inc.                             30,182
                                              -------------
                                                     77,097
                                              -------------

            DESCRIPTION                               VALUE
-----------------------------------------------------------

            TOTAL INVESTMENTS -- 99.9%        $   6,968,341
              (Cost $7,336,836) (c)
            NET OTHER ASSETS AND
              LIABILITIES -- 0.1%                     7,703
                                              -------------
            NET ASSETS -- 100.0%              $   6,976,044
                                              -------------

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $7,361,184. As of July 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $59,527 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $452,370.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1     LEVEL 2       LEVEL 3
-----------------------------------------------------------
Common Stocks*          $6,968,341  $      --     $      --
                        ===================================

* See Portfolio of Investments for industry breakout.


Page 116               See Notes to Financial Statements

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS (a)
JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS -- 99.9%
            AEROSPACE & DEFENSE -- 2.7%
       204  AAR Corp.                         $       5,986
       213  Ceradyne, Inc. (b)                        6,903
       427  Curtiss-Wright Corp.                     13,647
       109  Esterline Technologies Corp. (b)          8,324
       191  Moog, Inc., Class A (b)                   7,822
       328  Orbital Sciences Corp. (b)                5,681
       110  Teledyne Technologies, Inc. (b)           5,965
                                              -------------
                                                     54,328
                                              -------------
            AIRLINES -- 0.6%
       918  SkyWest, Inc.                            11,805
                                              -------------
            AUTO COMPONENTS -- 1.9%
       336  Drew Industries, Inc.                     7,157
     1,536  Spartan Motors, Inc.                      7,066
       726  Standard Motor Products, Inc.            10,309
       625  Superior Industries International,
               Inc.                                  12,650
                                              -------------
                                                     37,182
                                              -------------
            AUTOMOBILES -- 0.2%
       572  Winnebago Industries, Inc. (b)            4,799
                                              -------------
            BUILDING PRODUCTS -- 1.1%
       269  Griffon Corp. (b)                         2,542
       165  Quanex Building Products Corp.            2,586
        91  Simpson Manufacturing Co., Inc.           2,575
       462  Universal Forest Products, Inc.          13,615
                                              -------------
                                                     21,318
                                              -------------
            CAPITAL MARKETS -- 2.0%
       381  Calamos Asset Management, Inc.,
               Class A                                5,189
       789  Investment Technology Group,
               Inc. (b)                               9,602
       384  Piper Jaffray Cos. (b)                   11,321
     1,367  Prospect Capital Corp.                   12,713
                                              -------------
                                                     38,825
                                              -------------
            CHEMICALS -- 3.6%
       329  A. Schulman, Inc.                         7,287
       209  American Vanguard Corp.                   2,855
       321  Arch Chemicals, Inc.                     15,126
       453  H.B. Fuller Co.                          10,356
       340  OM Group, Inc. (b)                       12,335
       156  Stepan Co.                               12,371
       741  STR Holdings, Inc. (b)                   10,196
                                              -------------
                                                     70,526
                                              -------------
            COMMERCIAL BANKS -- 3.8%
        82  City Holding Co.                          2,564
       157  Columbia Banking System, Inc.             2,765
       223  Community Bank System, Inc.               5,611
       262  F.N.B. Corp.                              2,620
     1,445  First Commonwealth Financial Corp.        7,427
       162  First Financial Bancorp                   2,594
       201  Glacier Bancorp, Inc.                     2,641

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMERCIAL BANKS (Continued)
       211  Independent Bank Corp.            $       5,602
       250  NBT Bancorp, Inc.                         5,510
       251  Old National Bancorp                      2,560
       196  PrivateBancorp, Inc.                      2,311
       297  S&T Bancorp, Inc.                         5,649
       323  Simmons First National Corp.,
               Class A                                7,804
       339  Susquehanna Bancshares, Inc.              2,553
       141  Tompkins Financial Corp.                  5,696
       234  Umpqua Holdings Corp.                     2,658
       111  United Bankshares, Inc.                   2,648
       172  Wintrust Financial Corp.                  5,879
                                              -------------
                                                     75,092
                                              -------------
            COMMERCIAL SERVICES & SUPPLIES --
               3.2%
       237  ABM Industries, Inc.                      5,332
       327  G&K Services, Inc., Class A              11,141
       240  Geo Group (The), Inc. (b)                 4,992
       128  Mobile Mini, Inc. (b)                     2,702
     1,755  Standard Register (The) Co.               5,265
       369  Tetra Tech, Inc. (b)                      8,118
       246  UniFirst Corp.                           13,493
       156  United Stationers, Inc.                   5,006
       372  Viad Corp.                                7,712
                                              -------------
                                                     63,761
                                              -------------
            COMMUNICATIONS EQUIPMENT -- 2.8%
       476  Arris Group, Inc. (b)                     5,712
       637  Bel Fuse, Inc., Class B                  12,116
       442  Black Box Corp.                          12,593
       493  Comtech Telecommunications Corp.         13,286
       425  Digi International, Inc. (b)              6,073
        82  EMS Technologies, Inc. (b)                2,696
       297  Tekelec (b)                               2,332
                                              -------------
                                                     54,808
                                              -------------
            COMPUTERS & PERIPHERALS -- 0.6%
     1,354  Intevac, Inc. (b)                        12,321
                                              -------------
            CONSTRUCTION & ENGINEERING --
               1.0%
       255  Comfort Systems USA, Inc.                 2,662
       338  Dycom Industries, Inc. (b)                5,760
       527  Insituform Technologies, Inc.,
               Class A (b)                           10,566
                                              -------------
                                                     18,988
                                              -------------
            DISTRIBUTORS -- 0.7%
     1,829  Audiovox Corp., Class A (b)              13,151
                                              -------------
            ELECTRIC UTILITIES -- 1.9%
       202  ALLETE, Inc.                              8,130
       153  Central Vermont Public Service
               Corp.                                  5,369
       257  El Paso Electric Co.                      8,597
       256  UIL Holdings Corp.                        8,174


                       See Notes to Financial Statements                Page 117

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            ELECTRIC UTILITIES (Continued)
       222  Unisource Energy Corp.            $       8,174
                                              -------------
                                                     38,444
                                              -------------
            ELECTRICAL EQUIPMENT -- 1.4%
       181  AZZ, Inc.                                 9,056
       259  Brady Corp., Class A                      7,666
       342  Encore Wire Corp.                         7,527
        74  Powell Industries, Inc. (b)               2,852
                                              -------------
                                                     27,101
                                              -------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 4.3%
        41  Anixter International, Inc.               2,559
       838  Benchmark Electronics, Inc. (b)          12,277
     1,023  Brightpoint, Inc. (b)                     9,299
       152  Checkpoint Systems, Inc. (b)              2,386
     1,144  CTS Corp.                                11,245
       624  Insight Enterprises, Inc. (b)            10,502
       714  Methode Electronics, Inc.                 7,554
       297  Park Electrochemical Corp.                7,769
       372  RadiSys Corp. (b)                         2,954
       148  ScanSource, Inc. (b)                      5,469
       436  SYNNEX Corp. (b)                         12,348
                                              -------------
                                                     84,362
                                              -------------
            ENERGY EQUIPMENT & SERVICES --
               2.1%
       271  Bristow Group, Inc.                      13,138
       402  Hornbeck Offshore Services,
               Inc. (b)                              11,192
       178  Pioneer Drilling Co. (b)                  2,896
       138  SEACOR Holdings, Inc.                    13,849
                                              -------------
                                                     41,075
                                              -------------
            FOOD & STAPLES RETAILING -- 1.9%
       262  Andersons (The), Inc.                    10,771
        62  Casey's General Stores, Inc.              2,790
       386  Nash Finch Co.                           13,819
       566  Spartan Stores, Inc.                      9,995
                                              -------------
                                                     37,375
                                              -------------
            FOOD PRODUCTS -- 1.7%
       433  Cal-Maine Foods, Inc.                    14,640
       111  J & J Snack Foods Corp.                   5,738
        57  Sanderson Farms, Inc.                     2,634
       432  Seneca Foods Corp., Class A (b)          11,189
                                              -------------
                                                     34,201
                                              -------------
            GAS UTILITIES -- 1.4%
       219  Laclede Group (The), Inc.                 8,158
       123  Northwest Natural Gas Co.                 5,487
        90  Piedmont Natural Gas Co., Inc.            2,625
       286  Southwest Gas Corp.                      10,665
                                              -------------
                                                     26,935
                                              -------------

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            HEALTH CARE EQUIPMENT & SUPPLIES
               -- 2.4%
       194  CONMED Corp. (b)                  $       5,044
       484  CryoLife, Inc. (b)                        2,793
       412  Greatbatch, Inc. (b)                     10,267
       190  ICU Medical, Inc. (b)                     8,071
        82  Invacare Corp.                            2,458
       179  Natus Medical, Inc. (b)                   2,064
     1,233  Symmetry Medical, Inc. (b)               11,874
       126  West Pharmaceutical Services, Inc.        5,528
                                              -------------
                                                     48,099
                                              -------------
            HEALTH CARE PROVIDERS & SERVICES
               -- 4.6%
       519  Amedisys, Inc. (b)                       13,421
       317  AmSurg Corp. (b)                          8,061
        76  Centene Corp. (b)                         2,494
       664  Gentiva Health Services, Inc. (b)        11,946
       911  Healthways, Inc. (b)                     13,601
       599  LHC Group, Inc. (b)                      13,645
       202  Magellan Health Services, Inc. (b)       10,524
       306  Molina Healthcare, Inc. (b)               6,931
       867  PharMerica Corp. (b)                     11,072
                                              -------------
                                                     91,695
                                              -------------
            HOTELS, RESTAURANTS & LEISURE --
               4.2%
       364  Jack in the Box, Inc. (b)                 8,270
     1,399  Marcus (The) Corp.                       13,542
     1,059  Monarch Casino & Resort, Inc. (b)        12,232
     3,038  Multimedia Games, Inc. (b)               13,185
       756  O'Charley's, Inc. (b)                     4,604
       152  Red Robin Gourmet Burgers, Inc. (b)       5,232
     1,282  Ruby Tuesday, Inc. (b)                   11,653
     1,478  Ruth's Hospitality Group, Inc. (b)        8,499
       591  Shuffle Master, Inc. (b)                  5,508
                                              -------------
                                                     82,725
                                              -------------
            HOUSEHOLD DURABLES -- 1.4%
       110  Blyth, Inc.                               6,958
       400  Helen of Troy Ltd. (b)                   12,900
       840  La-Z-Boy, Inc. (b)                        7,367
                                              -------------
                                                     27,225
                                              -------------
            HOUSEHOLD PRODUCTS -- 0.6%
     1,090  Central Garden & Pet Co.,
               Class A (b)                            9,549
        69  WD-40 Co.                                 3,022
                                              -------------
                                                     12,571
                                              -------------
            INDUSTRIAL CONGLOMERATES -- 1.2%
       361  Standex International Corp.              11,621
       603  Tredegar Corp.                           11,493
                                              -------------
                                                     23,114
                                              -------------


Page 118               See Notes to Financial Statements

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            INSURANCE -- 8.1%
       244  AMERISAFE, Inc. (b)               $       5,248
       379  Delphi Financial Group, Inc.,
               Class A                               10,203
       330  Employers Holdings, Inc.                  4,904
       708  Horace Mann Educators Corp.              10,308
       253  Infinity Property & Casualty Corp.       12,820
     1,116  Meadowbrook Insurance Group, Inc.        10,490
     1,198  National Financial Partners
               Corp. (b)                             13,573
       118  Navigators Group (The), Inc. (b)          5,563
     1,059  Presidential Life Corp.                  12,030
       197  ProAssurance Corp. (b)                   13,720
       134  RLI Corp.                                 8,462
       197  Safety Insurance Group, Inc.              7,998
       680  Selective Insurance Group, Inc.          11,145
     1,103  Stewart Information Services Corp.       11,692
       580  Tower Group, Inc.                        13,259
       477  United Fire & Casualty Co.                8,181
                                              -------------
                                                    159,596
                                              -------------
            INTERNET & CATALOG RETAIL -- 0.3%
       393  Nutrisystem, Inc.                         5,871
                                              -------------
            INTERNET SOFTWARE & SERVICES --
               1.1%
       909  InfoSpace, Inc. (b)                       8,663
     2,292  United Online, Inc.                      13,683
                                              -------------
                                                     22,346
                                              -------------
            IT SERVICES -- 0.9%
       175  CACI International, Inc.,
               Class A (b)                           10,339
       365  NCI, Inc., Class A (b)                    7,840
                                              -------------
                                                     18,179
                                              -------------
            LEISURE EQUIPMENT & PRODUCTS --
               1.5%
       823  Arctic Cat, Inc. (b)                     13,563
       436  Callaway Golf Co.                         2,769
       751  JAKKS Pacific, Inc. (b)                  13,105
                                              -------------
                                                     29,437
                                              -------------
            LIFE SCIENCES TOOLS & SERVICES
               -- 1.1%
     2,992  Cambrex Corp. (b)                        13,194
     1,302  eResearchTechnology, Inc. (b)             8,294
                                              -------------
                                                     21,488
                                              -------------
            MACHINERY -- 3.7%
       101  Actuant Corp., Class A                    2,496
       314  Albany International Corp.,
               Class A                                8,343
       150  Astec Industries, Inc. (b)                5,628
        73  Badger Meter, Inc.                        2,664
       223  Barnes Group, Inc.                        5,430
       557  Briggs & Stratton Corp.                   9,547
       225  ESCO Technologies, Inc.                   7,803
       148  Kaydon Corp.                              5,276
       693  Lydall, Inc. (b)                          8,371


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            MACHINERY (Continued)
       219  Mueller Industries, Inc.          $       8,219
        91  Toro (The) Co.                            4,898
       156  Watts Water Technologies, Inc.,
               Class A                                5,231
                                              -------------
                                                     73,906
                                              -------------
            MEDIA -- 0.5%
     1,144  E.W. Scripps (The) Co.,
               Class A (b)                            9,861
                                              -------------
            METALS & MINING -- 1.7%
       163  A.M. Castle & Co. (b)                     2,830
       707  Century Aluminum Co. (b)                  9,205
        50  Kaiser Aluminum Corp.                     2,791
       299  Materion Corp. (b)                       11,398
       301  Olympic Steel, Inc.                       7,871
                                              -------------
                                                     34,095
                                              -------------
            MULTILINE RETAIL -- 1.1%
       766  Fred's, Inc., Class A                    10,096
     2,973  Tuesday Morning Corp. (b)                12,784
                                              -------------
                                                     22,880
                                              -------------
            MULTI-UTILITIES -- 1.4%
       430  Avista Corp.                             10,840
       104  CH Energy Group, Inc.                     5,311
       334  NorthWestern Corp.                       10,695
                                              -------------
                                                     26,846
                                              -------------
            OIL, GAS & CONSUMABLE FUELS --
               3.0%
       369  GeoResources, Inc. (b)                    9,417
        39  HollyFrontier Corp.                       2,940
       837  Penn Virginia Corp.                      10,982
       185  Petroleum Development Corp. (b)           6,719
     1,182  PetroQuest Energy, Inc. (b)               9,610
       273  Stone Energy Corp. (b)                    8,862
       223  Swift Energy Co. (b)                      8,496
        75  World Fuel Services Corp.                 2,822
                                              -------------
                                                     59,848
                                              -------------
            PAPER & FOREST PRODUCTS -- 1.9%
       202  Clearwater Paper Corp. (b)               15,279
       390  Neenah Paper, Inc.                        7,874
     2,051  Wausau Paper Corp.                       15,137
                                              -------------
                                                     38,290
                                              -------------
            PROFESSIONAL SERVICES -- 1.8%
       670  Kelly Services, Inc., Class A (b)        10,485
     1,054  Navigant Consulting, Inc. (b)            12,406
       912  SFN Group, Inc. (b)                      12,695
                                              -------------
                                                     35,586
                                              -------------
            REAL ESTATE INVESTMENT TRUSTS --
               0.8%
        58  Entertainment Properties Trust            2,696
       210  Franklin Street Properties Corp.          2,648
       219  Getty Realty Corp.                        5,081


                       See Notes to Financial Statements                Page 119

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            REAL ESTATE INVESTMENT TRUSTS
               (Continued)
        97  LTC Properties, Inc.              $       2,634

       111  National Retail Properties, Inc.          2,785
                                              -------------
                                                     15,844
                                              -------------
            ROAD & RAIL -- 0.6%
       114  Arkansas Best Corp.                       2,743

       334  Heartland Express, Inc.                   5,117
       325  Knight Transportation, Inc.               5,115
                                              -------------
                                                     12,975
                                              -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 6.5%
       935  Advanced Energy Industries,
               Inc. (b)                               9,920
       677  ATMI, Inc. (b)                           12,626
     1,273  Brooks Automation, Inc. (b)              12,106
       178  Cabot Microelectronics Corp. (b)          6,887
     1,054  Cohu, Inc.                               13,196
       168  Cymer, Inc. (b)                           7,397
       523  MKS Instruments, Inc.                    13,049
     1,546  Pericom Semiconductor Corp. (b)          12,646
     1,291  Rudolph Technologies, Inc. (b)           11,090
     1,447  Sigma Designs, Inc. (b)                  12,372
       247  Supertex, Inc. (b)                        4,787
       807  Tessera Technologies, Inc. (b)           12,678
                                              -------------
                                                    128,754
                                              -------------
            SOFTWARE -- 0.6%
       389  EPIQ Systems, Inc.                        5,026
     2,291  THQ, Inc. (b)                             6,105
                                              -------------
                                                     11,131
                                              -------------
            SPECIALTY RETAIL -- 6.4%
     1,759  Big 5 Sporting Goods Corp.               14,512
     1,038  Brown Shoe Co., Inc.                     10,484
       288  Cato (The) Corp., Class A                 8,012
       311  Children's Place Retail Stores
               (The), Inc. (b)                       15,028
       134  Group 1 Automotive, Inc.                  6,382
       721  Haverty Furniture Cos., Inc.              7,996
       138  Lithia Motors, Inc., Class A              2,848
     1,409  OfficeMax, Inc. (b)                       9,976
     1,012  Pep Boys-Manny, Moe & Jack (The)         10,879
       755  Sonic Automotive, Inc., Class A          11,831
       823  Stage Stores, Inc.                       14,649
     1,434  Stein Mart, Inc.                         13,623
                                              -------------
                                                    126,220
                                              -------------
            TEXTILES, APPAREL & LUXURY GOODS
               -- 1.3%
       438  Perry Ellis International,
               Inc. (b)                              10,236
       955  Skechers U.S.A., Inc., Class A (b)       15,901
                                              -------------
                                                     26,137
                                              -------------

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            THRIFTS & MORTGAGE FINANCE -- 0.7%
       292  Brookline Bancorp, Inc.           $       2,497
       186  Dime Community Bancshares, Inc.           2,613

       386  Provident Financial Services, Inc.        5,350
       553  TrustCo Bank Corp. NY                     2,555
                                              -------------
                                                     13,015
                                              -------------
            TRADING COMPANIES & DISTRIBUTORS
               -- 0.6%
       155  Applied Industrial Technologies,
               Inc.                                   4,948
        76  Kaman Corp.                               2,707
       281  Lawson Products, Inc.                     5,246
                                              -------------
                                                     12,901
                                              -------------
            WATER UTILITIES -- 0.3%
       160  American States Water Co.                 5,470

                                              -------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 0.7%
       906  USA Mobility, Inc.                       14,958
                                              -------------
            TOTAL INVESTMENTS -- 99.9%             1,977,460
              (Cost $2,108,001) (c)
            NET OTHER ASSETS AND
              LIABILITIES -- 0.1%                      2,787
                                              -------------
            NET ASSETS -- 100.0%              $    1,980,247
                                              -------------

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $2,121,578. As of July 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $23,257 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $167,375.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1     LEVEL 2       LEVEL 3
-----------------------------------------------------------
Common Stocks*          $1,977,460  $      --     $      --
                        ===================================

* See Portfolio of Investments for industry breakout.


Page 120               See Notes to Financial Statements

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS (a)
JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS -- 99.9%
            AEROSPACE & DEFENSE -- 0.7%
       872  Aerovironment, Inc. (b)           $      25,140
       403  Cubic Corp.                              19,561
                                              -------------
                                                     44,701
                                              -------------
            AIR FREIGHT & LOGISTICS -- 1.0%
       912  Forward Air Corp.                        28,418
       819  Hub Group, Inc., Class A (b)             29,058
                                              -------------
                                                     57,476
                                              -------------
            AIRLINES -- 0.3%
       415  Allegiant Travel Co. (b)                 17,857
                                              -------------
            BIOTECHNOLOGY -- 1.6%
     1,644  ArQule, Inc. (b)                          9,206
     1,142  Cubist Pharmaceuticals, Inc. (b)         38,794
       456  Emergent Biosolutions, Inc. (b)           9,416
       725  Regeneron Pharmaceuticals,
               Inc. (b)                              38,469
                                              -------------
                                                     95,885
                                              -------------
            BUILDING PRODUCTS -- 0.7%
       243  A.O. Smith Corp.                         10,077
       941  AAON, Inc.                               21,342
       902  NCI Building Systems, Inc. (b)           10,184
                                              -------------
                                                     41,603
                                              -------------
            CHEMICALS -- 4.2%
       939  Balchem Corp.                            41,100
     1,813  Calgon Carbon Corp. (b)                  26,996
       284  Hawkins, Inc.                             9,775
       813  Koppers Holdings, Inc.                   30,097
     1,227  LSB Industries, Inc. (b)                 48,761
     3,404  PolyOne Corp.                            52,762
       956  Quaker Chemical Corp.                    38,756
                                              -------------
                                                    248,247
                                              -------------
            COMMERCIAL BANKS -- 1.2%
       395  Bank of the Ozarks, Inc.                 20,520
     1,296  National Penn Bancshares, Inc.           10,420
       539  Signature Bank (b)                       31,887
       245  UMB Financial Corp.                      10,168
                                              -------------
                                                     72,995
                                              -------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 2.0%
       561  Consolidated Graphics, Inc. (b)          28,942
       632  Healthcare Services Group, Inc.           9,916
     2,122  Interface, Inc., Class A                 33,994
     2,446  Sykes Enterprises, Inc. (b)              47,208
                                              -------------
                                                    120,060
                                              -------------
            COMMUNICATIONS EQUIPMENT -- 1.5%
       321  DG Fastchannel, Inc. (b)                  9,071
     1,205  NETGEAR, Inc. (b)                        39,656
     1,103  Oplink Communications, Inc. (b)          18,619


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMUNICATIONS EQUIPMENT
               (Continued)
       475  ViaSat, Inc. (b)                  $      21,342
                                              -------------
                                                     88,688
                                              -------------
            COMPUTERS & PERIPHERALS -- 0.6%
     2,555  Super Micro Computer, Inc. (b)           36,000
                                              -------------
            CONSUMER FINANCE -- 2.9%
       910  Cash America International, Inc.         50,924
     1,480  EZCORP, Inc., Class A (b)                49,254
       979  First Cash Financial Services,
               Inc. (b)                              42,361
       470  World Acceptance Corp. (b)               29,949
                                              -------------
                                                    172,488
                                              -------------
            DIVERSIFIED CONSUMER SERVICES --
               1.3%
       462  American Public Education, Inc. (b)      21,053
       565  Coinstar, Inc. (b)                       27,606
     1,303  Hillenbrand, Inc.                        28,523
                                              -------------
                                                     77,182
                                              -------------
            DIVERSIFIED FINANCIAL SERVICES
               -- 0.3%
       242  Portfolio Recovery Associates,
               Inc. (b)                              19,585
                                              -------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 1.6%
       536  Atlantic Tele-Network, Inc.              20,245
       777  Cbeyond, Inc. (b)                         8,726
     2,554  General Communication, Inc.,
               Class A (b)                           28,988
     2,359  Neutral Tandem, Inc. (b)                 36,163
                                              -------------
                                                     94,122
                                              -------------
            ELECTRICAL EQUIPMENT -- 1.3%
       590  Belden, Inc.                             21,742
     1,606  II-VI, Inc. (b)                          40,198
     1,271  Vicor Corp. (b)                          17,883
                                              -------------
                                                     79,823
                                              -------------

            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 8.5%
     1,486  Cognex Corp.                             50,450
       952  Daktronics, Inc.                          9,453
     2,729  Electro Scientific Industries,
               Inc. (b)                              52,424
     1,202  FARO Technologies, Inc. (b)              48,994
     1,379  FEI Co. (b)                              45,562
       897  Littelfuse, Inc.                         45,828
     1,100  Mercury Computer Systems, Inc. (b)       18,469
       491  MTS Systems Corp.                        19,350
     2,262  Newport Corp. (b)                        35,152
       956  OSI Systems, Inc. (b)                    39,473
     1,181  Plexus Corp. (b)                         34,851
       602  Rofin-Sinar Technologies, Inc. (b)       18,891
     1,140  Rogers Corp. (b)                         55,267


                       See Notes to Financial Statements                Page 121

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS (Continued)
     2,566  TTM Technologies, Inc. (b)        $      35,539
                                              -------------
                                                    509,703
                                              -------------
            ENERGY EQUIPMENT & SERVICES --
               1.7%
     1,673  Basic Energy Services, Inc. (b)          54,189
     1,086  ION Geophysical Corp. (b)                11,012
       478  Lufkin Industries, Inc.                  38,947
                                              -------------
                                                    104,148
                                              -------------
            FOOD & STAPLES RETAILING -- 0.7%
       963  United Natural Foods, Inc. (b)           40,205
                                              -------------
            FOOD PRODUCTS -- 3.9%
     1,993  B&G Foods, Inc., Class A                 37,448
       488  Calavo Growers, Inc.                     10,087
     2,975  Darling International, Inc. (b)          50,218
       690  Diamond Foods, Inc.                      49,397
     1,232  Hain Celestial Group (The),
               Inc. (b)                              39,831
     1,425  Snyders-Lance, Inc.                      29,084
       376  TreeHouse Foods, Inc. (b)                19,417
                                              -------------
                                                    235,482
                                              -------------
            GAS UTILITIES -- 0.2%
       188  South Jersey Industries, Inc.             9,494

                                              -------------
            HEALTH CARE EQUIPMENT & SUPPLIES
               -- 3.8%
     1,352  Align Technology, Inc. (b)               29,731
       194  Analogic Corp.                           10,435
     1,527  Cantel Medical Corp.                     38,068
       215  Integra LifeSciences Holdings (b)         9,690
     2,287  Merit Medical Systems, Inc. (b)          35,838
       909  Neogen Corp. (b)                         37,596
       929  Zoll Medical Corp. (b)                   64,714
                                              -------------
                                                    226,072
                                              -------------
            HEALTH CARE PROVIDERS & SERVICES
               -- 5.7%
       705  Air Methods Corp. (b)                    49,420
       747  AMERIGROUP Corp. (b)                     41,085
       156  Chemed Corp.                              9,486
       219  CorVel Corp. (b)                         10,107
     1,352  Ensign Group (The), Inc.                 38,397
     1,142  Healthspring, Inc. (b)                   46,868
       267  HMS Holdings Corp. (b)                   20,185
       887  IPC Hospitalist (The) Co. (b)            40,119
       652  MWI Veterinary Supply, Inc. (b)          58,067
     1,101  PSS World Medical, Inc. (b)              26,347
                                              -------------
                                                    340,081
                                              -------------
            HEALTH CARE TECHNOLOGY -- 1.3%
       486  Computer Programs & Systems, Inc.        35,672
       659  Omnicell, Inc. (b)                       11,276


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            HEALTH CARE TECHNOLOGY
               (Continued)
       353  Quality Systems, Inc.             $      32,250
                                              -------------
                                                     79,198
                                              -------------
            HOTELS, RESTAURANTS & LEISURE --
               4.8%
        25  Biglari Holdings, Inc. (b) 9,204
     1,006  BJ's Restaurants, Inc. (b)               46,648
       794  Buffalo Wild Wings, Inc. (b)             50,443
       256  CEC Entertainment, Inc.                   9,907
       393  DineEquity, Inc. (b)                     20,475
     1,236  Papa John's International,
               Inc. (b)                              38,576
       534  Peet's Coffee & Tea, Inc. (b)            31,186
     2,759  Pinnacle Entertainment, Inc. (b)         39,812
     1,933  Sonic Corp. (b)                          20,683
     1,172  Texas Roadhouse, Inc.                    19,362
                                              -------------
                                                    286,296
                                              -------------
            HOUSEHOLD DURABLES -- 0.2%
       407  Universal Electronics, Inc. (b)           9,528
                                              -------------
            INSURANCE -- 0.2%
       769  eHealth, Inc. (b)                         9,959
                                              -------------
            INTERNET & CATALOG RETAIL -- 0.5%
       936  HSN, Inc. (b)                            30,598
                                              -------------
            INTERNET SOFTWARE & SERVICES --
               3.1%
       793  comScore, Inc. (b)                       17,295
       895  DealerTrack Holdings, Inc. (b)           20,755
     2,231  Liquidity Services, Inc. (b)             53,946
     2,907  LivePerson, Inc. (b)                     35,785
     1,269  RightNow Technologies, Inc. (b)          43,070
       770  Stamps.com, Inc.                         12,897
                                              -------------
                                                    183,748
                                              -------------
            IT SERVICES -- 2.1%
     1,753  Cardtronics, Inc. (b)                    40,284
       556  CSG Systems International,
               Inc. (b)                               9,875
       745  MAXIMUS, Inc.                            28,779
       975  TeleTech Holdings, Inc. (b)              19,295
       592  Wright Express Corp. (b)                 29,126
                                              -------------
                                                    127,359
                                              -------------
            LEISURE EQUIPMENT & PRODUCTS --
               1.0%
     1,511  Brunswick Corp.                          32,985
       936  Sturm, Ruger & Co., Inc.                 25,572
                                              -------------
                                                     58,557
                                              -------------
            LIFE SCIENCES TOOLS & SERVICES --
               0.2%
       436  PAREXEL International Corp. (b)           8,951
                                              -------------
            MACHINERY -- 3.6%
       648  Cascade Corp.                            32,394
       720  CIRCOR International, Inc.               31,140


Page 122               See Notes to Financial Statements

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            MACHINERY (Continued)
       435  CLARCOR, Inc.                     $      19,166
       855  EnPro Industries, Inc. (b)               39,535
     1,064  John Bean Technologies Corp.             18,790
       448  Lindsay Corp.                            28,358
       996  Robbins & Myers, Inc.                    48,047
                                              -------------
                                                    217,430
                                              -------------
            MEDIA -- 0.2%
       249  Arbitron, Inc.                            9,741
                                              -------------
            METALS & MINING -- 1.3%
     1,380  AMCOL International Corp.                42,311
     1,071  RTI International Metals, Inc. (b)       34,347
                                              -------------
                                                     76,658
                                              -------------
            OIL, GAS & CONSUMABLE FUELS --
               0.8%
       176  Contango Oil & Gas Co. (b)               11,102
     1,038  Gulfport Energy Corp. (b)                37,846
                                              -------------
                                                     48,948
                                              -------------
            PAPER & FOREST PRODUCTS -- 1.2%
     1,523  Buckeye Technologies, Inc.               40,954
     1,860  KapStone Paper & Packaging
               Corp. (b)                             28,997
                                              -------------
                                                     69,951
                                              -------------
            PERSONAL PRODUCTS -- 0.9%
       866  Medifast, Inc. (b)                       16,714
     3,201  Prestige Brands Holdings, Inc. (b)       39,116
                                              -------------
                                                     55,830
                                              -------------
            PHARMACEUTICALS -- 2.1%
     1,066  Hi-Tech Pharmacal Co., Inc. (b)          30,157
     2,185  Questcor Pharmaceuticals, Inc. (b)       67,844
       258  Salix Pharmaceuticals Ltd. (b)           10,005
     1,111  ViroPharma, Inc. (b)                     20,087
                                              -------------
                                                    128,093
                                              -------------
            PROFESSIONAL SERVICES -- 0.8%
       472  Exponent, Inc. (b)                       19,734
       694  Insperity, Inc.                          20,279
       710  TrueBlue, Inc. (b)                       10,657
                                              -------------
                                                     50,670
                                              -------------
            REAL ESTATE INVESTMENT TRUSTS --
               2.7%
       505  Acadia Realty Trust                      10,600
       963  Extra Space Storage, Inc.                20,473
       169  Home Properties, Inc.                    11,073
       520  Kilroy Realty Corp.                      20,062
       390  LaSalle Hotel Properties                  9,754
     3,376  Lexington Realty Trust                   28,359
       152  Mid-America Apartment
               Communities, Inc.                     10,760


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            REAL ESTATE INVESTMENT TRUSTS
               (CONTINUED)
       654  Pennsylvania Real Estate
               Investment Trust               $       9,548
     1,008  Post Properties, Inc.                    42,739
                                              -------------
                                                    163,368
                                              -------------
            ROAD & RAIL -- 0.9%
     1,412  Old Dominion Freight Line,
               Inc. (b)                              52,315
                                              -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 4.7%
     1,729  CEVA, Inc. (b)                           52,250
       394  Diodes, Inc. (b)                          9,279
       332  Hittite Microwave Corp. (b)              18,589
     4,363  Kopin Corp. (b)                          18,761
     4,727  Kulicke & Soffa Industries,
               Inc. (b)                              43,488
     1,002  Microsemi Corp. (b)                      19,890
       267  Power Integrations, Inc.                  9,476
       761  Standard Microsystems Corp. (b)          18,005
     1,008  TriQuint Semiconductor, Inc. (b)          7,580
     1,733  Ultratech, Inc. (b)                      45,665
       637  Veeco Instruments, Inc. (b)              25,346
       417  Volterra Semiconductor Corp. (b)         10,746
                                              -------------
                                                    279,075
                                              -------------
            SOFTWARE -- 7.8%
       371  Blackbaud, Inc.                           9,423
     1,248  Bottomline Technologies, Inc. (b)        29,066
       925  CommVault Systems, Inc. (b)              35,816
       880  Interactive Intelligence Group (b)       33,449
     1,331  JDA Software Group, Inc. (b)             37,215
       597  Manhattan Associates, Inc. (b)           22,268
       324  MicroStrategy, Inc., Class A (b)         51,636
     2,182  Monotype Imaging Holdings,
               Inc. (b)                              29,893
     1,475  Radiant Systems, Inc. (b)                41,580
     1,037  Sourcefire, Inc. (b)                     25,490
       648  Synchronoss Technologies, Inc. (b)       18,954
     3,446  Take-Two Interactive Software,
               Inc. (b)                              46,487
       832  Taleo Corp., Class A (b)                 27,539
     1,151  Tyler Technologies, Inc. (b)             29,339
     1,187  Websense, Inc. (b)                       26,921
                                              -------------
                                                    465,076
                                              -------------
            SPECIALTY RETAIL -- 7.8%
       481  Buckle (The), Inc.                       21,313
     1,514  Cabela's, Inc. (b)                       41,423
     1,921  Finish Line (The), Inc., Class A         40,917
     1,011  Genesco, Inc. (b)                        52,370
     1,010  Hibbett Sports, Inc. (b)                 39,632
       616  JoS. A. Bank Clothiers, Inc. (b)         31,607
       405  Lumber Liquidators Holdings,
               Inc. (b)                               6,363
     1,563  Men's Wearhouse (The), Inc.              51,251
       827  Monro Muffler Brake, Inc.                29,573
       949  Rue21, Inc. (b)                          31,194
     2,929  Select Comfort Corp. (b)                 49,266


                       See Notes to Financial Statements                Page 123

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            SPECIALTY RETAIL (Continued)
     1,151  Vitamin Shoppe, Inc. (b)          $      50,138
       823  Zumiez, Inc. (b)                         21,867
                                              -------------
                                                    466,914
                                              -------------
            TEXTILES, APPAREL & LUXURY GOODS
               -- 5.7%
       668  Carter's, Inc. (b)                       22,378
     2,045  Crocs, Inc. (b)                          64,069
     1,698  Iconix Brand Group, Inc. (b)             39,614
     1,114  Maidenform Brands, Inc. (b)              28,797
     1,217  Oxford Industries, Inc.                  47,682
     1,404  Steven Madden, Ltd. (b)                  53,493
     1,413  True Religion Apparel, Inc. (b)          47,604
       984  Wolverine World Wide, Inc.               37,264
                                              -------------
                                                    340,901
                                              -------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 0.3%
     1,006  NTELOS Holdings Corp.                    19,536
                                              -------------
            TOTAL INVESTMENTS -- 99.9%            5,970,597
              (Cost $6,146,451) (c)
            NET OTHER ASSETS AND
              LIABILITIES -- 0.1%                     6,800
                                              -------------
            NET ASSETS -- 100.0%              $   5,977,397
                                              -------------

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $6,169,117. As of July 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $153,321 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $351,841.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1     LEVEL 2       LEVEL 3
-----------------------------------------------------------
Common Stocks*          $5,970,597  $      --     $      --
                        ===================================

* See Portfolio of Investments for industry breakout.


Page 124               See Notes to Financial Statements

FIRST TRUST MEGA CAP ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS (a)
JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS -- 99.9%
            AEROSPACE & DEFENSE -- 0.6%
       431  Honeywell International, Inc.     $      22,886
                                              -------------
            AUTOMOBILES -- 2.5%
     3,375  General Motors Co. (b)                   93,420
                                              -------------
            BEVERAGES -- 0.6%
       364  PepsiCo, Inc.                            23,311
                                              -------------
            BIOTECHNOLOGY -- 1.9%
     1,317  Amgen, Inc. (b)                          72,040
                                              -------------
            CAPITAL MARKETS -- 0.7%
       193  Goldman Sachs Group (The), Inc.          26,049
                                              -------------
            CHEMICALS -- 0.6%
       475  E.I. du Pont de Nemours & Co.            24,424
                                              -------------
            COMMERCIAL BANKS -- 1.2%
       859  PNC Financial Services Group, Inc.       46,635
                                              -------------
            COMMUNICATIONS EQUIPMENT -- 3.4%
     6,564  Cisco Systems, Inc.                     104,827
       452  QUALCOMM, Inc.                           24,761
                                              -------------
                                                    129,588
                                              -------------
            COMPUTERS & PERIPHERALS -- 7.8%
     7,684  Dell, Inc. (b)                          124,788
     2,790  EMC Corp. (b)                            72,763
     2,815  Hewlett-Packard Co.                      98,976
                                              -------------
                                                    296,527
                                              -------------
            CONSUMER FINANCE -- 2.0%
     1,486  American Express Co.                     74,359
                                              -------------
            DIVERSIFIED FINANCIAL SERVICES
               -- 1.3%
     1,251  JPMorgan Chase & Co.                     50,603
                                              -------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 3.2%
     4,078  AT&T, Inc.                              119,322
                                              -------------
            ENERGY EQUIPMENT & SERVICES
               -- 5.8%
     1,412  Baker Hughes, Inc.                      109,260
     2,009  Halliburton Co.                         109,953
                                              -------------
                                                    219,213
                                              -------------
            FOOD & STAPLES RETAILING -- 6.5%
     1,261  Costco Wholesale Corp.                   98,673
       683  CVS Caremark Corp.                       24,827
     1,810  Walgreen Co.                             70,662
       964  Wal-Mart Stores, Inc.                    50,813
                                              -------------
                                                    244,975
                                              -------------
            FOOD PRODUCTS -- 2.0%
     2,181  Kraft Foods, Inc., Class A               74,983
                                              -------------

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            HEALTH CARE EQUIPMENT & SUPPLIES
               -- 1.3%
       430  Baxter International, Inc.     $         25,013
       666  Medtronic, Inc.                          24,009
                                              -------------
                                                     49,022
                                              -------------
            HEALTH CARE PROVIDERS &
               SERVICES -- 3.3%
     2,483  UnitedHealth Group, Inc.                123,231
                                              -------------
            INSURANCE -- 2.0%
     1,747  American International Group,
               Inc. (b)                              50,139
       404  Prudential Financial, Inc.               23,707
                                              -------------
                                                     73,846
                                              -------------
            INTERNET & CATALOG RETAIL -- 3.7%
       627  Amazon.com, Inc. (b)                    139,520
                                              -------------
            IT SERVICES -- 4.7%
     2,120  Accenture PLC, Class A                  125,377
       170  MasterCard, Inc., Class A                51,552
                                              -------------
                                                    176,929
                                              -------------
            MACHINERY -- 2.5%
       964  Caterpillar, Inc.                        95,234
                                              -------------
            MEDIA -- 4.0%
     2,022  Comcast Corp., Class A                   48,568
     2,016  DIRECTV, Class A (b)                    102,171
                                              -------------
                                                    150,739
                                              -------------
            METALS & MINING -- 2.0%
     1,453  Freeport-McMoRan Copper &
               Gold, Inc.                            76,951
                                              -------------
            MULTILINE RETAIL -- 2.2%
     1,638  Target Corp.                             84,341
                                              -------------
            OIL, GAS & CONSUMABLE FUELS --
               17.3%
       830  Apache Corp.                            102,687
     1,245  Chevron Corp.                           129,505
     1,704  ConocoPhillips                          122,671
       326  Devon Energy Corp.                       25,656
     1,259  Exxon Mobil Corp.                       100,456
     4,005  Marathon Oil Corp.                      124,035
       493  Occidental Petroleum Corp.               48,403
                                              -------------
                                                    653,413
                                              -------------
            PHARMACEUTICALS -- 4.7%
     3,413  Eli Lilly & Co.                         130,718
     2,487  Pfizer, Inc.                             47,850
                                              -------------
                                                    178,568
                                              -------------
            ROAD & RAIL -- 1.3%
       492  Union Pacific Corp.                      50,420
                                              -------------


                       See Notes to Financial Statements                Page 125

FIRST TRUST MEGA CAP ALPHADEX(R) FUND

JULY 31, 2011

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (Continued)
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 5.3%
     5,780  Intel Corp.                       $     129,067
     2,341  Texas Instruments, Inc.                  69,645
                                              -------------
                                                    198,712
                                              -------------
            SOFTWARE -- 4.2%
     2,956  Microsoft Corp.                          80,995
       768  VMware, Inc., Class A (b)                77,061
                                              -------------
                                                    158,056
                                              -------------
            SPECIALTY RETAIL -- 1.3%
     2,198  Lowe's Cos., Inc.                        47,433
                                              -------------

            TOTAL INVESTMENTS -- 99.9%            3,774,750
              (Cost $3,948,489) (c)
            NET OTHER ASSETS AND
              LIABILITIES -- 0.1%                     2,604
                                              -------------
            NET ASSETS -- 100.0%              $   3,777,354
                                              -------------

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $3,963,890. As of July 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $10,867 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $200,007.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1     LEVEL 2       LEVEL 3
-----------------------------------------------------------
Common Stocks*          $3,774,750  $      --     $      --
                        ===================================

* See Portfolio of Investments for industry breakout.


Page 126               See Notes to Financial Statements

                     This page is intentionally left blank.

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STATEMENTS OF ASSETS AND LIABILITIES
JULY 31, 2011

                                                                         FIRST TRUST         FIRST TRUST
                                                                           CONSUMER            CONSUMER          FIRST TRUST
                                                                        DISCRETIONARY          STAPLES              ENERGY
                                                                       ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
                                                                       ----------------    ----------------    ----------------

ASSETS:
Investments at value................................................    $  626,155,064      $  249,824,554      $  168,710,901
Cash................................................................                --                  --                  --
Restricted cash.....................................................                --             495,383                  --
Receivables:
      Capital shares sold...........................................                --                  --           2,393,657
      Investment securities sold....................................         6,406,011                  --                  --
      Dividends.....................................................           196,720             171,143             120,629
      Interest......................................................                 5                   1                   2
      Reclaims......................................................                --                  --                  --
Prepaid expenses....................................................             3,140               1,735               1,979
                                                                        --------------      --------------      --------------
         TOTAL ASSETS...............................................       632,760,940         250,492,816         171,227,168
                                                                        --------------      --------------      --------------

LIABILITIES:
Payables:
      Capital shares redeemed.......................................         6,405,416             495,383                  --
      Investment securities purchased...............................                --                  --           2,393,178
      Licensing fees................................................           317,870              56,632              90,497
      Investment advisory fees......................................           256,305              80,104              62,093
      Printing fees.................................................            33,261               4,876               9,045
      Audit and tax fees............................................            27,500              27,500              27,500
Other liabilities...................................................           124,853              47,704              34,467
                                                                        --------------      --------------      --------------
         TOTAL LIABILITIES..........................................         7,165,205             712,199           2,616,780
                                                                        --------------      --------------      --------------

NET ASSETS..........................................................    $  625,595,735      $  249,780,617      $  168,610,388
                                                                        ==============      ==============      ==============

NET ASSETS CONSIST OF:
Paid-in capital.....................................................    $  619,389,794      $  253,974,899      $  173,829,249
Par value...........................................................           293,000             102,000              71,000
Accumulated net investment income (loss)............................                --              65,618               1,276
Accumulated net realized gain (loss) on investments.................       (22,057,406)         (2,485,676)         (9,899,290)
Net unrealized appreciation (depreciation) on investments...........        27,970,347          (1,876,224)          4,608,153
                                                                        --------------      --------------      --------------
NET ASSETS..........................................................    $  625,595,735      $  249,780,617      $  168,610,388
                                                                        ==============      ==============      ==============

NET ASSET VALUE, per share..........................................    $        21.35      $        24.49      $        23.75
                                                                        ==============      ==============      ==============

Number of shares outstanding
(unlimited number of shares authorized, par value $0.01 per share)..        29,300,002          10,200,002           7,100,002
                                                                        ==============      ==============      ==============

Investments at cost.................................................    $  598,184,717      $  251,700,778      $  164,102,748
                                                                        ==============      ==============      ==============


Page 128                See Notes to Financial Statements

                                               FIRST TRUST
      FIRST TRUST         FIRST TRUST         INDUSTRIALS/        FIRST TRUST         FIRST TRUST
       FINANCIALS         HEALTH CARE       PRODUCER DURABLES      MATERIALS           TECHNOLOGY
    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
    ----------------    ----------------    ----------------    ----------------    ----------------


     $  100,591,413      $  241,325,640      $   65,978,009      $  589,216,270      $  197,780,732
                 --                  --                  --                  --                  --
                 --                  --                  --                  --                  --

                 --                  --                  --                  --                  --
                 --         101,434,149                  --           3,552,325           6,545,958
             63,031              98,636              39,459             172,168              11,652
                  2                   1                   5                  13                   3
              1,599                  --                  --                  --                  --
              2,823               2,064               1,790               3,173               2,077
     --------------      --------------      --------------      --------------      --------------
        100,658,868         342,860,490          66,019,263         592,943,949         204,340,422
     --------------      --------------      --------------      --------------      --------------



                 --         101,407,522                  --           3,633,019           6,544,313
                 --                  --                  --                  --                  --
            138,149             103,118              35,470             328,905             107,817
             56,676             111,582              23,912             247,595              75,754
             19,590               9,469               4,010              35,053              11,289
             27,500              27,500              27,500              27,500              27,500
             37,448              65,949              15,751             122,781              44,571
     --------------      --------------      --------------      --------------      --------------
            279,363         101,725,140             106,643           4,394,853           6,811,244
     --------------      --------------      --------------      --------------      --------------

     $  100,379,505      $  241,135,350      $   65,912,620      $  588,549,096      $  197,529,178
     ==============      ==============      ==============      ==============      ==============


     $  115,855,645      $  259,365,817      $   70,502,677      $  579,566,780      $  222,319,720
             71,500              84,500              36,500             243,000              90,550
                  2                  --              11,165                  --                  --
         (8,147,276)         (5,881,363)         (4,668,798)        (14,571,605)        (12,742,588)
         (7,400,366)        (12,433,604)             31,076          23,310,921         (12,138,504)
     --------------      --------------      --------------      --------------      --------------
     $  100,379,505      $  241,135,350      $   65,912,620      $  588,549,096      $  197,529,178
     ==============      ==============      ==============      ==============      ==============

     $        14.04      $        28.54      $        18.06      $        24.22      $        21.81
     ==============      ==============      ==============      ==============      ==============


          7,150,002           8,450,002           3,650,002          24,300,002           9,055,000
     ==============      ==============      ==============      ==============      ==============

     $  107,991,779      $  253,759,244      $   65,946,933      $  565,905,349      $  209,919,236
     ==============      ==============      ==============      ==============      ==============



                       See Notes to Financial Statements                Page 129

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

JULY 31, 2011


                                                                         FIRST TRUST         FIRST TRUST         FIRST TRUST
                                                                          UTILITIES         LARGE CAP CORE       MID CAP CORE
                                                                       ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
                                                                       ----------------    ----------------    ----------------

ASSETS:
Investments at value................................................    $   87,314,753      $  273,954,482      $  319,701,898
Cash................................................................                --                  --                  --
Restricted cash.....................................................                --                  --                  --
Receivables:
      Capital shares sold...........................................                --                  --                  --
      Investment securities sold....................................                --           2,823,419                  --
      Dividends.....................................................           164,394             211,788             105,358
      Interest......................................................                 1                  12                   2
      Reclaims......................................................                --                  --                  --
Prepaid expenses....................................................             1,787               2,168               2,132
                                                                        --------------      --------------      --------------
         TOTAL ASSETS...............................................        87,480,935         276,991,869         319,809,390
                                                                        --------------      --------------      --------------

LIABILITIES:
Payables:
      Capital shares redeemed.......................................               --            2,837,941                  --
      Investment securities purchased...............................               --                   --                  --
      Licensing fees................................................            34,457              33,588              35,438
      Investment advisory fees......................................            29,823             158,985             174,978
      Printing fees.................................................             3,943              13,047              13,477
      Audit and tax fees............................................            27,500              27,500              27,500
Other liabilities...................................................            18,901              59,415              66,506
                                                                        --------------      --------------      --------------
         TOTAL LIABILITIES..........................................           114,624           3,130,476             317,899
                                                                        --------------      --------------      --------------

NET ASSETS..........................................................    $   87,366,311      $  273,861,393      $  319,491,491
                                                                        ==============      ==============      ==============

NET ASSETS CONSIST OF:
Paid-in capital.....................................................    $   91,016,910      $  284,702,468      $  332,562,122
Par value...........................................................            49,500              96,500              93,500
Accumulated net investment income (loss)............................           160,849             101,577                  --
Accumulated net realized gain (loss) on investments.................        (3,582,617)        (11,189,273)         (9,967,500)
Net unrealized appreciation (depreciation) on investments...........          (278,331)            150,121          (3,196,631)
                                                                        --------------      --------------      --------------
NET ASSETS..........................................................    $   87,366,311      $  273,861,393      $  319,491,491
                                                                        ==============      ==============      ==============

NET ASSET VALUE, per share..........................................    $        17.65      $        28.38      $        34.17
                                                                        ==============      ==============      ==============

Number of shares outstanding
(unlimited number of shares authorized, par value $0.01 per share)..         4,950,002           9,650,002           9,350,002
                                                                        ==============      ==============      ==============

Investments at cost.................................................    $   87,593,084      $  273,804,361      $  322,898,529
                                                                        ==============      ==============      ==============


Page 130               See Notes to Financial Statements

      FIRST TRUST         FIRST TRUST          FIRST TRUST        FIRST TRUST          FIRST TRUST
    SMALL CAP CORE      LARGE CAP VALUE     LARGE CAP GROWTH    MULTI CAP VALUE     MULTI CAP GROWTH
    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
    ----------------    ----------------    ----------------    ----------------    ----------------


     $  117,479,177      $  178,052,811      $  139,432,488      $   39,504,384      $   38,081,481
                 --                  --                  --                  --                  --
                 --                  --                  --                  --                  --

          1,550,128           1,378,194                  --                  --                  --
          9,714,746                  --                  --                  --              62,470
             41,138             190,545              51,275              29,953               9,077
                  1                   6                   1                  --                   1
                 --                  --                  --                  --                  --
              1,851               2,008               1,859               1,679               1,512
     --------------      --------------      --------------      --------------      --------------
        128,787,041         179,623,564         139,485,623          39,536,016          38,154,541
     --------------      --------------      --------------      --------------      --------------



          9,294,706                  --                  --                  --                  --
          1,811,823           1,376,396                  --                  --             106,861
             21,869              25,328              22,988              12,413               9,766
             65,698              95,230              74,250              11,646               7,021
              6,817               8,816               7,449               2,285               1,485
             27,500              27,500              27,500              27,500              27,500
             28,992              38,352              30,968              12,326              12,103
     --------------      --------------      --------------      --------------      --------------
         11,257,405           1,571,622             163,155              66,170             164,736
     --------------      --------------      --------------      --------------      --------------

     $  117,529,636      $  178,051,942      $  139,322,468      $   39,469,846      $   37,989,805
     ==============      ==============      ==============      ==============      ==============


     $  125,334,495      $  194,273,460      $  152,090,304      $   44,256,562      $   42,282,532
             38,000              65,500              47,500              13,500              12,000
                 --             178,765                  --              19,526                  --
         (7,988,939)        (10,428,454)        (19,061,357)         (3,741,979)         (5,336,979)
            146,080          (6,037,329)          6,246,021          (1,077,763)          1,032,252
     --------------      --------------      --------------      --------------      --------------
     $  117,529,636      $  178,051,942      $  139,322,468      $   39,469,846      $   37,989,805
     ==============      ==============      ==============      ==============      ==============

     $        30.93      $        27.18      $        29.33      $        29.24      $        31.66
     ==============      ==============      ==============      ==============      ==============


          3,800,002           6,550,002           4,750,002           1,350,002           1,200,002
     ==============      ==============      ==============      ==============      ==============

     $  117,333,097      $  184,090,140      $  133,186,467      $   40,582,147      $   37,049,229
     ==============      ==============      ==============      ==============      ==============


                       See Notes to Financial Statements                Page 131

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

JULY 31, 2011



                                                                         FIRST TRUST         FIRST TRUST         FIRST TRUST
                                                                        MID CAP VALUE       MID CAP GROWTH     SMALL CAP VALUE
                                                                       ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
                                                                       ----------------    ----------------    ----------------

ASSETS:
Investments at value................................................    $    1,926,298      $    6,968,341      $    1,977,460
Cash................................................................             1,362               9,672               3,011
Restricted cash.....................................................                --                  --                  --
Receivables:
      Capital shares sold...........................................                --                  --                  --
      Investment securities sold....................................                --                  --                  --
      Dividends.....................................................               856               1,383               1,055
      Interest......................................................                --                  --                  --
      Reclaims......................................................                --                  --                  --
Prepaid expenses....................................................                --                  --                  --
                                                                        --------------      --------------      --------------
         TOTAL ASSETS...............................................         1,928,516           6,979,396           1,981,526
                                                                        --------------      --------------      --------------

LIABILITIES:
Payables:
      Capital shares redeemed.......................................                --                  --                  --
      Investment securities purchased...............................                --                  --                  --
      Licensing fees................................................                --                  --                  --
      Investment advisory fees......................................             1,257               3,352               1,279
      Printing fees.................................................                --                  --                  --
      Audit and tax fees............................................                --                  --                  --
Other liabilities...................................................                --                  --                  --
                                                                        --------------      --------------      --------------
         TOTAL LIABILITIES..........................................             1,257               3,352               1,279
                                                                        --------------      --------------      --------------

NET ASSETS..........................................................    $    1,927,259      $    6,976,044      $    1,980,247
                                                                        ==============      ==============      ==============

NET ASSETS CONSIST OF:
Paid-in capital.....................................................    $    2,101,113      $    7,391,652      $    2,127,834
Par value...........................................................             1,000               3,500               1,000
Accumulated net investment income (loss)............................               242                  --                 295
Accumulated net realized gain (loss) on investments.................           (14,543)            (50,613)            (18,341)
Net unrealized appreciation (depreciation) on investments...........          (160,553)           (368,495)           (130,541)
                                                                        --------------      --------------      --------------
NET ASSETS..........................................................    $    1,927,259      $    6,976,044      $    1,980,247
                                                                        ==============      ==============      ==============

NET ASSET VALUE, per share..........................................    $        19.27      $        19.93      $        19.80
                                                                        ==============      ==============      ==============

Number of shares outstanding
(unlimited number of shares authorized, par value $0.01 per share)..           100,002             350,002             100,002
                                                                        ==============      ==============      ==============

Investments at cost.................................................    $    2,086,851      $    7,336,836      $    2,108,001
                                                                        ==============      ==============      ==============


Page 132               See Notes to Financial Statements

       FIRST TRUST        FIRST TRUST
    SMALL CAP GROWTH        MEGA CAP
    ALPHADEX(R) FUND    ALPHADEX(R) FUND
    ----------------    ----------------


     $    5,970,597      $    3,774,750
             10,764                 376
                 --                  --

                 --                  --
             48,841                  --
                636               4,331
                 --                  --
                 --                  --
                 --                  --
     --------------      --------------
          6,030,838           3,779,457
     --------------      --------------



                 --                  --
             49,949                  --
                 --                  --
              3,492               2,103
                 --                  --
                 --                  --
                 --                  --
     --------------      --------------
             53,441               2,103
     --------------      --------------

     $    5,977,397      $    3,777,354
     ==============      ==============


     $    6,220,489      $    3,986,087
              3,000               2,000
                  -               2,568
            (70,238)            (39,562)
           (175,854)           (173,739)
     --------------      --------------
     $    5,977,397      $    3,777,354
     ==============      ==============

     $        19.92      $        18.89
     ==============      ==============


            300,002             200,002
     ==============      ==============

     $    6,146,451      $    3,948,489
     ==============      ==============



                       See Notes to Financial Statements                Page 133

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STATEMENTS OF OPERATIONS



                                                                         FIRST TRUST         FIRST TRUST
                                                                           CONSUMER            CONSUMER          FIRST TRUST
                                                                        DISCRETIONARY          STAPLES              ENERGY
                                                                       ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
                                                                       ----------------    ----------------    ----------------

                                                                            For the             For the             For the
                                                                          Year Ended          Year Ended          Year Ended
                                                                         July 31, 2011       July 31, 2011       July 31, 2011
                                                                        --------------      --------------      --------------

INVESTMENT INCOME:
Dividends...........................................................    $    4,790,825      $    1,039,792      $    1,276,972
Foreign tax withholding.............................................                --                  --              (1,474)
Interest............................................................                43                  33                  21
                                                                        --------------      --------------      --------------
      Total investment income.......................................         4,790,868           1,039,825           1,275,519
                                                                        --------------      --------------      --------------

EXPENSES:
Investment advisory fees............................................         2,110,416             346,753             568,051
Licensing fees......................................................           422,083              69,351             113,610
Accounting and administration fees..................................           213,437              36,206              58,502
Legal fees..........................................................            67,121               7,785              15,774
Printing fees.......................................................            61,853               9,062              17,633
Custodian fees......................................................            52,760               8,669              14,202
Registration and filing fees........................................            46,924              24,716              11,416
Transfer agent fees.................................................            25,539               4,862               7,754
Audit and tax fees..................................................            24,000              24,000              24,000
Listing fees........................................................             8,381               8,380               8,380
Trustees' fees and expenses.........................................             6,720                 987               1,892
Expenses previously waived or reimbursed............................                --                  --                  --
Other expenses......................................................            24,840               3,696               7,049
                                                                        --------------      --------------      --------------
      Total expenses................................................         3,064,074             544,467             848,263
      Less fees waived and expenses reimbursed by the
         investment advisor.........................................          (109,492)            (59,013)            (52,991)
                                                                        --------------      --------------      --------------
      Net expenses..................................................         2,954,582             485,454             795,272
                                                                        --------------      --------------      --------------

NET INVESTMENT INCOME (LOSS)........................................         1,836,286             554,371             480,247
                                                                        --------------      --------------      --------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...................................................       (12,029,532)           (828,955)         (3,381,012)
      In-kind redemptions...........................................        79,124,288          11,264,775          23,819,907
                                                                        --------------      --------------      --------------
Net realized gain (loss)............................................        67,094,756          10,435,820          20,438,895

Net change in unrealized appreciation (depreciation) on investments.        24,000,362          (3,235,197)          6,164,891
                                                                        --------------      --------------      --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).............................        91,095,118           7,200,623          26,603,786
                                                                        --------------      --------------      --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS...............................................    $   92,931,404      $    7,754,994      $   27,084,033
                                                                        ==============      ==============      ==============


Page 134               See Notes to Financial Statements

                                              FIRST TRUST
      FIRST TRUST         FIRST TRUST         INDUSTRIALS/        FIRST TRUST         FIRST TRUST
       FINANCIALS         HEALTH CARE       PRODUCER DURABLES      MATERIALS           TECHNOLOGY
    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
    ----------------    ----------------    ----------------    ----------------    ----------------

         For the             For the             For the             For the             For the
       Year Ended          Year Ended          Year Ended          Year Ended          Year Ended
      July 31, 2011       July 31, 2011       July 31, 2011       July 31, 2011       July 31, 2011
     --------------      --------------      --------------      --------------      --------------


     $    5,449,009      $      888,125      $      586,005      $    6,466,607      $      801,630
             (6,051)                 --                (382)                 --                  --
                 63                  41                  21                 100                  49
     --------------      --------------      --------------      --------------      --------------
          5,443,021             888,166             585,644           6,466,707             801,679
     --------------      --------------      --------------      --------------      --------------


          1,145,144             625,721             249,672           2,206,911             711,005
            229,029             125,144              49,934             441,382             142,201
            117,247              64,484              27,189             222,369              73,142
             53,921              14,483               7,371              72,995              21,236
             45,527              15,632               9,022              67,336              21,896
             28,629              15,643               6,242              55,173              17,775
                499              31,969               3,599              45,675              16,704
             16,857               8,124               4,065              26,566               9,925
             24,000              24,000              24,000              24,000              24,000
              8,380               8,380               8,380               8,380               8,380
              4,723               1,992                 916               7,155               2,491
                 --                  --                  --                  --                  --
             20,087               6,980               4,310              25,903               8,751
     --------------      --------------      --------------      --------------      --------------
          1,694,043             942,552             394,700           3,203,845           1,057,506

            (90,841)            (66,543)            (45,159)           (114,169)            (62,099)
     --------------      --------------      --------------      --------------      --------------
          1,603,202             876,009             349,541           3,089,676             995,407
     --------------      --------------      --------------      --------------      --------------

          3,839,819              12,157             236,103           3,377,031            (193,728)
     --------------      --------------      --------------      --------------      --------------



         (4,814,612)         (1,691,164)         (1,357,251)         (5,918,527)         (6,849,074)
         46,905,578          18,188,248           7,136,056          45,975,161          22,829,628
     --------------      --------------      --------------      --------------      --------------
         42,090,966          16,497,084           5,778,805          40,056,634          15,980,554

        (11,001,578)        (11,998,114)         (1,837,646)         18,413,551         (13,796,850)
     --------------      --------------      --------------      --------------      --------------
         31,089,388           4,498,970           3,941,159          58,470,185           2,183,704
     --------------      --------------      --------------      --------------      --------------


     $   34,929,207      $    4,511,127      $    4,177,262      $   61,847,216      $    1,989,976
     ==============      ==============      ==============      ==============      ==============



                       See Notes to Financial Statements                Page 135

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

                                                                                             FIRST TRUST         FIRST TRUST
                                                                         FIRST TRUST          LARGE CAP            MID CAP
                                                                          UTILITIES              CORE                CORE
                                                                       ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
                                                                       ----------------    ----------------    ----------------

                                                                           For the             For the             For the
                                                                          Year Ended          Year Ended          Year Ended
                                                                        July 31, 2011       July 31, 2011       July 31, 2011
                                                                        --------------      --------------      --------------

INVESTMENT INCOME:
Dividends...........................................................    $    1,748,910      $    2,933,105      $    1,980,179
Foreign tax withholding.............................................                --                  --                  --
Interest............................................................                12                  15                  34
                                                                        --------------      --------------      --------------
      Total investment income.......................................         1,748,922           2,933,120           1,980,213
                                                                        --------------      --------------      --------------

EXPENSES:
Investment advisory fees............................................           251,831             841,523             871,228
Licensing fees......................................................            50,366              90,389              92,402
Accounting and administration fees..................................            26,873              89,245              91,402
Legal fees..........................................................             7,914              24,967              25,236
Printing fees.......................................................             8,664              21,299              23,435
Custodian fees......................................................             6,296              21,038              21,781
Registration and filing fees........................................             6,004              23,648              28,162
Transfer agent fees.................................................             4,018              12,835              12,418
Audit and tax fees..................................................            24,000              24,000              24,000
Listing fees........................................................             8,380               8,380               8,380
Trustees' fees and expenses.........................................               925               2,728               2,838
Expenses previously waived or reimbursed............................                --               8,201               8,722
Other expenses......................................................             4,014               9,880               9,716
                                                                        --------------      --------------      --------------
      Total expenses................................................           399,285           1,178,133           1,219,720
      Less fees waived and expenses reimbursed by the
         investment advisor.........................................           (46,722)                 --                  --
                                                                        --------------      --------------      --------------
      Net expenses..................................................           352,563           1,178,133           1,219,720
                                                                        --------------      --------------      --------------

NET INVESTMENT INCOME (LOSS)........................................         1,396,359           1,754,987             760,493
                                                                        --------------      --------------      --------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...................................................        (1,170,670)         (5,339,209)         (5,161,039)
      In-kind redemptions...........................................         6,885,066          19,434,181          25,998,821
                                                                        --------------      --------------      --------------
Net realized gain (loss)............................................         5,714,396          14,094,972          20,837,782

Net change in unrealized appreciation (depreciation) on investments.        (1,071,266)           (841,369)         (4,250,084)
                                                                        --------------      --------------      --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).............................         4,643,130          13,253,603          16,587,698
                                                                        --------------      --------------      --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS...............................................    $    6,039,489       $  15,008,590      $   17,348,191
                                                                        ==============      ==============      ==============


Page 136               See Notes to Financial Statements

      FIRST TRUST
       SMALL CAP          FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST
          CORE          LARGE CAP VALUE     LARGE CAP GROWTH    MULTI CAP VALUE     MULTI CAP GROWTH
    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
    ----------------    ----------------    ----------------    ----------------    ----------------

        For the             For the             For the             For the             For the
       Year Ended          Year Ended          Year Ended          Year Ended          Year Ended
     July 31, 2011       July 31, 2011       July 31, 2011       July 31, 2011       July 31, 2011
     --------------      --------------      --------------      --------------      --------------


     $      815,559      $    2,453,403      $    1,225,718      $      538,563      $      171,712
                 --                  --                  --                  --                  --
                 21                  25                  16                   9                   7
     --------------      --------------      --------------      --------------      --------------
            815,580           2,453,428           1,225,734             538,572             171,719
     --------------      --------------      --------------      --------------      --------------


            432,279             564,537             475,890             145,061              95,125
             60,744              70,369              63,831              29,012              19,025
             49,081              59,590              50,655              21,907              16,156
             13,050              17,317              14,355               4,515               3,118
             13,589              14,906              13,219               4,328               3,383
             10,807              14,113              11,897               3,627               2,378
              9,166              13,813              10,274               1,735               3,249
              8,405               8,372               7,131               6,027               4,993
             24,000              24,000              24,000              24,000              24,000
              8,380               8,380               8,380               8,380               8,380
              1,466               1,926               1,613                 559                 318
                 --                  --                  --                  --                  --
              5,540               8,564               7,616               2,733               1,250
     --------------      --------------      --------------      --------------      --------------
            636,507             805,887             688,861             251,884             181,375

            (31,316)            (15,536)            (22,615)            (48,799)            (48,197)
     --------------      --------------      --------------      --------------      --------------
            605,191             790,351             666,246             203,085             133,178
     --------------      --------------      --------------      --------------      --------------

            210,389           1,663,077             559,488             335,487              38,541
     --------------      --------------      --------------      --------------      --------------



         (3,636,248)         (2,971,455)         (4,086,186)         (1,043,202)           (835,844)
         16,664,867          16,646,051          11,027,923           5,119,882           2,808,402
     --------------      --------------      --------------      --------------      --------------
         13,028,619          13,674,596           6,941,737           4,076,680           1,972,558

           (902,356)         (6,010,004)          4,069,109            (642,034)            226,026
     --------------      --------------      --------------      --------------      --------------
         12,126,263           7,664,592          11,010,846           3,434,646           2,198,584
     --------------      --------------      --------------      --------------      --------------


     $   12,336,652      $    9,327,669      $   11,570,334      $    3,770,133      $    2,237,125
     ==============      ==============      ==============      ==============      ==============




                       See Notes to Financial Statements                Page 137

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

                                                                         FIRST TRUST         FIRST TRUST         FIRST TRUST
                                                                        MID CAP VALUE       MID CAP GROWTH     SMALL CAP VALUE
                                                                       ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
                                                                       ----------------    ----------------    ----------------
                                                                        For the Period      For the Period      For the Period
                                                                      April 19, 2011 (a)  April 19, 2011 (a)  April 19, 2011 (a)
                                                                           through             through             through
                                                                        July 31, 2011       July 31, 2011       July 31, 2011
                                                                        --------------      --------------      --------------

INVESTMENT INCOME:
Dividends...........................................................    $        8,305      $        4,570      $        7,364
Foreign tax withholding.............................................                --                  --                  --
Interest............................................................                --                  --                  --
                                                                        --------------      --------------      --------------
      Total investment income.......................................             8,305               4,570               7,364
                                                                        --------------      --------------      --------------

EXPENSES:
Investment advisory fees............................................             4,043               6,155               4,049
Licensing fees......................................................                --                  --                  --
Accounting and administration fees..................................                --                  --                  --
Legal fees..........................................................                --                  --                  --
Printing fees.......................................................                --                  --                  --
Custodian fees......................................................                --                  --                  --
Registration and filing fees........................................                --                  --                  --
Transfer agent fees.................................................                --                  --                  --
Audit and tax fees..................................................                --                  --                  --
Listing fees........................................................                --                  --                  --
Trustees' fees and expenses.........................................                --                  --                  --
Expenses previously waived or reimbursed............................                --                  --                  --
Other expenses......................................................                --                  --                  --
                                                                        --------------      --------------      --------------
      Total expenses................................................             4,043               6,155               4,049
      Less fees waived and expenses reimbursed by the
         investment advisor.........................................                --                  --                  --
                                                                        --------------      --------------      --------------
      Net expenses..................................................             4,043               6,155               4,049
                                                                        --------------      --------------      --------------

NET INVESTMENT INCOME (LOSS)........................................             4,262              (1,585)              3,315
                                                                        --------------      --------------      --------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...................................................           (14,590)            (53,172)            (18,342)
      In-kind redemptions...........................................            88,482              89,952             123,881
                                                                        --------------      --------------      --------------
Net realized gain (loss)............................................            73,892              36,780             105,539

Net change in unrealized appreciation (depreciation) on investments.          (160,553)           (368,495)           (130,541)
                                                                        --------------      --------------      --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).............................           (86,661)           (331,715)            (25,002)
                                                                        --------------      --------------      --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS...............................................    $      (82,399)     $     (333,300)     $      (21,687)
                                                                        ==============      ==============      ==============

(a) Inception date.


Page 138               See Notes to Financial Statements

      FIRST TRUST         FIRST TRUST
    SMALL CAP GROWTH        MEGA CAP
    ALPHADEX(R) FUND    ALPHADEX(R) FUND
    ----------------    ----------------
     For the Period      For the Period
   April 19, 2011 (a)   May 11, 2011 (a)
        through             through
     July 31, 2011       July 31, 2011
     --------------      --------------


     $        3,765      $        8,252
                 --                  --
                 --                  --
     --------------      --------------
              3,765               8,252
     --------------      --------------


              7,708               3,934
                 --                  --
                 --                  --
                 --                  --
                 --                  --
                 --                  --
                 --                  --
                 --                  --
                 --                  --
                 --                  --
                 --                  --
                 --                  --
                 --                  --
     --------------      --------------
              7,708               3,934

                 --                  --
     --------------      --------------
              7,708               3,934
     --------------      --------------

             (3,943)              4,318
     --------------      --------------



            (71,443)            (41,711)
             99,606              31,574
     --------------      --------------
             28,163             (10,137)

           (175,854)           (173,739)
     --------------      --------------
           (147,691)           (183,876)
     --------------      --------------


     $     (151,634)     $     (179,558)
     ==============      ==============



                       See Notes to Financial Statements                Page 139

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         FIRST TRUST                     FIRST TRUST
                                                                   CONSUMER DISCRETIONARY             CONSUMER STAPLES
                                                                      ALPHADEX(R) FUND                ALPHADEX(R) FUND
                                                                -----------------------------   -----------------------------
                                                                For the Year    For the Year    For the Year    For the Year
                                                                    Ended           Ended           Ended           Ended
                                                                July 31, 2011   July 31, 2010   July 31, 2011   July 31, 2010
                                                                -------------   -------------   -------------   -------------

OPERATIONS:
   Net investment income (loss)..............................   $   1,836,286   $     324,918   $     554,371   $     219,126
   Net realized gain (loss)..................................      67,094,756      (3,778,801)     10,435,820       1,297,636
   Net change in unrealized appreciation (depreciation)......      24,000,362       3,257,829      (3,235,197)        371,386
                                                                -------------   -------------   -------------   -------------
   Net increase (decrease) in net assets resulting
      from operations........................................      92,931,404        (196,054)      7,754,994       1,888,148
                                                                -------------   -------------   -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.....................................      (1,938,170)       (324,928)       (519,675)       (199,620)
   Return of capital.........................................              --         (12,472)             --              --
                                                                -------------   -------------   -------------   -------------
   Total distributions to shareholders.......................      (1,938,170)       (337,400)       (519,675)       (199,620)
                                                                -------------   -------------   -------------   -------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold.................................     748,121,746     182,184,649     282,498,516      25,961,772
   Cost of shares redeemed...................................    (350,374,014)    (51,182,841)    (65,359,227)    (11,261,485)
                                                                -------------   -------------   -------------   -------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions..........................     397,747,732     131,001,808     217,139,289      14,700,287
                                                                -------------   -------------   -------------   -------------

   Total increase (decrease) in net assets...................     488,740,966     130,468,354     224,374,608      16,388,815

NET ASSETS:
   Beginning of period.......................................     136,854,769       6,386,415      25,406,009       9,017,194
                                                                -------------   -------------   -------------   -------------
   End of period.............................................   $ 625,595,735   $ 136,854,769   $ 249,780,617   $  25,406,009
                                                                =============   =============   =============   =============

   Accumulated net investment income (loss)
      at end of period.......................................   $          --   $          --   $      65,618   $      30,922
                                                                =============   =============   =============   =============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period...................       8,600,002         500,002       1,350,002         550,002
   Shares sold...............................................      37,350,000      11,250,000      11,650,000       1,400,000
   Shares redeemed...........................................     (16,650,000)     (3,150,000)     (2,800,000)       (600,000)
                                                                -------------   -------------   -------------   -------------
   Shares outstanding, end of period.........................      29,300,002       8,600,002      10,200,002       1,350,002
                                                                =============   =============   =============   =============



Page 140               See Notes to Financial Statements

         FIRST TRUST                     FIRST TRUST                     FIRST TRUST                     FIRST TRUST
           ENERGY                        FINANCIALS                      HEALTH CARE            INDUSTRIALS/PRODUCER DURABLES
      ALPHADEX(R) FUND                ALPHADEX(R) FUND                ALPHADEX(R) FUND                ALPHADEX(R) FUND
-----------------------------   -----------------------------   -----------------------------   -----------------------------
For the Year    For the Year    For the Year    For the Year    For the Year    For the Year    For the Year    For the Year
    Ended           Ended           Ended           Ended           Ended           Ended           Ended           Ended
July 31, 2011   July 31, 2010   July 31, 2011   July 31, 2010   July 31, 2011   July 31, 2010   July 31, 2011   July 31, 2010
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------


$     480,247   $     129,391   $   3,839,819   $     896,443   $      12,157   $     (71,085)  $     236,103   $     176,058
   20,438,895       1,949,726      42,090,966      (1,340,248)     16,497,084       6,212,490       5,778,805       1,195,251
    6,164,891      (2,663,698)    (11,001,578)      2,789,910     (11,998,114)     (2,829,054)     (1,837,646)      1,033,084
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

   27,084,033        (584,581)     34,929,207       2,346,105       4,511,127       3,312,351       4,177,262       2,404,393
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------


     (480,290)       (128,295)     (4,076,241)       (694,470)       (419,500)             --        (252,090)       (154,530)
           --              --              --              --              --              --              --              --
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
     (480,290)       (128,295)     (4,076,241)       (694,470)       (419,500)             --        (252,090)       (154,530)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------


  211,285,734      71,105,404     372,456,598     173,946,227     341,874,444      66,246,325      65,434,780      37,130,121
 (113,428,238)    (35,773,935)   (429,186,698)    (57,636,511)   (152,270,043)    (37,134,602)    (34,292,004)    (13,946,980)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

   97,857,496      35,331,469     (56,730,100)    116,309,716     189,604,401      29,111,723      31,142,776      23,183,141
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

  124,461,239      34,618,593     (25,877,134)    117,961,351     193,696,028      32,424,074      35,067,948      25,433,004


   44,149,149       9,530,556     126,256,639       8,295,288      47,439,322      15,015,248      30,844,672       5,411,668
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
$ 168,610,388   $  44,149,149   $ 100,379,505   $ 126,256,639   $ 241,135,350   $  47,439,322  $   65,912,620   $  30,844,672
=============   =============   =============   =============   =============   =============   =============   =============


$       1,276   $       1,319   $           2   $     218,408   $          --   $          --   $      11,165   $      27,152
=============   =============   =============   =============   =============   =============   =============   =============


    2,750,002         700,002       9,700,002         800,002       2,200,002         850,002       2,000,002         450,002
    9,400,000       4,200,000      26,150,000      13,350,000      11,700,000       3,000,000       3,500,000       2,450,000
   (5,050,000)     (2,150,000)    (28,700,000)     (4,450,000)     (5,450,000)     (1,650,000)     (1,850,000)       (900,000)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    7,100,002       2,750,002       7,150,002       9,700,002       8,450,002       2,200,002       3,650,002       2,000,002
=============   =============   =============   =============   =============   =============   =============   =============




                       See Notes to Financial Statements                Page 141

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

                                                                         FIRST TRUST                    FIRST TRUST
                                                                          MATERIALS                      TECHNOLOGY
                                                                      ALPHADEX(R) FUND                ALPHADEX(R) FUND
                                                                -----------------------------   -----------------------------
                                                                For the Year    For the Year    For the Year    For the Year
                                                                    Ended           Ended           Ended           Ended
                                                                July 31, 2011   July 31, 2010   July 31, 2011   July 31, 2010
                                                                -------------   -------------   -------------   -------------

OPERATIONS:
   Net investment income (loss)..............................   $   3,377,031   $     935,862   $    (193,728)  $    (133,383)
   Net realized gain (loss)..................................      40,056,634         210,077      15,980,554       3,400,314
   Net change in unrealized appreciation (depreciation)......      18,413,551       2,901,908     (13,796,850)        (95,348)
                                                                -------------   -------------   -------------   -------------
   Net increase (decrease) in net assets resulting
      from operations........................................      61,847,216       4,047,847       1,989,976       3,171,583
                                                                -------------   -------------   -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.....................................      (6,954,230)       (880,891)        (30,330)             --
   Return of capital.........................................               --             --              --              --
                                                                -------------   -------------   -------------   -------------
   Total distributions to shareholders.......................      (6,954,230)       (880,891)        (30,330)             --
                                                                -------------   -------------   -------------   -------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold.................................     663,106,313     247,467,583     247,389,281      76,157,794
   Cost of shares redeemed...................................    (278,289,444)   (111,717,290)   (111,695,006)    (31,828,533)
                                                                -------------   -------------   -------------   -------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions..........................     384,816,869     135,750,293     135,694,275      44,329,261
                                                                -------------   -------------   -------------   -------------

   Total increase (decrease) in net assets...................     439,709,855     138,917,249     137,653,921      47,500,844

NET ASSETS:
   Beginning of period.......................................     148,839,241       9,921,992      59,875,257      12,374,413
                                                                -------------   -------------   -------------   -------------
   End of period.............................................   $ 588,549,096   $ 148,839,241   $ 197,529,178   $  59,875,257
                                                                =============   =============   =============   =============

   Accumulated net investment income (loss)
      at end of period.......................................   $          --   $      61,080   $          --   $          --
                                                                =============   =============   =============   =============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period...................       7,450,002         650,002       3,305,000         855,000
   Shares sold...............................................      28,450,000      12,400,000      10,650,000       4,200,000
   Shares redeemed...........................................     (11,600,000)     (5,600,000)     (4,900,000)     (1,750,000)
                                                                -------------   -------------   -------------   -------------
   Shares outstanding, end of period.........................      24,300,002       7,450,002       9,055,000       3,305,000
                                                                =============   =============   =============   =============


Page 142                See Notes to Financial Statements

         FIRST TRUST                     FIRST TRUST                     FIRST TRUST                     FIRST TRUST
          UTILITIES                    LARGE CAP CORE                   MID CAP CORE                   SMALL CAP CORE
      ALPHADEX(R) FUND                ALPHADEX(R) FUND                ALPHADEX(R) FUND                ALPHADEX(R) FUND
-----------------------------   -----------------------------   -----------------------------   -----------------------------
For the Year    For the Year    For the Year    For the Year    For the Year    For the Year    For the Year    For the Year
    Ended           Ended           Ended           Ended           Ended           Ended           Ended           Ended
July 31, 2011   July 31, 2010   July 31, 2011   July 31, 2010   July 31, 2011   July 31, 2010   July 31, 2011   July 31, 2010
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------


$   1,396,359   $     726,235   $   1,754,987   $     425,805   $     760,493   $     265,177   $     210,389   $      88,450
    5,714,396       1,450,582      14,094,972       4,196,921      20,837,782       3,582,859      13,028,619       1,991,493
   (1,071,266)        540,017        (841,369)       (528,547)     (4,250,084)       (189,048)       (902,356)        316,173
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

    6,039,489       2,716,834      15,008,590       4,094,179      17,348,191       3,658,988      12,336,652       2,396,116
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------


   (1,292,371)       (696,815)     (1,696,550)       (387,051)       (829,065)       (237,580)       (276,075)        (79,005)
           --              --              --              --              --              --              --              --
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
   (1,292,371)       (696,815)     (1,696,550)       (387,051)       (829,065)       (237,580)       (276,075)        (79,005)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------


   94,385,800      28,126,503     319,894,079      72,468,440     373,773,117      72,256,537     142,546,748      44,459,145
  (42,603,726)    (12,968,948)   (117,559,030)    (31,681,238)   (127,719,332)    (27,558,349)    (74,552,757)    (17,608,287)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

   51,782,074      15,157,555     202,335,049      40,787,202     246,053,785      44,698,188      67,993,991      26,850,858
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

   56,529,192      17,177,574     215,647,089      44,494,330     262,572,911      48,119,596      80,054,568      29,167,969


   30,837,119      13,659,545      58,214,304      13,719,974      56,918,580       8,798,984      37,475,068       8,307,099
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
$  87,366,311   $  30,837,119   $ 273,861,393   $  58,214,304   $ 319,491,491   $  56,918,580   $ 117,529,636   $  37,475,068
=============   =============   =============   =============   =============   =============   =============   =============


$     160,849   $      56,861   $     101,577   $      46,944   $          --   $      30,353   $          --   $      11,904
=============   =============   =============   =============   =============   =============   =============   =============


    2,000,002       1,000,002       2,450,002         700,002       2,100,002         400,002       1,500,002         400,002
    5,400,000       1,850,000      11,300,000       3,100,000      10,950,000       2,700,000       4,700,000       1,800,000
   (2,450,000)       (850,000)     (4,100,000)     (1,350,000)     (3,700,000)     (1,000,000)     (2,400,000)       (700,000)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    4,950,002       2,000,002       9,650,002       2,450,002       9,350,002       2,100,002       3,800,002       1,500,002
=============   =============   =============   =============   =============   =============   =============   =============


                       See Notes to Financial Statements                Page 143

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

                                                                         FIRST TRUST                     FIRST TRUST
                                                                       LARGE CAP VALUE                LARGE CAP GROWTH
                                                                      ALPHADEX(R) FUND                ALPHADEX(R) FUND
                                                                -----------------------------   -----------------------------
                                                                For the Year    For the Year    For the Year    For the Year
                                                                    Ended           Ended           Ended           Ended
                                                                July 31, 2011   July 31, 2010   July 31, 2011   July 31, 2010
                                                                -------------   -------------   -------------   -------------

OPERATIONS:
   Net investment income (loss)..............................   $   1,663,077   $     610,279   $     559,488   $      77,720
   Net realized gain (loss)..................................      13,674,596       5,901,495       6,941,737       2,813,023
   Net change in unrealized appreciation (depreciation)......      (6,010,004)     (1,518,392)      4,069,109         198,995
                                                                -------------   -------------   -------------   -------------
   Net increase (decrease) in net assets resulting
      from operations........................................       9,327,669       4,993,382      11,570,334       3,089,738
                                                                -------------   -------------   -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.....................................      (1,524,286)       (586,236)       (626,975)        (74,300)
   Return of capital.........................................              --              --              --              --
                                                                -------------   -------------   -------------   -------------
   Total distributions to shareholders.......................      (1,524,286)       (586,236)       (626,975)        (74,300)
                                                                -------------   -------------   -------------   -------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold.................................     218,828,559      57,874,243     164,875,818      51,079,703
   Cost of shares redeemed...................................     (98,538,066)    (30,464,003)    (75,941,646)    (28,610,455)
                                                                -------------   -------------   -------------   -------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions..........................     120,290,493      27,410,240      88,934,172      22,469,248
                                                                -------------   -------------   -------------   -------------

   Total increase (decrease) in net assets...................     128,093,876      31,817,386      99,877,531      25,484,686

NET ASSETS:
   Beginning of period.......................................      49,958,066      18,140,680      39,444,937      13,960,251
                                                                -------------   -------------   -------------   -------------
   End of period.............................................   $ 178,051,942   $  49,958,066   $ 139,322,468   $  39,444,937
                                                                =============   =============   =============   =============

   Accumulated net investment income (loss)
      at end of period.......................................   $     178,765   $      45,212   $          --   $       3,521
                                                                =============   =============   =============   =============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period...................       2,150,002         950,002       1,650,002         700,002
   Shares sold...............................................       7,950,000       2,500,000       5,750,000       2,150,000
   Shares redeemed...........................................      (3,550,000)     (1,300,000)     (2,650,000)     (1,200,000)
                                                                -------------   -------------   -------------   -------------
   Shares outstanding, end of period.........................       6,550,002       2,150,002       4,750,002       1,650,002
                                                                =============   =============   =============   =============


Page 144               See Notes to Financial Statements

         FIRST TRUST                     FIRST TRUST
       MULTICAP VALUE                 MULTI CAP GROWTH
      ALPHADEX(R) FUND                ALPHADEX(R) FUND
-----------------------------   -----------------------------
For the Year    For the Year    For the Year    For the Year
    Ended           Ended           Ended           Ended
July 31, 2011   July 31, 2010   July 31, 2011   July 31, 2010
-------------   -------------   -------------   -------------


$     335,487   $     247,144   $      38,541   $       5,726
    4,076,680       3,737,301       1,972,558       1,352,508
     (642,034)     (1,607,943)        226,026        (122,230)
-------------   -------------   -------------   -------------

    3,770,133       2,376,502       2,237,125       1,236,004
-------------   -------------   -------------   -------------


     (335,071)       (229,401)        (59,430)             --
           --              --              --              --
-------------   -------------   -------------   -------------
     (335,071)       (229,401)        (59,430)             --
-------------   -------------   -------------   -------------


   40,201,315      28,406,184      46,519,284       9,750,097
  (25,083,144)    (19,737,496)    (18,227,305)     (8,661,496)
-------------   -------------   -------------   -------------

   15,118,171       8,668,688      28,291,979       1,088,601
-------------   -------------   -------------   -------------

   18,553,233      10,815,789      30,469,674       2,324,605


   20,916,613      10,100,824       7,520,131       5,195,526
-------------   -------------   -------------   -------------
$  39,469,846   $  20,916,613   $  37,989,805   $   7,520,131
=============   =============   =============   =============


$      19,526   $      20,531   $          --   $       5,726
=============   =============   =============   =============


      850,002         500,002         300,002         250,002
    1,350,000       1,150,000       1,500,000         400,000
     (850,000)       (800,000)       (600,000)       (350,000)
-------------   -------------   -------------   -------------
    1,350,002         850,002       1,200,002         300,002
=============   =============   =============   =============




                       See Notes to Financial Statements                Page 145

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

                                                                     FIRST TRUST           FIRST TRUST           FIRST TRUST
                                                                    MID CAP VALUE         MID CAP GROWTH       SMALL CAP VALUE
                                                                   ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND
                                                                  ------------------    ------------------    ------------------
                                                                    For the Period        For the Period        For the Period
                                                                  April 19, 2011 (a)    April 19, 2011 (a)    April 19, 2011 (a)
                                                                       through               through               through
                                                                    July 31, 2011         July 31, 2011         July 31, 2011
                                                                    --------------        --------------        --------------

OPERATIONS:
   Net investment income (loss)..............................       $        4,262        $       (1,585)       $        3,315
   Net realized gain (loss)..................................               73,892                36,780               105,539
   Net change in unrealized appreciation (depreciation)......             (160,553)             (368,495)             (130,541)
                                                                    --------------        --------------        --------------
   Net increase (decrease) in net assets resulting
      from operations........................................              (82,399)             (333,300)              (21,687)
                                                                    --------------        --------------        --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.....................................               (4,020)                   --                (3,020)
   Return of capital.........................................                   --                    --                    --
                                                                    --------------        --------------        --------------
   Total distributions to shareholders.......................               (4,020)                   --                (3,020)
                                                                    --------------        --------------        --------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold.................................            3,045,850             8,379,715             3,048,791
   Cost of shares redeemed...................................           (1,032,172)           (1,070,371)           (1,043,837)
                                                                    --------------        --------------        --------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions..........................            2,013,678             7,309,344             2,004,954
                                                                    --------------        --------------        --------------

   Total increase (decrease) in net assets...................            1,927,259             6,976,044             1,980,247

NET ASSETS:
   Beginning of period.......................................                   --                    --                    --
                                                                    --------------        --------------        --------------
   End of period.............................................       $    1,927,259        $    6,976,044        $    1,980,247
                                                                    ==============        ==============        ==============

   Accumulated net investment income (loss)
      at end of period.......................................       $          242        $           --        $          295
                                                                    ==============        ==============        ==============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period...................                   --                    --                    --
   Shares sold...............................................              150,002               400,002               150,002
   Shares redeemed...........................................              (50,000)              (50,000)              (50,000)
                                                                    --------------        --------------        --------------
   Shares outstanding, end of period.........................              100,002               350,002               100,002
                                                                    ==============        ==============        ==============

(a)  Inception date.

Page 146               See Notes to Financial Statements

   FIRST TRUST           FIRST TRUST
 SMALL CAP GROWTH          MEGA CAP
 ALPHADEX(R) FUND      ALPHADEX(R) FUND
------------------    ------------------
  For the Period        For the Period
April 19, 2011 (a)     May 11, 2011 (a)
      through              through
   July 31, 2011        July 31, 2011
  --------------        --------------



  $       (3,943)       $        4,318
          28,163               (10,137)
        (175,854)             (173,739)
  --------------        --------------

        (151,634)             (179,558)
  --------------        --------------


              --                (1,750)
              --                    --
  --------------        --------------
              --                (1,750)
  --------------        --------------


       7,199,910             4,942,237
      (1,070,879)             (983,575)
  --------------        --------------

       6,129,031             3,958,662
  --------------        --------------

       5,977,397             3,777,354


              --                    --
  --------------        --------------
  $    5,977,397        $    3,777,354
  ==============        ==============


  $           --        $        2,568
  ==============        ==============


              --                    --
         350,002               250,002
         (50,000)              (50,000)
  --------------        --------------
         300,002               200,002
  ==============        ==============




                       See Notes to Financial Statements                Page 147

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND

                                                                                                              FOR THE PERIOD
                                             FOR THE          FOR THE          FOR THE          FOR THE       MAY 8, 2007 (a)
                                            YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED        THROUGH
                                          JULY 31, 2011    JULY 31, 2010    JULY 31, 2009    JULY 31, 2008    JULY 31, 2007
                                          --------------   --------------   --------------   --------------   --------------


Net asset value, beginning of period        $    15.91       $    12.77       $    14.19       $    18.83       $    20.00
                                            ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.08             0.06             0.10             0.08             0.00 (b)(f)
Net realized and unrealized gain (loss)           5.44             3.14            (1.42)           (4.64)           (1.17)
                                            ----------       ----------       ----------       ----------       ----------
Total from investment operations                  5.52             3.20            (1.32)           (4.56)           (1.17)
                                            ----------       ----------       ----------       ----------       ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.08)           (0.06)           (0.10)           (0.08)              --
Return of capital                                   --            (0.00) (f)       (0.00) (f)          --               --
                                            ----------       ----------       ----------       ----------       ----------
Total distributions                              (0.08)           (0.06)           (0.10)           (0.08)              --
                                            ----------       ----------       ----------       ----------       ----------
Net asset value, end of period              $    21.35       $    15.91       $    12.77       $    14.19       $    18.83
                                            ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (c)                                34.75%           25.08%          (9.12)%         (24.24)%          (5.85)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $  625,596       $  136,855       $    6,386       $    3,547       $    1,883
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                    0.73%            0.86%            1.59%            3.36%           11.39% (d)
Ratio of net expenses to average
   net assets                                    0.70%            0.70%            0.70%            0.70%            0.70% (d)
Ratio of net investment income (loss)
   to average net assets                         0.44%            0.47%            1.00%            0.58%            0.04% (d)
Portfolio turnover rate (e)                        90%             114%             133%              91%              34%


FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND

                                                                                                              FOR THE PERIOD
                                             FOR THE          FOR THE          FOR THE          FOR THE       MAY 8, 2007 (a)
                                            YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED        THROUGH
                                          JULY 31, 2011    JULY 31, 2010    JULY 31, 2009    JULY 31, 2008    JULY 31, 2007
                                          --------------   --------------   --------------   --------------   --------------


Net asset value, beginning of period        $    18.82       $    16.39       $    17.96       $    19.11       $    20.00
                                            ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.17             0.18             0.25             0.21             0.04 (b)
Net realized and unrealized gain (loss)           5.68             2.43            (1.57)           (1.14)           (0.93)
                                            ----------       ----------       ----------       ----------       ----------
Total from investment operations                  5.85             2.61            (1.32)           (0.93)           (0.89)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.18)           (0.18)           (0.25)           (0.22)              --
                                            ----------       ----------       ----------       ----------       ----------
Net asset value, end of period              $    24.49       $    18.82       $    16.39       $    17.96       $    19.11
                                            ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (c)                                31.21%           15.97%          (7.14)%          (4.86)%          (4.45)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $  249,781       $   25,406       $    9,017       $    2,695       $    2,866
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                    0.79%            0.98%            1.30%            2.55%            9.34% (d)
Ratio of net expenses to average
   net assets                                    0.70%            0.70%            0.70%            0.70%            0.70% (d)
Ratio of net investment income (loss)
   to average net assets                         0.80%            1.18%            1.99%            1.10%            0.98% (d)
Portfolio turnover rate (e)                       108%              95%             145%              96%               1%


(a)   Inception date.

(b)   Per share amounts have been calculated using the average share method.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)   Annualized.

(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(f)   Amount represents less than $0.01 per share.


Page 148                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST ENERGY ALPHADEX(R) FUND

                                                                                                              FOR THE PERIOD
                                             FOR THE          FOR THE          FOR THE          FOR THE       MAY 8, 2007 (a)
                                            YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED         THROUGH
                                          JULY 31, 2011    JULY 31, 2010    JULY 31, 2009    JULY 31, 2008     JULY 31, 2007
                                          --------------   --------------   --------------   --------------   --------------


Net asset value, beginning of period        $    16.05       $    13.62       $    23.85       $    20.74       $    20.00
                                            ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.10             0.06             0.03             0.12            (0.00) (b)(f)
Net realized and unrealized gain (loss)           7.71             2.42           (10.23)            3.12             0.74
                                            ----------       ----------       ----------       ----------       ----------
Total from investment operations                  7.81             2.48           (10.20)            3.24             0.74
                                            ----------       ----------       ----------       ----------       ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.11)           (0.05)           (0.03)           (0.13)              --
Net realized gain                                   --               --               --            (0.00) (f)          --

Return of capital                                   --               --            (0.00) (f)          --               --
                                            ----------       ----------       ----------       ----------       ----------
Total distributions                              (0.11)           (0.05)           (0.03)           (0.13)              --
                                            ----------       ----------       ----------       ----------       ----------
Net asset value, end of period              $    23.75       $    16.05       $    13.62       $    23.85       $    20.74
                                            ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (c)                                48.70%           18.26%         (42.74)%           15.62%            3.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $  168,610       $   44,149       $    9,531       $    8,347       $    5,184
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                    0.75%            0.89%            1.35%            1.80%            9.49% (d)
Ratio of net expenses to average
   net assets                                    0.70%            0.70%            0.70%            0.70%            0.70% (d)
Ratio of net investment income (loss)
   to average net assets                         0.42%            0.36%            0.24%            0.48%          (0.03)% (d)
Portfolio turnover rate (e)                       101%             103%             116%              67%               1%


FIRST TRUST FINANCIALS ALPHADEX(R) FUND

                                                                                                              FOR THE PERIOD
                                             FOR THE          FOR THE          FOR THE          FOR THE       MAY 8, 2007 (a)
                                            YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED         THROUGH
                                          JULY 31, 2011    JULY 31, 2010    JULY 31, 2009    JULY 31, 2008     JULY 31, 2007
                                          --------------   --------------   --------------   --------------   --------------


Net asset value, beginning of period        $    13.02       $    10.37       $    12.41       $    17.91       $    20.00
                                            ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.30             0.11             0.18             0.29             0.07 (b)
Net realized and unrealized gain (loss)           1.05             2.65            (2.05)           (5.44)           (2.16)
                                            ----------       ----------       ----------       ----------       ----------
Total from investment operations                  1.35             2.76            (1.87)           (5.15)           (2.09)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.33)           (0.11)           (0.17)           (0.35)              --
                                            ----------       ----------       ----------       ----------       ----------
Net asset value, end of period              $    14.04       $    13.02       $    10.37       $    12.41       $    17.91
                                            ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (c)                                10.25%           26.68%         (14.94)%         (28.95)%         (10.45)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $  100,380       $  126,257       $    8,295       $    1,861       $    1,791
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                    0.74%            0.87%            1.50%            3.89%           11.58% (d)
Ratio of net expenses to average
   net assets                                    0.70%            0.70%            0.70%            0.70%            0.70% (d)
Ratio of net investment income (loss)
   to average net assets                         1.68%            1.43%            2.49%            2.13%            1.46% (d)
Portfolio turnover rate (e)                        62%              89%             140%              74%              26%


(a)   Inception date.

(b)   Per share amounts have been calculated using the average share method.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)   Annualized.

(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(f)   Amount represents less than $0.01 per share.


                       See Notes to Financial Statements                Page 149

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND

                                                                                                              FOR THE PERIOD
                                             FOR THE          FOR THE          FOR THE          FOR THE       MAY 8, 2007 (a)
                                            YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED        THROUGH
                                          JULY 31, 2011    JULY 31, 2010    JULY 31, 2009    JULY 31, 2008    JULY 31, 2007
                                          --------------   --------------   --------------   --------------   --------------


Net asset value, beginning of period        $    21.56       $    17.66       $    18.93       $    19.48       $    20.00
                                            ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.01            (0.03)           (0.02)           (0.03)           (0.01) (b)
Net realized and unrealized gain (loss)           7.03             3.93            (1.25)           (0.52)           (0.51)
                                            ----------       ----------       ----------       ----------       ----------
Total from investment operations                  7.04             3.90            (1.27)           (0.55)           (0.52)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.06)              --               --               --               --
                                            ----------       ----------       ----------       ----------       ----------
Net asset value, end of period              $    28.54       $    21.56       $    17.66       $    18.93       $    19.48
                                            ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (c)                                32.67%           22.08%          (6.71)%          (2.82)%          (2.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $  241,135       $   47,439       $   15,015       $    8,521       $    1,949
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                    0.75%            0.87%            1.15%            2.03%           11.48% (d)
Ratio of net expenses to average
   net assets                                    0.70%            0.70%            0.70%            0.70%            0.70% (d)
Ratio of net investment income (loss)
   to average net assets                         0.01%          (0.19)%          (0.17)%          (0.34)%          (0.31)% (d)
Portfolio turnover rate (e)                       116%              87%             138%              89%              30%



FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND


                                                                                                              FOR THE PERIOD
                                             FOR THE          FOR THE          FOR THE          FOR THE       MAY 8, 2007 (a)
                                            YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED        THROUGH
                                          JULY 31, 2011    JULY 31, 2010    JULY 31, 2009    JULY 31, 2008    JULY 31, 2007
                                          --------------   --------------   --------------   --------------   --------------


Net asset value, beginning of period        $    15.42       $    12.03       $    17.54       $    18.87       $    20.00
                                            ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.08             0.11             0.10             0.05            (0.00) (b) (f)
Net realized and unrealized gain (loss)           2.65             3.39            (5.52)           (1.33)           (1.13)
                                            ----------       ----------       ----------       ----------       ----------
Total from investment operations                  2.73             3.50            (5.42)           (1.28)           (1.13)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.09)           (0.11)           (0.09)           (0.05)              --
                                            ----------       ----------       ----------       ----------       ----------
Net asset value, end of period              $    18.06       $    15.42       $    12.03       $    17.54       $    18.87
                                            ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (c)                                17.68%           29.16%         (30.83)%          (6.82)%          (5.65)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $   65,913       $   30,845       $    5,412       $    4,384       $    4,718
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                    0.79%            0.99%            1.63%            1.90%           10.09% (d)
Ratio of net expenses to average
   net assets                                    0.70%            0.70%            0.70%            0.70%            0.70% (d)
Ratio of net investment income (loss)
   to average net assets                         0.47%            0.95%            0.99%            0.29%          (0.14)% (d)
Portfolio turnover rate (e)                       102%              95%             153%              81%              24%



(a)   Inception date.

(b)   Per share amounts have been calculated using the average share method.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)   Annualized.

(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(f)   Amount represents less than $0.01 per share.


Page 150               See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST MATERIALS ALPHADEX(R) FUND

                                                                                                              FOR THE PERIOD
                                             FOR THE          FOR THE          FOR THE          FOR THE       MAY 8, 2007 (a)
                                            YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED        THROUGH
                                          JULY 31, 2011    JULY 31, 2010    JULY 31, 2009    JULY 31, 2008    JULY 31, 2007
                                          --------------   --------------   --------------   --------------   --------------


Net asset value, beginning of period        $    19.98       $    15.26       $    21.90       $    20.17       $    20.00
                                            ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.22             0.25             0.20             0.16             0.02 (b)
Net realized and unrealized gain (loss)           4.40             4.72            (6.64)            1.75             0.15
                                            ----------       ----------       ----------       ----------       ----------
Total from investment operations                  4.62             4.97            (6.44)            1.91             0.17

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.38)           (0.25)           (0.20)           (0.18)              --
                                            ----------       ----------       ----------       ----------       ----------
Net asset value, end of period              $    24.22       $    19.98       $    15.26       $    21.90       $    20.17
                                            ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (c)                                23.12%           32.72%         (29.20)%            9.44%            0.85%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $  588,549       $  148,839       $    9,922       $    5,474       $    3,025
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                    0.73%            0.84%            1.40%            2.33%            9.56% (d)
Ratio of net expenses to average
   net assets                                    0.70%            0.70%            0.70%            0.70%            0.70% (d)
Ratio of net investment income (loss)
   to average net assets                         0.77%            1.15%            1.46%            0.75%            0.46% (d)
Portfolio turnover rate (e)                       116%              90%             153%              59%               1%




FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND

                                                                                                              FOR THE PERIOD
                                             FOR THE          FOR THE          FOR THE          FOR THE       MAY 8, 2007 (a)
                                            YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED        THROUGH
                                          JULY 31, 2011    JULY 31, 2010    JULY 31, 2009    JULY 31, 2008    JULY 31, 2007
                                          --------------   --------------   --------------   --------------   --------------


Net asset value, beginning of period        $    18.12       $    14.47       $    17.63       $    20.47       $    20.00
                                            ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     (0.02)           (0.04)           (0.02)           (0.02)           (0.02) (b)
Net realized and unrealized gain (loss)           3.72             3.69            (3.14)           (2.82)            0.49
                                            ----------       ----------       ----------       ----------       ----------
Total from investment operations                  3.70             3.65            (3.16)           (2.84)            0.47

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.01)              --               --               --               --
                                            ----------       ----------       ----------       ----------       ----------
Net asset value, end of period              $    21.81       $    18.12       $    14.47       $    17.63       $    20.47
                                            ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (c)                                20.40%           25.22%         (17.92)%         (13.87)%            2.35%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $  197,529       $   59,875       $   12,374       $    8,904       $    2,149
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                    0.74%            0.90%            1.26%            2.01%           10.64% (d)
Ratio of net expenses to average
   net assets                                    0.70%            0.70%            0.70%            0.70%            0.70% (d)
Ratio of net investment income (loss)
   to average net assets                       (0.14)%          (0.40)%          (0.17)%          (0.29)%          (0.47)% (d)
Portfolio turnover rate (e)                       109%             112%             135%              89%               6%



(a)   Inception date.

(b)   Per share amounts have been calculated using the average share method.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)   Annualized.

(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                       See Notes to Financial Statements                Page 151

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST UTILITIES ALPHADEX(R) FUND

                                                                                                              FOR THE PERIOD
                                             FOR THE          FOR THE          FOR THE          FOR THE       MAY 8, 2007 (a)
                                            YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED        THROUGH
                                          JULY 31, 2011    JULY 31, 2010    JULY 31, 2009    JULY 31, 2008    JULY 31, 2007
                                          --------------   --------------   --------------   --------------   --------------


Net asset value, beginning of period        $    15.42       $    13.66       $    16.19       $    18.37       $    20.00
                                            ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.39             0.38             0.44             0.90             0.09 (b)
Net realized and unrealized gain (loss)           2.22             1.76            (2.50)           (2.17)           (1.72)
                                            ----------       ----------       ----------       ----------       ----------
Total from investment operations                  2.61             2.14            (2.06)           (1.27)           (1.63)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.38)           (0.38)           (0.47)           (0.91)              --
                                            ----------       ----------       ----------       ----------       ----------
Net asset value, end of period              $    17.65       $    15.42       $    13.66       $    16.19       $    18.37
                                            ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (c)                                17.03%           15.80%         (12.53)%          (7.39)%          (8.15)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $   87,366       $   30,837       $   13,660       $    5,667       $    2,756
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                    0.79%            0.92%            1.15%            2.50%           10.12% (d)
Ratio of net expenses to average
   net assets                                    0.70%            0.70%            0.70%            0.70%            0.70% (d)
Ratio of net investment income (loss)
   to average net assets                         2.77%            2.97%            4.03%            2.96%            2.18% (d)
Portfolio turnover rate (e)                        66%              60%             128%              68%               1%


FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

                                                                                                              FOR THE PERIOD
                                             FOR THE          FOR THE          FOR THE          FOR THE       MAY 8, 2007 (a)
                                            YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED        THROUGH
                                          JULY 31, 2011    JULY 31, 2010    JULY 31, 2009    JULY 31, 2008    JULY 31, 2007
                                          --------------   --------------   --------------   --------------   --------------


Net asset value, beginning of period        $    23.76       $    19.60       $    24.66       $    28.68       $    30.00
                                            ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.25             0.20             0.29             0.25             0.04 (b)
Net realized and unrealized gain (loss)           4.63             4.15            (5.06)           (4.00)           (1.36)
                                            ----------       ----------       ----------       ----------       ----------
Total from investment operations                  4.88             4.35            (4.77)           (3.75)           (1.32)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.26)           (0.19)           (0.29)           (0.27)              --
                                            ----------       ----------       ----------       ----------       ----------
Net asset value, end of period              $    28.38       $    23.76       $    19.60       $    24.66       $    28.68
                                            ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (c)                                20.54%           22.26%         (19.18)%         (13.14)%          (4.40)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $  273,861       $   58,214       $   13,720       $   14,799       $    2,868
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                    0.70%            0.90%            1.17%            1.42%            7.86% (d)
Ratio of net expenses to average
   net assets                                    0.70%            0.70%            0.70%            0.70%            0.70% (d)
Ratio of net investment income (loss)
   to average net assets                         1.04%            1.13%            1.63%            1.16%            0.62% (d)
Portfolio turnover rate (e)                        81%              91%             114%              90%               1%



(a)   Inception date.

(b)   Per share amounts have been calculated using the average share method.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)   Annualized.

(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 152               See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND

                                                                                                              FOR THE PERIOD
                                             FOR THE          FOR THE          FOR THE          FOR THE       MAY 8, 2007 (a)
                                            YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED        THROUGH
                                          JULY 31, 2011    JULY 31, 2010    JULY 31, 2009    JULY 31, 2008    JULY 31, 2007
                                          --------------   --------------   --------------   --------------   --------------


Net asset value, beginning of period        $    27.10       $    22.00       $    26.30       $    28.58       $    30.00
                                            ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.12             0.16             0.21             0.14             0.01 (b)
Net realized and unrealized gain (loss)           7.09             5.10            (4.30)           (2.28)           (1.43)
                                            ----------       ----------       ----------       ----------       ----------
Total from investment operations                  7.21             5.26            (4.09)           (2.14)           (1.42)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.14)           (0.16)           (0.21)           (0.14)              --
                                            ----------       ----------       ----------       ----------       ----------
Net asset value, end of period              $    34.17       $    27.10       $    22.00       $    26.30       $    28.58
                                            ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (c)                                26.60%           23.94%         (15.42)%          (7.51)%          (4.73)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $  319,491       $   56,919       $    8,799       $   10,521       $    5,715
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                    0.70%            0.90%            1.28%            1.61%            5.98% (d)
Ratio of net expenses to average
   net assets                                    0.70%            0.70%            0.70%            0.70%            0.70% (d)
Ratio of net investment income (loss)
   to average net assets                         0.44%            0.73%            1.07%            0.54%            0.19% (d)
Portfolio turnover rate (e)                        86%             100%             120%              82%               1%



FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

                                                                                                              FOR THE PERIOD
                                             FOR THE          FOR THE          FOR THE          FOR THE       MAY 8, 2007 (a)
                                            YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED        THROUGH
                                          JULY 31, 2011    JULY 31, 2010    JULY 31, 2009    JULY 31, 2008    JULY 31, 2007
                                          --------------   --------------   --------------   --------------   --------------


Net asset value, beginning of period        $    24.98       $    20.77       $    24.79       $    28.30       $    30.00
                                            ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.07             0.07             0.10             0.06             0.02 (b)
Net realized and unrealized gain (loss)           5.97             4.21            (4.02)           (3.50)           (1.72)
                                            ----------       ----------       ----------       ----------       ----------
Total from investment operations                  6.04             4.28            (3.92)           (3.44)           (1.70)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.09)           (0.07)           (0.10)           (0.07)              --
                                            ----------       ----------       ----------       ----------       ----------
Net asset value, end of period              $    30.93       $    24.98       $    20.77       $    24.79       $    28.30
                                            ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (c)                                24.20%           20.63%         (15.77)%         (12.14)%          (5.67)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $  117,530       $   37,475       $    8,307       $    9,916       $    5,660
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                    0.74%            0.97%            1.40%            1.87%            7.25% (d)
Ratio of net expenses to average
   net assets                                    0.70%            0.70%            0.70%            0.70%            0.70% (d)
Ratio of net investment income (loss)
   to average net assets                         0.24%            0.36%            0.49%            0.25%            0.42% (d)
Portfolio turnover rate (e)                        90%              97%             105%              95%               2%



(a)   Inception date.

(b)   Per share amounts have been calculated using the average share method.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)   Annualized.

(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                       See Notes to Financial Statements                Page 153

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND

                                                                                                              FOR THE PERIOD
                                             FOR THE          FOR THE          FOR THE          FOR THE       MAY 8, 2007 (a)
                                            YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED        THROUGH
                                          JULY 31, 2011    JULY 31, 2010    JULY 31, 2009    JULY 31, 2008    JULY 31, 2007
                                          --------------   --------------   --------------   --------------   --------------


Net asset value, beginning of period        $    23.24       $    19.10       $    23.16       $    28.35       $    30.00
                                            ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.32             0.34             0.47             0.43             0.06 (b)
Net realized and unrealized gain (loss)           3.93             4.14            (4.06)           (5.18)           (1.71)
                                            ----------       ----------       ----------       ----------       ----------
Total from investment operations                  4.25             4.48            (3.59)           (4.75)           (1.65)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.31)           (0.34)           (0.47)           (0.44)              --
                                            ----------       ----------       ----------       ----------       ----------
Net asset value, end of period              $    27.18       $    23.24       $    19.10       $    23.16       $    28.35
                                            ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (c)                                18.30%           23.53%         (15.23)%         (16.85)%          (5.50)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $  178,052       $   49,958       $   18,141       $   23,163       $    5,669
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                    0.71%            0.88%            1.07%            1.35%            6.95% (d)
Ratio of net expenses to average
   net assets                                    0.70%            0.70%            0.70%            0.70%            0.70% (d)
Ratio of net investment income (loss)
   to average net assets                         1.47%            1.73%            2.47%            1.80%            0.97% (d)
Portfolio turnover rate (e)                        76%             100%             146%             104%               1%


FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND

                                                                                                              FOR THE PERIOD
                                             FOR THE          FOR THE          FOR THE          FOR THE       MAY 8, 2007 (a)
                                            YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED        THROUGH
                                          JULY 31, 2011    JULY 31, 2010    JULY 31, 2009    JULY 31, 2008    JULY 31, 2007
                                          --------------   --------------   --------------   --------------   --------------


Net asset value, beginning of period        $    23.91       $    19.94       $    26.57       $    29.22       $    30.00
                                            ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.17             0.06             0.14             0.15            (0.00) (b) (f)
Net realized and unrealized gain (loss)           5.43             3.96            (6.63)           (2.65)           (0.78)
                                            ----------       ----------       ----------       ----------       ----------
Total from investment operations                  5.60             4.02            (6.49)           (2.50)           (0.78)
                                            ----------       ----------       ----------       ----------       ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.18)           (0.05)           (0.14)           (0.15)              --
Return of capital                                   --               --            (0.00) (f)          --               --
                                            ----------       ----------       ----------       ----------       ----------
Total distributions                              (0.18)           (0.05)           (0.14)           (0.15)              --
                                            ----------       ----------       ----------       ----------       ----------
Net asset value, end of period              $    29.33       $    23.91       $    19.94       $    26.57       $    29.22
                                            ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (c)                                23.43%           20.20%         (24.38)%          (8.62)%          (2.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $  139,322       $   39,445       $   13,960       $   37,204       $    5,845
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                    0.72%            0.91%            1.01%            1.17%            5.98% (d)
Ratio of net expenses to average
   net assets                                    0.70%            0.70%            0.70%            0.70%            0.70% (d)
Ratio of net investment income (loss)
   to average net assets                         0.59%            0.31%            0.54%            0.43%          (0.07)% (d)
Portfolio turnover rate (e)                       146%             168%             152%             134%               1%


(a)   Inception date.

(b)   Per share amounts have been calculated using the average share method.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)   Annualized.

(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(f)   Amount represents less than $0.01 per share.


Page 154               See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

                                                                                                              FOR THE PERIOD
                                             FOR THE          FOR THE          FOR THE          FOR THE       MAY 8, 2007 (a)
                                            YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED        THROUGH
                                          JULY 31, 2011    JULY 31, 2010    JULY 31, 2009    JULY 31, 2008    JULY 31, 2007
                                          --------------   --------------   --------------   --------------   --------------


Net asset value, beginning of period        $    24.61       $    20.20       $    23.23       $    27.95       $    30.00
                                            ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.32             0.37             0.29             0.35             0.06 (b)
Net realized and unrealized gain (loss)           4.64             4.39            (3.02)           (4.68)           (2.11)
                                            ----------       ----------       ----------       ----------       ----------
Total from investment operations                  4.96             4.76            (2.73)           (4.33)           (2.05)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.33)           (0.35)           (0.30)           (0.39)              --
                                            ----------       ----------       ----------       ----------       ----------
Net asset value, end of period              $    29.24       $    24.61       $    20.20       $    23.23       $    27.95
                                            ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (c)                                20.13%           23.65%         (11.51)%         (15.53)%          (6.83)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $   39,470       $   20,917       $   10,101       $    4,647       $    2,795
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                    0.87%            0.94%            2.17%            1.70%            7.91% (d)
Ratio of net expenses to average
   net assets                                    0.70%            0.70%            0.70%            0.70%            0.70% (d)
Ratio of net investment income (loss)
   to average net assets                         1.16%            1.45%            1.99%            1.45%            0.93% (d)
Portfolio turnover rate (e)                        74%              93%             134%              59%               2%



FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

                                                                                                              FOR THE PERIOD
                                             FOR THE          FOR THE          FOR THE          FOR THE       MAY 8, 2007 (a)
                                            YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED        THROUGH
                                          JULY 31, 2011    JULY 31, 2010    JULY 31, 2009    JULY 31, 2008    JULY 31, 2007
                                          --------------   --------------   --------------   --------------   --------------


Net asset value, beginning of period        $    25.07       $    20.78       $    27.63       $    29.39       $    30.00
                                            ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.08             0.02             0.06             0.05            (0.01) (b)
Net realized and unrealized gain (loss)           6.62             4.27            (6.84)           (1.76)           (0.60)
                                            ----------       ----------       ----------       ----------       ----------
Total from investment operations                  6.70             4.29            (6.78)           (1.71)           (0.61)
                                            ----------       ----------       ----------       ----------       ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.11)              --            (0.06)           (0.04)              --
Return of capital                                   --               --            (0.01)           (0.01)              --
                                            ----------       ----------       ----------       ----------       ----------
Total distributions                              (0.11)              --            (0.07)           (0.05)              --
                                            ----------       ----------       ----------       ----------       ----------
Net asset value, end of period              $    31.66       $    25.07       $    20.78       $    27.63       $    29.39
                                            ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (c)                                26.74%           20.64%         (24.53)%          (5.85)%          (2.03)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $   37,990       $    7,520       $    5,196       $    8,288       $    8,818
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                    0.95%            1.40%            1.56%            1.55%            6.01% (d)
Ratio of net expenses to average
   net assets                                    0.70%            0.70%            0.70%            0.70%            0.70% (d)
Ratio of net investment income (loss)
   to average net assets                         0.20%            0.08%            0.29%            0.12%          (0.21)% (d)
Portfolio turnover rate (e)                       149%             155%             153%             110%               1%


(a)   Inception date.

(b)   Per share amounts have been calculated using the average share method.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)   Annualized.

(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                       See Notes to Financial Statements                Page 155

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND

                                          FOR THE PERIOD
                                        APRIL 19, 2011 (a)
                                             THROUGH
                                          JULY 31, 2011
                                          --------------

Net asset value, beginning of period        $    20.06
                                            ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.04
Net realized and unrealized gain (loss)          (0.79)
                                            ----------
Total from investment operations                 (0.75)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.04)
                                            ----------
Net asset value, end of period              $    19.27
                                            ==========
TOTAL RETURN (b)                               (3.75)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $    1,927
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                    0.70% (c)
Ratio of net expenses to average
   net assets                                    0.70% (c)
Ratio of net investment income (loss)
   to average net assets                         0.74% (c)
Portfolio turnover rate (d)                        14%



FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND

                                          FOR THE PERIOD
                                        APRIL 19, 2011 (a)
                                             THROUGH
                                          JULY 31, 2011
                                          --------------

Net asset value, beginning of period        $    20.17
                                            ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     (0.00) (e)
Net realized and unrealized gain (loss)          (0.24)
                                            ----------
Total from investment operations                 (0.24)
                                            ----------
Net asset value, end of period              $    19.93
                                            ==========
TOTAL RETURN (b)                               (1.19)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $    6,976
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                    0.70% (c)
Ratio of net expenses to average
   net assets                                    0.70% (c)
Ratio of net investment income (loss)
   to average net assets                       (0.18)% (c)
Portfolio turnover rate (d)                        48%


(a)   Inception date.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(e)   Amount represents less than $0.01 per share.


Page 156               See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND

                                          FOR THE PERIOD
                                        APRIL 19, 2011 (a)
                                             THROUGH
                                          JULY 31, 2011
                                          --------------

Net asset value, beginning of period        $    19.97
                                            ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.03
Net realized and unrealized gain (loss)          (0.17)
                                            ----------
Total from investment operations                 (0.14)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.03)
                                            ----------
Net asset value, end of period              $    19.80
                                            ==========
TOTAL RETURN (b)                               (0.70)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $    1,980
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                    0.70% (c)
Ratio of net expenses to average
   net assets                                    0.70% (c)
Ratio of net investment income (loss)
   to average net assets                         0.57% (c)
Portfolio turnover rate (d)                        15%



FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND

                                          FOR THE PERIOD
                                        APRIL 19, 2011 (a)
                                             THROUGH
                                          JULY 31, 2011
                                          --------------

Net asset value, beginning of period        $    20.08
                                            ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     (0.01)
Net realized and unrealized gain (loss)          (0.15)
                                            ----------
Total from investment operations                 (0.16)
                                            ----------
Net asset value, end of period              $    19.92
                                            ==========
TOTAL RETURN (b)                               (0.80)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $    5,977
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                    0.70% (c)
Ratio of net expenses to average
   net assets                                    0.70% (c)
Ratio of net investment income (loss)
   to average net assets                       (0.36)% (c)
Portfolio turnover rate (d)                        36%


(a)   Inception date.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                       See Notes to Financial Statements                Page 157

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST MEGA CAP ALPHADEX(R) FUND

                                          FOR THE PERIOD
                                         MAY 11, 2011 (a)
                                             THROUGH
                                          JULY 31, 2011
                                          --------------

Net asset value, beginning of period        $    19.67
                                            ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.03
Net realized and unrealized gain (loss)          (0.79)
                                            ----------
Total from investment operations                 (0.76)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.02)
                                            ----------
Net asset value, end of period              $    18.89
                                            ==========
TOTAL RETURN (b)                               (3.88)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $    3,777
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                    0.70% (c)
Ratio of net expenses to average
   net assets                                    0.70% (c)
Ratio of net investment income (loss)
   to average net assets                         0.77% (c)
Portfolio turnover rate (d)                        52%


(a)   Inception date.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 158               See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                 JULY 31, 2011


                                1. ORGANIZATION

First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on December 6, 2006, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twenty-one funds:
     First Trust Consumer Discretionary AlphaDEX(R) Fund - (NYSE Arca, Inc.
        ticker "FXD")
     First Trust Consumer Staples AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker
        "FXG")
     First Trust Energy AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FXN")
     First Trust Financials AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FXO") First Trust Health Care AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FXH") First Trust Industrials/Producer Durables AlphaDEX(R) Fund - (NYSE Arca,
        Inc. ticker "FXR")
     First Trust Materials AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FXZ") First Trust Technology AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FXL") First Trust Utilities AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FXU") First Trust Large Cap Core AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker
        "FEX")
     First Trust Mid Cap Core AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FNX") First Trust Small Cap Core AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker
        "FYX")
     First Trust Large Cap Value AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker
        "FTA") (1)
     First Trust Large Cap Growth AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker
        "FTC") (2)
     First Trust Multi Cap Value AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker
        "FAB")
     First Trust Multi Cap Growth AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker
        "FAD")
     First Trust Mid Cap Value AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FNK") First Trust Mid Cap Growth AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker
        "FNY")
     First Trust Small Cap Value AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker
        "FYT")
     First Trust Small Cap Growth AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker
        "FYC")
     First Trust Mega Cap AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FMK")

     (1) Formerly, First Trust Large Cap Value Opportunities AlphaDEX(R) Fund
     (2) Formerly, First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund


Each fund represents a separate series of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Each Fund's shares currently are listed and traded on the NYSE Arca, Inc. ("NYSE Arca"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit". Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                           INDEX

First Trust Consumer Discretionary AlphaDEX(R) Fund            StrataQuant(R) Consumer Discretionary Index (3)
First Trust Consumer Staples AlphaDEX(R) Fund                  StrataQuant(R) Consumer Staples Index (3)
First Trust Energy AlphaDEX(R) Fund                            StrataQuant(R) Energy Index (3)
First Trust Financials AlphaDEX(R) Fund                        StrataQuant(R) Financials Index (3)
First Trust Health Care AlphaDEX(R) Fund                       StrataQuant(R) Health Care Index (3)
First Trust Industrials/Producer Durables AlphaDEX(R) Fund     StrataQuant(R) Industrials Index (3)
First Trust Materials AlphaDEX(R) Fund                         StrataQuant(R) Materials Index (3)
First Trust Technology AlphaDEX(R) Fund                        StrataQuant(R) Technology Index (3)
First Trust Utilities AlphaDEX(R) Fund                         StrataQuant(R) Utilities Index (3)
First Trust Large Cap Core AlphaDEX(R) Fund                    Defined Large Cap Core Index (4)
First Trust Mid Cap Core AlphaDEX(R) Fund                      Defined Mid Cap Core Index (4)
First Trust Small Cap Core AlphaDEX(R) Fund                    Defined Small Cap Core Index (4)
First Trust Large Cap Value AlphaDEX(R) Fund                   Defined Large Cap Value Index (4) (5)
First Trust Large Cap Growth AlphaDEX(R) Fund                  Defined Large Cap Growth Index (4) (6)
First Trust Multi Cap Value AlphaDEX(R) Fund                   Defined Multi Cap Value Index (4)
First Trust Multi Cap Growth AlphaDEX(R) Fund                  Defined Multi Cap Growth Index (4)
First Trust Mid Cap Value AlphaDEX(R) Fund                     Defined Mid Cap Value Index (4)
First Trust Mid Cap Growth AlphaDEX(R) Fund                    Defined Mid Cap Growth Index (4)
First Trust Small Cap Value AlphaDEX(R) Fund                   Defined Small Cap Value Index (4)
First Trust Small Cap Growth AlphaDEX(R) Fund                  Defined Small Cap Growth Index (4)
First Trust Mega Cap AlphaDEX(R) Fund                          Defined Mega Cap Index (4)

(3) This index is developed, maintained and sponsored by NYSE Euronext or its affiliates ("NYSE Euronext"), and licensed to First Trust Portfolios L.P. ("FTP") by Archipelago Holdings, Inc. ("Archipelago"), an affiliate of NYSE Euronext. Prior to the acquisition of the American Stock Exchange LLC (the "AMEX") by NYSE Euronext, the Index was developed, maintained and sponsored by AMEX.

(4) This index is developed, maintained and sponsored by Standard & Poor's Financial Services LLC (as successor to Standard & Poor's, a Division of The McGraw-Hill Companies, Inc., "S&P"), and licensed to First Trust Portfolios L.P.

(5)   Formerly, Defined Large Cap Value Opportunities Index.

(6)   Formerly, Defined Large Cap Growth Opportunities Index.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Continued)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                 JULY 31, 2011


                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally

4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees and in accordance with the 1940 Act. Each Fund's securities will be valued as follows:

       Portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. ("NASDAQ") or the London Stock Exchange Alternative Investment Market ("AIM") are valued at the last sale price on the business day as of which such value is being determined. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

       Securities listed on the NASDAQ or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there is no official closing price on the valuation day, the securities are valued at the mean of the most recent bid and ask prices on such day.

       Portfolio securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ or the AIM, are valued at the closing bid prices.

       Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by a Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. In addition, the use of fair value prices and certain current market quotations or official closing prices could result in a difference between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index, which, in turn, could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

          o Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

          o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

              o  Quoted prices for similar securities in active markets.

              o Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

              o Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Continued)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                 JULY 31, 2011

              o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

          o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value each Fund's investments as of July 31, 2011, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") are comprised of return of capital, capital gains and income. The actual character of the amounts received during the year are not known until after the fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. A Fund's characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid semi-annually or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the period ended July 31, 2011 was as follows:

                                                                Distributions      Distributions      Distributions
                                                                  paid from          paid from          paid from
                                                               Ordinary Income     Capital Gains    Return of Capital
                                                               ---------------    ---------------    ---------------

First Trust Consumer Discretionary AlphaDEX(R) Fund             $   1,938,170        $      --          $      --
First Trust Consumer Staples AlphaDEX(R) Fund                         519,675               --                 --
First Trust Energy AlphaDEX(R) Fund                                   480,290               --                 --
First Trust Financials AlphaDEX(R) Fund                             4,076,241               --                 --
First Trust Health Care AlphaDEX(R) Fund                              419,500               --                 --
First Trust Industrials/Producer Durables AlphaDEX(R) Fund            252,090               --                 --
First Trust Materials AlphaDEX(R) Fund                              6,954,230               --                 --
First Trust Technology AlphaDEX(R) Fund                                30,330               --                 --
First Trust Utilities AlphaDEX(R) Fund                              1,292,371               --                 --
First Trust Large Cap Core AlphaDEX(R) Fund                         1,696,550               --                 --
First Trust Mid Cap Core AlphaDEX(R) Fund                             829,065               --                 --
First Trust Small Cap Core AlphaDEX(R) Fund                           276,075               --                 --
First Trust Large Cap Value AlphaDEX(R) Fund                        1,524,286               --                 --
First Trust Large Cap Growth AlphaDEX(R) Fund                         626,975               --                 --
First Trust Multi Cap Value AlphaDEX(R) Fund                          335,071               --                 --
First Trust Multi Cap Growth AlphaDEX(R) Fund                          59,430               --                 --
First Trust Mid Cap Value AlphaDEX(R) Fund                              4,020               --                 --
First Trust Mid Cap Growth AlphaDEX(R) Fund                                --               --                 --
First Trust Small Cap Value AlphaDEX(R) Fund                            3,020               --                 --
First Trust Small Cap Growth AlphaDEX(R) Fund                              --               --                 --
First Trust Mega Cap AlphaDEX(R) Fund                                   1,750               --                 --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Continued)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                 JULY 31, 2011

The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2010 was as follows:

                                                                Distributions      Distributions      Distributions
                                                                  paid from          paid from          paid from
                                                               Ordinary Income     Capital Gains    Return of Capital
                                                               ---------------    ---------------    ---------------

First Trust Consumer Discretionary AlphaDEX(R) Fund             $     324,928        $      --          $  12,472
First Trust Consumer Staples AlphaDEX(R) Fund                         199,620               --                 --
First Trust Energy AlphaDEX(R) Fund                                   128,295               --                 --
First Trust Financials AlphaDEX(R) Fund                               694,470               --                 --
First Trust Health Care AlphaDEX(R) Fund                                   --               --                 --
First Trust Industrials/Producer Durables AlphaDEX(R) Fund            154,530               --                 --
First Trust Materials AlphaDEX(R) Fund                                880,891               --                 --
First Trust Technology AlphaDEX(R) Fund                                    --               --                 --
First Trust Utilities AlphaDEX(R) Fund                                696,815               --                 --
First Trust Large Cap Core AlphaDEX(R) Fund                           387,051               --                 --
First Trust Mid Cap Core AlphaDEX(R) Fund                             237,580               --                 --
First Trust Small Cap Core AlphaDEX(R) Fund                            79,005               --                 --
First Trust Large Cap Value AlphaDEX(R) Fund                          586,236               --                 --
First Trust Large Cap Growth AlphaDEX(R) Fund                          74,300               --                 --
First Trust Multi Cap Value AlphaDEX(R) Fund                          229,401               --                 --
First Trust Multi Cap Growth AlphaDEX(R) Fund                              --               --                 --

As of July 31, 2011, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                    Accumulated
                                                                Undistributed       Capital and      Net Unrealized
                                                                  Ordinary             Other          Appreciation
                                                                   Income           Gain (Loss)      (Depreciation)
                                                               ---------------    ---------------    ---------------

First Trust Consumer Discretionary AlphaDEX(R) Fund             $          --      $ (17,098,762)     $  23,011,703
First Trust Consumer Staples AlphaDEX(R) Fund                          65,618         (1,734,527)        (2,627,373)
First Trust Energy AlphaDEX(R) Fund                                     1,276         (9,404,454)         4,113,317
First Trust Financials AlphaDEX(R) Fund                                    --         (7,856,140)        (7,691,500)
First Trust Health Care AlphaDEX(R) Fund                                   --         (5,213,846)       (13,101,121)
First Trust Industrials/Producer Durables AlphaDEX(R) Fund             11,165         (4,304,835)          (332,887)
First Trust Materials AlphaDEX(R) Fund                                     --        (11,866,057)        20,605,373
First Trust Technology AlphaDEX(R) Fund                                    --        (10,975,543)       (13,905,549)
First Trust Utilities AlphaDEX(R) Fund                                160,849         (3,150,256)          (710,692)
First Trust Large Cap Core AlphaDEX(R) Fund                           101,577         (8,960,982)        (2,078,170)
First Trust Mid Cap Core AlphaDEX(R) Fund                                  --         (7,622,873)        (5,541,258)
First Trust Small Cap Core AlphaDEX(R) Fund                                --         (6,631,274)        (1,211,585)
First Trust Large Cap Value AlphaDEX(R) Fund                          178,765         (8,389,852)        (8,075,931)
First Trust Large Cap Growth AlphaDEX(R) Fund                              --        (18,655,916)         5,840,580
First Trust Multi Cap Value AlphaDEX(R) Fund                           19,526         (3,195,308)        (1,624,434)
First Trust Multi Cap Growth AlphaDEX(R) Fund                              --         (5,149,560)           844,833
First Trust Mid Cap Value AlphaDEX(R) Fund                                242             (2,822)          (172,274)
First Trust Mid Cap Growth AlphaDEX(R) Fund                                --            (26,265)          (392,843)
First Trust Small Cap Value AlphaDEX(R) Fund                              295             (4,764)          (144,118)
First Trust Small Cap Growth AlphaDEX(R) Fund                              --            (47,572)          (198,520)
First Trust Mega Cap AlphaDEX(R) Fund                                   2,568            (24,161)          (189,140)

D. INCOME TAXES
Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2008, 2009, 2010 and 2011 remain open to federal and state audit. As of July 31, 2011, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Continued)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                 JULY 31, 2011

At July 31, 2011, for federal income tax purposes, each Fund has capital loss carryforwards available that are shown in the table below, to the extent provided by regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.


                                             Capital Loss  Capital Loss   Capital Loss   Capital Loss   Capital Loss       Total
                                              Available      Available      Available      Available      Available       Capital
                                               through        through        through        through        through         Loss
                                            July 31, 2015  July 31, 2016  July 31, 2017  July 31, 2018  July 31, 2019    Available
                                            -------------  -------------  -------------  -------------  -------------  -------------
First Trust Consumer Discretionary
     AlphaDEX(R) Fund                         $   2,058      $  64,889     $   783,283    $ 1,138,594    $ 9,617,858    $11,606,682
First Trust Consumer Staples AlphaDEX(R)
     Fund                                            --         63,580         422,511      1,058,131             --      1,544,222
First Trust Energy AlphaDEX(R) Fund                  --         73,845       2,326,320      2,084,336      3,349,453      7,833,954
First Trust Financials AlphaDEX(R) Fund           2,757         13,300         671,958      1,630,337      3,464,108      5,782,460
First Trust Health Care AlphaDEX(R) Fund         18,355         28,397         774,570      2,582,977      1,764,162      5,168,461
First Trust Industrials/Producer Durables
     AlphaDEX(R) Fund                            23,631        183,210         798,398      1,325,584      1,133,736      3,464,559
First Trust Materials AlphaDEX(R) Fund            4,424         13,424       1,265,429        886,622      7,397,299      9,567,198
First Trust Technology AlphaDEX(R) Fund          12,398         22,456       1,608,491      2,508,150      2,516,610      6,668,105
First Trust Utilities AlphaDEX(R) Fund               --             --         557,777      1,956,482             --      2,514,259
First Trust Large Cap Core AlphaDEX(R) Fund      15,102          8,528       2,600,275      2,800,653      1,020,863      6,445,421
First Trust Mid Cap Core AlphaDEX(R) Fund         7,911         84,882       1,985,474      2,119,642      1,502,304      5,700,213
First Trust Small Cap Core AlphaDEX(R) Fund      14,770        111,735       1,882,188      1,600,982      1,258,833      4,868,508
First Trust Large Cap Value AlphaDEX(R) Fund      1,854         80,299       2,272,260      5,098,300        298,768      7,751,481
First Trust Large Cap Growth AlphaDEX(R) Fund        --        162,514      10,217,162      3,224,180      1,803,950     15,407,806
First Trust Multi Cap Value AlphaDEX(R) Fund      8,569         56,799       1,331,945      1,180,819        322,362      2,900,494
First Trust Multi Cap Growth AlphaDEX(R) Fund    26,562        241,100       2,554,292      1,438,794        345,171      4,605,919

Due to recent changes enacted under the Regulated Investment Company Modernization Act of 2010 ("RIC Mod Act of 2010"), capital losses arising in taxable years beginning after December 22, 2010 no longer expire due to the passage of time and are available to offset future capital gains indefinitely. The Funds shown in the table below have an inception date subsequent to the enactment of the RIC Mod Act of 2010, thus the conditions of the RIC Mod Act of 2010 are applicable to these Funds beginning in the current period. At July 31, 2011, for federal income tax purposes, each Fund has capital loss carryforwards available that are shown in the table below, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.


                                                Non-Expiring     Total Capital
                                                Capital Loss     Loss Available
                                                ------------     --------------
First Trust Mid Cap Value AlphaDEX(R) Fund        $  2,822          $  2,822
First Trust Mid Cap Growth AlphaDEX(R) Fund         26,265            26,265
First Trust Small Cap Value AlphaDEX(R) Fund         4,764             4,764
First Trust Small Cap Growth AlphaDEX(R) Fund       47,572            47,572
First Trust Mega Cap AlphaDEX(R) Fund               24,161            24,161


During the taxable year ended July 31, 2011, the Funds utilized capital loss carryforwards in the following amounts:

                                                   Capital Loss
                                               Carryforward Utilized
                                               ---------------------
First Trust Consumer Staples AlphaDEX(R) Fund        $  23,022
First Trust Utilities AlphaDEX(R) Fund                  18,443


Capital losses incurred after October 31 ("Post-October Losses") within the taxable year can be deemed to arise on the first business day of each Fund's next taxable year.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Continued)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                 JULY 31, 2011


During the taxable year ended July 31, 2011, the following Funds incurred and elected to defer net capital losses as follows:

                                                             Post-October Losses
                                                             -------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund            $     5,492,080
First Trust Consumer Staples AlphaDEX(R) Fund                          190,305
First Trust Energy AlphaDEX(R) Fund                                  1,570,500
First Trust Financials AlphaDEX(R) Fund                              2,073,680
First Trust Health Care AlphaDEX(R) Fund                                45,385
First Trust Industrials/Producer Durables AlphaDEX(R) Fund             840,276
First Trust Materials AlphaDEX(R) Fund                               2,298,859
First Trust Technology AlphaDEX(R) Fund                              4,307,438
First Trust Utilities AlphaDEX(R) Fund                                 635,997
First Trust Large Cap Core AlphaDEX(R) Fund                          2,515,561
First Trust Mid Cap Core AlphaDEX(R) Fund                            1,922,660
First Trust Small Cap Core AlphaDEX(R) Fund                          1,762,766
First Trust Large Cap Value AlphaDEX(R) Fund                           638,371
First Trust Large Cap Growth AlphaDEX(R) Fund                        3,248,110
First Trust Multi Cap Value AlphaDEX(R) Fund                           294,814
First Trust Multi Cap Growth AlphaDEX(R) Fund                          543,641
First Trust Mid Cap Value AlphaDEX(R) Fund                                  --
First Trust Mid Cap Growth AlphaDEX(R) Fund                                 --
First Trust Small Cap Value AlphaDEX(R) Fund                                --
First Trust Small Cap Growth AlphaDEX(R) Fund                               --
First Trust Mega Cap AlphaDEX(R) Fund                                       --

In order to present paid-in capital and accumulated net realized gain (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year or period ended July 31, 2011, the adjustments for each Fund were as follows:

                                                                                   Accumulated
                                                                 Accumulated       Net Realized
                                                                Net Investment     Gain (Loss)        Paid-in
                                                                Income (Loss)     on Investments      Capital
                                                                --------------    --------------    ------------
First Trust Consumer Discretionary AlphaDEX(R) Fund              $   101,884      $  (76,543,941)   $ 76,442,057
First Trust Consumer Staples AlphaDEX(R) Fund                             --         (10,840,778)     10,840,778
First Trust Energy AlphaDEX(R) Fund                                       --         (22,705,020)     22,705,020
First Trust Financials AlphaDEX(R) Fund                               18,016         (43,364,680)     43,346,664
First Trust Health Care AlphaDEX(R) Fund                             407,343         (17,118,663)     16,711,320
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                --          (6,837,051)      6,837,051
First Trust Materials AlphaDEX(R) Fund                             3,516,119         (43,826,852)     40,310,733
First Trust Technology AlphaDEX(R) Fund                              224,058         (21,650,754)     21,426,696
First Trust Utilities AlphaDEX(R) Fund                                    --          (6,283,939)      6,283,939
First Trust Large Cap Core AlphaDEX(R) Fund                           (3,804)        (18,323,516)     18,327,320
First Trust Mid Cap Core AlphaDEX(R) Fund                             38,219         (24,820,041)     24,781,822
First Trust Small Cap Core AlphaDEX(R) Fund                           53,782         (15,823,261)     15,769,479
First Trust Large Cap Value AlphaDEX(R) Fund                          (5,238)        (15,703,457)     15,708,695
First Trust Large Cap Growth AlphaDEX(R) Fund                         63,966         (10,367,986)     10,304,020
First Trust Multi Cap Value AlphaDEX(R) Fund                          (1,421)         (4,897,865)      4,899,286
First Trust Multi Cap Growth AlphaDEX(R) Fund                         15,163          (2,720,779)      2,705,616
First Trust Mid Cap Value AlphaDEX(R) Fund                                --             (88,435)         88,435
First Trust Mid Cap Growth AlphaDEX(R) Fund                            1,585             (87,393)         85,808
First Trust Small Cap Value AlphaDEX(R) Fund                              --            (123,880)        123,880
First Trust Small Cap Growth AlphaDEX(R) Fund                          3,943             (98,401)         94,458
First Trust Mega Cap AlphaDEX(R) Fund                                     --             (29,425)         29,425



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NOTES TO FINANCIAL STATEMENTS (Continued)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                 JULY 31, 2011

E. EXPENSES

Expenses that are directly related to one of the Funds are charged directly to the respective Fund, except for the First Trust Mid Cap Value AlphaDEX(R) Fund, the First Trust Mid Cap Growth AlphaDEX(R) Fund, the First Trust Small Cap Value AlphaDEX(R) Fund, the First Trust Small Cap Growth AlphaDEX(R) Fund, and the First Trust Mega Cap AlphaDEX(R) Fund, for which expenses are paid by First Trust Advisors L.P. ("First Trust" or the "Advisor"). General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund. FTP has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

FUNDS                                                          LICENSOR
First Trust Consumer Discretionary AlphaDEX(R) Fund            Archipelago
First Trust Consumer Staples AlphaDEX(R) Fund                  Archipelago
First Trust Energy AlphaDEX(R) Fund                            Archipelago
First Trust Financials AlphaDEX(R) Fund                        Archipelago
First Trust Health Care AlphaDEX(R) Fund                       Archipelago
First Trust Industrials/Producer Durables AlphaDEX(R) Fund     Archipelago
First Trust Materials AlphaDEX(R) Fund                         Archipelago
First Trust Technology AlphaDEX(R) Fund                        Archipelago
First Trust Utilities AlphaDEX(R) Fund                         Archipelago
First Trust Large Cap Core AlphaDEX(R) Fund                    Standard & Poor's
First Trust Mid Cap Core AlphaDEX(R) Fund                      Standard & Poor's
First Trust Small Cap Core AlphaDEX(R) Fund                    Standard & Poor's
First Trust Large Cap Value AlphaDEX(R) Fund                   Standard & Poor's
First Trust Large Cap Growth AlphaDEX(R) Fund                  Standard & Poor's
First Trust Multi Cap Value AlphaDEX(R) Fund                   Standard & Poor's
First Trust Multi Cap Growth AlphaDEX(R) Fund                  Standard & Poor's
First Trust Mid Cap Value AlphaDEX(R) Fund                     Standard & Poor's
First Trust Mid Cap Growth AlphaDEX(R) Fund                    Standard & Poor's
First Trust Small Cap Value AlphaDEX(R) Fund                   Standard & Poor's
First Trust Small Cap Growth AlphaDEX(R) Fund                  Standard & Poor's
First Trust Mega Cap AlphaDEX(R) Fund                          Standard & Poor's

The respective license agreements allow for the use by FTP of certain trademarks and trade names of the respective Licensors and in the case of the First Trust Consumer Discretionary AlphaDEX(R) Fund, the First Trust Consumer Staples AlphaDEX(R) Fund, the First Trust Energy AlphaDEX(R) Fund, the First Trust Financials AlphaDEX(R) Fund, the First Trust Health Care AlphaDEX(R) Fund, the First Trust Industrials/Producer Durables AlphaDEX(R) Fund, the First Trust Materials AlphaDEX(R) Fund, the First Trust Technology AlphaDEX(R) Fund, and the First Trust Utilities AlphaDEX(R) Fund (collectively, the "Sector Funds"), certain trademarks and trade names of NYSE Euronext. The Funds and First Trust are sub-licensees to the applicable license agreement. The Funds, except for the First Trust Mid Cap Value AlphaDEX(R) Fund, the First Trust Mid Cap Growth AlphaDEX(R) Fund, the First Trust Small Cap Value AlphaDEX(R) Fund, the First Trust Small Cap Growth AlphaDEX(R) Fund, and the First Trust Mega Cap AlphaDEX(R) Fund, are required to pay licensing fees, which are shown on the Statements of Operations. The licensing fees for the First Trust Mid Cap Value AlphaDEX(R) Fund, the First Trust Mid Cap Growth AlphaDEX(R) Fund, the First Trust Small Cap Value AlphaDEX(R) Fund, the First Trust Small Cap Growth AlphaDEX(R) Fund, and the First Trust Mega Cap AlphaDEX(R) Fund are paid by First Trust.

F. ACCOUNTING PRONOUNCEMENT

In May 2011, the Financial Accounting Standards Board ("FASB") issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers,
(ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity, and (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and is therefore not effective for the current fiscal year. Management is currently evaluating the impact of the updated standards on the Funds' financial statements, if any.

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NOTES TO FINANCIAL STATEMENTS (Continued)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                 JULY 31, 2011


 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Funds pursuant to an Investment Management Agreement. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Fund's business affairs and providing certain other services necessary for the management of the Funds.

For the First Trust Mid Cap Value AlphaDEX(R) Fund, the First Trust Mid Cap Growth AlphaDEX(R) Fund, the First Trust Small Cap Value AlphaDEX(R) Fund, the First Trust Small Cap Growth AlphaDEX(R) Fund, and the First Trust Mega Cap AlphaDEX(R) Fund (such Funds, the "Unitary Fee Funds"), First Trust is paid an annual unitary management fee of 0.70% of such Fund's average daily net assets and is responsible for the expenses of such Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, and excluding distribution fees, if any, brokerage expenses, taxes, interest, and other extraordinary expenses.

For the First Trust Consumer Discretionary AlphaDEX(R) Fund, the First Trust Consumer Staples AlphaDEX(R), the First Trust Energy AlphaDEX(R) Fund, the First Trust Financials AlphaDEX(R) Fund, the First Trust Health Care AlphaDEX(R) Fund, the First Trust Industrials/Producer Durables AlphaDEX(R) Fund, the First Trust Materials AlphaDEX(R) Fund, the First Trust Technology AlphaDEX(R) Fund, the First Trust Utilities AlphaDEX(R) Fund, the First Trust Large Cap Core AlphaDEX(R) Fund, the First Trust Mid Cap Core AlphaDEX(R) Fund, the First Trust Small Cap Core AlphaDEX(R) Fund, the First Trust Large Cap Value AlphaDEX(R) Fund, the First Trust Large Cap Growth AlphaDEX(R) Fund, the First Trust Multi Cap Value AlphaDEX(R) Fund, and the First Trust Multi Cap Growth AlphaDEX(R) Fund, First Trust is paid an annual management fee of 0.50% of such Fund's average daily net assets. For such Funds, the Trust and First Trust have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which the Advisor has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each such Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.70% of average daily net assets per year (the "Expense Cap").

Each Fund's Expense Cap will be in effect until the Expense Cap Termination Data listed in the following table:

                                                                EXPENSE CAP TERMINATION DATE
                                                                ----------------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                      12/6/2012
First Trust Consumer Staples AlphaDEX(R) Fund                            12/6/2012
First Trust Energy AlphaDEX(R) Fund                                      12/6/2012
First Trust Financials AlphaDEX(R) Fund                                  12/6/2012
First Trust Health Care AlphaDEX(R) Fund                                 12/6/2012
First Trust Industrials/Producer Durables AlphaDEX(R) Fund               12/6/2012
First Trust Materials AlphaDEX(R) Fund                                   12/6/2012
First Trust Technology AlphaDEX(R) Fund                                  12/6/2012
First Trust Utilities AlphaDEX(R) Fund                                   12/6/2012
First Trust Large Cap Core AlphaDEX(R) Fund                              12/6/2012
First Trust Mid Cap Core AlphaDEX(R) Fund                                12/6/2012
First Trust Small Cap Core AlphaDEX(R) Fund                              12/6/2012
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund               12/6/2012
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund              12/6/2012
First Trust Multi Cap Value AlphaDEX(R) Fund                             12/20/2012
First Trust Multi Cap Growth AlphaDEX(R) Fund                            12/20/2012

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses or fees were reimbursed or waived by First Trust. These amounts would be included in "Expenses previously waived or reimbursed" on the Statement of Operations.

The advisory fee waivers and expense reimbursements for the year ended July 31, 2011 and the expenses borne by the Advisor subject to recovery from each Fund for the periods indicated were as follows:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Continued)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                 JULY 31, 2011

                                                                               Expenses Borne by Advisor Subject to Recovery
                                                                          -------------------------------------------------------
                                                   Advisory    Expense        Year           Year           Year
                                                      Fee       Reim-         Ended          Ended          Ended
                                                    Waivers   bursements  July 31, 2009  July 31, 2010  July 31, 2011    Total
                                                  ----------  ----------  -------------  -------------  -------------  ----------
First Trust Consumer Discretionary
   AlphaDEX(R) Fund                                $109,492     $   --      $ 38,005        $110,096       $109,492     $257,593
First Trust Consumer Staples AlphaDEX(R) Fund        59,013         --        44,268          51,148         59,013      154,429
First Trust Energy AlphaDEX(R) Fund                  52,991         --        41,578          67,669         52,991      162,238
First Trust Financials AlphaDEX(R) Fund              90,841         --        43,241         104,140         90,841      238,222
First Trust Health Care AlphaDEX(R) Fund             66,543         --        55,680          66,052         66,543      188,275
First Trust Industrials/Producer Durables
   AlphaDEX(R) Fund                                  45,159         --        36,527          52,980         45,159      134,666
First Trust Materials AlphaDEX(R) Fund              114,169         --        41,022         114,679        114,169      269,870
First Trust Technology AlphaDEX(R) Fund              62,099         --        44,308          67,139         62,099      173,546
First Trust Utilities AlphaDEX(R) Fund               46,722         --        61,924          53,420         46,722      162,066
First Trust Large Cap Core AlphaDEX(R) Fund              --         --        48,959          73,433             --      122,392
First Trust Mid Cap Core AlphaDEX(R) Fund                --         --        36,544          73,604             --      110,148
First Trust Small Cap Core AlphaDEX(R) Fund          31,316         --        43,506          66,001         31,316      140,823
First Trust Large Cap Value AlphaDEX(R) Fund         15,536         --        62,297          64,402         15,536      142,235
First Trust Large Cap Growth AlphaDEX(R) Fund        22,615         --        55,316          52,810         22,615      130,741
First Trust Multi Cap Value AlphaDEX(R) Fund         48,799         --        70,667          41,081         48,799      160,547
First Trust Multi Cap Growth AlphaDEX(R) Fund        48,197         --        49,485          49,427         48,197      147,109

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the servicing agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for custody of the Trust's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNYM is responsible for performing transfer agency services for the Trust. BNYM is a subsidiary of the Bank of New York Mellon Corporation, a financial holding company.

James A. Bowen, the Chief Executive Officer of First Trust, on October 12, 2010, acquired 100% of the voting stock of The Charger Corporation, the general partner of First Trust (the "Transaction"). First Trust is a limited partnership with one limited partner and one general partner (The Charger Corporation). The consummation of the Transaction was deemed to be an "assignment" (as defined in the 1940 Act) of the investment management agreement and distribution agreement for each affected Fund, and resulted in the automatic termination of the agreements. In addition, the former expense reimbursement, fee waiver and recovery agreement applicable to all of the affected Funds terminated pursuant to its terms upon the termination of the investment management agreement. The Transaction had no effect on the First Trust Mid Cap Value AlphaDEX(R) Fund, the First Trust Mid Cap Growth AlphaDEX(R) Fund, the First Trust Small Cap Value AlphaDEX(R) Fund, the First Trust Small Cap Growth AlphaDEX(R) Fund and the First Trust Mega Cap AlphaDEX(R) Fund as these Funds came into existence in 2011, after the Transaction.

The Trust's Board of Trustees approved an interim investment management agreement with First Trust in connection with the affected Funds which was entered into effective upon the closing of the Transaction and was in effect for a maximum period of 150 days. A new investment management agreement with First Trust in connection with the affected Funds was approved by the Board of Trustees and was submitted to shareholders of each affected Fund as of the record date (September 30, 2010) for approval to take effect upon such shareholder approval. Special meetings of the shareholders of the affected Funds were held on December 6, 2010 and December 20, 2010. The new investment management agreement between the Trust and First Trust relating to the Transaction was approved by shareholders of each affected Fund. The Trust's Board of Trustees also approved a new Distribution Agreement and Recovery Agreement for each affected Fund which were entered into effective upon the closing of the Transaction.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each additional trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with Board or Committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually and each of the Chairmen of the Nominating and Governance Committee and Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and allocated equally among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms before rotating to serve as Chairman of another Committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the trusts for serving in such capacities.

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NOTES TO FINANCIAL STATEMENTS (Continued)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                 JULY 31, 2011


                      4. PURCHASES AND SALES OF SECURITIES

For the period ended July 31, 2011, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                 Purchases               Sales
                                                               -------------         -------------
First Trust Consumer Discretionary AlphaDEX(R) Fund             $375,154,133          $375,836,002
First Trust Consumer Staples AlphaDEX(R) Fund                     78,058,198            77,932,449
First Trust Energy AlphaDEX(R) Fund                              116,875,913           117,014,529
First Trust Financials AlphaDEX(R) Fund                          133,893,593           139,225,705
First Trust Health Care AlphaDEX(R) Fund                         142,380,798           142,455,094
First Trust Industrials/Producer Durables AlphaDEX(R) Fund        50,747,067            50,775,498
First Trust Materials AlphaDEX(R) Fund                           509,629,328           527,533,013
First Trust Technology AlphaDEX(R) Fund                          153,773,266           153,880,282
First Trust Utilities AlphaDEX(R) Fund                            33,781,703            33,582,162
First Trust Large Cap Core AlphaDEX(R) Fund                      134,704,719           135,644,833
First Trust Mid Cap Core AlphaDEX(R) Fund                        150,322,519           150,246,960
First Trust Small Cap Core AlphaDEX(R) Fund                       76,254,965            76,533,779
First Trust Large Cap Value AlphaDEX(R) Fund                      86,407,676            86,376,363
First Trust Large Cap Growth AlphaDEX(R) Fund                    138,205,320           138,095,423
First Trust Multi Cap Value AlphaDEX(R) Fund                      21,358,616            21,308,143
First Trust Multi Cap Growth AlphaDEX(R) Fund                     28,857,570            28,837,420
First Trust Mid Cap Value AlphaDEX(R) Fund                           282,532               280,375
First Trust Mid Cap Growth AlphaDEX(R) Fund                        1,574,772             1,579,251
First Trust Small Cap Value AlphaDEX(R) Fund                         309,816               316,240
First Trust Small Cap Growth AlphaDEX(R) Fund                      1,487,033             1,483,156
First Trust Mega Cap AlphaDEX(R) Fund                              1,334,738             1,395,809

For the period ended July 31, 2011, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                 Purchases               Sales
                                                               -------------         -------------
First Trust Consumer Discretionary AlphaDEX(R) Fund             $747,778,500          $349,516,848
First Trust Consumer Staples AlphaDEX(R) Fund                    282,252,823            65,243,302
First Trust Energy AlphaDEX(R) Fund                              211,178,212           113,258,755
First Trust Financials AlphaDEX(R) Fund                          372,093,489           423,695,677
First Trust Health Care AlphaDEX(R) Fund                         341,565,874           152,237,038
First Trust Industrials/Producer Durables AlphaDEX(R) Fund        65,380,725            34,260,406
First Trust Materials AlphaDEX(R) Fund                           662,796,388           276,818,253
First Trust Technology AlphaDEX(R) Fund                          247,286,242           111,633,615
First Trust Utilities AlphaDEX(R) Fund                            94,284,606            42,663,591
First Trust Large Cap Core AlphaDEX(R) Fund                      319,391,605           117,503,829
First Trust Mid Cap Core AlphaDEX(R) Fund                        373,558,241           127,719,641
First Trust Small Cap Core AlphaDEX(R) Fund                      142,464,711            74,407,667
First Trust Large Cap Value AlphaDEX(R) Fund                     218,494,712            98,358,441
First Trust Large Cap Growth AlphaDEX(R) Fund                    164,843,165            75,994,666
First Trust Multi Cap Value AlphaDEX(R) Fund                      40,161,201            25,083,527
First Trust Multi Cap Growth AlphaDEX(R) Fund                     46,477,813            18,231,482
First Trust Mid Cap Value AlphaDEX(R) Fund                         3,045,537             1,034,735
First Trust Mid Cap Growth AlphaDEX(R) Fund                        8,373,794             1,069,258
First Trust Small Cap Value AlphaDEX(R) Fund                       3,048,116             1,039,231
First Trust Small Cap Growth AlphaDEX(R) Fund                      7,185,825             1,071,413
First Trust Mega Cap AlphaDEX(R) Fund                              4,942,500               922,803



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NOTES TO FINANCIAL STATEMENTS (Continued)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                 JULY 31, 2011


                   5. CREATION, REDEMPTION & TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per share of each Fund on the transaction date times the number of shares in a Creation Unit. Purchasers of Creation Units must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                 Number of Securities            Creation
                  in a Creation Unit          Transaction Fee
                 --------------------         ---------------
                         1-100                    $  500
                       101-200                    $1,000
                       201-300                    $1,500
                       301-400                    $2,000
                       401-500                    $2,500
                       501-600                    $3,000
                       601-700                    $3,500

The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per share of a Fund on the transaction date times the number of shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Parties redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                 Number of Securities           Redemption
                  in a Creation Unit          Transaction Fee
                 --------------------         ---------------
                         1-100                    $  500
                       101-200                    $1,000
                       201-300                    $1,500
                       301-400                    $2,000
                       401-500                    $2,500
                       501-600                    $3,000
                       601-700                    $3,500

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse FTP, the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

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NOTES TO FINANCIAL STATEMENTS (Continued)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                 JULY 31, 2011

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, the Funds will not pay 12b-1 fees any time before the following dates:

                                                                      Date
                                                                ----------------
First Trust Consumer Discretionary AlphaDEX(R) Fund             December 1, 2011
First Trust Consumer Staples AlphaDEX(R) Fund                   December 1, 2011
First Trust Energy AlphaDEX(R) Fund                             December 1, 2011
First Trust Financials AlphaDEX(R) Fund                         December 1, 2011
First Trust Health Care AlphaDEX(R) Fund                        December 1, 2011
First Trust Industrials/Producer Durables AlphaDEX(R) Fund      December 1, 2011
First Trust Materials AlphaDEX(R) Fund                          December 1, 2011
First Trust Technology AlphaDEX(R) Fund                         December 1, 2011
First Trust Utilities AlphaDEX(R) Fund                          December 1, 2011
First Trust Large Cap Core AlphaDEX(R) Fund                     December 1, 2011
First Trust Mid Cap Core AlphaDEX(R) Fund                       December 1, 2011
First Trust Small Cap Core AlphaDEX(R) Fund                     December 1, 2011
First Trust Large Cap Value AlphaDEX(R) Fund                    December 1, 2011
First Trust Large Cap Growth AlphaDEX(R) Fund                   December 1, 2011
First Trust Multi Cap Value AlphaDEX(R) Fund                    December 1, 2011
First Trust Multi Cap Growth AlphaDEX(R) Fund                   December 1, 2011
First Trust Mid Cap Value AlphaDEX(R) Fund                        April 19, 2012
First Trust Mid Cap Growth AlphaDEX(R) Fund                       April 19, 2012
First Trust Small Cap Value AlphaDEX(R) Fund                      April 19, 2012
First Trust Small Cap Growth AlphaDEX(R) Fund                     April 19, 2012
First Trust Mega Cap AlphaDEX(R) Fund                               May 12, 2012


                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND:

We have audited the accompanying statements of assets and liabilities of First Trust Exchange-Traded AlphaDEX(R) Fund (collectively, the "Funds"), comprised of First Trust Consumer Discretionary AlphaDEX(R) Fund, First Trust Consumer Staples AlphaDEX(R) Fund, First Trust Energy AlphaDEX(R) Fund, First Trust Financials AlphaDEX(R) Fund, First Trust Health Care AlphaDEX(R) Fund, First Trust Industrials/Producer Durables AlphaDEX(R) Fund, First Trust Materials AlphaDEX(R) Fund, First Trust Technology AlphaDEX(R) Fund, First Trust Utilities AlphaDEX(R) Fund, First Trust Large Cap Core AlphaDEX(R) Fund, First Trust Mid Cap Core AlphaDEX(R) Fund, First Trust Small Cap Core AlphaDEX(R) Fund, First Trust Large Cap Value AlphaDEX(R) Fund (formerly known as First Trust Large Cap Value Opportunities AlphaDEX(R) Fund), First Trust Large Cap Growth AlphaDEX(R) Fund (formerly known as First Trust Large Cap Growth Opportunities AlphaDEX(R)
Fund), First Trust Multi Cap Value AlphaDEX(R) Fund, First Trust Multi Cap Growth AlphaDEX(R) Fund, First Trust Mid Cap Value AlphaDEX(R) Fund, First Trust Mid Cap Growth AlphaDEX(R) Fund, First Trust Small Cap Value AlphaDEX(R) Fund, First Trust Small Cap Growth AlphaDEX(R) Fund, and First Trust Mega Cap AlphaDEX(R) Fund, including the portfolios of investments, as of July 31, 2011, and the related statements of operations for the year or periods then ended and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011 by correspondence with the Funds' custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the First Trust Exchange-Traded AlphaDEX(R) Fund as of July 31, 2011, the results of their operations for the year or periods then ended, and the changes in their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
September 27, 2011

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                           JULY 31, 2011 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the 12-months ended June 30, 2011 is available
(1) without charge, upon request, by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of each Fund's portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling
(800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and
(4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

Special meetings of the shareholders of the Funds were held on December 6, 2010 and December 20, 2010. A new investment management agreement between the Trust and First Trust relating to the change in control of First Trust Advisors L.P. was approved at certain of such meetings as detailed below. The terms of the new investment management agreement are substantially similar to the terms of the previous agreements.


         Ticker Symbol      Date of Vote         % of Voted          Voted For          Voted Against       Abstained
         -------------      ------------        ------------        ------------        -------------      ------------
              FXD             12/6/2010            64.36%             8,023,477            23,087              30,745
              FXG             12/6/2010            65.69%               980,718             1,432               3,168
              FXN             12/6/2010            59.26%             1,586,396             6,688               7,004
              FXO             12/6/2010            64.23%             9,277,727            32,269              35,547
              FXH             12/6/2010            57.67%             1,256,923             4,162               7,667
              FXR             12/6/2010            70.40%             1,432,303             7,976               3,013
              FXZ             12/6/2010            64.28%             7,369,526            24,698              29,751
              FXL             12/6/2010            62.85%             2,240,545            16,612               8,607
              FXU             12/6/2010            68.42%             1,594,583             6,619               6,560
              FEX             12/6/2010            53.38%             1,583,490            27,915              43,323
              FNX             12/6/2010            57.78%             1,445,920             9,102              18,357
              FYX             12/6/2010            50.66%               760,826             8,797              15,559
              FTA             12/6/2010            64.24%             1,671,566             3,230              24,701
              FTC             12/6/2010            55.73%             1,045,916               671              12,334
              FAB            12/20/2010            51.20%               444,255             4,465              12,086
              FAD            12/20/2010            50.16%               137,045             1,077              12,351

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (Continued)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                           JULY 31, 2011 (UNAUDITED)


                            FEDERAL TAX INFORMATION
For the taxable year ended July 31, 2011, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:


                                                               Dividends Received Deduction
                                                               ----------------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                      100.00%
First Trust Consumer Staples AlphaDEX(R) Fund                            100.00%
First Trust Energy AlphaDEX(R) Fund                                      100.00%
First Trust Financials AlphaDEX(R) Fund                                   76.61%
First Trust Health Care AlphaDEX(R) Fund                                 100.00%
First Trust Industrials/Producer Durables AlphaDEX(R) Fund               100.00%
First Trust Materials AlphaDEX(R) Fund                                   100.00%
First Trust Technology AlphaDEX(R) Fund                                    0.00%
First Trust Utilities AlphaDEX(R) Fund                                   100.00%
First Trust Large Cap Core AlphaDEX(R) Fund                              100.00%
First Trust Mid Cap Core AlphaDEX(R) Fund                                100.00%
First Trust Small Cap Core AlphaDEX(R) Fund                              100.00%
First Trust Large Cap Value AlphaDEX(R) Fund                             100.00%
First Trust Large Cap Growth AlphaDEX(R) Fund                            100.00%
First Trust Multi Cap Value AlphaDEX(R) Fund                             100.00%
First Trust Multi Cap Growh AlphaDEX(R) Fund                             100.00%
First Trust Mid Cap Value AlphaDEX(R) Fund                               100.00%
First Trust Mid Cap Growth AlphaDEX(R) Fund                                0.00%
First Trust Small Cap Value AlphaDEX(R) Fund                             100.00%
First Trust Small Cap Growth AlphaDEX(R) Fund                              0.00%
First Trust Mega Cap AlphaDEX(R) Fund                                    100.00%

For the taxable year ended July 31, 2011, the following percentages of income dividend paid by the Funds is hereby designated as qualified dividend income:

                                                                Qualified Dividend Income
                                                               ----------------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                      100.00%
First Trust Consumer Staples AlphaDEX(R) Fund                            100.00%
First Trust Energy AlphaDEX(R) Fund                                      100.00%
First Trust Financials AlphaDEX(R) Fund                                   77.32%
First Trust Health Care AlphaDEX(R) Fund                                 100.00%
First Trust Industrials/Producer Durables AlphaDEX(R) Fund               100.00%
First Trust Materials AlphaDEX(R) Fund                                   100.00%
First Trust Technology AlphaDEX(R) Fund                                    0.00%
First Trust Utilities AlphaDEX(R) Fund                                   100.00%
First Trust Large Cap Core AlphaDEX(R) Fund                              100.00%
First Trust Mid Cap Core AlphaDEX(R) Fund                                100.00%
First Trust Small Cap Core AlphaDEX(R) Fund                              100.00%
First Trust Large Cap Value AlphaDEX(R) Fund                             100.00%
First Trust Large Cap Growth AlphaDEX(R) Fund                            100.00%
First Trust Multi Cap Value AlphaDEX(R) Fund                             100.00%
First Trust Multi Cap Growh AlphaDEX(R) Fund                             100.00%
First Trust Mid Cap Value AlphaDEX(R) Fund                               100.00%
First Trust Mid Cap Growth AlphaDEX(R) Fund                                0.00%
First Trust Small Cap Value AlphaDEX(R) Fund                             100.00%
First Trust Small Cap Growth AlphaDEX(R) Fund                              0.00%
First Trust Mega Cap AlphaDEX(R) Fund                                     41.56%

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees of the First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust"), including the Independent Trustees, approved the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. ("First Trust") on behalf of the following series of the Trust (each a "Fund" and collectively, the "Funds") for an initial two year term at a meeting held on December 13, 2010:

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (Continued)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                           JULY 31, 2011 (UNAUDITED)

          First Trust Mid Cap Growth AlphaDEX(R) Fund
          First Trust Mid Cap Value AlphaDEX(R) Fund
          First Trust Small Cap Growth AlphaDEX(R) Fund
          First Trust Small Cap Value AlphaDEX(R) Fund

The Board of Trustees determined for each Fund that the Agreement is in the best interests of the Fund in light of the services, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for each Fund, the Independent Trustees received a report in advance of the Board meeting. The report, among other things, outlined the services to be provided by First Trust to each Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee structure for each Fund as compared to fees charged by investment advisors to other comparable exchange-traded funds ("ETFs"), and as compared to fees charged to other First Trust clients with similar investment objectives, and to other ETFs managed by First Trust; the estimated expenses to be incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on First Trust; fall out benefits to First Trust and First Trust Portfolios L.P.; and a summary of First Trust's compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by First Trust. The Board applied its business judgment to determine whether the arrangement between the Trust and First Trust is a reasonable business arrangement from each Fund's perspective as well as from the perspective of shareholders.

In evaluating whether to approve the Agreement for each Fund, the Board considered the nature, extent and quality of services to be provided by First Trust under the Agreement, and noted that First Trust provides management services to other ETFs and to other investment companies in the First Trust complex with diligence and care. The Board also considered the compliance program that had been developed by First Trust and the skills of its employees who would be working with the Funds. It also considered the efforts expended by First Trust in organizing the Trust and making arrangements for entities to provide services to the Funds. Since each Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Funds, although it considered the hypothetical performance of the underlying indices. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services to be provided to the Funds by First Trust under the Agreement are expected to be satisfactory.

The Board reviewed information regarding the proposed unitary fee structure for each Fund. The Board noted that under the unitary fee arrangement, each Fund would pay First Trust a fee equal to an annual rate of 0.70% of its average daily net assets and that First Trust would be responsible for each Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit, licensing and other services, but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, service fees and distribution fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board considered information provided by First Trust and Lipper, Inc. ("Lipper") for each Fund on the advisory fees and expense ratios of other comparable funds. The Board considered the limitations on the comparability of the funds in each of the First Trust and Lipper peer groups. Based on the information provided, and noting the limitations on the comparability, the Board concluded that the proposed unitary fee for each Fund was within a reasonable range of the fees charged to other comparable funds. The Board considered the total expense ratios (after fee waivers) of other First Trust ETFs, including First Trust ETFs that pay a unitary fee, noting that each Fund's proposed unitary fee was the same as the total expense ratios (after fee waivers) of all the other First Trust AlphaDEX(R) ETFs currently in operation. In light of the nature, extent and quality of services to be provided under the Agreement, the Board determined that the proposed unitary fee for each Fund was fair and reasonable.

The Board considered First Trust's representation that the proposed unitary fee for each Fund was not structured to pass the benefits of any economies of scale on to shareholders as each Fund's assets grow, but that First Trust did not believe this was material to the Board's consideration of the proposed unitary fee due to the anticipated asset levels for each Fund. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would benefit First Trust, but that a unitary fee structure provides certainty in expenses for the Funds. The Board noted that First Trust has continued to invest in personnel and infrastructure for the First Trust complex. The Board took the costs to be borne by First Trust in connection with its services to be performed under the Agreement into consideration and noted that First Trust was unable to estimate the profitability of the Agreement to First Trust. The Board considered that First Trust had identified as a fall out benefit to First Trust and First Trust Portfolios L.P. their exposure to investors and brokers who, in the absence of the Funds, may have had no dealings with First Trust. The Board also noted that First Trust would not utilize soft dollars in connection with its management of the Funds' portfolios. The Board considered that First Trust will receive compensation from the Trust for providing fund reporting services for the Funds pursuant to a separate Fund Reporting Services Agreement.

After discussion, the Board of Trustees, including the Independent Trustees, concluded that First Trust had the capabilities, resources and personnel necessary to manage each Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Trustees concluded that it was in the best interests of each Fund to approve the Agreement. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (Continued)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                           JULY 31, 2011 (UNAUDITED)

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT FOR FIRST TRUST MEGA CAP ALPHADEX(R) FUND

The Board of Trustees of the First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust"), including the Independent Trustees, approved the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. ("First Trust") for First Trust Mega Cap AlphaDEX(R) Fund (the "Fund") for an initial two year term at a meeting held on March 21, 2011. The Board of Trustees determined that the Agreement is in the best interests of the Fund in light of the services, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement, the Independent Trustees received a report in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The report, among other things, outlined the services to be provided by First Trust to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee structure for the Fund as compared to fees charged by investment advisors to other comparable exchange-traded funds ("ETFs"), and as compared to fees charged to other First Trust clients with similar investment objectives, and to other ETFs managed by First Trust; the estimated expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on First Trust; fall out benefits to First Trust and First Trust Portfolios L.P.; and a summary of First Trust's compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by First Trust. The Board applied its business judgment to determine whether the arrangement between the Trust and First Trust is a reasonable business arrangement from the Fund's perspective as well as from the perspective of shareholders.

In evaluating whether to approve the Agreement, the Board considered the nature, extent and quality of services to be provided by First Trust under the Agreement, and noted that First Trust employees provide management services to other ETFs and to other investment companies in the First Trust complex with diligence and care. The Board also considered the compliance program that had been developed by First Trust and the skills of its employees who would be working with the Fund. It also considered the efforts expended by First Trust in organizing the Trust and making arrangements for entities to provide services to the Fund. Since the Fund had yet to commence investment operations, the Board could not consider the investment performance of the Fund, but the Board did consider the hypothetical performance of the applicable index. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services to be provided to the Fund by First Trust under the Agreement are expected to be satisfactory.

The Board reviewed information regarding the proposed unitary fee structure for the Fund. The Board noted that under the unitary fee arrangement, the Fund would pay First Trust a fee equal to an annual rate of 0.70% of its average daily net assets and that First Trust would be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit, licensing and other services, but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, service fees and distribution fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board reviewed information provided by First Trust and Lipper, Inc. for the Fund on the advisory fees and expense ratios of other comparable ETFs and discussed with First Trust its pricing considerations for ETFs employing the AlphaDEX(R) strategy. The Board considered the total expense ratios (after fee waivers) of other First Trust ETFs, including First Trust ETFs that pay a unitary fee, noting that the Fund's proposed unitary fee was the same as the total expense ratios (after fee waivers) of all the other First Trust AlphaDEX(R) ETFs currently in operation. In light of the nature, extent and quality of services to be provided under the Agreement, the Board determined that the proposed unitary fee for the Fund was fair and reasonable.

The Board considered First Trust's representation that the proposed unitary fee for the Fund was not structured to pass the benefits of any economies of scale on to shareholders as the Fund's assets grow, but that First Trust did not believe this was material to the Board's consideration of the proposed unitary fee due to the anticipated asset levels for the Fund. The Trustees noted that any reduction in fixed costs associated with the management of the Fund would benefit First Trust, but that a unitary fee structure provides certainty in expenses for the Fund. The Board noted that First Trust has continued to invest in personnel and infrastructure for the First Trust complex. The Board took the costs to be borne by First Trust in connection with its services to be performed under the Agreement into consideration and noted that First Trust was unable to estimate the profitability of the Agreement to First Trust. The Board considered that First Trust had identified as a fall out benefit to First Trust and First Trust Portfolios L.P. their exposure to investors and brokers who, in the absence of the Fund, may have had no dealings with First Trust. The Board also noted that First Trust would not utilize soft dollars in connection with its management of the Fund's portfolio. The Board considered that First Trust will receive compensation from the Trust for providing fund reporting services for the Fund pursuant to a separate Fund Reporting Services Agreement.

After discussion, the Board of Trustees, including the Independent Trustees, concluded that First Trust had the capabilities, resources and personnel necessary to manage the Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Trustees concluded that it was in the best interests of the Fund to approve the Agreement. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                           JULY 31, 2011 (UNAUDITED)


Each Fund's respective statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.


                                                                                                   NUMBER OF
                                                                                                 PORTFOLIOS IN
                                    TERM OF OFFICE                                              THE FIRST TRUST         OTHER
    NAME, ADDRESS,                  AND YEAR FIRST                                               FUND COMPLEX      TRUSTEESHIPS OR
   DATE OF BIRTH AND                  ELECTED OR               PRINCIPAL OCCUPATIONS              OVERSEEN BY       DIRECTORSHIPS
POSITION WITH THE TRUST                APPOINTED                DURING PAST 5 YEARS                 TRUSTEE        HELD BY TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Richard E. Erickson, Trustee       o Indefinite Term  Physician; President, Wheaton Orthope-          83         None
c/o First Trust Advisors L.P.                         dics; Co-Owner and Co-Director (January
120 E. Liberty Drive,              o Since Inception  1996 to May 2007), Sports Med Center for
   Suite 400                                          Fitness; Limited Partner, Gundersen Real
Wheaton, IL 60187                                     Estate Limited - Partner-ship; Member,
D.O.B.: 04/51                                         Sportsmed LLC

Thomas R. Kadlec, Trustee          o Indefinite Term  President (March 2010 to present), Senior       83         Director of ADM
c/o First Trust Advisors L.P.                         Vice President and Chief Financial Officer                 Investor Services,
120 E. Liberty Drive,              o Since Inception  (May 2007 to March 2010), Vice President                   Inc. and ADM
   Suite 400                                          and Chief Financial Officer (1990 to May                   Investor Services,
Wheaton, IL 60187                                     2007), ADM Investor Services, Inc.                         International
D.O.B.: 11/57                                         (Futures Commission Merchant)

Robert F. Keith, Trustee           o Indefinite Term  President (2003 to Present), Hibs               83         Director of
c/o First Trust Advisors L.P.                         Enterprises (Financial and Management                      Trust Company
120 E. Liberty Drive,              o Since Inception  Consulting)                                                of Illinois
   Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee           o Indefinite Term  President (June 2002 to Present), Covenant      83         Director of
c/o First Trust Advisors L.P.                         College                                                    Covenant
120 E. Liberty Drive,              o Since Inception                                                             Transport Inc.
   Suite 400
Wheaton, IL 60187
D.O.B.: 03/54

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

James A. Bowen(1),                 o Indefinite Term  Chief Executive Officer (December 2010 to       83         None
Trustee, President,                                   Present), President (until December 2010),
Chairman of the Board and CEO      o Since Inception  First Trust Advisors L.P. and First Trust
120 E. Liberty Drive,                                 Portfolios L.P.; Chairman of the Board of
   Suite 400                                          Directors, BondWave LLC
Wheaton, IL 60187                                     (Software Development Company/
D.O.B.: 09/55                                         Investment Advisor) and Stonebridge
                                                      Advisors LLC (Investment Advisor)


--------
1 Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                           FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                   JULY 31, 2011 (UNAUDITED)

                                  POSITION AND             TERM OF OFFICE
     NAME, ADDRESS                  OFFICES                 AND LENGTH OF                      PRINCIPAL OCCUPATIONS
   AND DATE OF BIRTH               WITH TRUST                  SERVICE                          DURING PAST 5 YEARS

------------------------------------------------------------------------------------------------------------------------------------
                                                   OFFICERS WHO ARE NOT TRUSTEES2
------------------------------------------------------------------------------------------------------------------------------------

Mark R. Bradley            Treasurer, Chief Financial  o Indefinite Term        Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,      Officer and Chief                                    and Chief Financial Officer, First Trust Advisors
   Suite 400               Accounting Officer          o Since Inception        L.P. and First Trust Portfolios L.P.; Chief
Wheaton, IL 60187                                                               Financial Officer, BondWave LLC (Software
D.O.B.: 11/57                                                                   Development Company/Investment Advisor) and
                                                                                Stonebridge Advisors LLC
(Investment Advisor)

Erin E. Chapman            Assistant Secretary         o Indefinite Term        Assistant General Counsel (October 2007 to Present),
120 E. Liberty Drive,                                                           Associate Counsel (March 2006 to October 2007),
   Suite 400                                           o Since June 2009        First Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                                                               L.P.; Associate Attorney (November 2003 to March
D.O.B.: 08/76                                                                   2006), Doyle & Bolotin, Ltd.

James M. Dykas             Assistant Secretary         o Indefinite Term        Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,                                                           President (April 2007 to Present), Vice President
   Suite 400                                           o Since Inception        (January 2005 to April 2007), First Trust Advisors
Wheaton, IL 60187                                                               L.P. and First Trust Portfolios L.P.
D.O.B.: 01/66

Rosanne Gatta              Assistant Secretary         o Indefinite Term        Board Liaison Associate (July 2010 to Present),
120 E. Liberty Drive,                                                           First Trust Advisors L.P. and First Trust Portfolios
   Suite 400                                           o Since March 2011       L.P.; Assistant Vice President (February 2001 to
Wheaton, IL 60187                                                               July 2010), PNC Global Investment Servicing
D.O.B.: 07/55

W. Scott Jardine           Secretary                   o Indefinite Term        General Counsel, First Trust Advisors L.P. and First
120 E. Liberty Drive,                                                           Trust Portfolios L.P.; Secretary, BondWave LLC
   Suite 400                                           o Since Inception        (Software Development Company/Investment Advisor)
Wheaton, IL 60187                                                               and Stonebridge Advisors LLC (Investment Advisor)
D.O.B.: 05/60

Daniel J. Lindquist        Vice President              o Indefinite Term        Senior Vice President (September 2005 to
120 E. Liberty Drive,                                                           Present), Vice President (April 2004 to September
   Suite 400                                           o Since Inception        2005), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                               Portfolios L.P.
D.O.B.: 02/70

Coleen D. Lynch            Assistant Vice President    o Indefinite Term        Assistant Vice President (January 2008 to Present),
120 E. Liberty Drive,                                                           First Trust Advisors L.P. and First Trust Portfolios
   Suite 400                                           o Since July 2008        L.P.; Vice President (May 1998 to January 2008), Van
Wheaton, IL 60187                                                               Kampen Asset Management and Morgan Stanley
D.O.B.: 07/58                                                                   Investment Management

Kristi A. Maher            Assistant Secretary and     o Indefinite Term        Deputy General Counsel (May 2007 to Present),
120 E. Liberty Drive,      Chief Compliance Officer    o Assistant Secretary    Assistant General Counsel (March 2004 to May
   Suite 400                                             since Inception        2007), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                      o Chief Compliance       Portfolios L.P.
D.O.B.: 12/66                                            Officer since January
                                                         2011

Roger F. Testin            Vice President              o Indefinite Term        Senior Vice President (November 2003 to Present),
120 E. Liberty Drive,                                                           Vice President (August 2001 to November 2003), First
   Suite 400                                           o Since Inception        Trust Advisors L. P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 06/66

Stan Ueland                Vice President              o Indefinite Term        Vice President (August 2005 to Present), First Trust
120 E. Liberty Drive,                                                           Advisors L.P. and First Trust Portfolios L.P; Vice
   Suite 400                                           o Since Inception        President (May 2004 to August 2005), BondWave LLC
Wheaton, IL 60187                                                               (Software Development Company/Investment Advisor)
D.O.B.: 11/70

--------

2 The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

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RISK CONSIDERATIONS
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                           JULY 31, 2011 (UNAUDITED)

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND.

The following summarizes some of the risks that should be considered for the Funds.

Each Fund's shares will change in value, and you could lose money by investing in a Fund. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Overall stock market values could decline generally or could underperform other investments.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the Fund shares' net asset value. Unlike shares of open-end mutual funds, investors are generally not able to purchase ETF shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of ETF shares called creation units can be purchased from, or redeemed to, a Fund.

Each Fund is subject to index tracking risk. You should anticipate that the value of each Fund's shares will decline, more or less, in correlation with any decline in the value of that Fund's corresponding index.

Each Fund's return may not match the return of the index it seeks to track for a number of reasons. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between a Fund's performance and the performance of its corresponding index, there can be no assurance that a Fund will be able to achieve such a correlation. Accordingly, each Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of its corresponding index.

Each Fund is exposed to additional market risk due to its policy of investing principally in the securities included in its corresponding index. As a result of this policy, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result, the Funds will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the index the Fund seeks to track.

Each Fund relies on a license and related sublicense from an index provider that permits it to use its corresponding index and associated trade names, trademarks and service marks in connection with the name and investment strategies of the Fund. Such license and related sublicense may be terminated by the index provider and, as a result, a Fund may lose its ability to use such intellectual property. There is no guarantee the index provider has all the rights to license such intellectual property on behalf of the Fund. In the event the license is terminated or the index provider does not have rights to license such intellectual property, it may have a significant effect on the operation of the respective Fund.

Each Fund is subject to issuer specific change risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Each Fund may be concentrated in stocks of companies in an individual industry if the Fund's corresponding index is concentrated in such industry. A concentration makes a Fund more susceptible to any single occurrence affecting the industry and may subject a Fund to greater market risk than more diversified funds.

Each Fund is considered to be non-diversified. As a result, each Fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, changes in the market value of a single portfolio security could cause greater fluctuations in share price than would occur in a diversified fund. Furthermore, non-diversified funds are more susceptible to any single political, regulatory or economic occurrence.

Each Fund is not actively managed. A Fund may be affected by a general decline in certain market segments relating to a Fund's corresponding index. A Fund invests in securities included in or representative of its corresponding index regardless of its investment merit. A Fund generally will not attempt to take defensive positions in declining markets.

The First Trust Consumer Discretionary AlphaDEX(R) Fund, the First Trust Consumer Staples AlphaDEX(R) Fund, the First Trust Energy AlphaDEX(R) Fund, the First Trust Financials AlphaDEX(R) Fund, the First Trust Health Care AlphaDEX(R) Fund, the First Trust Industrials/Producer Durables AlphaDEX(R) Fund, the First Trust Materials AlphaDEX(R) Fund, the First Trust Technology AlphaDEX(R) Fund,

--------------------------------------------------------------------------------
RISK CONSIDERATIONS (Continued)
--------------------------------------------------------------------------------

the First Trust Utilities AlphaDEX(R) Fund, the First Trust Multi Cap Value AlphaDEX(R) Fund, the First Trust Multi Cap Growth AlphaDEX(R) Fund, the First Trust Mid Cap Core AlphaDEX(R) Fund, the First Trust Small Cap Core AlphaDEX(R) Fund, the First Trust Mid Cap Value AlphaDEX(R) Fund, the First Trust Mid Cap Growth AlphaDEX(R) Fund, the First Trust Small Cap Value AlphaDEX(R) Fund and the First Trust Small Cap Growth AlphaDEX(R) Fund may invest in small capitalization and/or mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

The First Trust Large Cap Value AlphaDEX(R) Fund and the First Trust Multi Cap Value AlphaDEX(R) Fund invest with a value-oriented investment style and may not be successful in realizing their respective investment objectives. Value companies may have experienced adverse business developments or may be subject to special risks that cause their securities to be out of favor, may never reach what may be their full value or may go down in price.

The First Trust Large Cap Growth AlphaDEX(R) Fund and the First Trust Multi Cap Growth AlphaDEX(R) Fund invest with a growth-oriented investment style and may not be successful in realizing their respective investment objectives. Securities of growth companies may experience significant fluctuations in price in response to economic, political, regulatory, company specific, sector or market developments, changes in perceptions or interest rate changes.

Each of the First Trust Large Cap Core AlphaDEX(R) Fund, the First Trust Mid Cap Core AlphaDEX(R) Fund, the First Trust Small Cap Core AlphaDEX(R) Fund, the First Trust Large Cap Value AlphaDEX(R) Fund, the First Trust Large Cap Growth AlphaDEX(R) Fund, the First Trust Mid Cap Value AlphaDEX(R) Fund, the First Trust Mid Cap Growth AlphaDEX(R) Fund, the First Trust Small Cap Value AlphaDEX(R) Fund, the First Trust Small Cap Growth AlphaDEX(R) Fund and the First Trust Mega Cap AlphaDEX(R) Fund normally invests at least 90% of its assets in common stocks that comprise the Index upon which it is based. The securities of companies represented in the Index upon which each Fund is based generally have market capitalizations that are consistent with the name of the Index. For purposes of determining the market capitalization range of such securities, the Fund will use the current range of the Index upon which it is based. However, the Fund will not be forced to sell a stock because the stock has exceeded or fallen below the current market capitalization range of the Index. Because of market movement, there can be no assurance that the securities in a Fund will stay within a given market capitalization range. As a result, each Fund may be exposed to additional risk or may not give investors the opportunity to invest fully in a given market capitalization range.

The First Trust Consumer Discretionary AlphaDEX(R) Fund invests in the securities of companies in the consumer discretionary sector. Companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

The First Trust Consumer Staples AlphaDEX(R) Fund invests in the securities of companies in the consumer staples sector. Companies in the consumer staples sector provide products directly to the consumer that are typically considered non-discretionary items based on consumer purchasing habits and may be affected by a variety of factors which could impact company profitability. For instance, government regulations may affect the permissibility of using various food additives and the production methods of companies that manufacture food products.

The First Trust Energy AlphaDEX(R) Fund invests in the securities of companies in the energy sector. The companies in the energy sector include integrated oil companies that are involved in the exploration, production and refining process, gas distributors and pipeline-related companies and other energy companies involved with mining, producing and delivering energy-related services and drilling. General problems of issuers in the energy sector include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Natural disasters such as hurricanes in the Gulf of Mexico will also impact the petroleum industry. Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials. In addition, oil prices have been extremely volatile.

The First Trust Financials AlphaDEX(R) Fund invests in the securities of companies in the financials sector. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. In addition, the Fund may invest in companies that may be significantly affected by the downturn in the U.S. and world economies that began with the significant decline in the subprime mortgage lending market in the United States.

The First Trust Health Care AlphaDEX(R) Fund invests in the securities of companies in the health care sector. Companies in the health care sector are involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, and are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

--------------------------------------------------------------------------------
RISK CONSIDERATIONS (Continued)
--------------------------------------------------------------------------------

The First Trust Industrials/Producer Durables AlphaDEX(R) Fund invests in the securities of companies in the industrials and producer durables sectors. Many companies in these sectors convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industries included in these sectors are electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

The First Trust Materials AlphaDEX(R) Fund invests in the securities of companies in the materials sector. Companies in the materials sector are involved in the extracting or processing of raw materials. General risks of these companies include the general state of the economy, consolidation, domestic and international politics and excess capacity. In addition, materials companies may also be significantly affected by volatility of commodity prices, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

The First Trust Technology AlphaDEX(R) Fund invests in the securities of companies in the technology sector. General risks of technology companies include the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel.

The First Trust Utilities AlphaDEX(R) Fund invests in the securities of companies in the utilities sector. General problems of issuers in the utilities sector include the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. All of such issuers have been experiencing certain of these problems in varying degrees.

Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund's assets can decline as can the value of a Fund's distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

The Funds may invest in non-U.S. securities publicly traded in the United States. Securities issued by non-U.S. companies present risks beyond those of securities of U.S. issuers. Risks of investing in non-U.S. securities include: different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in non-U.S. currency exchange rates; taxes; restrictions on non-U.S. investments and exchange of securities; and less government supervision and regulation of issuers in non-U.S. countries. Prices of non-U.S. securities also may be more volatile.



      NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                                 PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information to those individuals who need to know that information to provide products or services to you.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however if we do change it, we will tell you promptly.

For questions about our policy, or for additional copies of this notice, please contact us at (800) 621-1675.

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


--------------------------------------------------------------------------------

FIRST TRUST

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

--------------------------------------------------------------------------------

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187


ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL  60606


LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

--------------------------------------------------------------------------------

Inside Back Cover

                               [BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

      (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

      (d) The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

      (e) Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $726,800 for 2010 and $0 for 2011.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2010 and $0 for 2011.

      Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2010 and $0 for 2011.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $66,000 for 2010 and $60,242.86 for 2011. These fees were for tax consultation.

      Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for 2010 and $0 for 2011.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2010 and $0 for 2011.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2010 and $0 for 2011.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

           Registrant:           Adviser and Distributor:
           -----------           ------------------------
           (b) 0%                (b) 0%

           (c) 0%                (c) 0%

           (d) 0%                (d) 0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for 2010 were $66,000 for the registrant, $36,000 for the registrant's investment adviser and $37,300 for the registrant's distributor, and for 2011 were $60,242.86 for the registrant, $3,720 for the registrant's investment adviser and $35,433 for the registrant's distributor.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)   (2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
      Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)   (3) Not Applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)        First Trust Exchange-Traded AlphaDEX(R) Fund
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ James A. Bowen
                        --------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date   September 21, 2011
    -------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ James A. Bowen
                        --------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date   September 21, 2011
    -------------------------

By (Signature and Title)*  /s/ Mark R. Bradley
                        --------------------------------------------------------
                          Mark R. Bradley, Treasurer, Chief Financial Officer and Chief Accounting Officer
                          (principal financial officer)

Date   September 21, 2011
    -------------------------

* Print the name and title of each signing officer under his or her signature.